UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22542

SSGA ACTIVE TRUST

(Exact name of registrant as specified in charter)

One Lincoln Street, Boston, Massachusetts 02111

(Address of principal executive offices) (zip code)

Christopher A. Madden, Esq.

State Street Bank and Trust Company

One Lincoln Street/SUM0703

Boston, Massachusetts 02111

(Name and address of agent for service)

Copy to:

W. John McGuire, Esq.

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

Registrant’s telephone number, including area code: (617) 664-7037

Date of fiscal year end: June 30

Date of reporting period: June 30, 2016

Item 1. Reports to Shareholders.

Annual Report

30 June 2016

SSGA Active Trust

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.spdrs.com Please read the prospectus carefully before you invest.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.spdrs.com Please read the prospectus carefully before you invest.

SPDR SSGA Multi-Asset Real Return ETF —

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR SSGA Multi-Asset Real Return ETF (the “Fund”) invests substantially all of its assets in the SSGA Multi-Asset Real Return Portfolio (the “Portfolio”), which seeks to achieve real return consisting of capital appreciation and current income. As a result, the Fund invests indirectly through the Portfolio.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was –4.22%, and the total return for the Barclays U.S. Government Inflation-Linked Bond Index (the “Index”) was 4.59%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund underperformed the Index during the Reporting Period. Much of the Reporting Period was characterized by deteriorating expectations for global growth and benign inflation expectations. Further impeding inflation sensitive assets was the persistent weakness in oil prices due to elevated supply and lackluster demand in the crude oil market. These dynamics imposed downward pressure on inflation expectations as measured by five year breakeven interest rates over much of the reporting period. Realized inflation prints supported these expectations as inflation trended lower and in fact decreased on a year over year basis in September 2015, as measured by the U.S. Consumer Price Index for All Items Not Seasonally Adjusted. Weak input prices manifested in broad weakness across earnings expectations for resource equities. In fact, the reported earnings for the U.S. energy sector within the S&P 500 Index contracted over 70% for both Q3 and Q4 of 2015. The second half of the Reporting Period picked up where the first half left off as growth expectations languished and Brent crude oil prices dropped below $30 a barrel in January. However, momentum began to shift in mid-February as global central banks implemented further monetary accommodation in efforts to support growth and stabilize prices. Speculation for a coordinated production freeze further aided in stabilizing oil prices. The International Energy Agency offered a tailwind for oil prices after publishing a report suggesting that crude oil prices may have bottomed, helping support the “reflation” trade that characterized much of the remainder of the first half of calendar year 2016. Real assets broadly were supported by improved inflation expectations, realized inflation, and rising commodity prices associated with the reflation trade. Despite a rocky start, real assets enjoyed a favorable first half of 2016 as commodities, Real Estate Investment Trusts (“REITs”), and resource equities offered double digit returns.

Top contributors to overall portfolio performance during the Reporting Period were U.S. REITs, U.S. Treasury Inflation Protected Securities (TIPS), and international REITs. Global securitized real estate companies offered favorable returns benefitting from attractive yields, a low interest rate environment, rising property values, and improved demand for apartments, commercial and industrial space. U.S. TIPS performed well over the Reporting Period as real yields progressed lower during the first half of 2016, finishing the period slightly above 0.0%. Wavering global growth and expectations for the U.S. Federal Reserve to pause in raising administered interest rates favored defensive fixed income assets. Despite a strong second half of the fiscal period, the primary negative contributors to portfolio performance were broad commodities and resource equities. Deteriorations in the global growth outlook and unfavorable supply and demand balances for many commodities, including oil, placed significant downward pressure on broad commodities during Q3 and Q4 of 2015. One of many knock-on effects of falling commodity prices was weaker earnings expectations for commodity sensitive companies within resource equities. Resource equities fell over 20% in the first quarter of the Reporting Period driven by negative impacts of low commodity prices to corporate bottom lines.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

1

SPDR SSGA MULTI-ASSET REAL RETURN ETF — PERFORMANCE SUMMARY

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (4/25/12, 4/26/12, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR SSGA Multi-Asset Real Return ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 10, 2016) is 0.70%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN				AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET PRICE VALUE	PRIMARY BENCHMARK: BARCLAYS US GOVERNMENT INFLATION- LINKED BOND INDEX	SECONDARY BENCHMARK: DBIQ OPTIMUM YIELD DIVERSIFIED COMMODITY YIELD INDEX EXCESS RETURN	NET ASSET VALUE	MARKET PRICE VALUE	PRIMARY BENCHMARK: BARCLAYS US GOVERNMENT INFLATION- LINKED BOND INDEX	SECONDARY BENCHMARK: DBIQ OPTIMUM YIELD DIVERSIFIED COMMODITY YIELD INDEX EXCESS RETURN
ONE YEAR	–4.22%	–4.22%	4.59%	–14.41%	–4.22%	–4.22%	4.59%	–14.41%
THREE YEAR	–7.13%	–7.19%	7.69%	–36.54%	–2.44%	–2.46%	2.50%	–14.06%
SINCE INCEPTION (1)	–11.83%	–11.85%	3.81%	–42.63%	–2.96%	–2.97%	0.90%	–12.44%

(1)	For the period April 25, 2012 to June 30, 2016.

Barclays	U.S. Government Inflation-linked Bond Index

The Barclays U.S. Government Inflation-linked Bond Index includes publicly issued, U.S. Treasury inflation protected securities that have at least 1 year remaining to maturity on index rebalancing date, with an issue size equal to or in excess of $500 million. Bonds must be capital-indexed and linked to an eligible inflation index.

DBIQ	Optimum Yield Diversified Commodity Index Excess Return

The DBIQ Optimum Yield Diversified Commodity Index Excess Return employs a rule based approach when it rolls from one futures contract to another for each commodity in the index. DBLCI Diversified Index represents 14 commodities drawn from the Energy, Precious Metals, Industrial Metals and Agriculture sectors.

2

SPDR SSGA MULTI-ASSET REAL RETURN ETF — PERFORMANCE SUMMARY (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

3

SPDR SSGA INCOME ALLOCATION ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR SSGA Income Allocation ETF (the “Fund”) invests substantially all of its assets in the SSGA Income Allocation Portfolio (the “Portfolio”), which seeks to provide total return by focusing on investments in income and yield-generating assets. As a result, the Fund invests indirectly through the Portfolio.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was 3.77%, and the total return for the MSCI World Index (the “Index”) was –2.78%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund outperformed the Index during the Reporting Period. A diversified blend of interest rate sensitive assets aided the Fund’s performance as interest rates marched steadily lower while performance across equity markets was mixed. The period was characterized by several significant equity market corrections, which appeared to emanate out of concerns related to growth and policy measures in China and also anticipation around the U.K. vote to leave the European Union. A surprise devaluation of the renminbi in August 2015 led to a cascade of selling across global equity markets and caused the CBOE volatility index (VIX) to spike to over 50 late in that month. This hurt the equity holdings of the Fund, particularly in international markets. However, the deterioration was short-lived and markets rebounded through the end of 2015. At the turn of the calendar year, Chinese policymakers again created angst in global markets with further currency devaluation and erratic steps to manage market volatility. Again, equity markets experienced sharp losses, including the income oriented equities held in the Fund. However, interest rates moved sharply lower which benefited the longer duration bond and securitized real estate exposures held within the Fund. By mid-February of 2016 oil prices began to rebound and that served as a catalyst for growth-oriented assets to perform well, including the oil-sensitive high yield bond market which represents a core holding in the Fund. The last notable instance of volatility impacting the Fund was found in the wake of the United Kingdom vote to leave the European Union. While this policy event caused a rapid and violent sell-off in equity markets in the immediate aftermath of the vote, the weakness was short-lived and most markets and assets recovered by the end of June, with income-oriented equities generally faring better than broad markets to finish the Reporting Period.

On an individual security level, the top positive contributors to the Fund’s performance were the SPDR Dow Jones REIT ETF (RWR), the SPDR S&P Dividend ETF (SDY) and the SPDR Barclays Long Term Treasury ETF (TLO). The SPDR Dow Jones REIT ETF benefited from its hybrid characteristics as it was supported during some of the turbulent market episodes by its interest rate sensitivity, and the asset class was also able to catch some of the equity market tailwind during recoveries. Similarly, the SPDR S&P Dividend ETF performed well over the period as investors sought the relative safety of higher quality dividend payers. The SPDR Barclays Long Term Treasury ETF was the most direct beneficiary of lower interest rates as longer term government bond yields declined by more than 80 basis points during the Reporting Period (30 Year U.S. Treasury yield). The top negative contributors to the Fund’s performance were the WisdomTree Japan Hedged Equity Fund (DXJ), the WisdomTree Europe Hedged Equity Fund (HEDJ) and the SPDR STOXX Europe 50 ETF (FEU). The WisdomTree Japan Hedged Equity Fund delivered negative results as the policy efforts from the Bank of Japan seemed to become less effective and the Japanese yen strengthened, which hurt Japanese equities. It was a similar phenomenon for European equities, where intervention from the European Central Bank was met with mixed market responses and European equities were also dented by the turmoil caused by the “Brexit” vote. These headwinds impacted both the WisdomTree Europe Hedged Equity Fund and the SPDR STOXX Europe 50 ETF.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

4

SPDR SSGA INCOME ALLOCATION ETF — PERFORMANCE SUMMARY

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (4/25/12, 4/26/12, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR SSGA Income Allocation ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 10, 2016) is 0.70%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN				AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	PRIMARY BENCHMARK: MSCI WORLD INDEX	SECONDARY BENCHMARK: BARCLAYS US LONG GOVERNMENT/ CREDIT BOND INDEX	NET ASSET VALUE	MARKET VALUE	PRIMARY BENCHMARK: MSCI WORLD INDEX	SECONDARY BENCHMARK: BARCLAYS US LONG GOVERNMENT/ CREDIT BOND INDEX
ONE YEAR	3.77%	3.83%	–2.78%	15.72%	3.77%	3.83%	–2.78%	15.72%
THREE YEAR	15.98%	16.01%	22.33%	30.67%	5.07%	5.07%	6.95%	9.32%
SINCE INCEPTION (1)	21.92%	21.94%	40.28%	30.35%	4.85%	4.86%	8.43%	6.54%

(1)	For the period April 25, 2012 to June 30, 2016.

MSCI	World Index

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

Barclays	US Long Government/Credit Bond Index

The Barclays Long Government/Credit Index measures the investment return of all medium and larger public issues of U.S. Treasury, agency, investment-grade corporate, and investment-grade international dollar-denominated bonds with maturities longer than 10 years.

5

SPDR SSGA INCOME ALLOCATION ETF — PERFORMANCE SUMMARY (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

6

SPDR SSGA GLOBAL ALLOCATION ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR SSGA Global Allocation ETF (the “Fund”) invests substantially all of its assets in the SSGA Global Allocation Portfolio (the “Portfolio”), which seeks to provide capital appreciation. As a result, the Fund invests indirectly through the Portfolio.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was –0.63%, and the total return for the MSCI ACWI IMI Index (the “Index”) was –3.87%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund outperformed the Index during the Reporting Period. A diversified blend of interest rate sensitive assets aided the Fund’s performance as interest rates marched steadily lower while performance across equity markets was mixed. The Reporting Period was characterized by several significant equity market corrections, which appeared to emanate out of concerns related to growth and policy measures in China and also anticipation around the U.K. vote to leave the European Union. A surprise devaluation of the renminbi in August 2015 led to a cascade of selling across global equity markets and caused the CBOE volatility index (VIX) to spike to over 50 late in that month. This hurt the equity holdings of the Fund, particularly in international markets. However, the deterioration was short-lived and markets rebounded through the end of 2015. At the turn of the calendar year, Chinese policymakers again created angst in global markets with further currency devaluation and erratic steps to manage market volatility. Again, equity markets experienced sharp losses. However, interest rates moved sharply lower which benefited the longer duration bond and securitized real estate exposures held within the Fund. By mid-February of 2016 oil prices began to rebound, serving as a catalyst for growth-oriented assets to perform well, including the oil-sensitive high yield bond market which represents a core holding in the Fund. The last notable instance of volatility impacting the Fund was found in the wake of the United Kingdom vote to leave the European Union. While this policy event caused a rapid and violent sell-off in equity markets in the immediate aftermath of the vote, the weakness was short-lived and most markets and assets recovered by the end of June.

On an individual security level, the top positive contributors to the Fund’s performance were the SPDR Dow Jones REIT ETF (RWR), the SPDR Barclays Long Term Treasury ETF (TLO) and the SPDR S&P 500 Growth ETF (SPYG). The SPDR Dow Jones REIT ETF benefited from its hybrid characteristics as it was supported during some of the turbulent market episodes by its interest rate sensitivity, and the asset class was also able to catch some of the equity market tailwind during recoveries. The SPDR Barclays Long Term Treasury ETF was the most direct beneficiary of lower interest rates as longer term government bond yields declined by more than 80 basis points during the Reporting Period (30 Year U.S. Treasury yield). The SPDR S&P 500 Growth ETF benefited from rebound in the growth assets that commenced mid-February 2016. The top negative contributors to the Fund’s performance were the WisdomTree Japan Hedged Equity Fund (DXJ), the WisdomTree Europe Hedged Equity Fund (HEDJ) and the SPDR S&P World ex-US ETF (GWL). The WisdomTree Japan Hedged Equity Fund delivered negative results as the policy efforts from the Bank of Japan seemed to become less effective and the Japanese yen strengthened, which hurt Japanese equities. It was a similar phenomenon for European equities, where intervention from the European Central Bank was met with mixed market responses and European equities were also dented by the turmoil caused by the “Brexit” vote. These headwinds impacted broader SPDR S&P World ex-US ETF.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

7

SPDR SSGA GLOBAL ALLOCATION ETF — PERFORMANCE SUMMARY

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (4/25/12, 4/26/12, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR SSGA Global Allocation ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 10, 2016) is 0.35%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN				AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	PRIMARY BENCHMARK: MSCI ACWI IMI INDEX	SECONDARY BENCHMARK: BARCLAYS US AGGREGATE INDEX	NET ASSET VALUE	MARKET VALUE	PRIMARY BENCHMARK: MSCI ACWI IMI INDEX	SECONDARY BENCHMARK: BARCLAYS US AGGREGATE INDEX
ONE YEAR	–0.63%	–0.68%	–3.87%	6.00%	–0.63%	–0.68%	–3.87%	6.00%
THREE YEAR	16.84%	16.90%	19.54%	12.69%	5.32%	5.34%	6.13%	4.06%
SINCE INCEPTION (1)	26.07%	26.13%	34.60%	13.24%	5.69%	5.71%	7.37%	3.02%

(1)	For the period April 25, 2012 to June 30, 2016.

MSCI	ACWI IMI Index

The MSCI ACWI IMI Index is a free float-adjusted market capitalization-weighted index that is designed to measure the combined equity market performance of developed and emerging markets.

Barclays	U.S. Aggregate Index

The Barclays U.S. Aggregate Index provides a measure of the performance of the U.S. dollar denominated investment grade bond market.

8

SPDR SSGA GLOBAL ALLOCATION ETF — PERFORMANCE SUMMARY (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

9

SPDR BLACKSTONE / GSO SENIOR LOAN ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR Blackstone / GSO Senior Loan ETF (the “Fund”) invests substantially all of its assets in the Blackstone / GSO Senior Loan Portfolio (the “Portfolio”). The investment objective of the Portfolio is to provide current income consistent with the preservation of capital. As a result, the Fund invests indirectly through the Portfolio.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was –1.15%, and the total return for the Markit iBoxx USD Liquid Leveraged Loan Index (the “Index”) was –0.10%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund underperformed the Index during the Reporting Period primarily due to credit selection, including certain high beta, distressed and stressed loans within the Index that significantly outperformed over the period related to a series of highly idiosyncratic events.

On an issuer level, the top positive contributors to the Fund’s performance were an underweight to Energy Future Holdings (“TXU”), Seadrill Operating and iHeart Communications. TXU experienced a 42% decline over the Reporting Period as the energy commodity complex, particularly natural gas and crude, experienced unprecedented declines, exacerbating a lengthy and complex reorganization plan post-bankruptcy filing. Seadrill also suffered significantly over the Reporting Period as lower crude prices weighed heavily on viability concerns surrounding higher cost deep-sea drilling. Finally, iHeart Communications was plagued by weak segment performance, high cash burn due to interest cost, and elevated leverage during a particularly weak market with little tolerance for earnings softness. The top negative contributors to the Fund’s performance were an overweight to Avaya, and an underweight to both Fortescue Metals Group (“FMG”) and Weight Watchers International (“WTW”). Avaya suffered from a combination of unexpected softness in business performance and sizable near-term maturities that needed to be addressed in an unforgiving and risk-averse environment, as the macro landscape soured dramatically in the latter half of 2015. While the Fund initially benefitted from its underweight of FMG as iron ore prices fell nearly 63% in the second half of 2015, a combination of Chinese policy-driven demand, rebound in high beta names, and the unexpected announcement of opportunistic loan repayments by the issuer caused FMG to outperform significantly over the second half of the Reporting Period. WTW rose +30% over the course of a few days in October 2015 on the news that Oprah Winfrey would be contributing an equity stake as well as endorsing the brand across her properties, hurting the Fund given its underweight, which had been based on fundamental business model concerns.

The views expressed above reflect those of the Fund’s portfolio managers only through the Reporting Period, and do not necessarily represent the views of the Sub-Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Sub-Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

10

SPDR BLACKSTONE / GSO SENIOR LOAN ETF — PERFORMANCE SUMMARY

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (4/3/13, 4/4/13, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Blackstone/GSO Senior Loan ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 10, 2016) is 0.70%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN				AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	PRIMARY BENCHMARK: MARKIT IBOXX USD LIQUID LEVERAGED LOAN INDEX	SECONDARY BENCHMARK: S&P/LSTA U.S. LEVERAGED LOAN 100 INDEX	NET ASSET VALUE	MARKET VALUE	PRIMARY BENCHMARK: MARKIT IBOXX USD LIQUID LEVERAGED LOAN INDEX	SECONDARY BENCHMARK: S&P/LSTA U.S. LEVERAGED LOAN 100 INDEX
ONE YEAR	–1.15%	–1.03%	–0.10%	0.69%	–1.15%	–1.03%	–0.10%	0.69%
THREE YEAR	5.02%	4.99%	5.94%	6.59%	1.65%	1.64%	1.94%	2.15%
SINCE INCEPTION (1)	4.51%	4.64%	5.52%	6.35%	1.37%	1.41%	1.67%	1.92%

(1)	For the period April 3, 2013 to June 30, 2016.

Markit	iBoxx USD Liquid Leveraged Loan Index

The Markit iBoxx USD Liquid Leveraged Loan Index is comprised of about 100 of the most liquid, tradable leveraged loans, as identified by Markit’s Loans Liquidity service.

S&P/LSTA	U.S. Leveraged Loan 100 Index

The S&P/LSTA U.S. Leveraged Loan 100 Index is designed to reflect the largest facilities in the leveraged loan market. It mirrors the market-weighted performance of the largest institutional leveraged loans based upon market weightings, spreads, and interest payments.

11

SPDR BLACKSTONE / GSO SENIOR LOAN ETF — PERFORMANCE SUMMARY (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

12

SPDR SSGA ULTRA SHORT TERM BOND ETF —

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR SSGA Ultra Short Term Bond ETF (the “Fund”) invests substantially all of its assets in the SSGA Ultra Short Term Bond Portfolio (the “Portfolio”), which seeks to provide current income consistent with preservation of capital and daily liquidity through short duration high quality investments. As a result, the Fund invests indirectly through the Portfolio.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was 0.65%, and the total return for the Barclays US Treasury Bellwether 3 Month Index (the “Index”) was 0.21%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund outperformed the Index during the Reporting Period. The Portfolio maintained duration within a range of 0.25-0.35 years for the Reporting Period. As of the end of the Reporting Period, the Portfolio’s asset allocation consisted of corporate bonds (58.4%), Asset Backed Securities (30.0%), U.S. Government obligations (11.2%) and Cash (.4%). Approximately 67% of Portfolio assets had floating rate coupons while the remaining 33% were fixed rate. The Portfolio’s use of floating rate bonds allowed for substantial exposure to corporate bonds and ABS without adding significant interest rate risk. The Portfolio’s yield advantage due to its exposure to corporate bonds and asset backed securities was the primary reason for the Portfolio’s outperformance versus its benchmark during the period. Credit spreads on the Portfolio’s corporate and asset backed holdings generally widened during the first half of the period as investors became somewhat uneasy as the Federal Open Market Committee’s first rate hike in many years approached. While the Federal Reserve did eventually achieve “lift off” with their 0.25% rate hike in December of 2015, this would prove to be the only move during the period. Questions around weaker global growth, primarily in China, and falling commodity prices early in 2016 prevented the Federal Reserve from hiking rates further. Commodity and equity prices recovered beginning around mid-February as new stimulus measures were introduced by the Bank of Japan and the European Central Bank. This also served to narrow credit spreads although spreads did finish slightly wider year on year. Markets remained somewhat calm into the spring as investors contemplated the prospects for further Federal Reserve hikes in 2016. Weaker employment data in the spring with continued subdued inflation readings allowed the FOMC to put a more dovish spin on their rhetoric during this period. The Reporting Period ended with quite a bit of volatility in asset prices as the UK voted to break free from the European Union. Prospects for further rate hikes from the FOMC were reduced even further after this event.

The Portfolio continued to focus on assets within the 1- 5 year maturity range while keeping the overall Portfolio weighted average life inside of 1.5 years. The Portfolio benefitted from a move higher in Libor levels after the Federal Reserve rate hike occurred in December. Libor moved from approximately 0.32% before the hike to a range of 0.62%-0.68% beginning in 2016. This move higher positively impacted the portfolio’s yield given its high allocation to floating rate coupons benchmarked to Libor rates.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

13

SPDR SSGA ULTRA SHORT TERM BOND ETF —

PERFORMANCE SUMMARY

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (10/9/13, 10/10/13, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR SSGA Ultra Short Term Bond ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 10, 2016) is 0.20%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	BARCLAYS US TREASURY BELLWETHER 3 MONTH INDEX	NET ASSET VALUE	MARKET VALUE	BARCLAYS US TREASURY BELLWETHER 3 MONTH INDEX
ONE YEAR	0.65%	0.62%	0.21%	0.65%	0.62%	0.21%
SINCE INCEPTION (1)	1.32%	1.30%	0.30%	0.48%	0.48%	0.11%

(1)	For the period October 9, 2013 to June 30, 2016.

Barclays	US Treasury Bellwether 3 Month

The Barclays US Treasury Bellwether 3 month is a benchmark tracking the performance and attributes of the on-the-run U.S. Treasury that reflects the most recently issued three month security.

14

SPDR SSGA ULTRA SHORT TERM BOND ETF —

PERFORMANCE SUMMARY (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

15

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR DoubleLine Total Return Tactical ETF (the “Fund”) invests substantially all of its assets in the State Street DoubleLine Total Return Tactical Portfolio (the “Portfolio”) which seeks to maximize total return. As a result, the Fund invests indirectly through the Portfolio.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was 4.03%, and the total return for the Barclays U.S. Aggregate Bond Index (the “Index”) was 6.00%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund underperformed the Index during the Reporting Period. With a meaningful decline in U.S. interest rates over the trailing 12-month period, the Portfolio’s shorter duration relative to the Index was the main reason for its underperformance. The increase in volatility for sectors affected by declines in commodity prices, record low yields on sovereign bonds around the world and uncertain global growth prospects additionally detracted from returns relative to the Index.

On a sector level, the top positive contributors to the Fund’s performance were agency mortgage-backed securities, which contributed stable cash flows and were less influenced by volatility in credit, and non-agency mortgage-backed securities contributed relatively strong risk-adjusted yields and continue to benefit from supply/demand imbalance due to lower issuance. The top negative contributors to the Fund’s performance were high yield securities and bank loans, which due to declines in commodity prices, particularly in oil-related industries, experienced decreased valuations. Exposure to each was reduced over the Reporting Period. Commercial mortgage-backed securities also negatively contributed to the Fund’s performance due to wider spreads over the Reporting Period, reflecting low investor demand earlier in the Period.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

16

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF — PERFORMANCE SUMMARY

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (2/23/15, 2/24/15, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR DoubleLine Total Return Tactical ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 10, 2016) is 0.65%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	PRIMARY BENCHMARK: BARCLAYS US AGGREGATE	NET ASSET VALUE	MARKET VALUE	PRIMARY BENCHMARK: BARCLAYS US AGGREGATE (USD) (TOT) (STD)
ONE YEAR	4.03%	4.06%	6.00%	4.03%	4.06%	6.00%
SINCE INCEPTION (1)	3.68%	3.79%	5.04%	2.71%	2.79%	3.71%

(1)	For the period February 23, 2015 to June 30, 2016.

Barclays	U.S. Aggregate Bond Index

The Barclays U.S. Aggregate Bond Index provides a measure of the performance of the U.S. dollar denominated investment grade bond market, which includes investment grade (must be Baa3/BBB- or higher using the middle rating of Moody’s Investor Service, Inc., Standard & Poor’s, and Fitch Inc.) government bonds, investment grade corporate bonds, mortgage pass through securities, commercial mortgage backed securities and asset backed securities that are publicly for sale in the United States.

17

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF —

PERFORMANCE SUMMARY (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

18

SPDR MFS SYSTEMATIC CORE EQUITY ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR MFS Systematic Core Equity ETF (the “Fund”) invests substantially all of its assets in the MFS Systematic Core Equity Portfolio (the “Portfolio”), which seeks to achieve capital appreciation. As a result, the Fund invests indirectly through the Portfolio.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was 2.21%, and the total return for the S&P 500 Index (the “Index”) was 3.99%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund underperformed the Index during the Reporting Period. Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the Reporting Period as EM economies proved to be particularly lackluster. The U.S. Federal Reserve began its long-anticipated monetary tightening cycle in the middle of the period, but the tightening cycle has proved to be more gradual than initially anticipated. Globally, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory. At the very end of the period, the United Kingdom voted to leave the European Union, beginning a multi-year process of negotiation in order to achieve “Brexit.”

During the second half of the Reporting Period, U.S. earnings headwinds expanded beyond the energy, materials and industrial sectors, to include most sectors of the market. The sharp rise in the U.S. dollar also weighed on earnings early in the period, though dollar strength ebbed somewhat late in the period. U.S. consumer spending held up well during the second half of the period amid a modest increase in real wages and falling gasoline prices. Demand for autos reached near-record territory before receding modestly late in the period. Global trade was dampened particularly by falling demand in emerging markets. Weaker Chinese growth, which drove the decline in commodity prices, weighed on EM economies and asset prices. China responded with a variety of monetary and fiscal measures to stimulate its economy, which showed signs of stabilization at the end of the period, though concerns over high debt levels persist. Structural factors like floating exchange rates and fiscal buffers partially offset the cyclical headwinds to emerging markets.

On an individual security level, the top positive contributors to the Fund’s performance were Amazon.Com Inc., Northrop Grumman Corp and Owens Corning. Strong stock selection in the retailing sector benefited relative performance. Within this sector, the Fund’s overweight position in internet retailer Amazon.Com Inc. supported strong relative returns.

Within the industrial goods & services sector, an overweight position in global security company Northrop Grumman further aided relative returns. Within the autos & housing sector, owning residential and commercial building materials manufacturer Owens Corning benefited relative results. The top negative contributors to the Fund’s performance were MetLife Inc., Lyondellbasell Industries NV, and Anthem, Inc. Within the financial services sector, overweight positions in insurance companies MetLife further hurt relative performance.

Within the basic materials sector, overweighting polypropylene manufacturer Lyondellbasell Industries (Netherlands) weighed on relative results. The Fund’s overweight positions in medical insurance plan provider Anthem also hurt relative returns.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

19

SPDR MFS SYSTEMATIC CORE EQUITY ETF —

PERFORMANCE SUMMARY

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (1/8/14, 1/9/14, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR MFS Systematic Core Equity ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 10, 2016) is 0.60%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	S&P 500 INDEX	NET ASSET VALUE	MARKET VALUE	S&P 500 INDEX
ONE YEAR	2.21%	2.44%	3.99%	2.21%	2.44%	3.99%
SINCE INCEPTION (1)	25.28%	25.23%	20.33%	9.52%	9.50%	7.76%

(1)	For the period January 8, 2014 to June 30, 2016.

S&P	500 Index

The S&P 500 Index is composed of five hundred (500) selected stocks, all of which are listed on national stock exchanges and spans over 25 separate industry groups.

20

SPDR MFS SYSTEMATIC CORE EQUITY ETF —

PERFORMANCE SUMMARY (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

21

SPDR MFS SYSTEMATIC GROWTH EQUITY ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR MFS Systematic Growth Equity ETF (the “Fund”) invests substantially all of its assets in the MFS Systematic Growth Equity Portfolio (the “Portfolio”), which seeks to achieve capital appreciation. As a result, the Fund invests indirectly through the Portfolio.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was 3.96%, and the total return for the Russell 1000 Growth Index (the “Index”) was 3.02%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund outperformed the Index during the Reporting Period. Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the Reporting Period as EM economies proved to be particularly lackluster. Globally, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory. The U.S. Federal Reserve indicated that its monetary policy tightening cycle would be more gradual than earlier anticipated. At the very end of the period, the United Kingdom voted to leave the European Union, beginning a multi-year process of negotiation in order to achieve “Brexit.”

US earnings headwinds expanded beyond the energy, materials and industrial sectors, to include most sectors of the market. The sharp rise in the U.S. dollar also weighed on earnings early in the Reporting Period, though dollar strength ebbed somewhat late in the period. U.S. consumer spending held up well during the period amid a modest increase in real wages and falling gasoline prices. Global trade was dampened particularly by falling demand in emerging markets. Weaker Chinese growth, which contributed to the decline in commodity prices, weighed on EM economies and asset prices. China responded with a variety of monetary and fiscal measures to stimulate its economy, which showed signs of stabilization at the end of the Period, though concerns over high debt levels persist. Structural factors such as floating exchange rates and fiscal buffers partially offset the cyclical headwinds to emerging markets.

On an individual security level, the top positive contributors to the Fund’s performance were Tyson Foods Inc., Amazon.com Inc. and Verisign Inc. Stock selection and overweighting the consumer staples sector positively impacted performance relative to the Russell 1000® Growth Index. The Fund’s overweight position in food producer Tyson Foods benefited relative returns. Stock selection in the consumer discretionary sector also contributed to relative performance. Most notably, an overweight position in strong-performing internet retailer Amazon.com boosted relative results. The Fund’s overweight position in shares of domain registry services firm VeriSign bolstered relative returns over the reporting period. The top negative contributors to the Fund’s performance were Lyondellbasell Industries NV, Gilead Sciences Inc., and Marathon Petroleum Corp. Stock selection in the materials sector was a primary detractor from relative performance. The Fund’s overweight position in polypropylene manufacturer Lyondellbasell Industries (Netherlands) detracted from relative performance. The Fund’s overweight position in biotech firm Gilead Sciences was a notable detractors for relative performance as their shares underperformed the Index over the Reporting Period. An overweight position in the energy sector was also an area of relative weakness as an overweight position in independent petroleum products company Marathon Petroleum(h) hurt relative performance.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

22

SPDR MFS SYSTEMATIC GROWTH EQUITY ETF —

PERFORMANCE SUMMARY

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (1/8/14, 1/9/14, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR MFS Systematic Growth Equity ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 10, 2016) is 0.60%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	PRIMARY BENCHMARK: RUSSELL 1000 GROWTH INDEX	NET ASSET VALUE	MARKET VALUE	PRIMARY BENCHMARK: RUSSELL 1000 GROWTH INDEX
ONE YEAR	3.96%	3.70%	3.02%	3.96%	3.70%	3.02%
SINCE INCEPTION (1)	31.57%	31.53%	21.91%	11.71%	11.69%	8.33%

(1)	For the period January 8, 2014 to June 30, 2016.

Russell	1000 Growth Index

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

23

SPDR MFS SYSTEMATIC GROWTH EQUITY ETF —

PERFORMANCE SUMMARY (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

24

SPDR MFS SYSTEMATIC VALUE EQUITY ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR MFS Systematic Value Equity ETF (the “Fund”) invests substantially all of its assets in the MFS Systematic Value Equity Portfolio (the “Portfolio”), which seeks to achieve capital appreciation. As a result, the Fund invests indirectly through the Portfolio.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was –2.47%, and the total return for the Russell 1000 Value Index (the “Index”) was 2.86%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund underperformed the Index during the Reporting Period. Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the Reporting Period as EM economies proved to be particularly lackluster. The U.S. Federal Reserve began its long-anticipated monetary tightening cycle in the middle of the Reporting Period, but the tightening cycle has proved to be more gradual than initially anticipated. Globally, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory. At the very end of the Reporting Period, the United Kingdom voted to leave the European Union, beginning a multi-year process of negotiation in order to achieve “Brexit.”

During the second half of the Reporting Period, U.S. earnings headwinds expanded beyond the energy, materials and industrial sectors, to include most sectors of the market. The sharp rise in the U.S. dollar also weighed on earnings early in the Reporting Period, though dollar strength ebbed somewhat late in the period. U.S. consumer spending held up well during the second half of the Reporting Period amid a modest increase in real wages and falling gasoline prices. Demand for autos reached near-record territory before receding modestly late in the Reporting Period. Global trade was dampened particularly by falling demand in emerging markets. Weaker Chinese growth, which drove the decline in commodity prices, weighed on EM economies and asset prices. China responded with a variety of monetary and fiscal measures to stimulate its economy, which showed signs of stabilization at the end of the Reporting Period, though concerns over high debt levels persist. Structural factors like floating exchange rates and fiscal buffers partially offset the cyclical headwinds to emerging markets.

On an individual security level, the top positive contributors to the Fund’s performance were Northrop Grumman Corp, Tyson Food Inc. and Exelon Corp. The Fund’s overweight position in global security company Northrop Grumman aided relative returns. Stock selection in the consumer staples sector also helped relative results led by an overweight position in food company Tyson Foods. An individual stock that contributed to relative performance included an overweight position in utility services providers Exelon. The top negative contributors to the Fund’s performance were Lyondellbasell Industries NV, MetLife Inc., and Wpx Energy Inc. Stock selection in the basic materials sector further dampened relative returns led by an overweight position in polypropylene manufacturer Lyondellbasell Industries (Netherlands). Stock selection in the financial services sector detracted from performance relative to the Index. Within the financial services sector, overweight positions in insurance company MetLife dampened relative results. Stock selection in the energy sector also held back relative performance. Here, an overweight position in independent oil producer WPX Energy hindered relative performance as the stock lagged the benchmark during the Reporting Period.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

25

SPDR MFS SYSTEMATIC VALUE EQUITY ETF —

PERFORMANCE SUMMARY

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (1/8/14, 1/9/14, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR MFS Systematic Value Equity ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 10, 2016) is 0.60%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	PRIMARY BENCHMARK: RUSSELL 1000 VALUE INDEX	NET ASSET VALUE	MARKET VALUE	PRIMARY BENCHMARK: RUSSELL 1000 VALUE INDEX
ONE YEAR	–2.47%	–2.58%	2.86%	–2.47%	–2.58%	2.86%
SINCE INCEPTION (1)	17.36%	17.21%	16.29%	6.67%	6.62%	6.29%

(1)	For the period January 8, 2014 to June 30, 2016.

Russell	1000 Value Index

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.

26

SPDR MFS SYSTEMATIC VALUE EQUITY ETF —

PERFORMANCE SUMMARY (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

27

SPDR SSGA RISK AWARE ETF —

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR SSGA Risk Aware ETF (the “Fund”) normally invests substantially all of its assets in the SSGA Risk Aware Portfolio (the “Portfolio”), which seeks to provide competitive returns compared to the broad U.S. equity market and capital appreciation. As a result, this Fund invests indirectly through the Portfolio.

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Fund was 1.29%, and the total return for the Russell 3000 Index (the “Index”) was 2.14%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

In the early part of the Reporting Period (Q3 2015), the market environment was largely one of fear as China devalued its currency, oil continued its one year slide, and the Federal Reserve displayed concern around the current state of the economy. As a result, the Portfolio established a “risk off” profile with over-weights in defensive sectors such as consumer staples and utilities, and underweights in the cyclical sectors such as energy and technology. From a sector allocation standpoint, this was the correct decision given the volatility in the market, particularly in August. However, the model underperformed as it was challenged in several of its stock selection decisions, specifically within the pro-cyclical sectors of the market.

The Portfolio’s risk signal continued to take a risk-off stance throughout the remainder of the year and into early 2016. This was a good decision on the whole, and the Portfolio outperformed the Index from July through January by 2.54%. However, the “safe” posture was a liability in October and the Portfolio underperformed the Index by 3.78% as the markets rallied on the back of new accommodative policy commitments from global central banks. But, the Portfolio had an exceptional December and January which offset this. During these two months, fear once again returned and the markets began to struggle as the Federal Reserve raised interest rates, oil continued to sell off, and U.S. economic data releases indicated weaker economic growth than expected. In January alone, the Index declined 5.64% while the Portfolio declined only 0.03%, due to its defensive posture.

The middle part of February was a turning point for the markets as sentiment sharply improved. In March, the ISM Manufacturing Index, a measure of U.S. manufacturing activity, returned to expansionary readings after hitting a post-crisis low in December, while in China the Purchasing Managers Index also returned to expansionary readings after seven months of decline. Improvements in global manufacturing data, active and verbal support from central banks, and a significant rebound in the energy sector all provided the foundation for a “relief rally.” Unfortunately, during this time period (February through April), factor signals continued to suggest that a defensive posture was still warranted, and the Portfolio remained defensive with substantial underweights in the energy and technology sectors. This lead to underperformance during these months as the Portfolio missed the start of the “risk-on” rally and the commodity led global reflation trade drove markets higher.

Although the market had rebounded during this period and began to perform well, there was still a general theme of uncertainty and an unbalanced picture of global economic growth. The investment model struggled to get a footing and it wasn’t until May that the Portfolio started to take a more “risk-on” stance and added positions in the technology, financials, and materials sectors. By June, the model was firmly “risk-on” and further weight was added to these sectors along with materials, putting the portfolio in a more pro-cyclical stance. This resulted in slight outperformance for June and the final month of the Reporting Period.

In summary, the significant swings among market leadership, uncertainty over global economic growth, and the market’s sharp reaction to central bank rhetoric created a very challenging environment for the model. It correctly identified the appropriate market regime only half of the time and this ultimately lead to the majority of the underperformance during the Reporting Period.

28

SPDR SSGA RISK AWARE ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

(UNAUDITED) (CONTINUED)

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

29

SPDR SSGA RISK AWARE ETF —

PERFORMANCE SUMMARY

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (9/9/14, 9/10/14, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR SSGA Risk Aware ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 (as supplemented June 10, 2016) is 0.50%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	PRIMARY BENCHMARK: RUSSELL 3000 INDEX	NET ASSET VALUE	MARKET VALUE	PRIMARY BENCHMARK: RUSSELL 3000 INDEX
ONE YEAR	1.29%	1.40%	2.14%	1.29%	1.40%	2.14%
SINCE INCEPTION (1)	0.29%	0.31%	8.08%	0.16%	0.17%	4.39%

(1)	For the period September 9, 2014 to June 30, 2016.

Russell	3000 Index

The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.

30

SPDR SSGA RISK AWARE ETF — PERFORMANCE SUMMARY (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

31

SSGA ACTIVE TRUST

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2016

	SPDR SSGA Multi-Asset Real Return ETF	SPDR SSGA Income Allocation ETF	SPDR SSGA Global Allocation ETF
ASSETS
Investment in corresponding Portfolio, at value (Note 1)	$80,824,140	$105,495,646	$179,711,957
Receivable for fund shares sold	—	—	6,670,720
Receivable from Adviser (Note 3)	—	—	25,399

TOTAL ASSETS	80,824,140	105,495,646	186,408,076

LIABILITIES
Advisory fee payable (Note 3)	1,869	13,507	—
Distribution payable	380,757	876,752	1,295,599
Accrued expenses and other liabilities	118	—	—

TOTAL LIABILITIES	382,744	890,259	1,295,599

NET ASSETS	$80,441,396	$104,605,387	$185,112,477

NET ASSETS CONSIST OF:
Paid-in Capital	$117,467,947	$110,648,692	$192,717,569
Undistributed (distribution in excess of) net investment income (loss)	(380,758)	(359,964)	(542,324)
Accumulated net realized gain (loss) on investments	(25,483,490)	(8,468,965)	(10,065,415)
Net unrealized appreciation (depreciation) on:
Investments	(11,162,303)	2,785,624	3,002,647

NET ASSETS	$80,441,396	$104,605,387	$185,112,477

NET ASSET VALUE PER SHARE
Net asset value per share	$24.38	$31.23	$33.35

Shares outstanding (unlimited amount authorized, no par value)	3,300,000	3,350,000	5,550,000

See accompanying notes to financial statements and financial statements of the Master Portfolios.

32

SPDR Blackstone/ GSO Senior Loan ETF	SPDR SSGA Ultra Short Term Bond ETF	SPDR DoubleLine Total Return Tactical ETF	SPDR MFS Systematic Core Equity ETF	SPDR MFS Systematic Growth Equity ETF	SPDR MFS Systematic Value Equity ETF	SPDR SSGA Risk Aware ETF

$802,488,187	$24,038,757	$2,636,071,936	$5,835,902	$12,166,684	$2,612,598	$1,960,576
—	—	22,430,353	—	—	—	—
—	—	—	—	—	—	—

802,488,187	24,038,757	2,658,502,289	5,835,902	12,166,684	2,612,598	1,960,576

260,413	—	551,192	1,430	2,978	640	399
—	—	—	25,922	29,733	12,678	6,049
—	—	—	—	—	—	—

260,413	—	551,192	27,352	32,711	13,318	6,448

$802,227,774	$24,038,757	$2,657,951,097	$5,808,550	$12,133,973	$2,599,280	$1,954,128

$851,759,731	$24,314,985	$2,632,000,224	$5,843,651	$11,872,715	$2,508,243	$2,080,969
1,917,933	—	3,974,284	(25,922)	(29,733)	(12,678)	(2,251)
(50,239,803)	(271,992)	(4,472,937)	(1,064)	(141,908)	45,174	(200,303)

(1,210,087)	(4,236)	26,449,526	(8,115)	432,899	58,541	75,713

$802,227,774	$24,038,757	$2,657,951,097	$5,808,550	$12,133,973	$2,599,280	$1,954,128

$46.64	$40.06	$49.87	$58.09	$60.67	$51.99	$39.08

17,200,000	600,000	53,300,000	100,000	200,000	50,000	50,000

33

SSGA ACTIVE TRUST

STATEMENTS OF OPERATIONS

For the Year Ended June 30, 2016

	SPDR SSGA Multi-Asset Real Return ETF	SPDR SSGA Income Allocation ETF	SPDR SSGA Global Allocation ETF	SPDR Blackstone/ GSO Senior Loan ETF
INCOME AND EXPENSES ALLOCATED FROM PORTFOLIO
Interest income allocated from the Portfolio (Note 2)	$—	$—	$—	$36,218,906
Dividend income allocated from the Portfolio (Note 2)	1,469,959	3,680,605	4,336,247	139,199
Expenses allocated from Portfolio (Note 2)	(190,330)	(216,263)	(349,264)	(2,262,684)

TOTAL INVESTMENT INCOME (LOSS) ALLOCATED FROM PORTFOLIO	1,279,629	3,464,342	3,986,983	34,095,421

EXPENSES
Advisory fee (Note 3)	66,537	176,146	—	2,995,864
Trustees’ fees (Note 4)	2,016	1,964	2,931	12,446
Miscellaneous expenses	7	8	12	18,229

TOTAL EXPENSES	68,560	178,118	2,943	3,026,539

Expenses waived/reimbursed by the Adviser (Note 3)	—	—	(253,395)	—

NET EXPENSES	68,560	178,118	(250,452)	3,026,539

NET INVESTMENT INCOME (LOSS)	1,211,069	3,286,224	4,237,435	31,068,882

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment transactions allocated from Portfolio	(16,476,507)	(4,798,745)	(10,860,741)	(46,702,938)
Capital gain distributions allocated from Portfolio	51,217	1,017,290	2,071,017	—
Net change in unrealized appreciation/depreciation on:
Net change in unrealized appreciation (depreciation) allocated from Portfolio	6,755,515	3,854,231	1,852,621	7,786,190

NET REALIZED AND UNREALIZED GAIN (LOSS)	(9,669,775)	72,776	(6,937,103)	(38,916,748)

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(8,458,706)	$3,359,000	$(2,699,668)	$(7,847,866)

See accompanying notes to financial statements and financial statements of the Master Portfolios.

34

SPDR SSGA Ultra Short Term Bond ETF	SPDR DoubleLine Total Return Tactical ETF	SPDR MFS Systematic Core Equity ETF	SPDR MFS Systematic Growth Equity ETF	SPDR MFS Systematic Value Equity ETF	SPDR SSGA Risk Aware ETF

$283,171	$62,549,981	$—	$—	$—	$—
3,498	648,464	114,840	177,422	65,996	38,325
(64,956)	(5,144,755)	(14,599)	(32,223)	(8,241)	(4,913)

221,713	58,053,690	100,241	145,199	57,755	33,412

—	5,996,790	14,427	31,865	8,018	4,722
716	23,546	222	313	197	182
182	14,264	1	1	—	—

898	6,034,600	14,650	32,179	8,215	4,904

—	(1,727,412)	—	—	—	—

898	4,307,188	14,650	32,179	8,215	4,904

220,815	53,746,502	85,591	113,020	49,540	28,508

(268,823)	(3,169,758)	351,022	378,142	109,849	(69,214)
—	—	—	—	—	—

5,478	33,117,148	(346,244)	53,265	(243,554)	64,841

(263,345)	29,947,390	4,778	431,407	(133,705)	(4,373)

$(42,530)	$83,693,892	$90,369	$544,427	$(84,165)	$24,135

35

SSGA ACTIVE TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	SPDR SSGA Multi-Asset Real Return ETF		SPDR SSGA Income Allocation ETF
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/16	Year Ended 6/30/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,211,069	$2,482,687	$3,286,224	$3,489,553
Net realized gain (loss)	(16,425,290)	(4,432,134)	(3,781,455)	544,893
Net change in unrealized appreciation/depreciation	6,755,515	(23,442,391)	3,854,231	(6,319,996)

Net increase (decrease) in net assets resulting from operations	(8,458,706)	(25,391,838)	3,359,000	(2,285,550)

Net equalization credits and charges (Note 2)	23,691	42,131	(86,567)	56,314

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,284,505)	(2,527,694)	(3,629,570)	(3,780,064)
Net realized gains	—	—	—	—
Return of Capital	—	—	—	—

Total distributions to shareholders	(1,284,505)	(2,527,694)	(3,629,570)	(3,780,064)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	26,711,193	66,337,576	3,064,239	34,191,856
Cost of shares redeemed	(77,421,277)	(61,103,706)	(18,208,088)	(11,141,269)
Net income equalization (Note 2)	(23,691)	(42,131)	86,567	(56,314)
Other capital (Note 5)	—	—	—	—

Net increase (decrease) in net assets from beneficial interest transactions	(50,733,775)	5,191,739	(15,057,282)	22,994,273

Net increase (decrease) in net assets during the period	(60,453,295)	(22,685,662)	(15,414,419)	16,984,973

Net assets at beginning of period	140,894,691	163,580,353	120,019,806	103,034,833

NET ASSETS AT END OF PERIOD	$80,441,396	$140,894,691	$104,605,387	$120,019,806

Undistributed (distribution in excess of) net investment income (loss)	$(380,758)	$(455,607)	$(359,964)	$(554,739)

SHARES OF BENEFICIAL INTEREST:
Shares sold	1,200,000	2,400,000	100,000	1,050,000
Shares redeemed	(3,351,111)	(2,250,000)	(601,111)	(350,000)

Net increase (decrease)	(2,151,111)	150,000	(501,111)	700,000

See accompanying notes to financial statements and financial statements of the Master Portfolios.

36

SPDR SSGA Global Allocation ETF		SPDR Blackstone/GSO Senior Loan ETF		SPDR SSGA Ultra Short Term Bond ETF
Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/16	Year Ended 6/30/15

$4,237,435	$3,228,950	$31,068,882	$24,960,615	$220,815	$53,459
(8,789,724)	2,763,760	(46,702,938)	(750,611)	(268,823)	(4,836)
1,852,621	(5,265,486)	7,786,190	(10,613,251)	5,478	(20,193)

(2,699,668)	727,224	(7,847,866)	13,596,753	(42,530)	28,430

90,933	172,315	291,518	126,497	60,118	166

(5,119,774)	(3,503,154)	(31,186,434)	(24,171,917)	(223,429)	(53,333)
(382,777)	(713,037)	—	—	—	(715)
—	—	—	—	(46,943)	—

(5,502,551)	(4,216,191)	(31,186,434)	(24,171,917)	(270,372)	(54,048)

106,134,741	72,106,656	239,115,391	123,474,946	195,789,866	6,012,275
(56,475,220)	(22,551,382)	(70,050,396)	(51,558,641)	(187,553,580)	(4,007,078)
(90,933)	(172,315)	(291,518)	(126,497)	(60,118)	(166)
—	—	386,597	194,062	97,270	3,607

49,568,588	49,382,959	169,160,074	71,983,870	8,273,438	2,008,638

41,457,302	46,066,307	130,417,292	61,535,203	8,020,654	1,983,186

143,655,175	97,588,868	671,810,482	610,275,279	16,018,103	14,034,917

$185,112,477	$143,655,175	$802,227,774	$671,810,482	$24,038,757	$16,018,103

$(542,324)	$(554,214)	$1,917,933	$2,035,485	$—	$2,775

3,150,000	2,050,000	5,050,000	2,500,000	4,900,000	150,000
(1,751,111)	(650,000)	(1,500,000)	(1,050,000)	(4,700,000)	(100,000)

1,398,889	1,400,000	3,550,000	1,450,000	200,000	50,000

37

SSGA ACTIVE TRUST

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	SPDR DoubleLine Total Return Tactical ETF		SPDR MFS Systematic Core Equity ETF
	Year Ended 6/30/16	For the Period 2/23/15* - 6/30/15*	Year Ended 6/30/16	Year Ended 6/30/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$53,746,502	$4,503,266	$85,591	$43,561
Net realized gain (loss)	(3,169,758)	(1,029,738)	351,022	313,374
Net change in unrealized appreciation/depreciation	33,117,148	(6,667,622)	(346,244)	48,736

Net increase (decrease) in net assets resulting from operations	83,693,892	(3,194,094)	90,369	405,671

Net equalization credits and charges (Note 2)	2,569,641	840,772	16,445	(2,028)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(51,231,117)	(3,317,808)	(102,966)	(43,961)
Net realized gains	—	—	(63,234)	(72,014)

Total distributions to shareholders	(51,231,117)	(3,317,808)	(166,200)	(115,975)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	1,878,119,722	752,576,239	5,860,887	—
Cost of shares redeemed	—	—	(2,902,795)	(2,723,021)
Net income equalization (Note 2)	(2,569,641)	(840,772)	(16,445)	2,028
Other capital (Note 5)	925,486	378,777	—	—

Net increase (decrease) in net assets from beneficial interest transactions	1,876,475,567	752,114,244	2,941,647	(2,720,993)

Net increase (decrease) in net assets during the period	1,911,507,983	746,443,114	2,882,261	(2,433,325)

Net assets at beginning of period	746,443,114	—	2,926,289	5,359,614

NET ASSETS AT END OF PERIOD	$2,657,951,097	$746,443,114	$5,808,550	$2,926,289

Undistributed (distribution in excess of) net investment income (loss)	$3,974,284	$645,258	$(25,922)	$310

SHARES OF BENEFICIAL INTEREST:
Shares sold	38,200,000	15,100,000	100,000	—
Shares redeemed	—	—	(50,000)	(50,000)

Net increase (decrease)	38,200,000	15,100,000	50,000	(50,000)

*	Inception date.

See accompanying notes to financial statements and financial statements of the Master Portfolios.

38

SPDR MFS Systematic Growth Equity ETF		SPDR MFS Systematic Value Equity ETF		SPDR SSGA Risk Aware ETF
Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/16	For the Period 9/9/14* - 6/30/15

$113,020	$41,334	$49,540	$40,833	$28,508	$21,825
378,142	451,772	109,849	294,126	(69,214)	(232,419)
53,265	35,700	(243,554)	41,437	64,841	10,872

544,427	528,806	(84,165)	376,396	24,135	(199,722)

1,422	30	—	(1,662)	—	(437)

(115,383)	(42,194)	(50,382)	(42,508)	(29,724)	(22,860)
(183,280)	(94,899)	(161,371)	(45,876)	—	—

(298,663)	(137,093)	(211,753)	(88,384)	(29,724)	(22,860)

8,964,863	3,023,489	—	—	—	4,000,000
(3,100,803)	(2,746,928)	—	(2,659,898)	—	(1,817,701)
(1,422)	(30)	—	1,662	—	437
—	—	—	—	—	—

5,862,638	276,531	—	(2,658,236)	—	2,182,736

6,109,824	668,274	(295,918)	(2,371,886)	(5,589)	1,959,717

6,024,149	5,355,875	2,895,198	5,267,084	1,959,717	—

$12,133,973	$6,024,149	$2,599,280	$2,895,198	$1,954,128	$1,959,717

$(29,733)	$107	$(12,678)	$(996)	$(2,251)	$(1,035)

150,000	50,000	—	—	—	100,000
(50,000)	(50,000)	—	(50,000)	—	(50,000)

100,000	—	—	(50,000)	—	50,000

39

SSGA ACTIVE TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period (a)

	SPDR SSGA Multi-Asset Real Return ETF
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14	Year Ended 6/30/13	For the Period 4/25/12* - 6/30/12
Net asset value, beginning of period	$25.85	$30.86	$27.68	$28.77	$30.00

Income (loss) from investment operations:
Net investment income (loss) (b)	0.30	0.43	0.57	0.86	0.20
Net realized and unrealized gain (loss) (c)	(1.43)	(5.02)	3.22	(1.33)	(1.22)

Total from investment operations	(1.13)	(4.59)	3.79	(0.47)	(1.02)

Net equalization credits and charges (b)	0.01	0.01	0.01	0.03	(0.01)

Distributions to shareholders from:
Net investment income	(0.35)	(0.43)	(0.62)	(0.65)	(0.20)

Net asset value, end of period	$24.38	$25.85	$30.86	$27.68	$28.77

Total return (d)	(4.22)%	(14.84)%	13.85%	(1.67)%	(3.44)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$80,441	$140,895	$163,580	$120,434	$5,786
Ratios to average net assets:
Total expenses	0.28%	0.23%	0.24%	0.25%	0.27	%(e)
Net investment income (loss)	1.29%	1.53%	1.97%	2.86%	3.77	%(e)
Portfolio turnover rate (f)	25%	33%	40%	31%	10%

*	Commencement of operations.
(a)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of their respective Portfolio.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(e)	Annualized.
(f)	Portfolio turnover rate is from the Fund’s respective Portfolio.

See accompanying notes to financial statements and financial statements of the Master Portfolios.

40

SSGA ACTIVE TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period (a)

	SPDR SSGA Income Allocation ETF
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14	Year Ended 6/30/13	For the Period 4/25/12* - 6/30/12
Net asset value, beginning of period	$31.16	$32.70	$29.90	$29.85	$30.00

Income (loss) from investment operations:
Net investment income (loss) (b)	0.93	0.97	1.16	1.41	0.44
Net realized and unrealized gain (loss) (c)	0.22	(1.51)	2.86	(0.25)	(0.29)

Total from investment operations	1.15	(0.54)	4.02	1.16	0.15

Net equalization credits and charges (b)	(0.02)	0.02	(0.03)	0.12	0.11

Distributions to shareholders from:
Net investment income	(1.06)	(1.02)	(1.19)	(1.23)	(0.41)

Net asset value, end of period	$31.23	$31.16	$32.70	$29.90	$29.85

Total return (d)	3.77%	(1.59)%	13.57%	4.22%	0.87%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$104,605	$120,020	$103,035	$171,977	$8,989
Ratios to average net assets:
Total expenses	0.37%	0.35%	0.36%	0.35%	0.36	%(e)
Net investment income (loss)	3.07%	3.00%	3.73%	4.50%	8.24	%(e)
Portfolio turnover rate (f)	54%	64%	63%	80%	15%

*	Commencement of operations.
(a)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of their respective Portfolio.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(e)	Annualized.
(f)	Portfolio turnover rate is from the Fund’s respective Portfolio.

See accompanying notes to financial statements and financial statements of the Master Portfolios.

41

SSGA ACTIVE TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period (a)

	SPDR SSGA Global Allocation ETF
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14	Year Ended 6/30/13	For the Period 4/25/12* - 6/30/12
Net asset value, beginning of period	$34.61	$35.47	$31.18	$29.19	$30.00

Income (loss) from investment operations:
Net investment income (loss) (b)	0.81	0.92	0.98	1.03	0.24
Net realized and unrealized gain (loss) (c)	(1.09)	(0.73)	4.20	1.77	(0.77)

Total from investment operations	(0.28)	0.19	5.18	2.80	(0.53)

Net equalization credits and charges (b)	0.02	0.05	0.02	0.09	(0.02)

Distributions to shareholders from:
Net investment income	(0.94)	(0.91)	(0.91)	(0.90)	(0.26)
Net realized gains	(0.06)	(0.19)	—	—	—

Total distributions	(1.00)	(1.10)	(0.91)	(0.90)	(0.26)

Net asset value, end of period	$33.35	$34.61	$35.47	$31.18	$29.19

Total return (d)	(0.63)%	0.66%	16.81%	9.91%	(1.82)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$185,112	$143,655	$97,589	$51,484	$4,411
Ratios to average net assets:
Total expenses	0.20%	0.20%	0.20%	0.20%	0.20	%(f)
Net expenses	0.06%	0.05%	0.05%	0.04%	0.05	%(f)
Net investment income (loss)	2.45%	2.60%	2.91%	3.23%	4.48	%(f)
Portfolio turnover rate (g)	86%	98%	89%	123%	25%

*	Commencement of operations.
(a)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of their respective Portfolio.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(e)	Annualized.
(f)	Annualized.
(g)	Portfolio turnover rate is from the Fund’s respective Portfolio.

See accompanying notes to financial statements and financial statements of the Master Portfolios.

42

SSGA ACTIVE TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period (a)

	SPDR Blackstone / GSO Senior Loan ETF
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14	For the Period 4/3/13* - 6/30/13
Net asset value, beginning of period	$49.22	$50.02	$49.65	$50.00

Income (loss) from investment operations:
Net investment income (loss) (b)	1.95	2.01	1.54	0.24
Net realized and unrealized gain (loss) (c)	(2.58)	(0.88)	0.24	(0.65)

Total from investment operations	(0.63)	1.13	1.78	(0.41)

Net equalization credits and charges (b)	0.02	0.01	0.03	0.06

Other capital	0.02	0.02	0.04	0.10

Distributions to shareholders from:
Net investment income	(1.99)	(1.96)	(1.48)	(0.10)

Net asset value, end of period	$46.64	$49.22	$50.02	$49.65

Total return (d)	(1.15)%	2.38%	3.77%	(0.48)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$802,228	$671,810	$610,275	$332,654
Ratios to average net assets:
Total expenses	0.71%	0.71%	0.85%	0.90	%(e)
Net investment income (loss)	4.15%	4.09%	3.09%	1.97	%(e)
Portfolio turnover rate (g)	88%	65%	77%	4%

*	Commencement of operations.
(a)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of their respective Portfolio.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(e)	Annualized.
(f)	Annualized.
(g)	Portfolio turnover rate is from the Fund’s respective Portfolio.

See accompanying notes to financial statements and financial statements of the Master Portfolios.

43

SSGA ACTIVE TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period (a)

	SPDR SSGA Ultra Short Term Bond ETF
	Year Ended 6/30/16	Year Ended 6/30/15	For the Period 10/9/13* - 6/30/14
Net asset value, beginning of period	$40.05	$40.10	$40.00

Income (loss) from investment operations:
Net investment income (loss) (b)	0.27	0.13	0.10
Net realized and unrealized gain (loss) (c)	(0.21)	(0.05)	0.03

Total from investment operations	0.06	0.08	0.13

Net equalization credits and charges (b)	0.07	0.00 (d)	0.00	(d)

Other capital	0.12	0.01	0.05

Distributions to shareholders from:
Net investment income	(0.18)	(0.14)	(0.08)
Return of capital	(0.06)	—	—

Total distributions	(0.24)	(0.14)	(0.08)

Net asset value, end of period	$40.06	$40.05	$40.10

Total return (e)	0.65%	0.20%	0.46%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$24,039	$16,018	$14,035
Ratios to average net assets:
Total expenses	0.20%	0.20%	0.20	%(f)
Net investment income (loss)	0.69%	0.33%	0.34	%(f)
Portfolio turnover rate (g)	407%	79%	39%

*	Commencement of operations.
(a)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of their respective Portfolio.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(f)	Annualized.
(g)	Portfolio turnover rate is from the Fund’s respective Portfolio.

See accompanying notes to financial statements and financial statements of the Master Portfolios.

44

SSGA ACTIVE TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period (a)

	SPDR DoubleLine Total Return Tactical ETF
	Year Ended 6/30/16	For the Period 2/23/15* - 6/30/15
Net asset value, beginning of period	$49.43	$50.00

Income (loss) from investment operations:
Net investment income (loss) (b)	1.54	0.55
Net realized and unrealized gain (loss) (c)	0.34	(0.88)

Total from investment operations	1.88	(0.33)

Net equalization credits and charges (b)	0.07	0.10

Other capital	0.03	0.05

Distributions to shareholders from:
Net investment income	(1.54)	(0.39)

Net asset value, end of period	$49.87	$49.43

Total return (d)	4.03%	(0.34)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$2,657,951	$746,443
Ratios to average net assets:
Total expenses	0.65%	0.65	%(e)
Net expenses	0.55%	0.56	%(e)
Net investment income (loss)	3.14%	3.18	%(e)
Portfolio turnover rate (f)	38%	14%

*	Commencement of operations.
(a)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of their respective Portfolio.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(e)	Annualized.
(f)	Portfolio turnover rate is from the Fund’s respective Portfolio.

See accompanying notes to financial statements and financial statements of the Master Portfolios.

45

SSGA ACTIVE TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period (a)

	SPDR MFS Systematic Core Equity ETF
	Year Ended 6/30/16		Year Ended 6/30/15	For the Period 1/8/14* - 6/30/14
Net asset value, beginning of period	$58.53		$53.60	$50.00

Income (loss) from investment operations:
Net investment income (loss) (b)	1.02		0.81	0.31
Net realized and unrealized gain (loss) (c)	(0.00	)(d)	6.48	3.59

Total from investment operations	1.02		7.29	3.90

Net equalization credits and charges (b)	0.20		(0.04)	—

Distributions to shareholders from:
Net investment income	(1.03)		(0.88)	(0.30)
Net realized gains	(0.63)		(1.44)	—

Total distributions	(1.66)		(2.32)	(0.30)

Net asset value, end of period	$58.09		$58.53	$53.60

Total return (e)	2.21%		13.70%	7.81%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$5,809		$2,926	$5,360
Ratios to average net assets:
Total expenses	0.61%		0.60%	0.60	%(f)
Net investment income (loss)	1.78%		1.42%	1.25	%(f)
Portfolio turnover rate (g)	39%		54%	27%

*	Commencement of operations.
(a)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of their respective Portfolio.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(f)	Annualized.
(g)	Portfolio turnover rate is from the Fund’s respective Portfolio.

See accompanying notes to financial statements and financial statements of the Master Portfolios.

46

SSGA ACTIVE TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period (a)

	SPDR MFS Systematic Growth Equity ETF
	Year Ended 6/30/16	Year Ended 6/30/15	For the Period 1/8/14* - 6/30/14
Net asset value, beginning of period	$60.24	$53.56	$50.00

Income (loss) from investment operations:
Net investment income (loss) (b)	0.63	0.66	0.28
Net realized and unrealized gain (loss) (c)	1.62	8.60	3.55

Total from investment operations	2.25	9.26	3.83

Net equalization credits and charges (b)	0.01	0.00 (d)	—

Distributions to shareholders from:
Net investment income	(0.61)	(0.68)	(0.27)
Net realized gains	(1.22)	(1.90)	—

Total distributions	(1.83)	(2.58)	(0.27)

Net asset value, end of period	$60.67	$60.24	$53.56

Total return (e)	3.96%	17.53%	7.68%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$12,134	$6,024	$5,356
Ratios to average net assets:
Total expenses	0.61%	0.60%	0.60	%(f)
Net investment income (loss)	1.06%	1.14%	1.16	%(f)
Portfolio turnover rate (g)	56%	67%	20%

*	Commencement of operations.
(a)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of their respective Portfolio.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(f)	Annualized.
(g)	Portfolio turnover rate is from the Fund’s respective Portfolio.

See accompanying notes to financial statements and financial statements of the Master Portfolios.

47

SSGA ACTIVE TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period (a)

	SPDR MFS Systematic Value Equity ETF
	Year Ended 6/30/16	Year Ended 6/30/15	For the Period 1/8/14* - 6/30/14
Net asset value, beginning of period	$57.90	$52.67	$50.00

Income (loss) from investment operations:
Net investment income (loss) (b)	0.99	0.75	0.34
Net realized and unrealized gain (loss) (c)	(2.66)	6.28	2.67

Total from investment operations	(1.67)	7.03	3.01

Net equalization credits and charges (b)	—	(0.03)	—

Distributions to shareholders from:
Net investment income	(1.01)	(0.85)	(0.34)
Net realized gains	(3.23)	(0.92)	—

Total distributions	(4.24)	(1.77)	(0.34)

Net asset value, end of period	$51.99	$57.90	$52.67

Total return (d)	(2.47)%	13.47%	6.04%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$2,599	$2,895	$5,267
Ratios to average net assets:
Total expenses	0.62%	0.60%	0.60	%(e)
Net investment income (loss)	1.85%	1.36%	1.43	%(e)
Portfolio turnover rate (f)	64%	61%	23%

*	Commencement of operations.
(a)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of their respective Portfolio.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(e)	Annualized.
(f)	Portfolio turnover rate is from the Fund’s respective Portfolio.

See accompanying notes to financial statements and financial statements of the Master Portfolios.

48

SSGA ACTIVE TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period (a)

	SPDR SSGA Risk Aware ETF
	Year Ended 6/30/16	For the Period 9/9/14* - 6/30/15
Net asset value, beginning of period	$39.19	$40.00

Income (loss) from investment operations:
Net investment income (loss) (b)	0.57	0.38
Net realized and unrealized gain (loss) (c)	(0.09)	(0.77)

Total from investment operations	0.48	(0.39)

Net equalization credits and charges (b)	—	(0.01)

Distributions to shareholders from:
Net investment income	(0.59)	(0.41)

Net asset value, end of period	$39.08	$39.19

Total return (d)	1.29%	(0.99)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$1,954	$1,960
Ratios to average net assets:
Total expenses	0.52%	0.50	%(e)
Net investment income (loss)	1.51%	1.21	%(e)
Portfolio turnover rate (f)	76%	122%

*	Commencement of operations.
(a)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of their respective Portfolio.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(e)	Annualized.
(f)	Portfolio turnover rate is from the Fund’s respective Portfolio.

See accompanying notes to financial statements and financial statements of the Master Portfolios.

49

SSGA ACTIVE TRUST

NOTES TO FINANCIAL STATEMENTS

June 30, 2016

1.	Organization

SSGA Active Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end management investment company that was organized as a Massachusetts business trust on March 30, 2011.

As of June 30, 2016, the Trust consists of fourteen (14) series, each of which represents a separate series of beneficial interest in the Trust (each, a “Fund” and collectively, the “Funds”). The financial statements herein relate to the following Funds:

SPDR SSGA Multi-Asset Real Return ETF

SPDR SSGA Income Allocation ETF

SPDR SSGA Global Allocation ETF

SPDR Blackstone / GSO Senior Loan ETF

SPDR SSGA Ultra Short Term Bond ETF

SPDR DoubleLine Total Return Tactical ETF

SPDR MFS Systematic Core Equity ETF

SPDR MFS Systematic Growth Equity ETF

SPDR MFS Systematic Value Equity ETF

SPDR SSGA Risk Aware ETF

Each fund is classified as a diversified investment company under the 1940 Act, with the exception of SPDR SSGA Ultra Short Term Bond ETF, SPDR Doubleline Total Return Tactical ETF and SPDR SSGA Risk Aware ETF, which are each a non-diversified investment company.

Each Fund is part of a master-feeder structure and each Fund invests substantially all of its assets in its respective master portfolio as shown below (each a “Portfolio” and collectively, the “Portfolios”). Each Portfolio is a separate series of SSGA Master Trust (“Master Trust”). The performance of each Fund is directly affected by the performance of its respective Portfolio. The financial statements of the Portfolios, including their Schedules of Investments, are attached to this report and should be read in conjunction with the Funds’ financial statements.

Fund Name	Portfolio Name	Fund Ownership Interest in Portfolio at 6/30/16
SPDR SSGA Multi-Asset Real Return ETF	SSGA Multi-Asset Real Return Portfolio	99.98%
SPDR SSGA Income Allocation ETF	SSGA Income Allocation Portfolio	99.99%
SPDR SSGA Global Allocation ETF	SSGA Global Allocation Portfolio	99.99%
SPDR Blackstone / GSO Senior Loan ETF	Blackstone / GSO Senior Loan Portfolio	99.99%
SPDR SSGA Ultra Short Term Bond ETF	SSGA Ultra Short Term Bond Portfolio	99.99%
SPDR DoubleLine Total Return Tactical ETF	State Street DoubleLine Total Return Tactical Portfolio	99.99%
SPDR MFS Systematic Core Equity ETF	SSGA MFS Systematic Core Equity Portfolio	99.98%
SPDR MFS Systematic Growth Equity ETF	SSGA MFS Systematic Growth Equity Portfolio	99.99%
SPDR MFS Systematic Value Equity ETF	SSGA MFS Systematic Value Equity Portfolio	99.95%
SPDR SSGA Risk Aware ETF	State Street Risk Aware Portfolio	99.95%

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims that may be made against the Trust that have not yet occurred.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

50

SSGA ACTIVE TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

Security Valuation

Each Fund records its investments in its respective Portfolio at fair value (net asset value) each business day. The valuation policy of the Portfolios is discussed in Note 2 of the Portfolios’ Notes to Financial Statements, which are attached to this report.

The Portfolios’ investments are valued at fair value each day that the Portfolio’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that each Portfolio’s listing exchange is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of the Portfolios are valued pursuant to policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board of Trustees of the Trust (the “Board”). The Committee provides oversight of the valuation of investments for the Portfolios. The Board has responsibility for determining the fair value of investments. The summary of the inputs used for each Portfolio, as of June 30, 2016, in valuing each Portfolio’s securities carried at fair value are discussed in Note 2 of the Portfolios’ Notes to Financial Statements, which are attached to this report.

Investment Transactions and Income Recognition

Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses from security transactions consist of the Fund’s pro-rata share of its Portfolio’s realized gains and losses. Net investment income consists of the Fund’s pro-rata share of the net investment income of its Portfolio less expenses of the Fund.

Expenses

Certain expenses, which are directly identifiable to a specific fund, are applied to that fund within the Trust. Other expenses which cannot be attributed to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and relative net assets of the Funds within the Trust.

The Fund is allocated a pro-rata share of the expense of the Portfolio. Class specific expenses are borne by each class.

Equalization

The Funds in the Trust follow the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisition of Fund shares. Amounts related to Equalization can be found on the Statements of Changes in Net Assets.

The following Funds utilized equalization during the period ended June 30, 2016:

SPDR SSGA Multi-Asset Real Return ETF

SPDR SSGA Income Allocation ETF

SPDR SSGA Global Allocation ETF

SPDR Blackstone/GSO Senior Loan ETF

SPDR Ultra Short Term Bond ETF

SPDR DoubleLine Total Return Tactical ETF

SPDR MFS Systematic Core Equity ETF

SPDR MFS Systematic Growth Equity ETF

51

SSGA ACTIVE TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

Distributions

The following Funds declare and distribute from net investment income, if any, to its shareholders:

Name	Frequency
SPDR SSGA Multi-Asset Real Return ETF	Quarterly
SPDR SSGA Income Allocation ETF	Quarterly
SPDR SSGA Global Allocation ETF	Quarterly
SPDR Blackstone/GSO Senior Loan ETF	Monthly
SPDR SSGA Ultra Short Term Bond ETF	Monthly
SPDR DoubleLine Total Return Tactical ETF	Quarterly
SPDR MFS Systematic Core Equity ETF	Quarterly
SPDR MFS Systematic Growth Equity ETF	Quarterly
SPDR MFS Systematic Value Equity ETF	Quarterly
SPDR SSGA Risk Aware ETF	Quarterly

Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. The amount and character of income and capital gains to be distributed are determined in accordance with applicable tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.

3.	Fees and Transactions with Affiliates

Advisory Fee

Each Fund has entered into an Investment Advisory Agreement with SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”). As compensation for services rendered, facilities furnished, and expenses borne by the Adviser, each Fund pays the Adviser a fee accrued daily and paid monthly, based on a percentage of each Fund’s average daily net assets as shown in the following table:

	Annual Rate*
SPDR SSGA Multi-Asset Real Return ETF	0.70%
SPDR SSGA Income Allocation ETF	0.70
SPDR SSGA Global Allocation ETF	0.35
SPDR Blackstone/GSO Senior Loan ETF	0.70
SPDR SSGA Ultra Short Term Bond ETF	0.20
SPDR DoubleLine Total Return Tactical ETF	0.65	**
SPDR MFS Systematic Core Equity ETF	0.60
SPDR MFS Systematic Growth Equity ETF	0.60
SPDR MFS Systematic Value Equity ETF	0.60
SPDR SSGA Risk Aware ETF	0.50

*	The Advisory fee is reduced by the proportional amount of the advisory fee, as well as for SPDR SSGA Multi-Asset Real Return ETF, SPDR SSGA Income Allocation ETF and SPDR SSGA Global Allocation ETF acquired fund fees and expenses of each Fund’s respective Portfolio. For the year ended June 30, 2016, the net annualized advisory fee was 0.07%, 0.16%, (0.15)%, 0.40%, 0.00%, 0.25%, 0.30%, 0.30%, 0.30% and 0.25% for the SPDR SSGA Multi- Asset Real Return ETF, SPDR SSGA Income Allocation, ETF, SPDR SSGA Global Allocation ETF, SPDR Blackstone / GSO Senior Loan ETF, SPDR SSGA Ultra Short Term Bond ETF, SPDR DoubleLine Total Return Tactical ETF, SPDR MFS Systematic Core Equity ETF, SPDR MFS Systematic Growth Equity ETF, SPDR MFS Systemic Value Equity ETF and SPDR SSGA Risk Aware ETF, respectively. For the SPDR SSGA Global Allocation ETF and the SPDR DoubleLine Total Return Tactical ETF, the reduction resulted in a fee reimbursement which is identified on the Statement of Operations.
**	The Adviser has contractually agreed to limit its management fee to the extent necessary to limit annual operating expenses to 0.55% until October 31, 2016 for the SPDR DoubleLine Total Return Tactical ETF.

52

SSGA ACTIVE TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

The Adviser pays all operating expenses of each Fund other than management fee, distribution fee pursuant to each Fund’s Distribution and Service Plan, if any, brokerage expenses, taxes, interest, the fees and expenses of the Independent Trustees (including any Trustees’ counsel fees), litigation expenses, acquired fund fees and expenses and other expenses that are non-recurring in the ordinary course of business.

Administrator and Sub-Administrator Fees

SSGA FM serves as administrator and State Street Bank and Trust Company (“State Street”), an affiliate of the Adviser, serves as custodian, sub-administrator and transfer agent. State Street receives fees for its services as custodian, sub-administrator and transfer agent from the Adviser.

Distribution Fees

State Street Global Markets, LLC (“SSGM” or the “Distributor”), an affiliate of the Adviser, serves as the distributor of the Trust. Pursuant to a Distribution and Service Plan adopted in accordance with Rule 12b-1 under the 1940 Act, each Fund is authorized to pay an amount of up to 0.25% of its average daily net assets for certain distribution-related activities. However, the Board has determined that no such payments will be made through at least October 31, 2016, and therefore no such payments have been made.

Other Transactions with Affiliates

The Fund may invest in affiliated entities, included securities issued by State Street, affiliated funds, or entities deemed to be affiliates as a result of the Fund owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the period ended June 30, 2016 are disclosed in the Schedule of Investments.

From time to time, the Funds may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of June 30, 2016, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 10% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 10% of the aggregate shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 10% Affiliated Account Holdings	Percentage of Affiliated Ownership
SPDR SSGA Risk Aware ETF	1	83.08%

4.	Trustees’ Fees

The fees and expenses of the Trust’s trustees, who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), are paid directly by the Funds. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.

5.	Shareholder Transactions

Each Fund issues and redeems its shares, at net asset value by each fund, only in aggregations of a specified number of shares or multiples thereof (“Creation Units”). Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets. The consideration for the purchase of Creation Units of a fund may consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash, except for certain funds that invest in TBAs or mortgage backed securities. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to the Trust and/or Custodian, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. An additional variable fee may be charged for certain transactions. Such variable charges, if any, are included in “Other Capital” on the Statements of Changes on Net Assets.

53

SSGA ACTIVE TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

6.	Income Tax Information

The Funds have qualified and intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. Each Fund will not be subject to federal income taxes to the extent they distribute their taxable income, including any net realized capital gains, for each fiscal year. Therefore, no provision for federal income tax is required.

The Funds file federal and various state and local tax returns as required. No income tax returns are currently under examination. The federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed the fund’s tax positions taken on tax returns for all open years and does not believe there are any uncertain tax positions that would require recognition of a tax liability.

Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. Certain capital accounts in the financial statements have been adjusted for permanent book- tax differences. These adjustments have no impact on net asset values or results of operations. Temporary book-tax differences will reverse in the future. These book-tax differences are primarily due to differing treatments for character of distributions, nontaxable dividend adjustments to income, in-kind transactions, REITs, amortization and accretion of premium and discount for financial statement purposes, return of capital and wash sale loss deferrals. In addition, certain Funds claimed a portion of the payments made to redeeming shareholders as a distribution for income tax purposes.

The tax character of distributions paid during the year ended June 30, 2016, was as follows:

	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total
SPDR SSGA Multi-Asset Real Return ETF	$1,284,505	$—	$—	$1,284,505
SPDR SSGA Income Allocation ETF	3,629,570	—	—	3,629,570
SPDR SSGA Global Allocation ETF	5,192,207	310,344	—	5,502,551
SPDR Blackstone / GSO Senior Loan ETF	31,186,434	—	—	31,186,434
SPDR SSGA Ultra Short Term Bond ETF	223,429	—	46,943	270,372
SPDR DoubleLine Total Return Tactical ETF	51,231,117	—	—	51,231,117
SPDR MFS Systematic Core Equity ETF	140,151	26,049	—	166,200
SPDR MFS Systematic Growth Equity ETF	181,192	117,471	—	298,663
SPDR MFS Systematic Value Equity ETF	140,433	71,320	—	211,753
SPDR SSGA Risk Aware ETF	29,724	—	—	29,724

The tax character of distributions paid during the year ended June 30, 2015 was as follows:

	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total
SPDR SSGA Multi-Asset Real Return ETF	$2,527,694	$—	$—	$2,527,694
SPDR SSGA Income Allocation ETF	3,780,064	—	—	3,780,064
SPDR SSGA Global Allocation ETF	3,658,288	557,903	—	4,216,191
SPDR Blackstone / GSO Senior Loan ETF	24,171,917	—	—	24,171,917
SPDR SSGA Ultra Short Term Bond ETF	54,048	—	—	54,048
SPDR DoubleLine Total Return Tactical ETF	3,317,808	—	—	3,317,808
SPDR MFS Systematic Core Equity ETF	115,975	—	—	115,975
SPDR MFS Systematic Growth Equity ETF	137,093	—	—	137,093
SPDR MFS Systematic Value Equity ETF	88,384	—	—	88,384
SPDR SSGA Risk Aware ETF	22,860	—	—	22,860

54

SSGA ACTIVE TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

As of June 30, 2016, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryforwards	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)	Qualified Late-Year Losses*	Total
SPDR SSGA Multi-Asset Real Return ETF	$—	$(28,506,952)	$—	$(8,138,841)	$—	$(36,645,793)
SPDR SSGA Income Allocation ETF	516,788	(8,239,578)	—	2,556,237	—	(5,166,553)
SPDR SSGA Global Allocation ETF	753,275	(10,047,324)	—	2,984,556	—	(6,309,493)
SPDR Blackstone / GSO Senior Loan ETF	1,917,933	(49,549,779)	—	(1,900,111)	—	(49,531,957)
SPDR SSGA Ultra Short Term Bond ETF	—	(271,022)	—	(5,206)	—	(276,228)
SPDR DoubleLine Total Return Tactical ETF	3,979,474	(4,283,721)	—	26,255,120	—	25,950,872
SPDR MFS Systematic Core Equity ETF	—	—	—	(9,179)	—	(9,179)
SPDR MFS Systematic Growth Equity ETF	—	—	—	430,339	(139,348)	290,991
SPDR MFS Systematic Value Equity ETF	—	—	46,420	57,295	—	103,715
SPDR SSGA Risk Aware ETF	3,797	(200,254)	—	75,664	—	(120,793)

*	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of June 30, 2016, the following Funds had capital loss carryforwards available to offset future realized capital gains as follows:

	Non-Expiring Short Term	Non-Expiring Long Term	Total
SPDR SSGA Multi-Asset Real Return ETF	$11,117,589	$17,389,363	$28,506,952
SPDR SSGA Income Allocation ETF	6,747,761	1,491,817	8,239,578
SPDR SSGA Global Allocation ETF	9,678,617	368,707	10,047,324
SPDR Blackstone / GSO Senior Loan ETF	18,369,640	31,180,139	49,549,779
SPDR SSGA Ultra Short Term Bond ETF	257,060	13,962	271,022
SPDR DoubleLine Total Return Tactical ETF	4,255,893	27,828	4,283,721
SPDR SSGA Risk Aware ETF	200,254	—	200,254

55

SSGA ACTIVE TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

As of June 30, 2016, gross unrealized appreciation and gross unrealized depreciation of investments based on cost for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
SPDR SSGA Multi-Asset Real Return ETF	$88,962,981	$—	$(8,138,841)	$(8,138,841)
SPDR SSGA Income Allocation ETF	102,939,409	2,556,237	—	2,556,237
SPDR SSGA Global Allocation ETF	176,727,401	2,984,556	—	2,984,556
SPDR Blackstone / GSO Senior Loan ETF	804,388,297	—	1,900,111	(1,900,111)
SPDR SSGA Ultra Short Term Bond ETF	24,035,491	—	5,206	(5,206)
SPDR DoubleLine Total Return Tactical ETF	2,609,816,816	26,255,120	—	26,255,120
SPDR MFS Systematic Core Equity ETF	5,828,851	—	9,179	(9,179)
SPDR MFS Systematic Growth Equity ETF	11,736,345	430,339	—	430,339
SPDR MFS Systematic Value Equity ETF	2,555,303	57,295	—	57,295
SPDR SSGA Risk Aware ETF	1,884,912	75,664	—	75,664

7.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date on which the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements other than below.

On May 26, 2016, the Board unanimously voted to close and liquidate the SPDR SSGA Risk Aware ETF Fund. After the close of business on August 24, 2016, the Fund stopped accepting creation orders. Trading in the Fund halted prior to market open on August 25, 2016. Proceeds of the liquidation will be sent to shareholders on August 31, 2016.

56

SSGA ACTIVE TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

June 30, 2016

To the Shareholders and Board of Trustees of

SSGA Active Trust

We have audited the accompanying statements of assets and liabilities of SPDR SSGA Multi-Asset Real Return ETF, SPDR SSGA Income Allocation ETF, SPDR SSGA Global Allocation ETF, SPDR Blackstone/GSO Senior Loan ETF, SPDR SSGA Ultra Short Term Bond ETF, SPDR DoubleLine Total Return Tactical ETF, SPDR MFS Systematic Core Equity ETF, SPDR MFS Systematic Growth Equity ETF, SPDR MFS Systematic Value Equity ETF and SPDR SSGA Risk Aware ETF (collectively, the “Funds”) (ten of the funds constituting SSGA Active Trust) as of June 30, 2016, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned Funds of SSGA Active Trust at June 30, 2016, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 26, 2016

57

SSGA ACTIVE TRUST

OTHER INFORMATION

June 30, 2016

Expense Example

As a shareholder of a Fund, you incur two types of costs (1) transaction costs, including sales charges (loads), if applicable, on purchase payments, reinvested dividends, or other distributions and (2) ongoing costs, including advisory fees and to the extent applicable, distribution (12b-1) and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from January 1, 2016 to June 30, 2016.

The table below illustrates your Fund’s cost in two ways:

•	Based on actual fund return — This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period”.

•	Based on hypothetical 5% return — This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales load charges (loads). Therefore, the hypothetical 5% return section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual		Hypothetical (assuming a 5% return before expenses)
	Annualized Expense Ratio	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value	Expenses Paid During Period (a)
SPDR SSGA Multi-Asset Real Return ETF	0.28%	$1,104.60	$1.47	$1,023.50	$1.41
SPDR SSGA Income Allocation ETF	0.39	1,000.00	1.94	1,022.90	1.96
SPDR SSGA Global Allocation ETF	0.07	1,028.00	0.35	1,024.50	0.35
SPDR Blackstone / GSO Senior Loan ETF	0.70	1,026.40	3.53	1,021.40	3.52
SPDR SSGA Ultra Short Term Bond ETF	0.20	1,007.30	1.00	1,023.90	1.01
SPDR DoubleLine Total Return Tactical ETF	0.55	1,039.30	2.79	1,022.10	2.77
SPDR MFS Systematic Core Equity ETF	0.61	1,011.40	3.05	1,021.80	3.07
SPDR MFS Systematic Growth Equity ETF	0.61	1,014.40	3.06	1,021.80	3.07
SPDR MFS Systematic Value Equity ETF	0.63	999.30	3.13	1,021.70	3.17
SPDR SSGA Risk Aware ETF	0.54	1,059.80	2.77	1,022.20	2.72

(a)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value of the period, multiplied by 182, then divided by 366.

58

SSGA ACTIVE TRUST

OTHER INFORMATION (continued)

June 30, 2016

Tax Information

For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended June 30, 2016.

Percentage of distributions which qualify for the corporate dividends received deduction:

Percentage
SPDR SSGA Multi-Asset Real Return ETF	15.89%
SPDR SSGA Income Allocation ETF	6.98
SPDR SSGA Global Allocation ETF	5.85
SPDR MFS Systematic Core Equity ETF	88.43
SPDR MFS Systematic Growth Equity ETF	75.59
SPDR MFS Systematic Value Equity ETF	60.88
SPDR SSGA Risk Aware ETF	100.00

Qualified Dividend Income

A portion of dividends distributed by the Funds during the fiscal year ended June 30, 2016, are considered qualified dividend income, and are eligible for reduced tax rates. These lower rates range from 5% to 20% depending on the individual’s tax bracket. These amounts are noted below:

Amount
SPDR SSGA Multi-Asset Real Return ETF	$950,371
SPDR SSGA Income Allocation ETF	972,516
SPDR SSGA Global Allocation ETF	1,066,329
SPDR MFS Systematic Core Equity ETF	101,523
SPDR MFS Systematic Growth Equity ETF	163,429
SPDR MFS Systematic Value Equity ETF	58,074
SPDR SSGA Risk Aware ETF	29,724
Qualified Interest Income

The Fund designated a portion of dividends distributed during the fiscal year ended June 30, 2016, as qualified interest income. These amounts are noted below:

Amount
SPDR SSGA Multi-Asset Real Return ETF	$74,604
SPDR SSGA Income Allocation ETF	1,586,769
SPDR Blackstone / GSO Senior Loan ETF	17,625,223
SPDR SSGA Ultra Short Term Bond ETF	219,091
SPDR DoubleLine Total Return Tactical ETF	51,231,117

Long term capital gain dividends were paid from the following Funds during the year ended June 30, 2016:

Amount
SPDR SSGA Global Allocation ETF	$310,344
SPDR MFS Systematic Core Equity ETF	38,356
SPDR MFS Systematic Growth Equity ETF	117,471
SPDR MFS Systematic Value Equity ETF	71,320

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The Funds designate the following amount of ordinary income distributions paid during the fiscal year ended June 30, 2016 for qualified short term capital gains:

Amount
SPDR SSGA Global Allocation ETF	$72,431
SPDR MFS Systematic Core Equity ETF	30,218
SPDR MFS Systematic Growth Equity ETF	38,332

The amount of foreign source income earned on the following Funds during the year ended June 30, 2016 were as follows:

Amount
SPDR SSGA Multi-Asset Real Return ETF	$542,466
SPDR SSGA Income Allocation ETF	345,106
SPDR SSGA Global Allocation ETF	737,135

Foreign Tax Credit

The Trust has made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by a Fund to its shareholders. For the year ended June 30, 2016, the total amount of foreign taxes that will be passed through are:

Amount
SPDR SSGA Multi-Asset Real Return ETF	$62,342
SPDR SSGA Global Allocation ETF	113,246
SPDR SSGA Income Allocation ETF	47,555

Proxy Voting Policies and Procedures and Records

A description of the Trust’s proxy voting policies and procedures that are used by the Funds’ investment adviser to vote proxies relating to the Funds’ portfolio of securities are available (i) without charge, upon request by calling 1-866-787-2257 (toll free) or (ii) on the website of the U.S. Securities and Exchange Commission, at www.sec.gov.

Information regarding how the investment adviser voted for the prior 12-months period ended June 30 is available by August 31 of each year by calling the same number and on the SEC’s website, at www.sec.gov, and on the Funds’ website at www.spdrs.com.

Quarterly Portfolio Schedule

The Funds file a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on the Form N-Q is available upon request, without charge, by calling 1-866-787-2257 (toll free) and on the Funds’ website at www.spdrs.com.

Approval of Advisory Agreements

At in-person meetings held prior to June 30, 2016, the Board of Trustees of the Trusts (the “Board”) evaluated proposals (1) to continue the separate Investment Advisory Agreements (the “Agreements”) between each Trust and SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) with respect to the operational series of SSGA Active Trust (the “Current ETFs”) and SSGA Master Trust (together with the Current ETFs, the “Current Funds”), and (2) to approve the separate Agreements between the Adviser and (a) the SSGA Active Trust with respect to the SPDR DoubleLine Short Duration Total Return Tactical ETF and SPDR DoubleLine Emerging Markets Fixed Income ETF (the “New ETFs” and, together with the Current ETFs, the “ETFs”), and the State Street Disciplined Global Equity Portfolio (together with the New ETFs, the “New Funds”) each a new series of the SSGA Active Trust, (with the Current Funds and New Funds collectively being referred to hereafter as the “Funds”), each of which commenced operations during the period covered

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by this Annual Report. The Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), also met separately with their independent legal counsel to consider the Agreements.

In evaluating the Agreements, the Board drew on materials provided to them by SSGA FM, the Trust’s investment adviser and administrator, and other materials provided by State Street Bank and Trust Company, the Trusts’ sub-administrator, transfer agent and custodian (“State Street”). In deciding whether to approve the Agreements, the Board considered various factors, including the (i) nature, extent and quality of services provided by, or expected to be provided by, the Adviser with respect to the Funds under the Agreements, (ii) investment performance of the Current Funds, (iii) profits realized by the Adviser and its affiliates from its relationship with the Trusts, (iv) fees charged to comparable funds, (v) other benefits to the Adviser, and (vi) extent to which economies of scale would be shared as the Funds grow.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of services provided by, or expected to be provided by, the Adviser. In doing so, the Trustees relied on their prior experience in overseeing the management of the Trusts and materials provided prior to and at the meeting. The Board reviewed the Agreements and the Adviser’s responsibilities for managing investment operations of each of the Funds in accordance with each Fund’s investment objectives and policies, and applicable legal and regulatory requirements. The Board appreciated the relatively unique nature of the ETFs as exchange-traded funds in a master-feeder structure, as appropriate, and the experience and expertise of the Adviser with exchange-traded funds. The Board considered the background and experience of the Adviser’s senior management, including those individuals responsible for portfolio management, oversight of sub-advisers and regulatory compliance of the Funds. The Board also considered the portfolio management resources, structures and practices of the Adviser, including those associated with monitoring and securing each Fund’s compliance with its investment objectives and policies and with applicable laws and regulations. The Board also considered information about the Adviser’s best execution procedures and overall investment management business, noting that the Adviser serves a wide range of clients across a broad spectrum of asset classes. The Board looked at the Adviser’s general knowledge of the investment business and that of its affiliates which make up State Street Global Advisors, through which the Adviser shares all of its senior personnel. The Board considered that the Adviser and its affiliates constitute one of the world’s largest investment management enterprises for exchange-traded funds. The Board also considered the Adviser’s experience in active management, managing exchange-traded funds in master-feeder structures and overseeing third-party sub-advisers, as applicable.

Investment Performance

The Board then reviewed the Current Funds’ performance. The Board compared each Current Fund’s investment performance to the performance of an appropriate benchmark and group of comparable funds. Among other information, the Board considered the following performance information in its evaluation of the Funds:

SPDR SSGA Multi-Asset Real Return ETF. The Board considered that: (a) the Fund underperformed the median of its Performance Group for the 1-, 2- and 3-year periods; and (b) outperformed its benchmark index for the 1-year period and underperformed its benchmark index for the 3-year period.

SPDR SSGA Income Allocation ETF. The Board considered that: (a) the Fund outperformed the median of its Performance Group for the 1-, 2- and 3-year periods; and (b) underperformed its benchmark index for the 1- and 3-year period.

SPDR SSGA Global Allocation ETF. The Board considered that: (a) the Fund outperformed the median of its Performance Group for the 1-, 2- and 3-year periods; and (b) underperformed its benchmark index for the 1-year period and outperformed its benchmark index for the 3-year period.

SPDR Blackstone / GSO Senior Loan ETF. The Board considered that: (a) the Fund underperformed the median of its Performance Group for the 1- and 2-year periods; and (b) outperformed its benchmark index for the 1-year period.

SPDR SSGA Ultra Short Term Bond ETF. The Board considered that: (a) the Fund underperformed the median of its Performance Group for the 1- and 2-year periods; and (b) outperformed its benchmark index for the 1-year period.

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SPDR DoubleLine Total Return Tactical ETF. The Board considered that: (a) the Fund outperformed the median of its Performance Group since inception; and (b) outperformed its benchmark index since inception.

SPDR MFS Systematic Core Equity ETF. The Board considered that: (a) the Fund outperformed the median of its Performance Group for the 1-year period; and (b) outperformed its benchmark index for the 1-year period.

SPDR MFS Systematic Growth Equity ETF. The Board considered that: (a) the Fund outperformed the median of its Performance Group for the 1-year period; and (b) outperformed its benchmark index for the 1-year period.

SPDR MFS Systematic Value Equity ETF. The Board considered that: (a) the Fund outperformed the median of its Performance Group for the 1-year period; and (b) outperformed its benchmark index for the 1-year period.

SPDR SSGA Risk Aware ETF. The Board considered that: (a) the Fund underperformed the median of its Performance Group for the 1-year period; and (b) underperformed its benchmark index for the 1-year period.

On the basis of the foregoing and other relevant information, the Board concluded that the performance of each Current Fund is satisfactory.

Profits Realized by Adviser

The Board considered the profitability of the advisory arrangement with the Current Funds to the Adviser, including data on the Current Funds’ historical profitability to the Adviser. The Independent Trustees, through their counsel, had the opportunity to discuss, with representatives of the Adviser and State Street, methodologies used in computing costs that formed the bases of profitability calculations and determined that these methodologies were reasonable.

Fees Charged to Comparable Funds

The Board evaluated each Fund’s unitary fee through review of comparative information with respect to fees paid by similar funds — i.e., exchange-traded funds that are actively managed, as applicable. The Board reviewed the universe of similar exchange-traded funds for each ETF based upon data independently obtained from Broadridge Financial Solutions, Inc. (formerly Lipper Analytical Services) and related comparative information for similar exchange-traded funds. The Board also reviewed the fee structure, as applicable, of each Fund in connection with the master-feeder structure, the historical expense ratios of each Current Fund and the estimated expense ratios for each New Fund. In doing so, the Board used a fund by fund analysis of the data.

Other Benefits

The Board also considered whether the Adviser or its affiliates benefited in other ways from its relationship with the Trusts, noting that the Adviser does not maintain soft-dollar arrangements in connection with the Trusts’ brokerage transactions.

Economies of Scale

The Board reviewed information regarding economies of scale or other efficiencies that may result as each Fund’s assets grow in size. The Board noted that the Agreements did not provide for breakpoints in each Fund’s advisory fee rates as assets of a Fund increase. However, the Board further noted the Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration for the Funds by fixing relatively low advisory fees, effectively sharing the benefits of lower fees with the Funds from inception. The Adviser also asserted that one of the benefits of the unitary fee was to provide an unvarying expense structure, which could be lost or diluted with the addition of breakpoints. The Board noted that it intends to continue to monitor fees as the Funds grow in size and assess whether fee breakpoints may be warranted.

The Board, including the Independent Trustees voting separately, approved the Agreements for each Fund after weighing the foregoing factors, none of which was dispositive in itself and may have been weighed differently by each Trustee. The Board’s conclusions with respect to each Agreement were as follows: (a) the nature and extent of the services provided, or expected to be provided, by the Adviser with respect to the Funds were appropriate; (b) the performance of each Current Fund had been satisfactory; (c) the Adviser’s unitary fee for each Fund, considered in relation to services provided or expected to be provided, and in relation to fees charged to comparable funds, was fair and reasonable; (d) profitability of the Trusts’ relationship with the Adviser was not excessive; (e) any additional potential benefits to the Adviser or its affiliates were not of a magnitude to materially affect the Board’s conclusions;

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OTHER INFORMATION (continued)

June 30, 2016

and (f) fees paid to the Adviser shared the economies of scale with respect to the Current Funds by way of the relatively low fee structure of the Trusts.

Approval of GSO / Blackstone Debt Funds Management LLC Sub-Advisory Agreements

At an in-person meeting held prior to June 30, 2016, the Board also evaluated proposals to continue the separate Sub-Advisory Agreements (the “GSO / Blackstone Sub-Advisory Agreements”) between the Adviser and GSO / Blackstone Debt Funds Management LLC (“GSO / Blackstone”) with respect to the SPDR Blackstone / GSO Senior Loan ETF, a series of the SSGA Active Trust, and Blackstone / GSO Senior Loan Portfolio, a series of the SSGA Master Trust, each sub-advised by GSO / Blackstone (the “GSO / Blackstone Funds”). The Independent Trustees also met separately with their independent legal counsel to consider the GSO / Blackstone Sub-Advisory Agreements.

In evaluating the GSO / Blackstone Sub-Advisory Agreements, the Board drew on materials provided to them by GSO / Blackstone and the Adviser. In deciding whether to approve the GSO / Blackstone Sub-Advisory Agreements, the Board considered various factors, including the (i) nature, extent and quality of services provided by GSO / Blackstone with respect to the GSO / Blackstone Funds under the GSO / Blackstone Sub-Advisory Agreements and (ii) investment performance of the GSO / Blackstone Funds. The Board was apprised of the portion of the current advisory fee that the Adviser would pay to GSO / Blackstone under the GSO / Blackstone Sub-Advisory Agreements and also considered that such fees would be paid directly by the Adviser and would not result in increased fees payable by the GSO / Blackstone Funds.

The Board considered the background and experience of GSO / Blackstone’s senior management and, in particular, GSO / Blackstone’s experience in investing in senior loan securities. The Board reviewed the GSO / Blackstone Funds’ performance, noting that that the performance of the GSO / Blackstone Funds was satisfactory. The Board also considered the unitary fee paid to the Adviser by each GSO / Blackstone Fund and GSO / Blackstone’s fees paid by the Adviser.

The Board, including the Independent Trustees voting separately, approved the GSO / Blackstone Sub-Advisory Agreements for each GSO / Blackstone Fund after weighing the foregoing factors, none of which was dispositive in itself and may have been weighed differently by each Trustee. The Board’s conclusions with respect to each GSO / Blackstone Sub-Advisory Agreement were as follows: (a) the nature and extent of the services provided by GSO / Blackstone with respect to the GSO / Blackstone Funds were appropriate; (b) the performance of the GSO / Blackstone Funds had been satisfactory; (c) GSO / Blackstone’s fees for the GSO / Blackstone Funds and the unitary fee, considered in relation to the services provided, were fair and reasonable; (d) any additional potential benefits to GSO / Blackstone were not of a magnitude to materially affect the Board’s conclusions; and (e) fees paid to GSO / Blackstone adequately shared the economies of scale with each applicable GSO / Blackstone Fund by way of the relatively low fee structure of the Trusts.

Approval of Massachusetts Financial Services Company Sub-Advisory Agreements

At an in-person meeting held prior to June 30, 2016, the Board also evaluated proposals to continue the separate Sub-Advisory Agreements (the “MFS Sub-Advisory Agreements”) between the Adviser and Massachusetts Financial Services Company (“MFS”) with respect to the SPDR MFS Systematic Core Equity ETF, SPDR MFS Systematic Growth Equity ETF and SPDR MFS Systematic Value Equity ETF, each a series of the SSGA Active Trust, and SSGA MFS Systematic Core Equity Portfolio, SSGA Systematic Growth Equity Portfolio and SSGA MFS Systematic Value Equity Portfolio, each a series of the SSGA Master Trust, each sub-advised by MFS (the “MFS Funds”). The Independent Trustees also met separately with their independent legal counsel to consider the MFS Sub-Advisory Agreements.

In evaluating the MFS Sub-Advisory Agreements, the Board drew on materials provided to them by MFS and the Adviser. In deciding whether to approve the MFS Sub-Advisory Agreements, the Board considered various factors, including the (i) nature, extent and quality of services provided by MFS with respect to the MFS Funds under the MFS Sub-Advisory Agreements and (ii) investment performance of the MFS Funds. The Board was apprised of the portion of the current advisory fee that the Adviser would pay to MFS under the MFS Sub-Advisory Agreements and also considered that such fees would be paid directly by the Adviser and would not result in increased fees payable by the MFS Funds.

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The Board considered the background and experience of MFS’s senior management and, in particular, MFS’s experience in investing in equity securities. The Board reviewed the MFS Funds’ performance, noting that that the performance of the MFS Funds was satisfactory. The Board also considered the unitary fee paid to the Adviser by each MFS Fund and MFS’s fees paid by the Adviser.

The Board, including the Independent Trustees voting separately, approved the MFS Sub-Advisory Agreements for each MFS Fund after weighing the foregoing factors, none of which was dispositive in itself and may have been weighed differently by each Trustee. The Board’s conclusions with respect to each MFS Sub-Advisory Agreement were as follows: (a) the nature and extent of the services provided by MFS with respect to the MFS Funds were appropriate; (b) the performance of the MFS Funds had been satisfactory; (c) MFS’s fees for the MFS Funds and the unitary fee, considered in relation to the services provided, were fair and reasonable; (d) any additional potential benefits to MFS were not of a magnitude to materially affect the Board’s conclusions; and (e) fees paid to MFS adequately shared the economies of scale with each applicable MFS Fund by way of the relatively low fee structure of the Trusts.

Approval of DoubleLine Capital LP Sub-Advisory Agreements

At in-person meetings held prior to June 30, 2016, the Board also considered proposals to continue the separate Sub-Advisory Agreements (the “DoubleLine Sub-Advisory Agreements”) between the Adviser and DoubleLine Capital LP (“DoubleLine”) with respect to the SPDR DoubleLine Total Return Tactical ETF, a series of the SSGA Active Trust, and State Street DoubleLine Total Return Tactical Portfolio, a series of the SSGA Master Trust (together, the “Current DoubleLine Funds”), and to approve the DoubleLine Sub-Advisory Agreements between the Adviser and DoubleLine with respect to the SPDR DoubleLine Short Duration Total Return Tactical ETF and SPDR DoubleLine Emerging Markets Fixed Income ETF, each a series of SSGA Active Trust (together with the Current DoubleLine Funds, the “DoubleLine Funds”), under which each of the DoubleLine Funds would be sub-advised by DoubleLine. The Independent Trustees also met separately with their independent legal counsel to consider the DoubleLine Sub-Advisory Agreements.

In evaluating the DoubleLine Sub-Advisory Agreements, the Board drew on materials provided to them by DoubleLine and the Adviser. In deciding whether to approve the DoubleLine Sub-Advisory Agreements, the Board considered various factors, including the (i) nature, extent and quality of services provided, or expected to be provided, by DoubleLine with respect to the DoubleLine Funds under the DoubleLine Sub-Advisory Agreements; and (ii) investment performance of the Current DoubleLine Funds. The Board was apprised of the portion of the advisory fee that the Adviser would pay to DoubleLine under the DoubleLine Sub-Advisory Agreements and also considered that such fees would be paid directly by the Adviser and would not result in increased fees payable by the DoubleLine Funds.

The Board considered the background and experience of DoubleLine’s senior management and, in particular, DoubleLine’s experience in investing in fixed income securities. The Board reviewed the Current DoubleLine Funds’ performance, noting that that the performance of the Current DoubleLine Funds was satisfactory. The Board also considered the unitary fee paid, or to be paid, to the Adviser by each DoubleLine Fund and DoubleLine’s fees paid by the Adviser.

The Board, including the Independent Trustees voting separately, approved the DoubleLine Sub-Advisory Agreements for the DoubleLine Funds after weighing the foregoing factors, none of which was dispositive in itself and may have been weighed differently by each Trustee. The Board’s conclusions with respect to each of the DoubleLine Sub-Advisory Agreements were as follows: (a) the nature and extent of the services provided, or expected to be provided, by DoubleLine with respect to the DoubleLine Funds were adequate and appropriate; (b) the performance of the Current DoubleLine Funds had been satisfactory; (c) DoubleLine’s fees for the DoubleLine Funds and the unitary fee, considered in relation to the services provided, or expected to be provided, were fair and reasonable; (d) any additional potential benefits to DoubleLine were not of a magnitude to materially affect the Board’s conclusions; and (e) fees paid, or expected to be paid, to DoubleLine were expected to share economies of scale with each applicable DoubleLine Fund by way of the relatively low fee structure of the Trusts.

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OTHER INFORMATION (continued)

June 30, 2016

TRUSTEES

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During The Past 5 Years
Independent Trustees
FRANK NESVET c/o SSGA Active Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1943	Independent Trustee, Chairman, Trustee Committee Chair	Term: Unlimited Served: since September 2000	Chief Executive Officer, Libra Group, Inc. (a financial services consulting company) (1998-present).	218	SPDR Index Shares Funds (Trustee); SPDR Series Trust (Trustee); SSGA Master Trust (Trustee).
DAVID M. KELLY c/o SSGA Active Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1938	Independent Trustee, Audit Committee Chair	Term: Unlimited Served: since September 2000	Retired.	218	Chicago Stock Exchange (Former Director, retired); Penson Worldwide Inc. (Former Director, retired); SPDR Index Shares Funds (Trustee); SPDR Series Trust (Trustee); SSGA Master Trust (Trustee).
BONNY EUGENIA BOATMAN c/o SSGA Active Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1950	Independent Trustee	Term: Unlimited Served: since April 2010	Retired.	218	SPDR Index Shares Funds (Trustee); SPDR Series Trust (Trustee); SSGA Master Trust (Trustee).
DWIGHT D. CHURCHILL c/o SSGA Active Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1953	Independent Trustee	Term: Unlimited Served: since April 2010	Self-employed consultant since 2010; CEO and President, CFA Institute (June 2014-January 2015).	218	SPDR Index Shares Funds (Trustee); SPDR Series Trust (Trustee); SSGA Master Trust (Trustee); Affiliated Managers Group, Inc. (Director).
CARL G. VERBONCOEUR c/o SSGA Active Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1952	Independent Trustee	Term: Unlimited Served: since April 2010	Self-employed consultant since 2009.	218	The Motley Fool Funds Trust (Trustee); SPDR Index Shares Funds (Trustee); SPDR Series Trust (Trustee); SSGA Master Trust (Trustee).

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OTHER INFORMATION (continued)

June 30, 2016

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During The Past 5 Years
Interested Trustee
JAMES E. ROSS* SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1965	Interested Trustee	Term: Unlimited Served as Trustee: since April 2010	Chairman and Director, SSGA Funds Management, Inc. (2005-present); Senior Managing Director and Principal, State Street Global Advisors (2006-present); President, SSGA Funds Management, Inc. (2005-2012).	299	SPDR Index Shares Funds (Trustee); SPDR Series Trust (Trustee); SSGA Master Trust (Trustee); Select Sector SPDR Trust (Trustee); State Street Master Funds (Trustee); and State Street Institutional Investment Trust (Trustee).

*	Mr. Ross is an Interested Trustee because of his employment with the Adviser and ownership interest in an affiliate of the Adviser. Mr. Ross previously served as an Interested Trustee from November 2005 to December 2009.

OFFICERS

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During The Past 5 Years
ELLEN M. NEEDHAM SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1967	President	Term: Unlimited Served: since October 2012	President and Director, SSGA Funds Management, Inc. (2001-present)*; Senior Managing Director, State Street Global Advisors (1992-present).*
ANN M. CARPENTER SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1966	Vice President; Deputy Treasurer	Term: Unlimited Served: since August 2012; Term: Unlimited Served: since February 2016	Chief Operating Officer, SSGA Funds Management, Inc. (2005-Present)*; Managing Director, State Street Global Advisors (2005-present).*
MICHAEL P. RILEY SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1969	Vice President	Term: Unlimited Served: since February 2005	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (February 2015-present); Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (2008-February 2015); Principal, State Street Global Advisors and SSGA Funds Management, Inc. (2005-2008).

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OTHER INFORMATION (continued)

June 30, 2016

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During The Past 5 Years
JOSHUA A. WEINBERG SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1978	Chief Legal Officer	Term: Unlimited Served: since February 2015	Vice President and Managing Counsel, State Street Global Advisors (2011-present); Clerk, SSGA Funds Management, Inc. (2013-present); Associate, Financial Services Group, Dechert LLP (2006-2011).
CHRISTOPHER A. MADDEN State Street Bank and Trust Company One Hundred Huntington Avenue, CPH0326 Boston, MA 02116 1967	Secretary	Term: Unlimited Served: since August 2013	Vice President and Senior Counsel, State Street Bank and Trust Company (2013-present); Counsel, Atlantic Fund Services (2009-2013); Vice President.*
PATRICIA A. MORISETTE State Street Bank and Trust Company One Hundred Huntington Avenue, CPH0326 Boston, MA 02116 1973	Assistant Secretary	Term: Unlimited Served: since February 2015	Vice President and Counsel, State Street Bank and Trust Company (2014-present); Assistant Vice President and Counsel, John Hancock Financial Services (2011-2013); Independent legal consultant (2009-2011); Associate, Bingham McCutchen LLP (2003-2009).*,**
BRUCE S. ROSENBERG SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1961	Treasurer	Term: Unlimited Served: since February 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015-present; Director, Credit Suisse (April 2008-July 2015)).
CHAD C. HALLETT SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1969	Deputy Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014-present); Vice President, State Street Bank and Trust Company (2001-November 2014).*
SUJATA UPRETI SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1974	Assistant Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015-present; Assistant Director, Cambridge Associates, LLC (July 2014-January 2015); Vice President, Bank of New York Mellon (July 2012-August 2013); Manager, PricewaterhouseCoopers, LLP (September 2003-July 2012)).
DANIEL FOLEY SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1972	Assistant Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (April 2007-present).*
BRIAN HARRIS SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1973	Chief Compliance Officer and Anti-Money Laundering Officer	Term: Unlimited Served: since November 2013	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013-present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (2010-2013); Director of Compliance, AARP Financial Inc. (2008-2010).

*	Served in various capacities and/or with various affiliated entities during noted time period.
**	Served in various capacities and/or with unaffiliated mutual funds or closed-end funds for which State Street Bank and Trust Company or its affiliates act as a provider of services during the noted time period.

Statement of Additional information (SAI) includes additional information about Fund directors and is available, without charge, upon request and by calling 1-866-787-2257.

67

SSGA Active Trust

Trustees

Bonny E. Boatman

Dwight D. Churchill

David M. Kelly

Frank Nesvet, Chairman

James E. Ross

Carl G. Verboncoeur

Officers

Ellen M. Needham, President

Bruce Rosenberg, Treasurer

Ann Carpenter, Vice President and Deputy Treasurer

Michael P. Riley, Vice President

Chad C. Hallett, Deputy Treasurer

Sujata Upreti, Assistant Treasurer

Daniel Foley, Assistant Treasurer

Christopher A. Madden, Secretary

Patricia A. Morisette, Assistant Secretary

Brian Harris, Chief Compliance Officer and Anti-Money Laundering Officer

Joshua A. Weinberg, Chief Legal Officer

Investment Manager and Administrator

SSGA Funds Management, Inc.

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Distributor

State Street Global Markets, LLC

One Lincoln Street

Boston, MA 02111

Custodian, Sub-Administrator and Transfer Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Legal Counsel

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

Fund Shares are distributed by State Street Global Markets, LLC, a wholly-owned subsidiary of State Street Corporation. State Street Global Markets, LLC; member FINRA, SIPC.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.spdrs.com Please read the prospectus carefully before you invest.

SSGA Master Trust

Annual Report June 30, 2016

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.spdrs.com Please read the prospectus carefully before you invest.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.spdrs.com Please read the prospectus carefully before you invest.

SSGA MULTI-ASSET REAL RETURN PORTFOLIO

PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	SPDR BARCLAYS TIPS ETF	POWERSHARES DB COMMODITY INDEX TRACKING FUND	SPDR S&P GLOBAL NATURAL RESOURCES ETF	SPDR DOW JONES REIT ETF	SPDR DOW JONES INTERNATIONAL REAL ESTATE ETF
MARKET VALUE	$17,857,167	12,724,935	12,590,755	12,074,780	7,764,670
% OF NET ASSETS	22.1	15.7	15.6	14.9	9.6

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular fund.)

ASSET ALLOCATION AS OF JUNE 30, 2016*

PERCENT OF NET ASSETS
Commodities	17.7%
Inflation Linked	29.1
Natural Resources	26.1
Real Estate	24.5
Short-Term Investment	2.6
Liabilities in Excess of Other Assets	(0.0)**
TOTAL	100.0%

*	The Portfolio’s asset allocation is expressed as a percentage of net assets and may change over time.
**	Amount shown represents less than 0.05% of net assets.

SSGA INCOME ALLOCATION PORTFOLIO

PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	SPDR BARCLAYS HIGH YIELD BOND ETF	SPDR S&P DIVIDEND ETF	SPDR BARCLAYS LONG TERM CORPORATE BOND ETF	SPDR DOW JONES REIT ETF	SPDR BARCLAYS LONG TERM TREASURY ETF
MARKET VALUE	$12,554,762	11,560,064	10,699,180	9,840,687	9,787,608
% OF NET ASSETS	11.9	11.0	10.1	9.3	9.3

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular fund.)

ASSET ALLOCATION AS OF JUNE 30, 2016*

PERCENT OF NET ASSETS
Domestic Equity	20.7%
Domestic Fixed Income	43.1
Inflation Linked	4.9
International Equity	11.1
Real Estate	15.1
Short-Term Investment	4.5
Other Assets in Excess of Liabilities	0.6
TOTAL	100.0%

*	The Portfolio’s asset allocation is expressed as a percentage of net assets and may change over time.

SSGA GLOBAL ALLOCATION PORTFOLIO

PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	SPDR S&P WORLD EX-US ETF	SPDR S&P 500 GROWTH ETF	SPDR DOW JONES REIT ETF	SPDR BARCLAYS HIGH YIELD BOND ETF	POWERSHARES DB GOLD FUND
MARKET VALUE	$23,693,696	16,563,367	15,625,524	14,954,409	14,488,240
% OF NET ASSETS	13.2	9.2	8.7	8.3	8.1

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular fund.)

ASSET ALLOCATION AS OF JUNE 30, 2016*

PERCENT OF NET ASSETS
Commodities	8.1%
Domestic Equity	19.5
Domestic Fixed Income	26.3
Inflation Linked	5.2
International Equity	18.4
Real Estate	14.7
Short-Term Investment	11.2
Liabilities in Excess of Other Assets	(3.4)
TOTAL	100.0%

*	The Portfolio’s asset allocation is expressed as a percentage of net assets and may change over time.

BLACKSTONE / GSO SENIOR LOAN PORTFOLIO

PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	AVAGO TECHNOLOGIES CAYMAN, LTD. SENIOR SECURED TERM LOAN B1 4.25% 02/01/2023	SCIENTIFIC GAMES INTERNATIONAL, INC. SENIOR SECURED TERM LOAN B2 6.00% 10/01/2021	ON SEMICONDUCTOR CORP. SENIOR SECURED TERM LOAN B 5.25% 03/31/2023	PETSMART, INC. SENIOR SECURED TERM LOAN B1 4.25% 03/11/2022	SERVICEMASTER CO. SENIOR SECURED TERM LOAN B 4.25% 07/01/2021
MARKET VALUE	$16,190,858	13,638,239	11,993,373	11,558,779	11,558,581
% OF NET ASSETS	2.0	1.7	1.5	1.5	1.4

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular fund.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2016*

PERCENT OF NET ASSETS
Software	10.2%
Hotels, Restaurants & Leisure	7.7
Media	5.8
Semiconductors & Semiconductor Equipment	4.4
Commercial Services & Supplies	4.1
Pharmaceuticals	3.9
Health Care Providers & Services	3.6
Diversified Telecommunication Services	3.5
Insurance	3.2
Specialty Retail	3.1
Food & Staples Retailing	2.6
IT Services	2.5
Electronic Equipment, Instruments & Components	2.1
Aerospace & Defense	2.0
Internet Software & Services	2.0
Diversified Consumer Services	1.8
Professional Services	1.8
Containers & Packaging	1.7
Chemicals	1.6
Technology Hardware, Storage & Peripherals	1.6
Wireless Telecommunication Services	1.6
Diversified Financial Services	1.5
Health Care Services	1.5
Automobiles	1.4
Health Care Technology	1.4
Food Products	1.3
Airlines	1.1
Household Durables	1.1
Road & Rail	1.1
Telecommunications	1.1
Distributors	1.0
Life Sciences Tools & Services	0.9
Capital Markets	0.8
Entertainment	0.8
Packaging & Containers	0.7
Personal Products	0.7
Multiline Retail	0.6
Real Estate Management & Development	0.6
Trading Companies & Distributors	0.6
Biotechnology	0.5
Machinery	0.5
Building Products	0.4
Electric Utilities	0.4
Health Care Equipment & Supplies	0.4
Leisure Time	0.4
Household Products	0.3
Retail	0.3
Communications Equipment	0.2
Independent Power Producers & Energy Traders	0.2
Real Estate Investment Trusts (REITs)	0.2
Computers & Peripherals	0.1
Health Care Products	0.1
Internet	0.1
Food Service	0.0 **
Mining	0.0 **
Short-Term Investment	8.6
Liabilities in Excess of Other Assets	(1.7)
TOTAL	100.0%

*	The Portfolio’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Amount shown represents less than 0.05% of net assets.

SSGA ULTRA SHORT TERM BOND PORTFOLIO

PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	TREASURY NOTES 0.63% 05/31/2017	BA CREDIT CARD TRUST SERIES 2016-A1, CLASS A 0.84% 10/15/2021	TREASURY BILL 10/06/2016	HYUNDAI AUTO RECEIVABLES TRUST SERIES 2013-B, CLASS A4 1.01% 02/15/2019	TOYOTA MOTOR CREDIT CORP. SERIES 2547 0.95% 01/12/2018
MARKET VALUE	$1,100,988	1,000,000	999,310	905,456	749,062
% OF NET ASSETS	4.6	4.2	4.2	3.8	3.1

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular fund.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2016*

INDUSTRY	PERCENT OF NET ASSETS
Banks	25.5%
Credit Card	14.7
Automobile	11.6
U.S. Treasury Obligations	11.3
Oil & Gas	6.6
Auto Manufacturers	6.4
Asset-Backed — Other	3.7
Beverages	3.1
Machinery, Construction & Mining	2.5
Machinery-Diversified	2.5
Software	2.1
Retail	1.7
Telecommunications	1.7
IT Services	1.5
Aerospace & Defense	1.0
Health Care Products	1.0
Pharmaceuticals	1.0
Internet	0.7
Semiconductors	0.6
Transportation	0.4
Short-Term Investment	2.0
Liabilities in Excess of Other Assets	(1.6)
TOTAL	100.0%

*	The Portfolio’s industry breakdown is expressed as a percentage of net assets and may change over time.

STATE STREET DOUBLELINE TOTAL RETURN TACTICAL PORTFOLIO

PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	TREASURY NOTES 1.38% 04/30/2020	TREASURY NOTES 2.00% 02/15/2025	FEDERAL NATIONAL MORTGAGE ASSOCIATION 3.00% 07/01/2046	FEDERAL HOME LOAN MORTGAGE CORP. SERIES 4364, CLASS ZX, CMO, REMIC 4.00% 07/15/2044	TREASURY NOTES 1.75% 03/31/2022
MARKET VALUE	$69,694,811	62,959,568	50,305,679	42,120,741	41,847,436
% OF NET ASSETS	2.7	2.4	1.9	1.6	1.6

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular fund.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2016*

PERCENT OF NET ASSETS
U.S. Government Agency Obligations	41.3%
Commercial Mortgage Backed Securities	17.3
U.S. Treasury Obligations	8.8
Banks	3.9
Asset-Backed Securities	1.5
Electric	1.4
Oil & Gas	1.2
Media	1.0
Telecommunications	1.0
Diversified Financial Services	0.8
Food	0.7
Health Care Services	0.5
Mining	0.5
Pharmaceuticals	0.5
Chemicals	0.4
Gas	0.4
Health Care Providers & Services	0.4
Investment Company Security	0.4
Pipelines	0.4
Real Estate Investment Trusts	0.4
Software	0.4
Aerospace & Defense	0.3
Commercial Services	0.3
Commercial Services & Supplies	0.3
Engineering & Construction	0.3
Food Products	0.3
Foreign Government Obligations	0.3
Forest Products & Paper	0.3
Hotels, Restaurants & Leisure	0.3
IT Services	0.3
Retail	0.3
Containers & Packaging	0.2
Insurance	0.2
Internet	0.2
Packaging & Containers	0.2
Semiconductors & Semiconductor Equipment	0.2
Advertising	0.1
Agriculture	0.1
Airlines	0.1
Auto Manufacturers	0.1
Auto Parts & Equipment	0.1
Beverages	0.1
Construction Materials	0.1
Diversified Telecommunication Services	0.1
Electric Utilities	0.1
Electronics	0.1
Entertainment	0.1
Environmental Control	0.1
Food & Staples Retailing	0.1
Holding Companies-Divers	0.1
Household Durables	0.1
Household Products	0.1
Internet Software & Services	0.1
Leisure Time	0.1
Machinery, Construction & Mining	0.1
Multiline Retail	0.1
Personal Products	0.1
Road & Rail	0.1
Specialty Retail	0.1
Technology Hardware, Storage & Peripherals	0.1
Trading Companies & Distributors	0.1
Transportation	0.1
Short-Term Investment	13.4
Liabilities in Excess of Other Assets	(3.2)
TOTAL	100.0%

*	The Portfolio’s industry breakdown is expressed as a percentage of net assets and may change over time.

[LOGO]

SSGA MFS SYSTEMATIC CORE EQUITY PORTFOLIO

PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	AMAZON.COM, INC.	JPMORGAN CHASE & CO.	VERIZON COMMUNICATIONS, INC.	JOHNSON & JOHNSON	EXELON CORP.
MARKET VALUE	$287,679	238,680	215,933	213,003	193,071
% OF NET ASSETS	4.9	4.1	3.7	3.6	3.3

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular fund.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2016*

INDUSTRY	PERCENT OF NET ASSETS
Pharmaceuticals	8.4%
Internet & Catalog Retail	7.4
Technology Hardware, Storage & Peripherals	6.4
Banks	6.2
Insurance	5.9
Software	5.6
Food Products	5.4
Oil, Gas & Consumable Fuels	5.3
Biotechnology	4.7
Specialty Retail	4.5
Hotels, Restaurants & Leisure	4.2
Tobacco	4.2
Health Care Providers & Services	4.1
Aerospace & Defense	4.0
Diversified Telecommunication Services	3.7
Electric Utilities	3.3
Real Estate Investment Trusts (REITs)	2.8
Chemicals	2.7
Media	2.2
Independent Power Producers & Energy Traders	2.0
Textiles, Apparel & Luxury Goods	1.8
Consumer Finance	1.1
Food & Staples Retailing	1.1
Household Products	1.0
Multiline Retail	0.7
Short-Term Investment	1.2
Other Assets in Excess of Liabilities	0.1
TOTAL	100.0%

*	The Portfolio’s industry breakdown is expressed as a percentage of net assets and may change over time.

SSGA MFS SYSTEMATIC GROWTH EQUITY PORTFOLIO

PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	AMAZON.COM, INC.	COMCAST CORP. CLASS A	GILEAD SCIENCES, INC.	ELECTRONIC ARTS, INC.	PRICELINE GROUP, INC.
MARKET VALUE	$775,732	492,315	459,978	457,818	448,179
% OF NET ASSETS	6.4	4.1	3.8	3.8	3.7

(The five largest holdings are subject to change, and there are no guarantees the Portfolio will continue to remain invested in any particular fund.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2016*

INDUSTRY	PERCENT OF NET ASSETS
Internet & Catalog Retail	10.1%
Software	9.3
IT Services	6.9
Health Care Providers & Services	6.8
Biotechnology	5.9
Pharmaceuticals	5.5
Media	5.3
Tobacco	4.5
Food & Staples Retailing	4.3
Internet Software & Services	4.1
Specialty Retail	3.8
Textiles, Apparel & Luxury Goods	3.6
Food Products	3.3
Aerospace & Defense	3.2
Chemicals	2.8
Hotels, Restaurants & Leisure	2.7
Real Estate Investment Trusts (REITs)	2.7
Diversified Telecommunication Services	2.6
Beverages	2.2
Technology Hardware, Storage & Peripherals	2.2
Auto Components	1.9
Insurance	1.9
Trading Companies & Distributors	1.5
Banks	0.9
Road & Rail	0.6
Short-Term Investment	1.4
Other Assets in Excess of Liabilities	0.0 **
TOTAL	100.0%

*	The Portfolio’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Amount shown represents less than 0.05% of net assets.

SSGA MFS SYSTEMATIC VALUE EQUITY PORTFOLIO

PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	JPMORGAN CHASE & CO.	WELLS FARGO & CO.	EXELON CORP.	NORTHROP GRUMMAN CORP.	MICHAEL KORS HOLDINGS, LTD.
MARKET VALUE	$132,296	105,972	101,590	100,248	90,054
% OF NET ASSETS	5.1	4.1	3.9	3.8	3.4

(The five largest holdings are subject to change, and there are no guarantees the Portfolio will continue to remain invested in any particular fund.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2016*

INDUSTRY	PERCENT OF NET ASSETS
Banks	11.8%
Oil, Gas & Consumable Fuels	11.0
Insurance	7.3
Electric Utilities	7.2
Pharmaceuticals	6.2
Food Products	4.9
Software	4.4
Health Care Providers & Services	3.9
Real Estate Investment Trusts (REITs)	3.9
Aerospace & Defense	3.8
Hotels, Restaurants & Leisure	3.4
Textiles, Apparel & Luxury Goods	3.4
Tobacco	2.7
Chemicals	2.6
Independent Power Producers & Energy Traders	2.4
Semiconductors & Semiconductor Equipment	2.4
Specialty Retail	2.0
Technology Hardware, Storage & Peripherals	2.0
Automobiles	1.8
Communications Equipment	1.8
Consumer Finance	1.7
Industrial Conglomerates	1.6
Biotechnology	1.4
Internet & Catalog Retail	1.4
Diversified Telecommunication Services	1.2
Auto Components	1.0
Energy Equipment & Services	0.9
Health Care Equipment & Supplies	0.6
Short-Term Investment	1.2
Other Assets in Excess of Liabilities	0.1
TOTAL	100.0%

*	The Portfolio’s industry breakdown is expressed as a percentage of net assets and may change over time.

SSGA RISK AWARE PORTFOLIO

PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	FLAGSTAR BANCORP, INC.	MCDONALD’S CORP.	PROCTER & GAMBLE CO.	VERIZON COMMUNICATIONS, INC.	AT&T, INC.
MARKET VALUE	$98,690	97,114	95,846	86,496	83,179
% OF NET ASSETS	5.0	5.0	4.9	4.4	4.2

(The five largest holdings are subject to change, and there are no guarantees the Portfolio will continue to remain invested in any particular fund.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2016*

INDUSTRY	PERCENT OF NET ASSETS
Pharmaceuticals	9.1%
Diversified Telecommunication Services	8.7
Hotels, Restaurants & Leisure	7.9
Thrifts & Mortgage Finance	6.1
Household Products	4.9
Beverages	4.6
Diversified Financial Services	4.3
Software	3.9
Food Products	3.7
Oil, Gas & Consumable Fuels	3.7
Biotechnology	3.6
Communications Equipment	3.1
Machinery	3.0
Chemicals	2.5
Household Durables	2.5
Internet & Catalog Retail	2.2
Energy Equipment & Services	2.1
Health Care Equipment & Supplies	2.1
Electronic Equipment, Instruments & Components	2.0
IT Services	1.8
Metals & Mining	1.8
Building Products	1.5
Insurance	1.4
Capital Markets	1.3
Multiline Retail	1.2
Multi-Utilities	1.0
Professional Services	1.0
Air Freight & Logistics	0.9
Commercial Services & Supplies	0.9
Electric Utilities	0.9
Trading Companies & Distributors	0.9
Banks	0.7
Real Estate Investment Trusts (REITs)	0.7
Real Estate Management & Development	0.7
Media	0.5
Textiles, Apparel & Luxury Goods	0.5
Semiconductors & Semiconductor Equipment	0.4
Auto Components	0.3
Construction & Engineering	0.2
Electrical Equipment	0.2
Road & Rail	0.2
Paper & Forest Products	0.1
Technology Hardware, Storage & Peripherals	0.1
Marine	0.0 **
Short-Term Investment	0.7
Other Assets in Excess of Liabilities	0.1
TOTAL	100.0%

*	The Portfolio’s industry breakdown is expressed as a percentage of net assets and may change over time.
**	Amount shown represents less than 0.05% of net assets.

SSGA MULTI-ASSET REAL RETURN PORTFOLIO

SPDR SSGA Multi-Asset Real Return ETF is a feeder fund that invests substantially all of its investable assets in a master fund, the SSGA Multi-Asset Real Return Portfolio. The schedule of investments for the SSGA Multi-Asset Real Return Portfolio follows.

SSGA Multi-Asset Real Return Portfolio

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Shares	Value

MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS — 97.4%
COMMODITIES — 17.7%
PowerShares DB Commodity Index Tracking Fund (a) (b)	828,986	$12,724,935
PowerShares DB Gold Fund (a) (b)	36,964	1,595,736
PowerShares DB Oil Fund (a) (b)	485	4,442

		14,325,113

INFLATION LINKED — 29.1%
SPDR Barclays TIPS ETF (c)	307,088	17,857,167
SPDR Citi International Government Inflation-Protected Bond ETF (c)	103,106	5,661,550

		23,518,717

NATURAL RESOURCES — 26.1%
PowerShares Global Agriculture Portfolio (b)	98,726	2,268,724
SPDR S&P Global Natural Resources ETF (c)	339,282	12,590,755
SPDR S&P International Energy Sector ETF (c)	96,628	1,697,744
SPDR S&P Metals & Mining ETF (c)	19,438	473,704
The Energy Select Sector SPDR Fund (c)	59,348	4,049,909

		21,080,836

REAL ESTATE — 24.5%
SPDR Dow Jones International Real Estate ETF (c)	187,281	7,764,670
SPDR Dow Jones REIT ETF (c)	121,440	12,074,780

		19,839,450

TOTAL MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS (Cost $89,926,416)		78,764,116

SHORT-TERM INVESTMENT — 2.6%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (d) (e) (Cost $2,073,242)	2,073,242	2,073,242

TOTAL INVESTMENTS — 100.0% (Cost $91,999,658)		80,837,358
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.0)% (f)		(12,334)

NET ASSETS — 100.0%		$80,825,024

(a)	Non-income producing security.
(b)	Qualified Publicly Traded Partnerships
(c)	Affiliated fund managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(e)	The rate shown is the annualized seven-day yield at June 30, 2016.
(f)	Amount shown represents less than 0.05% of net assets.

REIT Real Estate Investment Trust

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Mutual Funds and Exchange Traded Products
Commodities	$14,325,113	$—	$—	$14,325,113
Inflation Linked	23,518,717	—	—	23,518,717
Natural Resources	21,080,836	—	—	21,080,836
Real Estate	19,839,450	—	—	19,839,450
Short-Term Investment	2,073,242	—	—	2,073,242

TOTAL INVESTMENTS	$80,837,358	$—	$—	$80,837,358

See accompanying notes to financial statements.

SSGA Multi-Asset Real Return Portfolio

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Affiliate Table

	Number of Shares Held at 6/30/15	Value At 6/30/15	Shares		Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
			Purchased	Sold
SPDR Barclays TIPS ETF	400,523	$22,321,147	220,506	313,941	307,088	$17,857,167	$75,180	$(247,531)
SPDR Citi International Government Inflation-Protected Bond ETF	119,100	6,539,781	79,263	95,257	103,106	5,661,551	4,397	(217,916)
SPDR Dow Jones International Real Estate ETF	286,691	12,000,886	97,652	197,062	187,281	7,764,670	208,087	(136,365)
SPDR Dow Jones REIT ETF	158,157	13,345,286	81,777	118,494	121,440	12,074,780	373,168	1,003,846
SPDR S&P Global Natural Resources ETF	938,966	39,483,520	234,553	834,237	339,282	12,590,755	511,827	(10,975,293)
SPDR S&P International Energy Sector ETF	144,816	2,802,190	40,615	88,803	96,628	1,697,744	77,216	(327,928)
SPDR S&P Metals & Mining ETF	25,451	619,223	17,790	23,803	19,438	473,704	9,578	(123,044)
State Street Institutional Liquid Reserves Fund, Premier Class	6,724,192	6,724,192	19,736,386	24,387,336	2,073,243	2,073,243	14,192	—
The Energy Select Sector SPDR Fund	88,920	6,683,227	36,377	65,949	59,348	4,049,909	120,286	(770,914)

See accompanying notes to financial statements.

SSGA INCOME ALLOCATION PORTFOLIO

SPDR SSGA Income Allocation ETF is a feeder fund that invests substantially all of its investable assets in a master fund, the SSGA Income Allocation Portfolio. The schedule of investments for the SSGA Income Allocation Portfolio follows.

SSGA Income Allocation Portfolio

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Shares	Value

MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS — 94.9%
DOMESTIC EQUITY — 20.7%
SPDR S&P Dividend ETF (a)	137,751	$11,560,064
SPDR Wells Fargo Preferred Stock ETF (a)	108,700	5,002,374
The Consumer Discretionary Select Sector SPDR Fund (a)	13,128	1,024,640
The Consumer Staples Select Sector SPDR Fund (a)	38,571	2,127,191
The Industrial Select Sector SPDR Fund (a)	37,083	2,075,165

		21,789,434

DOMESTIC FIXED INCOME — 43.1%
SPDR Barclays Convertible Securities ETF (a)	118,404	5,190,831
SPDR Barclays High Yield Bond ETF (a)	351,674	12,554,762
SPDR Barclays Intermediate Term Corporate Bond ETF (a)	208,399	7,271,041
SPDR Barclays Long Term Corporate Bond ETF (a)	253,475	10,699,180
SPDR Barclays Long Term Treasury ETF (a)	122,621	9,787,608

		45,503,422

INFLATION LINKED — 4.9%
SPDR Barclays TIPS ETF (a)	88,421	5,141,681

INTERNATIONAL EQUITY — 11.1%
SPDR MSCI Emerging Markets Quality Mix ETF (a)	21,370	1,065,722
SPDR S&P Global Infrastructure ETF (a)	66,584	3,108,141
SPDR S&P International Dividend ETF (a)	61,571	2,167,299
SPDR STOXX Europe 50 ETF (a)	112,268	3,352,323
WisdomTree Europe Hedged Equity Fund	39,699	2,005,990

		11,699,475

REAL ESTATE — 15.1%
SPDR Dow Jones International Real Estate ETF (a)	147,841	6,129,488
SPDR Dow Jones REIT ETF (a)	98,971	9,840,687

		15,970,175

TOTAL MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS (Cost $97,318,450)		100,104,187

SHORT-TERM INVESTMENT — 4.5%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (b) (c) (Cost $4,781,480)	4,781,480	4,781,480

TOTAL INVESTMENTS — 99.4% (Cost $102,099,930)		104,885,667
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.6%		611,203

NET ASSETS — 100.0%		$105,496,870

(a)	Affiliated fund managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(b)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(c)	The rate shown is the annualized seven-day yield at June 30, 2016.

REIT Real Estate Investment Trust

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Mutual Funds and Exchange Traded Products
Domestic Equity	$21,789,434	$—	$—	$21,789,434
Domestic Fixed Income	45,503,422	—	—	45,503,422
Inflation Linked	5,141,681	—	—	5,141,681
International Equity	11,699,475	—	—	11,699,475
Real Estate	15,970,175	—	—	15,970,175
Short-Term Investment	4,781,480	—	—	4,781,480

TOTAL INVESTMENTS	$104,885,667	$—	$—	$104,885,667

See accompanying notes to financial statements.

SSGA Income Allocation Portfolio

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Affiliate Table

	Number of Shares Held at 6/30/15	Value At 6/30/15	Shares		Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
			Purchased	Sold
SPDR Barclays Convertible Securities ETF	126,174	$6,002,097	19,497	27,267	118,404	$5,190,831	$270,497	$98,229
SPDR Barclays High Yield Bond ETF	521,165	20,028,371	58,329	227,820	351,674	12,554,762	976,437	(907,692)
SPDR Barclays Intermediate Term Corporate Bond ETF	72,189	2,449,373	160,299	24,089	208,399	7,271,041	125,976	(3,080)
SPDR Barclays Long Term Corporate Bond ETF	444,142	17,006,197	26,681	217,348	253,475	10,699,180	562,153	(629,981)
SPDR Barclays Long Term Treasury ETF	125,248	8,556,943	74,510	77,137	122,621	9,787,608	237,532	(92,000)
SPDR Barclays TIPS ETF	33,157	1,847,840	72,742	17,478	88,421	5,141,681	20,005	(10,963)
SPDR Dow Jones International Real Estate ETF	116,337	4,869,867	96,658	65,154	147,841	6,129,488	132,820	(26,474)
SPDR Dow Jones REIT ETF	98,588	8,318,855	68,054	67,671	98,971	9,840,687	297,878	377,937
SPDR MSCI Emerging Markets Quality Mix ETF	—	—	21,370	—	21,370	1,065,722	9,588	—
SPDR S&P Dividend ETF	63,111	4,809,689	117,120	42,480	137,751	11,560,064	193,406	304,919
SPDR S&P Global Infrastructure ETF	76,611	3,573,137	53,319	63,346	66,584	3,108,141	61,837	(132,961)
SPDR S&P International Dividend ETF	85,886	3,561,693	17,389	41,704	61,571	2,167,299	103,771	(404,201)
SPDR STOXX Europe 50 ETF	136,012	4,729,137	25,488	49,232	112,268	3,352,323	149,671	(169,142)
SPDR Wells Fargo Preferred Stock ETF	138,428	6,006,391	6,671	36,399	108,700	5,002,374	285,069	(10,379)
State Street Institutional Liquid Reserves Fund, Premier Class	2,787,882	2,787,882	9,790,344	7,796,746	4,781,480	4,781,480	14,282	—
The Consumer Discretionary Select Sector SPDR Fund	32,130	2,457,303	3,658	22,660	13,128	1,024,640	29,192	66,472
The Consumer Staples Select Sector SPDR Fund	—	—	39,146	575	38,571	2,127,191	22,770	1,002
The Industrial Select Sector SPDR Fund	—	—	79,633	42,550	37,083	2,075,165	11,391	35,119

See accompanying notes to financial statements.

SSGA GLOBAL ALLOCATION PORTFOLIO

SPDR SSGA Global Allocation ETF is a feeder fund that invests substantially all of its investable assets in a master fund, the SSGA Global Allocation Portfolio. The schedule of investments for the SSGA Global Allocation Portfolio follows.

SSGA Global Allocation Portfolio

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Shares	Value

MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS — 92.2%
COMMODITIES — 8.1%
PowerShares DB Gold Fund (a)	335,609	$14,488,240

DOMESTIC EQUITY — 19.5%
SPDR S&P 500 ETF Trust (b)	35,139	7,362,675
SPDR S&P 500 Growth ETF (b)	164,140	16,563,367
The Consumer Discretionary Select Sector SPDR Fund (b)	46,932	3,663,043
The Consumer Staples Select Sector SPDR Fund (b)	69,248	3,819,027
The Industrial Select Sector SPDR Fund (b)	65,280	3,653,069

		35,061,181

DOMESTIC FIXED INCOME — 26.3%
SPDR Barclays Aggregate Bond ETF (b)	222,017	13,190,030
SPDR Barclays High Yield Bond ETF (b)	418,891	14,954,409
SPDR Barclays Intermediate Term Corporate Bond ETF (b)	216,183	7,542,625
SPDR Barclays Intermediate Term Treasury ETF (b)	30,530	1,882,174
SPDR Barclays Long Term Treasury ETF (b)	121,549	9,702,041

		47,271,279

INFLATION LINKED — 5.2%
SPDR Barclays TIPS ETF (b)	161,908	9,414,950

INTERNATIONAL EQUITY — 18.4%
SPDR S&P International Small Cap ETF (b)	181,960	5,288,486
SPDR S&P World ex-US ETF (b)	950,409	23,693,696
WisdomTree Europe Hedged Equity Fund	81,758	4,131,232

		33,113,414

REAL ESTATE — 14.7%
SPDR Dow Jones International Real Estate ETF (b)	259,646	10,764,923
SPDR Dow Jones REIT ETF (b)	157,151	15,625,524

		26,390,447

TOTAL MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS (Cost $162,736,708)		165,739,511

SHORT-TERM INVESTMENT — 11.2%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (c) (d) (Cost $20,031,452)	20,031,452	20,031,452

TOTAL INVESTMENTS — 103.4% (Cost $182,768,160)		185,770,963
LIABILITIES IN EXCESS OF OTHER ASSETS — (3.4)%		(6,057,750)

NET ASSETS — 100.0%		$179,713,213

(a)	Qualified Publicly Traded Partnerships
(b)	Affiliated fund managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at June 30, 2016.

REIT Real Estate Investment Trust

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Mutual Funds and Exchange Traded Products
Commodities	$14,488,240	$—	$—	$14,488,240
Domestic Equity	35,061,181	—	—	35,061,181
Domestic Fixed Income	47,271,279	—	—	47,271,279
Inflation Linked	9,414,950	—	—	9,414,950
International Equity	33,113,414	—	—	33,113,414
Real Estate	26,390,447	—	—	26,390,447
Short-Term Investment	20,031,452	—	—	20,031,452

TOTAL INVESTMENTS	$185,770,963	$—	$—	$185,770,963

See accompanying notes to financial statements.

SSGA Global Allocation Portfolio

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Affiliate Table

	Number of Shares Held at 6/30/15	Value At 6/30/15	Shares		Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
			Purchased	Sold
SPDR Barclays Aggregate Bond ETF	50,686	$2,909,377	233,576	62,245	222,017	$13,190,030	$193,454	$18,118
SPDR Barclays High Yield Bond ETF	599,493	23,038,516	399,442	580,044	418,891	14,954,409	1,116,742	(1,777,427)
SPDR Barclays Intermediate Term Corporate Bond ETF	41,866	1,420,513	203,393	29,076	216,183	7,542,625	81,973	3,216
SPDR Barclays Intermediate Term Treasury ETF	—	—	42,068	11,538	30,530	1,882,174	16,406	6,455
SPDR Barclays Long Term Corporate Bond ETF	302,860	11,596,509	108,114	410,974	—	—	264,036	(852,322)
SPDR Barclays Long Term Treasury ETF	65,248	4,457,743	260,261	203,960	121,549	9,702,041	250,791	87,766
SPDR Barclays TIPS ETF	52,369	2,918,525	168,253	58,714	161,908	9,414,950	35,773	9,682
SPDR Dow Jones International Real Estate ETF	68,930	2,885,410	345,656	154,940	259,646	10,764,923	169,909	(3,632)
SPDR Dow Jones REIT ETF	117,788	9,938,950	190,823	151,460	157,151	15,625,524	415,852	434,763
SPDR S&P 500 ETF Trust	63,090	12,987,076	60,540	88,491	35,139	7,362,675	196,547	(19,630)
SPDR S&P 500 Growth ETF	—	—	179,160	15,020	164,140	16,563,367	87,735	96,183
SPDR S&P Emerging Markets ETF	22,137	1,426,508	6,143	28,280	—	—	—	(350,845)
SPDR S&P International Small Cap ETF	143,131	4,368,358	121,507	82,678	181,960	5,288,486	161,729	(150,530)
SPDR S&P World ex-US ETF	785,051	22,075,634	683,195	517,837	950,409	23,693,696	758,154	(959,181)
State Street Institutional Liquid Reserves Fund, Premier Class	15,054,957	15,054,957	32,741,824	27,765,329	20,031,452	20,031,452	75,844	—
The Consumer Discretionary Select Sector SPDR Fund	38,328	2,931,325	31,704	23,100	46,932	3,663,043	56,381	(8,198)
The Consumer Staples Select Sector SPDR Fund	—	—	77,280	8,032	69,248	3,819,027	39,059	16,404
The Financial Select Sector SPDR Fund	—	—	146,236	146,236	—	—	15,785	(243,353)
The Health Care Select Sector SPDR Fund	39,379	2,929,404	27,402	66,781	—	—	29,857	91,874
The Industrial Select Sector SPDR Fund	—	—	139,714	74,434	65,280	3,653,069	21,232	32,395
The Technology Select Sector SPDR Fund	68,939	2,854,075	193,470	262,409	—	—	36,666	(72,420)

See accompanying notes to financial statements.

BLACKSTONE / GSO SENIOR LOAN PORTFOLIO

SPDR Blackstone / GSO Senior Loan ETF is a feeder fund that invests substantially all of its investable assets in a master fund, the Blackstone / GSO Senior Loan Portfolio. The schedule of investments for the Blackstone / GSO Senior Loan Portfolio follows.

Blackstone / GSO Senior Loan Portfolio

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Principal Amount	Value

SENIOR FLOATING RATE LOANS (a) — 86.6%
AEROSPACE & DEFENSE — 2.0%
Atlantic Aviation FBO, Inc. Senior Secured Term Loan B, 3.25%, 6/1/2020	$3,333,002	$3,333,002
TransDigm, Inc.:
Senior Secured Term Loan C, 3.75%, 2/28/2020	2,979,421	2,958,938
Senior Secured Term Loan D, 3.75%, 6/4/2021	4,937,028	4,888,990
Senior Secured Term Loan E, 3.75%, 5/14/2022	1,884,401	1,859,226
WP CPP Holdings LLC Senior Secured Term Loan B3, 4.50%, 12/28/2019	2,799,407	2,713,087

		15,753,243

AIRLINES — 1.1%
American Airlines, Inc.:
Senior Secured Term Loan, 3.25%, 6/27/2020	1,975,000	1,953,403
Senior Secured Term Loan B, 3.50%, 10/10/2021	3,712,500	3,688,369
US Airways Group, Inc. Senior Secured Term Loan B1, 3.50%, 5/23/2019	3,188,780	3,182,402

		8,824,174

AUTOMOBILES — 1.4%
Chrysler Group LLC:
Senior Secured Term Loan B, 3.25%, 12/31/2018	5,904,966	5,899,415
Senior Secured Term Loan B, 3.50%, 5/24/2017	2,037,421	2,038,908
Doosan Infracore International, Inc. Senior Secured Term Loan B, 1.00%, 5/28/2021	1,541,143	1,544,996
TI Group Automotive Systems LLC Senior Secured Term Loan, 4.50%, 6/30/2022	1,678,334	1,648,963

		11,132,282

BIOTECHNOLOGY — 0.5%
Grifols Worldwide Operations USA, Inc. Senior Secured Term Loan B, 3.46%, 2/27/2021	3,969,543	3,970,555

BUILDING PRODUCTS — 0.4%
Stardust Finance Holdings, Inc. Senior Secured Senior Lien Term Loan, 6.50%, 3/13/2022	3,246,753	3,176,396

CAPITAL MARKETS — 0.8%
Blue Coat Systems, Inc. Senior Secured Term Loan, 4.50%, 5/20/2022	4,817,040	4,817,040
Hamilton Lane Advisors LLC Senior Secured Term Loan B, 4.25%, 7/9/2022	1,346,878	1,346,878

		6,163,918

CHEMICALS — 1.6%
Avantor Performance Materials Holdings, Inc. Senior Secured 1st Lien Term Loan, 6.00%, 6/21/2022	4,009,434	3,986,881
Axalta Coating Systems US Holdings, Inc. Senior Secured Term Loan, 3.75%, 2/1/2020	4,831,719	4,833,603
Ineos US Finance LLC Senior Secured Term Loan, 3.75%, 5/4/2018	3,998,764	3,988,767

		12,809,251

COMMERCIAL SERVICES & SUPPLIES — 4.1%
ADS Waste Holdings, Inc. Senior Secured Term Loan B2, 3.75%, 10/9/2019	5,259,660	5,185,709
Allied Security Holdings LLC Senior Secured 1st Lien Term Loan, 4.25%, 2/12/2021	312,926	312,144
Asurion LLC:
Senior Secured 2nd Lien Term Loan, 8.50%, 3/3/2021	2,000,000	1,934,000
Senior Secured Term Loan B1, 5.00%, 5/24/2019	1,886,130	1,879,849
Senior Secured Term Loan B4, 5.00%, 8/4/2022	8,447,966	8,348,702
KAR Auction Services, Inc. Senior Secured Term Loan B3, 4.25%, 3/9/2023	1,930,868	1,939,711
Lineage Logistics Holdings LLC Senior Secured Term Loan, 4.50%, 4/7/2021	4,431,687	4,221,182
Multi Packaging Solutions, Inc. Senior Secured Term Loan B, 4.25%, 9/30/2020	1,550,964	1,539,331
Prime Security Services Borrower LLC Senior Secured Incremental Term Loan B1, 4.75%, 5/2/2022	7,475,410	7,501,873

		32,862,501

COMMUNICATIONS EQUIPMENT — 0.2%
CommScope, Inc. Senior Secured Term Loan B5, 3.75%, 12/29/2022	1,395,006	1,397,844

COMPUTERS & PERIPHERALS — 0.1%
Western Digital Corp. Senior Secured Term Loan B, 5.50%, 4/29/2023	1,000,000	1,005,470

CONTAINERS & PACKAGING — 1.7%
Ardagh Holdings USA, Inc. Senior Secured Incremental Term Loan, 4.00%, 12/17/2019	1,989,687	1,989,687
Berry Plastics Holding Corp.:
Senior Secured Term Loan D, 3.50%, 2/8/2020	2,904,925	2,889,412
Senior Secured Term Loan G, 3.50%, 1/6/2021	1,105,503	1,097,643

See accompanying notes to financial statements.

Blackstone / GSO Senior Loan Portfolio

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Hilex Poly Co. LLC Senior Secured Term Loan B, 6.00%, 12/5/2021	$2,789,224	$2,800,381
Reynolds Group Holdings, Inc. Senior Secured Dollar Term Loan, 4.50%, 12/1/2018	2,400,190	2,403,670
Tekni-Plex, Inc. Senior Secured Term Loan B, 4.50%, 6/1/2022	2,213,665	2,180,460

		13,361,253

DISTRIBUTORS — 1.0%
ABC Supply Co., Inc. Senior Secured Term Loan, 3.50%, 4/16/2020	2,000,000	1,998,750
American Tire Distributors Holdings, Inc. Senior Secured Term Loan, 5.25%, 9/1/2021	6,329,131	6,131,378

		8,130,128

DIVERSIFIED CONSUMER SERVICES — 1.8%
Nord Anglia Education Finance LLC Senior Secured Term Loan, 5.00%, 3/31/2021	2,795,009	2,786,289
ServiceMaster Co. Senior Secured Term Loan B, 4.25%, 7/1/2021	11,532,172	11,558,581

		14,344,870

DIVERSIFIED FINANCIAL SERVICES — 1.4%
AlixPartners LLP Senior Secured Term Loan B, 4.50%, 7/28/2022	1,768,812	1,769,254
CeraTec Services GmbH:
Senior Secured Term Loan B1, 4.25%, 8/30/2020	1,356,254	1,358,513
Senior Secured Term Loan B3, 4.25%, 8/30/2020	413,900	414,589
Tech Finance & Co. S.C.A Senior Secured Term Loan B, 5.00%, 7/11/2020	7,991,531	7,929,117

		11,471,473

DIVERSIFIED TELECOMMUNICATION SERVICES — 3.5%
Fairpoint Communications, Inc. Senior Secured Refi Term Loan, 7.50%, 2/14/2019	290,250	290,280
Level 3 Financing, Inc. Senior Secured Term Loan B2, 3.50%, 5/31/2022	11,500,000	11,475,563
Telesat LLC Senior Secured Term Loan B2, 3.50%, 3/28/2019	3,969,231	3,956,827
Virgin Media Investment Holdings, Ltd. Senior Secured Term Loan F, 3.65%, 6/30/2023	1,550,101	1,514,611
Windstream Corp. Senior Secured Term Loan B6, 5.75%, 3/29/2021	11,221,875	11,197,355

		28,434,636

ELECTRIC UTILITIES — 0.4%
Astoria Energy LLC Senior Secured Term Loan B, 5.00%, 12/24/2021	684,646	651,557
PowerTeam Services LLC Senior Secured 1st Lien Term Loan, 4.25%, 5/6/2020	2,867,009	2,856,258

		3,507,815

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.1%
CDW LLC Senior Secured Term Loan, 3.25%, 4/29/2020	6,014,050	6,017,388
TTM Technologies, Inc. Senior Secured 1st Lien Term Loan, 6.00%, 5/31/2021	7,724,500	7,666,566
Zebra Technologies Corp. Senior Secured Term Loan B, 4.00%, 10/27/2021	3,054,117	3,057,935

		16,741,889

FOOD & STAPLES RETAILING — 2.6%
Albertsons LLC:
Senior Secured 2016 Term Loan B6, 4.75%, 6/22/2023	3,642,616	3,642,160
Senior Secured Term Loan B4, 4.50%, 8/25/2021	6,940,156	6,943,280
Supervalu, Inc. Senior Secured Refi Term Loan B, 5.50%, 3/21/2019	2,195,807	2,196,147
US Foods, Inc. Senior Secured Term Loan B, 1.00%, 6/27/2023	7,867,403	7,848,561

		20,630,148

FOOD PRODUCTS — 1.3%
AdvancePierre Foods, Inc. Senior Secured Term Loan, 4.75%, 6/2/2023	3,708,609	3,703,973
Candy Intermediate Holdings, Inc. Senior Secured Term Loan, 5.50%, 6/15/2023	1,578,947	1,579,934
Dole Food Co., Inc. Senior Secured Term Loan B, 4.50%, 11/1/2018	4,657,172	4,647,718
Hostess Brands LLC Senior Secured 1st Lien Term Loan, 4.50%, 8/3/2022	723,627	724,170

		10,655,795

HEALTH CARE EQUIPMENT & SUPPLIES — 0.4%
Convatec, Inc. Senior Secured Term Loan, 4.25%, 6/15/2020	2,960,307	2,956,606

HEALTH CARE PROVIDERS & SERVICES — 3.6%
Acadia Healthcare Co., Inc. Senior Secured Term Loan B2, 4.50%, 2/16/2023	1,155,437	1,146,529
Air Medical Group Holdings, Inc. Senior Secured Term Loan B, 4.25%, 4/28/2022	3,478,672	3,403,654

See accompanying notes to financial statements.

Blackstone / GSO Senior Loan Portfolio

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

CeramTec Acquisition Corp. Senior Secured Term Loan B2, 4.25%, 8/30/2020	$147,177	$147,422
CHG Healthcare Services, Inc. Senior Secured Term Loan B, 4.75%, 6/7/2023	3,167,864	3,172,822
Community Health Systems, Inc. Senior Secured Term Loan G, 3.75%, 12/31/2019	5,181,865	5,048,121
Envision Healthcare Corp. Senior Secured Term Loan B2, 4.50%, 10/28/2022	3,586,914	3,590,052
FHC Health Systems, Inc. Senior Secured Term Loan, 5.00%, 12/23/2021	534,257	514,666
MedImpact OpCo Holdings, Inc. Senior Secured Term Loan, 5.75%, 10/27/2022	974,684	977,120
MPH Acquisition Holdings LLC Senior Secured Term Loan B, 5.00%, 6/7/2023	4,662,005	4,680,653
National Mentor Holdings, Inc. Senior Secured Term Loan B, 4.25%, 1/31/2021	2,698,889	2,678,647
NVA Holdings, Inc. Senior Secured 1st Lien Term Loan, 4.75%, 8/14/2021	1,509,680	1,505,906
U.S. Renal Care, Inc. Senior Secured Term Loan B, 5.25%, 12/31/2022	1,904,306	1,904,316

		28,769,908

HEALTH CARE TECHNOLOGY — 1.4%
CT Technologies Intermediate Holdings, Inc. Senior Secured 1st Lien Term Loan, 5.25%, 12/1/2021	4,693,954	4,623,545
IMS Health, Inc. Senior Secured Term Loan, 3.50%, 3/17/2021	6,385,019	6,349,103

		10,972,648

HOTELS, RESTAURANTS & LEISURE — 7.7%
Aristocrat Leisure, Ltd. Senior Secured Term Loan B, 1.00%, 10/20/2021	2,000,000	2,007,330
Burger King 1011778 B.C. Unlimited Liability Co. Senior Secured Term Loan B2, 3.75%, 12/10/2021	5,959,588	5,959,588
CEC Entertainment, Inc. Senior Secured Term Loan B, 4.00%, 2/14/2021	8,792,467	8,557,972
Delta 2 (LUX) S.A.R.L.:
Senior Secured 2nd Lien Term Loan, 7.75%, 7/31/2022	1,320,000	1,258,950
Senior Secured Term Loan B3, 4.75%, 7/30/2021	7,018,093	6,769,161

La Quinta Intermediate Holdings LLC Senior Secured Term Loan B, 3.75%, 4/14/2021	7,466,143	7,316,820
Las Vegas Sands LLC Senior Secured Term Loan B, 3.25%, 12/19/2020	4,107,856	4,110,711
Scientific Games International, Inc. Senior Secured Term Loan B2, 6.00%, 10/1/2021	13,809,127	13,638,239
Travelport Finance (Luxembourg) S.A.R.L. Senior Secured Term Loan B, 5.75%, 9/2/2021	9,937,114	9,896,769
Yum! Brands Inc. Senior Secured 1st Lien Term Loan B, 3.19%, 6/16/2023	2,465,331	2,471,495

		61,987,035

HOUSEHOLD DURABLES — 1.1%
Serta Simmons Holdings LLC Senior Secured Term Loan, 4.25%, 10/1/2019	5,109,704	5,111,824
Spin Holdco, Inc. Senior Secured Term Loan B, 4.25%, 11/14/2019	3,832,340	3,766,864

		8,878,688

HOUSEHOLD PRODUCTS — 0.3%
Energizer Holdings, Inc. Senior Secured Term Loan B, 3.25%, 6/30/2022	1,582,680	1,579,713
Samsonite International SA Senior Secured Term Loan B, 4.00%, 5/12/2023	883,978	889,392

		2,469,105

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.2%
Calpine Construction Finance Company L.P. Senior Secured Original Term Loan B2, 3.25%, 1/31/2022	1,959,715	1,919,296
INSURANCE — 3.2%
Alliant Holdings I, Inc. Senior Secured Term Loan B, 4.50%, 8/12/2022	2,344,737	2,315,428
Hub International, Ltd. Senior Secured Term Loan B, 4.00%, 10/2/2020	8,963,265	8,826,933
National Financial Partners Corp. Senior Secured Term Loan B, 4.50%, 7/1/2020	7,545,151	7,488,562
Sedgwick Claims Management Services, Inc.:
Senior Secured 1st Lien Term Loan, 3.75%, 3/1/2021	3,972,056	3,892,614
Senior Secured 1st Lien Term Loan, 5.25%, 3/1/2021	1,000,000	1,002,500

See accompanying notes to financial statements.

Blackstone / GSO Senior Loan Portfolio

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Senior Secured 2nd Lien Term Loan, 6.75%, 2/28/2022	$2,000,000	$1,925,000

		25,451,037

INTERNET SOFTWARE & SERVICES — 2.0%
Abacus Innovations Corp. Senior Secured Term Loan B, 1.00%, 1/26/2023	2,487,047	2,488,079
Go Daddy Operating Company LLC Senior Secured Term Loan B, 4.25%, 5/13/2021	1,345,817	1,347,742
Inmar, Inc. Senior Secured 1st Lien Term Loan, 4.25%, 1/27/2021	3,118,182	3,085,051
Sabre, Inc. Senior Secured Term Loan B, 4.00%, 2/19/2019	5,332,974	5,339,640
TCH-2 Holding LLC Senior Secured 1st Lien Term Loan, 5.50%, 5/6/2021	3,980,217	3,955,341

		16,215,853

IT SERVICES — 2.5%
First Data Corp.:
Senior Secured Extended Term Loan, 4.45%, 3/24/2021	8,870,404	8,855,635
Senior Secured Term Loan, 4.20%, 7/8/2022	8,666,284	8,606,703
Global Payments, Inc. Senior Secured Term Loan B, 3.96%, 4/22/2023	1,540,656	1,552,981
TNS, Inc. Senior Secured 1st Lien Term Loan, 5.00%, 2/14/2020	1,311,090	1,312,729

		20,328,048

LIFE SCIENCES TOOLS & SERVICES — 0.9%
Jaguar Holding Company II Senior Secured Term Loan B, 4.25%, 8/18/2022	7,052,632	6,995,329

MACHINERY — 0.5%
Allison Transmission, Inc. Senior Secured Term Loan B3, 3.50%, 8/23/2019	3,876,844	3,880,314

MEDIA — 5.0%
Acosta Holdco, Inc. Senior Secured Term Loan, 4.25%, 9/26/2021	5,312,008	5,119,447
Charter Communications Operating LLC Senior Secured Term Loan I, 3.50%, 1/24/2023	1,672,183	1,676,104
Gray Television, Inc. Senior Secured Term Loan B, 1.00%, 6/13/2021	1,000,000	1,001,665
McGraw-Hill Global Education Holdings LLC Senior Secured Term Loan B, 5.00%, 5/4/2022	1,142,857	1,143,143

Neptune Finco Corp. Senior Secured Term Loan B, 5.00%, 10/9/2022	9,849,315	9,883,788
Numericable Group SA Senior Secured Term Loan B5, 4.56%, 7/31/2022	1,772,909	1,752,077
Numericable U.S. LLC Senior Secured Term Loan B7, 5.00%, 1/15/2024	3,149,171	3,132,119
Penton Media, Inc. Senior Secured Term Loan, 4.75%, 10/3/2019	1,326,908	1,325,256
Sinclair Television Group, Inc. Senior Secured Term Loan B1, 3.50%, 7/30/2021	746,231	746,231
Telenet International Finance S.A.R.L. Senior Secured Term Loan AD, 4.25%, 6/30/2024	1,351,351	1,343,750
Univision Communications, Inc.:
Senior Secured Term Loan C3, 4.00%, 3/1/2020	1,959,820	1,950,433
Senior Secured Term Loan C4, 4.00%, 3/1/2020	2,910,830	2,898,867
UPC Financing Partnership Senior Secured Term Loan AH, 3.34%, 6/30/2021	4,000,000	3,911,660
WMG Acquisition Corp. Senior Secured Term Loan, 3.75%, 7/1/2020	1,989,770	1,971,653
Ziggo B.V.:
Senior Secured Term Loan B1, 3.65%, 1/15/2022	739,574	723,396
Senior Secured Term Loan B2A, 3.60%, 1/15/2022	38,298	37,460
Senior Secured Term Loan B2A, 3.65%, 1/15/2022	438,298	428,710
Senior Secured Term Loan B3, 3.60%, 1/15/2022	783,830	766,683

		39,812,442

MULTILINE RETAIL — 0.6%
Burlington Coat Factory Warehouse Corp. Senior Secured Term Loan B3, 4.25%, 8/13/2021	1,000,000	1,000,205
Dollar Tree, Inc. Senior Secured Term Loan B1, 3.50%, 7/6/2022	1,562,008	1,564,609
Neiman Marcus Group, Inc. Senior Secured Term Loan, 4.25%, 10/25/2020	2,414,014	2,174,532

		4,739,346

PERSONAL PRODUCTS — 0.7%
Revlon Consumer Products Corp. Senior Secured Acquisition Term Loan, 4.00%, 10/8/2019	5,653,335	5,667,496

See accompanying notes to financial statements.

Blackstone / GSO Senior Loan Portfolio

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

PHARMACEUTICALS — 3.9%
Amneal Pharmaceuticals LLC Senior Secured Term Loan, 4.50%, 11/1/2019	$2,234,343	$2,224,099
Capsugel Holdings US, Inc. Senior Secured Term Loan B, 4.00%, 7/31/2021	2,992,500	2,986,276
Concordia Healthcare Corp. Senior Secured Term Loan, 5.25%, 10/21/2021	6,302,199	6,064,291
Horizon Pharma, Inc. Senior Secured Term Loan B, 4.50%, 5/7/2021	664,987	651,688
Valeant Pharmaceuticals International Senior Secured Term Loan B F1, 5.00%, 4/1/2022	11,361,638	11,082,312
Valeant Pharmaceuticals International, Inc. Senior Secured Series E Term Loan B, 4.75%, 8/5/2020	8,253,262	8,028,237

		31,036,903

PROFESSIONAL SERVICES — 1.8%
Advantage Sales & Marketing, Inc. Senior Secured 1st Lien Term Loan, 4.25%, 7/23/2021	6,351,421	6,209,848
Information Resources, Inc. Senior Secured Term Loan B, 4.75%, 9/30/2020	1,994,885	1,996,760
TransUnion LLC Senior Secured Term Loan B2, 3.50%, 4/9/2021	6,460,097	6,392,492

		14,599,100

REAL ESTATE INVESTMENT TRUSTS (REITS) — 0.2%
Communications Sales & Leasing, Inc. Senior Secured Term Loan B, 5.00%, 10/24/2022	1,994,962	1,976,259

REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.6%
Americold Realty Operating Partnership, L.P. Senior Secured Term Loan B, 1.00%, 12/1/2022	1,188,119	1,195,544
Realogy Corp. Senior Secured Term Loan B, 3.75%, 3/5/2020	3,920,108	3,920,598

		5,116,142

ROAD & RAIL — 1.1%
Hertz Corp. Senior Secured Term Loan B, 1.00%, 6/30/2023	8,602,151	8,607,527

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 4.4%
Avago Technologies Cayman, Ltd. Senior Secured Term Loan B1, 4.25%, 2/1/2023	16,151,690	16,190,858
Microsemi Corp. Senior Secured Term Loan B, 3.75%, 1/15/2023	3,634,634	3,633,126

NXP B.V. Senior Secured Term Loan B, 3.75%, 12/7/2020	3,567,454	3,579,440
ON Semiconductor Corp. Senior Secured Term Loan B, 5.25%, 3/31/2023	11,925,043	11,993,373

		35,396,797

SOFTWARE — 9.6%
Applied Systems, Inc. Senior Secured 1st Lien Term Loan, 4.00%, 1/25/2021	1,562,424	1,552,010
Aspect Software, Inc. Senior Secured Exit Term Loan, 10.50%, 5/25/2020	7,312,770	7,038,541
BMC Software Finance, Inc. Senior Secured Term Loan, 5.00%, 9/10/2020	12,439,747	11,071,375
CCC Information Services, Inc. Senior Secured Term Loan, 4.00%, 12/20/2019	4,894,377	4,872,964
Cengage Learning Acquisitions, Inc. Senior Secured Term Loan B, 5.25%, 6/7/2023	4,610,778	4,564,671
Compuware Corp. Senior Secured Term Loan B2, 6.25%, 12/15/2021	6,433,508	5,979,141
Epicor Software Corp. Senior Secured 1st Lien Term Loan, 4.75%, 6/1/2022	5,668,235	5,579,669
Hyland Software, Inc. Senior Secured Term Loan, 4.75%, 7/1/2022	1,990,354	1,982,890
Infor (US), Inc. Senior Secured Term Loan B5, 1.00%, 6/3/2020	2,992,186	2,925,804
Informatica Corp. Senior Secured Term Loan, 4.50%, 8/5/2022	5,969,320	5,824,355
Kronos, Inc.:
Senior Secured 2nd Lien Term Loan, 9.75%, 4/30/2020	6,094,695	6,150,583
Senior Secured Initial Incremental Term Loan, 4.50%, 10/30/2019	4,948,085	4,943,137
MA FinanceCo. LLC Senior Secured Term Loan B, 5.25%, 11/19/2021	4,344,525	4,347,240
Mitchell International, Inc. Senior Secured 1st Lien Term Loan, 4.50%, 10/13/2020	2,757,660	2,722,500
Solera Holdings, Inc. Senior Secured Term Loan B, 5.75%, 3/3/2023	481,919	482,370
Sophia L.P. Senior Secured Term Loan B, 4.75%, 9/30/2022	3,493,156	3,458,225
Vertafore, Inc. Senior Secured 1st Lien Term Loan, 1.00%, 6/9/2023	3,738,318	3,730,150

		77,225,625

See accompanying notes to financial statements.

Blackstone / GSO Senior Loan Portfolio

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

SPECIALTY RETAIL — 3.1%
Men’s Wearhouse, Inc. Senior Secured Term Loan B, 4.50%, 6/18/2021	$1,891,779	$1,825,567
Michaels Stores, Inc. Senior Secured Term Loan B, 3.75%, 1/28/2020	4,927,173	4,919,462
Petco Animal Supplies, Inc. Senior Secured Term Loan B2, 4.89%, 1/26/2023	6,484,736	6,461,002
PetSmart, Inc. Senior Secured Term Loan B1, 4.25%, 3/11/2022	11,592,049	11,558,779

		24,764,810

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 1.6%
Dell, Inc. Senior Secured Term Loan B, 1.00%, 5/24/2023	10,948,546	10,924,569
Diebold, Inc. Senior Secured Term Loan, 5.25%, 11/6/2023	1,676,296	1,673,496

		12,598,065

TRADING COMPANIES & DISTRIBUTORS — 0.6%
Beacon Roofing Supply, Inc. Senior Secured Term Loan B, 4.00%, 10/1/2022	1,760,099	1,762,668
McJunkin Red Man Corp. Senior Secured Term Loan, 5.00%, 11/8/2019	1,984,904	1,920,395
Univar, Inc. Senior Secured Term Loan, 4.25%, 7/1/2022	1,437,746	1,419,774

		5,102,837

WIRELESS TELECOMMUNICATION SERVICES — 1.6%
LTS Buyer LLC Senior Secured 1st Lien Term Loan, 4.00%, 4/13/2020	4,966,726	4,931,040
SBA Senior Finance II LLC Senior Secured Term Loan B1, 3.25%, 3/24/2021	5,964,506	5,915,209
T-Mobile USA, Inc. Senior Secured Term Loan B, 3.50%, 11/9/2022	2,216,517	2,226,568

		13,072,817

TOTAL SENIOR FLOATING RATE LOANS (Cost $695,908,938)		694,913,674

CORPORATE BONDS & NOTES — 6.5%
DIVERSIFIED FINANCIAL SERVICES — 0.1%
Fly Leasing, Ltd. 6.38%, 10/15/2021	500,000	485,000

ENTERTAINMENT — 0.8%
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp. 5.25%, 3/15/2021	2,000,000	2,075,000

Scientific Games Corp. 8.13%, 9/15/2018	1,037,000	1,015,938
Scientific Games International, Inc. 7.00%, 1/1/2022 (b)	3,400,000	3,425,500

		6,516,438

FOOD SERVICE — 0.0% (c)
Aramark Services, Inc. 5.75%, 3/15/2020	229,000	235,023

HEALTH CARE PRODUCTS — 0.1%
Kinetic Concepts, Inc./KCI USA, Inc. 7.88%, 2/15/2021 (b)	830,000	880,298

HEALTH CARE SERVICES — 1.5%
CHS/Community Health Systems, Inc. 5.13%, 8/1/2021	2,000,000	1,985,000
HCA, Inc. 5.25%, 4/15/2025	1,000,000	1,045,000
Tenet Healthcare Corp.:
4.15%, 6/15/2020	3,000,000	2,962,500
6.75%, 2/1/2020	2,000,000	1,970,000
6.75%, 6/15/2023	2,000,000	1,912,600
8.13%, 4/1/2022	2,000,000	2,044,600

		11,919,700

INTERNET — 0.1%
Blue Coat Holdings, Inc. 8.38%, 6/1/2023 (b)	1,000,000	1,130,000

LEISURE TIME — 0.4%
Sabre GLBL, Inc. 5.38%, 4/15/2023 (b)	2,950,000	3,016,375

MEDIA — 0.8%
Altice Financing SA 7.50%, 5/15/2026 (b)	490,000	478,975
Altice US Finance I Corp. 5.50%, 5/15/2026 (b)	610,000	607,438
CCO Holdings LLC/CCO Holdings Capital Corp. 5.75%, 2/15/2026 (b)	2,000,000	2,055,000
Cequel Communications Holdings I LLC/Cequel Capital Corp. 6.38%, 9/15/2020 (b)	1,000,000	1,014,900
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance 7.88%, 5/15/2024 (b)	360,000	372,600
Numericable-SFR SA 6.00%, 5/15/2022 (b)	2,000,000	1,941,200

		6,470,113

MINING — 0.0% (c)
Kaiser Aluminum Corp. 5.88%, 5/15/2024 (b)	220,000	226,050

PACKAGING & CONTAINERS — 0.7%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 7.25%, 5/15/2024 (b)	1,320,000	1,344,816
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu:
4.13%, 7/15/2021 (b)	2,000,000	2,005,000
5.13%, 7/15/2023 (b)	450,000	455,625

See accompanying notes to financial statements.

Blackstone / GSO Senior Loan Portfolio

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

5.75%, 10/15/2020	$1,000,000	$1,032,500
7.00%, 7/15/2024 (b)	550,000	565,125

		5,403,066

RETAIL — 0.3%
CEC Entertainment, Inc. 8.00%, 2/15/2022	440,000	425,700
Serta Simmons Bedding LLC 8.13%, 10/1/2020 (b)	2,000,000	2,060,000

		2,485,700

SOFTWARE — 0.6%
First Data Corp. 5.00%, 1/15/2024 (b)	2,000,000	2,000,000
Infor US, Inc. 6.50%, 5/15/2022	3,000,000	2,851,800

		4,851,800

TELECOMMUNICATIONS — 1.1%
Altice Luxembourg SA 7.75%, 5/15/2022 (b)	2,000,000	2,021,250
T-Mobile USA, Inc.:
6.50%, 1/15/2026	2,000,000	2,110,000
6.63%, 4/1/2023	2,000,000	2,118,800
6.73%, 4/28/2022	2,000,000	2,103,200

		8,353,250

TOTAL CORPORATE BONDS & NOTES (Cost $52,187,645)		51,972,813

SHORT-TERM INVESTMENT — 8.6%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (d) (e) (Cost $68,870,496)	68,870,496	68,870,496

TOTAL INVESTMENTS — 101.7%
(Cost $816,967,079)		815,756,983

LIABILITIES IN EXCESS OF OTHER ASSETS — (1.7)%		(13,267,735)

NET ASSETS — 100.0%		$802,489,248

(a)	The rate shown represents the rate at June 30, 2016.
(b)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 3.2% of net assets as of June 30, 2016, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	Amount is less than 0.05% of net assets.
(d)	The rate shown is the annualized seven-day yield at June 30, 2016.
(e)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Senior Floating Rate Loans
Aerospace & Defense	$—	$15,753,243	$—	$15,753,243
Airlines	—	8,824,174	—	8,824,174
Automobiles	—	11,132,282	—	11,132,282
Biotechnology	—	3,970,555	—	3,970,555
Building Products	—	3,176,396	—	3,176,396
Capital Markets	—	6,163,918	—	6,163,918
Chemicals	—	12,809,251	—	12,809,251
Commercial Services & Supplies	—	32,862,501	—	32,862,501
Communications Equipment	—	1,397,844	—	1,397,844
Computers & Peripherals	—	1,005,470	—	1,005,470
Containers & Packaging	—	13,361,253	—	13,361,253
Distributors	—	8,130,128	—	8,130,128

See accompanying notes to financial statements.

Blackstone / GSO Senior Loan Portfolio

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Diversified Consumer Services	$—	$14,344,870	$—	$14,344,870
Diversified Financial Services	—	11,471,473	—	11,471,473
Diversified Telecommunication Services	—	28,434,636	—	28,434,636
Electric Utilities	—	3,507,815	—	3,507,815
Electronic Equipment, Instruments & Components	—	16,741,889	—	16,741,889
Food & Staples Retailing	—	20,630,148	—	20,630,148
Food Products	—	10,655,795	—	10,655,795
Health Care Equipment & Supplies	—	2,956,606	—	2,956,606
Health Care Providers & Services	—	28,769,908	—	28,769,908
Health Care Technology	—	10,972,648	—	10,972,648
Hotels, Restaurants & Leisure	—	61,987,035	—	61,987,035
Household Durables	—	8,878,688	—	8,878,688
Household Products	—	2,469,105	—	2,469,105
Independent Power Producers & Energy Traders	—	1,919,296	—	1,919,296
Insurance	—	25,451,037	—	25,451,037
Internet Software & Services	—	16,215,853	—	16,215,853
IT Services	—	20,328,048	—	20,328,048
Life Sciences Tools & Services	—	6,995,329	—	6,995,329
Machinery	—	3,880,314	—	3,880,314
Media	—	39,812,442	—	39,812,442
Multiline Retail	—	4,739,346	—	4,739,346
Personal Products	—	5,667,496	—	5,667,496
Pharmaceuticals	—	31,036,903	—	31,036,903
Professional Services	—	14,599,100	—	14,599,100
Real Estate Investment Trusts (REITs)	—	1,976,259	—	1,976,259
Real Estate Management & Development	—	5,116,142	—	5,116,142
Road & Rail	—	8,607,527	—	8,607,527
Semiconductors & Semiconductor Equipment	—	35,396,797	—	35,396,797
Software	—	77,225,625	—	77,225,625
Specialty Retail	—	24,764,810	—	24,764,810
Technology Hardware, Storage & Peripherals	—	12,598,065	—	12,598,065
Trading Companies & Distributors	—	5,102,837	—	5,102,837
Wireless Telecommunication Services	—	13,072,817	—	13,072,817
Corporate Bonds & Notes
Diversified Financial Services	—	485,000	—	485,000
Entertainment	—	6,516,438	—	6,516,438
Food Service	—	235,023	—	235,023
Health Care Products	—	880,298	—	880,298
Health Care Services	—	11,919,700	—	11,919,700
Internet	—	1,130,000	—	1,130,000

See accompanying notes to financial statements.

Blackstone / GSO Senior Loan Portfolio

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Leisure Time	$—	$3,016,375	$—	$3,016,375
Media	—	6,470,113	—	6,470,113
Mining	—	226,050	—	226,050
Packaging & Containers	—	5,403,066	—	5,403,066
Retail	—	2,485,700	—	2,485,700
Software	—	4,851,800	—	4,851,800
Telecommunications	—	8,353,250	—	8,353,250
Short-Term Investment	68,870,496	—	—	68,870,496

TOTAL INVESTMENTS	$68,870,496	$746,886,487	$—	$815,756,983

Affiliate Table

	Number of Shares Held at 6/30/15	Value At 6/30/15	Shares		Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
			Purchased	Sold
State Street Institutional Liquid Reserves Fund, Premier Class	11,996,420	$11,996,420	542,017,209	485,143,133	68,870,496	$68,870,496	$139,199	$—

See accompanying notes to financial statements.

SSGA ULTRA SHORT TERM BOND PORTFOLIO

SPDR SSGA Ultra Short Term Bond ETF is a feeder fund that invests substantially all of its investable assets in a master fund, the SSGA Ultra Short Term Bond Portfolio. The schedule of investments for the SSGA Ultra Short Term Bond Portfolio follows.

SSGA Ultra Short Term Bond Portfolio

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Principal Amount	Value

ASSET-BACKED SECURITIES — 30.0%
ASSET-BACKED — OTHER — 3.7%
Ford Credit Floorplan Master Owner Trust A:
Series 2013-5, Class A1, 1.50%, 9/15/2018	$210,000	$210,206
Series 2013-5, Class A2, 0.91%, 9/15/2018 (a)	230,000	230,066
Series 2014-1, Class A2, 0.84%, 2/15/2019 (a)	200,000	199,917
Mercedes-Benz Master Owner Trust Series 2015-AA, Class A, 0.76%, 4/15/2019 (a) (b)	250,000	250,000

		890,189

AUTOMOBILE — 11.6%
BMW Vehicle Lease Trust Series 2015-1, Class A2B, 0.77%, 2/21/2017 (a)	103,211	103,208
Drive Auto Receivables Trust Series 2015-DA, Class A2B, 1.31%, 6/15/2018 (a) (b)	64,174	64,177
Ford Credit Auto Lease Trust Series 2014-B, Class A4, 1.10%, 11/15/2017	250,000	249,991
Harley-Davidson Motorcycle Trust Series 2014-1, Class A3, 1.10%, 9/15/2019	238,359	238,458
Hyundai Auto Receivables Trust Series 2013-B, Class A4, 1.01%, 2/15/2019	905,143	905,456
Mercedes-Benz Auto Receivables Trust Series 2014-1, Class A3, 0.87%, 10/15/2018	354,189	354,048
Nissan Auto Receivables Owner Trust Series 2016-A, Class A2B, 0.79%, 2/15/2019 (a)	250,000	250,306
Santander Drive Auto Receivables Trust Series 2014-5, Class A3, 1.15%, 1/15/2019	195,761	195,820
Toyota Auto Receivables Owner Trust Series 2015-A, Class A3, 1.12%, 2/15/2019	425,000	425,942
World Omni Auto Receivables Trust Series 2014-B, Class A2A, 0.60%, 1/16/2018	478	478

		2,787,884

CREDIT CARD — 14.7%
American Express Credit Account Master Trust Series 2014-3, Class A, 1.49%, 4/15/2020	230,000	231,770
American Express Credit Account Secured Note Trust Series 2012-4, Class A, 0.68%, 5/15/2020 (a)	250,000	250,125
BA Credit Card Trust Series 2016-A1, Class A, 0.84%, 10/15/2021 (a)	1,000,000	1,000,000

Barclays Dryrock Issuance Trust Series 2014-2, Class A, 0.78%, 3/16/2020 (a)	100,000	99,983
Cabela’s Credit Card Master Note Trust Series 2012-2A, Class A2, 0.92%, 6/15/2020 (a) (b)	250,000	249,710
Capital One Multi-Asset Execution Trust Series 2015-A6, Class A6, 0.81%, 6/15/2020 (a)	250,000	250,318
Chase Issuance Trust:
Series 2007-A3, Class A3, 5.23%, 4/15/2019	500,000	513,350
Series 2013-A3, Class A3, 0.72%, 4/15/2020 (a)	150,000	149,783
Citibank Credit Card Issuance Trust:
Series 2013-A12, Class A12, 0.86%, 11/7/2018 (a)	200,000	200,047
Series 2013-A2, Class A2, 0.73%, 5/26/2020 (a)	420,000	420,087
Golden Credit Card Trust Series 2014-1A, Class A, 0.89%, 3/15/2019 (a) (b)	175,000	174,761

		3,539,934

TOTAL ASSET-BACKED SECURITIES
(Cost $7,216,142)		7,218,007

CORPORATE BONDS & NOTES — 58.3%
AEROSPACE & DEFENSE — 1.0%
Boeing Co. 0.76%, 10/30/2017 (a)	250,000	249,947

AUTO MANUFACTURERS — 6.4%
American Honda Finance Corp.:
Series MTN, 0.81%, 9/2/2016 (a)	100,000	100,035
Series MTN, 0.97%, 12/11/2017 (a)	187,000	186,854
Daimler Finance North America LLC:
0.99%, 3/2/2017 (a) (b)	350,000	349,661
1.35%, 8/3/2017 (a) (b)	150,000	150,099
Toyota Motor Credit Corp. Series 2547, 0.95%, 1/12/2018 (a)	750,000	749,062

		1,535,711

BANKS — 25.5%
Bank of America NA:
1.05%, 5/8/2017 (a)	150,000	150,113
1.13%, 6/5/2017 (a)	300,000	300,288
Bank of Nova Scotia 2.55%, 1/12/2017	400,000	403,180
Branch Banking & Trust Co. 1.05%, 12/1/2016	500,000	500,435
Canadian Imperial Bank of Commerce 1.15%, 7/18/2016 (a)	100,000	100,034
Commonwealth Bank of Australia 1.06%, 3/12/2018 (a) (b)	200,000	199,200
Fifth Third Bank 1.15%, 11/18/2016	200,000	200,129
Goldman Sachs Group, Inc.:
1.66%, 10/23/2019 (a)	500,000	496,950
Series 1, 1.84%, 4/30/2018 (a)	100,000	100,450
JPMorgan Chase & Co.:
1.78%, 6/7/2021 (a)	250,000	249,385
Series 1, 1.26%, 1/28/2019 (a)	350,000	349,303

See accompanying notes to financial statements.

SSGA Ultra Short Term Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Morgan Stanley:
1.49%, 1/24/2019 (a)	$305,000	$304,680
Series GMTN, 1.92%, 4/25/2018 (a)	100,000	100,839
National Australia Bank, Ltd. 0.91%, 6/30/2017 (a) (b)	250,000	249,537
Nederlandse Waterschapsbank NV 0.83%, 10/18/2016 (a) (b)	200,000	200,054
Royal Bank of Canada:
Series GMTN, 0.90%, 6/16/2017 (a)	120,000	119,771
Series GMTN, 1.18%, 3/15/2019 (a)	250,000	248,630
Toronto-Dominion Bank:
1.09%, 7/2/2019 (a)	500,000	495,790
Series MTN, 1.48%, 1/22/2019 (a)	100,000	100,468
US Bank NA:
0.94%, 1/26/2018 (a)	100,000	99,749
1.11%, 10/28/2019 (a)	400,000	398,728
Series MTN, 1.22%, 1/29/2018 (a)	100,000	100,233
Wells Fargo & Co.:
1.06%, 9/14/2018 (a)	300,000	298,401
1.27%, 4/23/2018 (a)	100,000	100,068
Wells Fargo Bank NA 1.38%, 1/22/2018 (a)	250,000	251,002

		6,117,417

BEVERAGES — 3.1%
Anheuser-Busch InBev Finance, Inc. 1.04%, 2/1/2019 (a)	500,000	498,409
PepsiCo, Inc. 0.88%, 7/17/2017 (a)	250,000	250,495

		748,904

HEALTH CARE PRODUCTS — 1.0%
Medtronic, Inc. 0.76%, 2/27/2017 (a)	250,000	249,896

INTERNET — 0.7%
eBay, Inc. 1.12%, 8/1/2019 (a)	160,000	157,227

IT SERVICES — 1.5%
Apple, Inc. 0.70%, 5/5/2017 (a)	150,000	150,060
International Business Machines Corp. 0.82%, 2/6/2018 (a)	205,000	204,844

		354,904

MACHINERY, CONSTRUCTION & MINING — 2.5%
Caterpillar Financial Services Corp.:
Series GMTN, 0.83%, 6/9/2017 (a)	200,000	199,994
Series MTN, 1.00%, 3/3/2017	400,000	400,288

		600,282

MACHINERY-DIVERSIFIED — 2.5%
John Deere Capital Corp.:
1.20%, 1/8/2019 (a)	200,000	200,931
Series MTN, 0.87%, 12/15/2017 (a)	200,000	199,790
Series MTN, 1.85%, 9/15/2016	200,000	200,460

		601,181

OIL & GAS — 6.6%
BP Capital Markets PLC 1.14%, 5/10/2018 (a)	500,000	497,816

Chevron Corp.:
0.99%, 11/9/2017 (a)	250,000	249,970
1.14%, 11/16/2018 (a)	250,000	248,954
ConocoPhillips Co. 0.96%, 5/15/2018 (a)	100,000	98,863
Shell International Finance B.V. 0.95%, 5/10/2017 (a)	250,000	250,255
Statoil ASA 0.83%, 11/9/2017 (a)	250,000	248,913

		1,594,771

PHARMACEUTICALS — 1.0%
Pfizer, Inc. 0.95%, 6/15/2018 (a)	250,000	250,045

RETAIL — 1.7%
Home Depot, Inc. 1.02%, 9/15/2017 (a)	150,000	150,404
Lowe’s Cos., Inc. 1.08%, 9/10/2019 (a)	250,000	250,407

		400,811

SEMICONDUCTORS — 0.6%
QUALCOMM, Inc. 0.91%, 5/18/2018 (a)	150,000	149,540

SOFTWARE — 2.1%
Oracle Corp. 1.14%, 10/8/2019 (a)	500,000	501,180

TELECOMMUNICATIONS — 1.7%
Cisco Systems, Inc.:
0.96%, 6/15/2018 (a)	150,000	149,931
1.25%, 2/21/2018 (a)	250,000	251,495

		401,426

TRANSPORTATION — 0.4%
Canadian National Railway Co. 0.80%, 11/14/2017 (a)	100,000	100,038

TOTAL CORPORATE BONDS & NOTES
(Cost $14,023,761)		14,013,280

U.S. TREASURY OBLIGATIONS — 11.3%
Treasury Bill Zero Coupon, 10/6/2016	1,000,000	999,310
Treasury Notes:
0.63%, 5/31/2017	1,100,000	1,100,988
0.63%, 9/30/2017	300,000	300,281
0.88%, 3/31/2018	300,000	301,500

TOTAL U.S. TREASURY OBLIGATIONS (Cost $2,697,690)		2,702,079

	Shares
SHORT-TERM INVESTMENT — 2.0%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (c) (d) (Cost $483,761)	483,761	483,761

TOTAL INVESTMENTS — 101.6% (Cost $24,421,354)		24,417,127
LIABILITIES IN EXCESS OF OTHER ASSETS — (1.6)%		(377,360)

NET ASSETS — 100.0%		$24,039,767

See accompanying notes to financial statements.

SSGA Ultra Short Term Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

(a)	Variable Rate Security — Interest rate shown is rate in effect at June 30, 2016.
(b)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 7.9% of net assets as of June 30, 2016, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at June 30, 2016.

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Asset-Backed Securities
Asset-Backed — Other	$—	$890,189	$—	$890,189
Automobile	—	2,787,884	—	2,787,884
Credit Card	—	3,539,934	—	3,539,934
Corporate Bonds & Notes
Aerospace & Defense	—	249,947	—	249,947
Auto Manufacturers	—	1,535,711	—	1,535,711
Banks	—	6,117,417	—	6,117,417
Beverages	—	748,904	—	748,904
Health Care Products	—	249,896	—	249,896
Internet	—	157,227	—	157,227
IT Services	—	354,904	—	354,904
Machinery, Construction & Mining	—	600,282	—	600,282
Machinery-Diversified	—	601,181	—	601,181
Oil & Gas	—	1,594,771	—	1,594,771
Pharmaceuticals	—	250,045	—	250,045
Retail	—	400,811	—	400,811
Semiconductors	—	149,540	—	149,540
Software	—	501,180	—	501,180
Telecommunications	—	401,426	—	401,426
Transportation	—	100,038	—	100,038
U.S. Treasury Obligations	—	2,702,079	—	2,702,079
Short-Term Investment	483,761	—	—	483,761

TOTAL INVESTMENTS	$483,761	$23,933,366	$—	$24,417,127

Affiliate Table

	Number of Shares Held at 6/30/15	Value At 6/30/15	Shares		Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
			Purchased	Sold
State Street Institutional Liquid Reserves Fund, Premier Class	487,918	$487,918	171,008,642	171,012,799	483,761	$483,761	$3,498	$—

See accompanying notes to financial statements.

STATE STREET DOUBLELINE TOTAL RETURN TACTICAL PORTFOLIO

SPDR DoubleLine Total Return Tactical ETF is a feeder fund that invests substantially all of its investable assets in a master fund, the State Street DoubleLine Total Return Tactical Portfolio. The schedule of investments for the State Street DoubleLine Total Return Tactical Portfolio follows.

State Street DoubleLine Total Return Tactical Portfolio

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Principal Amount	Value

ASSET-BACKED SECURITIES — 1.5%
AVANT Loans Funding Trust Series 2016-B, Class A, 3.92%, 8/15/2019 (a)	$674,290	$677,096
Octagon Investment Partners, Ltd.:
Series 2012-1AR, Class AR, 1.57%, 5/5/2023 (a) (b)	2,006,488	2,000,462
Series 2016-1A, Class B, 2.81%, 7/15/2027 (a) (b)	2,500,000	2,487,500
OneMain Financial Issuance Trust Series 2015-1A, Class A, 3.19%, 3/18/2026 (a)	24,000,000	24,247,166
TCI-Flatiron CLO, Ltd. Series 2016-1A, Class B, 2.86%, 7/17/2028 (a) (b)	2,500,000	2,487,500
Venture CLO, Ltd. Series 2015-20A, Class A, 2.12%, 4/15/2027 (a) (b)	2,500,000	2,477,153
Westlake Automobile Receivables Trust Series 2016-2A, Class B, 2.30%, 11/15/2019 (a)	2,500,000	2,509,571
Wind River CLO, Ltd. Series 2016-1A, Class B, 3.08%, 7/15/2028 (a) (b)	2,500,000	2,492,475

TOTAL ASSET-BACKED SECURITIES
(Cost $39,069,353)		39,378,923

CORPORATE BONDS & NOTES — 16.6%
AUSTRALIA — 0.1%
Westpac Banking Corp. 2.60%, 11/23/2020	2,570,000	2,647,129

BARBADOS — 0.0% (c)
Columbus International, Inc. 7.38%, 3/30/2021	1,000,000	1,056,000

BELGIUM — 0.1%
Anheuser-Busch InBev Finance, Inc. 2.65%, 2/1/2021	2,530,000	2,622,006

BERMUDA — 0.0% (c)
Aircastle, Ltd. 5.00%, 4/1/2023	465,000	471,394

BRAZIL — 0.5%
Banco do Brasil SA 9.00%, 6/29/2049 (b)	200,000	155,000
CIMPOR Financial Operations B.V. 5.75%, 7/17/2024	700,000	516,250
Cosan Overseas, Ltd. 8.25%, 11/29/2049	4,564,000	4,312,980
Eldorado Intl. Finance GmbH 8.63%, 6/16/2021 (a)	500,000	483,925
ESAL GmbH 6.25%, 2/5/2023	200,000	197,500
Globo Comunicacao e Participacoes SA 5.31%, 5/11/2022 (d)	700,000	707,000
GTL Trade Finance, Inc. 5.89%, 4/29/2024	250,000	220,425
JBS Investments GmbH 7.75%, 10/28/2020	400,000	419,500

JBS USA LLC/JBS USA Finance, Inc. 7.25%, 6/1/2021 (a)	974,000	1,008,090
Marfrig Holdings Europe B.V.:
6.88%, 6/24/2019	1,300,000	1,303,900
8.00%, 6/8/2023 (a)	1,500,000	1,530,750
Marfrig Overseas, Ltd. 9.50%, 5/4/2020	250,000	257,120
Minerva Luxembourg SA 8.75%, 12/29/2049 (b)	1,650,000	1,658,250

		12,770,690

CANADA — 0.3%
Lundin Mining Corp. 7.50%, 11/1/2020 (a)	875,000	887,578
Open Text Corp. 5.88%, 6/1/2026 (a)	590,000	594,425
Royal Bank of Canada Series MTN, 2.35%, 10/30/2020	2,750,000	2,815,608
Toronto-Dominion Bank Series MTN, 2.13%, 4/7/2021	2,725,000	2,767,133

		7,064,744

CAYMAN ISLANDS — 0.0% (c)
Interoceanica IV Finance, Ltd. Zero Coupon, 11/30/2018	566,478	543,819

CHILE — 1.1%
Banco de Credito e Inversiones 4.00%, 2/11/2023	1,500,000	1,578,323
Celulosa Arauco y Constitucion SA:
4.75%, 1/11/2022	1,500,000	1,599,375
5.00%, 1/21/2021	260,000	280,800
Colbun SA 6.00%, 1/21/2020	1,500,000	1,659,891
CorpGroup Banking SA 6.75%, 3/15/2023	2,750,000	2,564,375
Empresa Electrica Angamos SA 4.88%, 5/25/2029	4,000,000	3,929,512
Empresa Electrica Guacolda SA 4.56%, 4/30/2025 (a)	900,000	836,414
GNL Quintero SA 4.63%, 7/31/2029	3,200,000	3,264,000
Guanay Finance, Ltd. 6.00%, 12/15/2020	4,340,306	4,307,754
Inversiones CMPC SA 4.50%, 4/25/2022	1,580,000	1,655,320
Itau CorpBanca 3.88%, 9/22/2019	1,300,000	1,362,153
Latam Airlines Group SA:
7.25%, 6/9/2020 (a)	800,000	775,000
7.25%, 6/9/2020	700,000	678,125
Sociedad Quimica y Minera de Chile SA:
4.38%, 1/28/2025	2,000,000	1,940,000
5.50%, 4/21/2020	850,000	894,625
Tanner Servicios Financieros SA 4.38%, 3/13/2018	1,100,000	1,102,750
VTR Finance B.V. 6.88%, 1/15/2024	1,200,000	1,196,376

		29,624,793

See accompanying notes to financial statements.

State Street DoubleLine Total Return Tactical Portfolio

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

CHINA — 0.2%
CNOOC Finance 2015 Australia Pty, Ltd. 2.63%, 5/5/2020	$1,500,000	$1,513,679
CNPC General Capital, Ltd. 2.75%, 5/14/2019	500,000	509,477
Sinopec Group Overseas Development 2015, Ltd.:
2.50%, 4/28/2020 (a)	500,000	505,393
2.50%, 4/28/2020	500,000	505,394
Tencent Holdings, Ltd. 2.88%, 2/11/2020	2,000,000	2,051,806

		5,085,749

COLOMBIA — 1.6%
Avianca Holdings SA/Avianca Leasing LLC/Grupo Taca Holdings, Ltd. 8.38%, 5/10/2020	1,500,000	1,215,150
Banco Bilbao Vizcaya Argentaria Colombia SA 4.88%, 4/21/2025	2,900,000	2,871,000
Banco Davivienda SA 5.88%, 7/9/2022	1,600,000	1,636,000
Banco de Bogota SA:
5.38%, 2/19/2023	600,000	606,000
6.25%, 5/12/2026	600,000	610,500
6.25%, 5/12/2026 (a)	3,200,000	3,256,000
Banco GNB Sudameris SA:
3.88%, 5/2/2018	2,600,000	2,554,500
7.50%, 7/30/2022	400,000	417,000
Bancolombia SA:
5.95%, 6/3/2021	1,000,000	1,092,500
6.13%, 7/26/2020	3,000,000	3,210,000
Ecopetrol SA:
5.88%, 5/28/2045	500,000	432,500
7.38%, 9/18/2043	2,000,000	1,997,500
Empresa de Energia de Bogota SA ESP 6.13%, 11/10/2021	3,000,000	3,123,750
Empresas Publicas de Medellin ESP 7.63%, 7/29/2019	600,000	690,000
Grupo Aval, Ltd. 4.75%, 9/26/2022	4,500,000	4,398,750
GrupoSura Finance SA:
5.50%, 4/29/2026 (a)	1,400,000	1,459,500
5.70%, 5/18/2021	2,000,000	2,142,000
Oleoducto Central SA 4.00%, 5/7/2021	1,200,000	1,172,400
Pacific Exploration and Production Corp. 7.25%, 12/12/2021	400,000	74,000
SUAM Finance B.V. 4.88%, 4/17/2024	5,330,000	5,529,875
Transportadora de Gas Internacional SA ESP:
5.70%, 3/20/2022	3,000,000	3,127,500
5.70%, 3/20/2022 (a)	200,000	208,500

		41,824,925

COSTA RICA — 0.1%
Banco Nacional de Costa Rica:
4.88%, 11/1/2018	700,000	714,000
5.88%, 4/25/2021 (a)	3,000,000	3,095,100

		3,809,100

DOMINICAN REPUBLIC — 0.2%
Aeropuertos Dominicanos Siglo XXI SA 9.75%, 11/13/2019	400,000	426,000
AES Andres B.V./Dominican Power Partners/Empresa Generadora de Electricidad It 7.95%, 5/11/2026 (a)	2,200,000	2,288,000
Banco de Reservas de la Republica Dominicana:
7.00%, 2/1/2023 (a)	1,200,000	1,188,000
7.00%, 2/1/2023	1,300,000	1,287,000

		5,189,000

GUATEMALA — 0.3%
Agromercantil Senior Trust 6.25%, 4/10/2019	1,714,000	1,773,133
Cementos Progreso Trust 7.13%, 11/6/2023	1,100,000	1,166,000
Central American Bottling Corp. 6.75%, 2/9/2022	500,000	518,750
Comcel Trust via Comunicaciones Celulares SA 6.88%, 2/6/2024	4,000,000	3,900,000
Industrial Senior Trust 5.50%, 11/1/2022	1,900,000	1,862,000

		9,219,883

HONG KONG — 0.1%
Hutchison Whampoa International 12 II, Ltd. 3.25%, 11/8/2022	1,500,000	1,581,566
Hutchison Whampoa International 12, Ltd. 6.00%, 5/29/2049 (b)	2,000,000	2,060,000

		3,641,566

INDIA — 0.8%
Adani Ports & Special Economic Zone, Ltd. 3.50%, 7/29/2020	4,000,000	3,978,516
Bharat Petroleum Corp., Ltd.:
4.00%, 5/8/2025	500,000	507,263
4.63%, 10/25/2022	600,000	647,280
Bharti Airtel, Ltd. 4.38%, 6/10/2025	3,700,000	3,877,704
Export-Import Bank of India 3.13%, 7/20/2021	700,000	710,166
ONGC Videsh, Ltd.:
3.25%, 7/15/2019	500,000	513,850
3.75%, 5/7/2023	3,800,000	3,880,225
4.63%, 7/15/2024	1,000,000	1,067,316
Reliance Holding USA, Inc. 4.50%, 10/19/2020	250,000	270,614
Reliance Industries, Ltd. 5.88%, 1/1/1900	3,500,000	3,556,700
Vedanta Resources PLC:
6.00%, 1/31/2019	500,000	426,875
8.25%, 6/7/2021	500,000	411,250

		19,847,759

See accompanying notes to financial statements.

State Street DoubleLine Total Return Tactical Portfolio

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

ISRAEL — 0.4%
Delek & Avner Tamar Bond, Ltd.:
4.44%, 12/30/2020 (a)	$3,000,000	$3,112,500
5.41%, 12/30/2025 (a)	2,000,000	2,070,000
Israel Electric Corp., Ltd.:
5.63%, 6/21/2018	3,800,000	4,024,200
Series 6, 5.00%, 11/12/2024 (a)	700,000	747,250

		9,953,950

JAMAICA — 0.1%
Digicel Group, Ltd.:
7.13%, 4/1/2022	3,300,000	2,437,875
8.25%, 9/30/2020	1,700,000	1,419,500

		3,857,375

MALAYSIA — 0.2%
Axiata SPV2 Bhd Series 2, 3.47%, 11/19/2020	1,900,000	1,980,005
Petronas Global Sukuk, Ltd. 2.71%, 3/18/2020	4,200,000	4,247,473

		6,227,478

MEXICO — 1.5%
Banco Mercantil del Norte SA 6.86%, 10/13/2021 (b)	650,000	648,375
Banco Nacional de Comercio Exterior SNC:
4.38%, 10/14/2025 (a)	1,200,000	1,252,320
4.38%, 10/14/2025	2,700,000	2,817,720
Banco Santander Mexico SA 5.95%, 1/30/2024 (b)	4,250,000	4,462,500
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand 4.13%, 11/9/2022	1,400,000	1,438,500
BBVA Bancomer SA:
5.35%, 11/12/2029 (b)	980,000	967,750
6.01%, 5/17/2022	2,350,000	2,338,250
6.50%, 3/10/2021	2,496,000	2,739,360
Comision Federal de Electricidad:
4.88%, 5/26/2021	1,750,000	1,865,937
4.88%, 1/15/2024	2,000,000	2,092,500
6.13%, 6/16/2045	1,200,000	1,270,500
Credito Real SAB de CV SOFOM ER 7.50%, 3/13/2019	200,000	206,000
Fermaca Enterprises S de RL de CV 6.38%, 3/30/2038	2,610,657	2,597,604
Grupo Elektra SAB de CV 7.25%, 8/6/2018	900,000	888,750
Grupo Idesa SA de CV 7.88%, 12/18/2020	2,000,000	2,035,000
Grupo Posadas SAB de CV 7.88%, 6/30/2022 (a)	400,000	406,000
Mexico Generadora de Energia S de RL 5.50%, 12/6/2032	4,852,038	4,657,956
Petroleos Mexicanos:
5.50%, 1/21/2021	1,500,000	1,589,940
6.38%, 1/23/2045	2,000,000	2,007,762
6.63%, 9/29/2049	600,000	592,500

Sixsigma Networks Mexico SA de CV 8.25%, 11/7/2021	600,000	597,000
TV Azteca SAB de CV:
7.50%, 5/25/2018	600,000	400,500
7.63%, 9/18/2020	600,000	375,000
Unifin Financiera SAB de CV 6.25%, 7/22/2019	400,000	392,400

		38,640,124

NETHERLANDS — 0.2%
Ajecorp B.V. 6.50%, 5/14/2022	150,000	60,375
Mylan NV 3.15%, 6/15/2021 (a)	1,360,000	1,380,609
NXP B.V./NXP Funding LLC 4.13%, 6/1/2021 (a)	900,000	918,000
Shell International Finance B.V. 1.38%, 5/10/2019	2,510,000	2,515,595

		4,874,579

NEW ZEALAND — 0.1%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.13%, 7/15/2023 (a)	1,335,000	1,351,688

PANAMA — 0.5%
Aeropuerto Internacional de Tocumen SA:
5.63%, 5/18/2036 (a)	1,700,000	1,700,000
5.75%, 10/9/2023	2,600,000	2,717,000
ENA Norte Trust 4.95%, 4/25/2028	2,770,209	2,818,687
Global Bank Corp.:
4.75%, 10/5/2017	1,000,000	1,014,000
5.13%, 10/30/2019	4,300,000	4,439,750
5.13%, 10/30/2019 (a)	200,000	206,500

		12,895,937

PARAGUAY — 0.2%
Banco Continental SAECA 8.88%, 10/15/2017	2,000,000	2,030,000
Banco Regional SAECA 8.13%, 1/24/2019	550,000	576,813
Telefonica Celular del Paraguay SA 6.75%, 12/13/2022	1,500,000	1,507,500

		4,114,313

PERU — 0.8%
Abengoa Transmision Sur SA:
6.88%, 4/30/2043 (a)	1,000,000	1,040,000
6.88%, 4/30/2043	2,200,000	2,288,000
Banco Internacional del Peru SAA 6.63%, 3/19/2029 (b)	2,000,000	2,122,500
BBVA Banco Continental SA 5.25%, 9/22/2029 (b)	225,000	232,987
Cia Minera Ares SAC 7.75%, 1/23/2021	1,000,000	1,038,750
Corp. Azucarera del Peru SA 6.38%, 8/2/2022	300,000	276,900
Corp. Financiera de Desarrollo SA:
4.75%, 2/8/2022	800,000	848,000
5.25%, 7/15/2029 (b)	500,000	512,500

See accompanying notes to financial statements.

State Street DoubleLine Total Return Tactical Portfolio

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Inkia Energy, Ltd.:
8.38%, 4/4/2021 (a)	$200,000	$210,000
8.38%, 4/4/2021	500,000	525,000
Intercorp Peru, Ltd. 5.88%, 2/12/2025	600,000	598,500
Lima Metro Line 2 Finance, Ltd. 5.88%, 7/5/2034	1,000,000	1,048,500
Minsur SA 6.25%, 2/7/2024	2,000,000	2,030,000
Peru Enhanced Pass-Through Finance, Ltd. Zero Coupon, 6/2/2025	1,600,000	1,251,824
Southern Copper Corp. 5.88%, 4/23/2045	4,000,000	3,765,000
Union Andina de Cementos SAA 5.88%, 10/30/2021	3,000,000	3,040,500
Volcan Cia Minera SAA 5.38%, 2/2/2022	1,800,000	1,611,000

		22,439,961

QATAR — 0.0% (c)
Ras Laffan Liquefied Natural Gas Co., Ltd. II 5.30%, 9/30/2020	428,940	458,254

SINGAPORE — 0.6%
DBS Bank, Ltd. VRN, 3.63%, 9/21/2022 (b)	4,000,000	4,088,964
Oversea-Chinese Banking Corp., Ltd. 4.00%, 10/15/2024 (b)	4,500,000	4,708,413
United Overseas Bank, Ltd.:
3.50%, 9/16/2026 (b)	1,200,000	1,223,046
3.75%, 9/19/2024 (b)	4,500,000	4,657,500

		14,677,923

TRINIDAD AND TOBAGO — 0.2%
National Gas Co. of Trinidad & Tobango, Ltd. 6.05%, 1/15/2036	3,900,000	4,036,500

UNITED STATES — 6.4%
21st Century Fox America, Inc. 3.00%, 9/15/2022	2,713,000	2,811,843
AbbVie, Inc. 3.20%, 11/6/2022	2,300,000	2,373,675
Actavis Funding SCS 3.85%, 6/15/2024	2,375,000	2,480,671
Activision Blizzard, Inc. 5.63%, 9/15/2021 (a)	1,318,000	1,374,015
Air Medical Merger Sub Corp. 6.38%, 5/15/2023 (a)	725,000	691,016
Amazon.com, Inc.:
2.60%, 12/5/2019	1,825,000	1,905,140
3.80%, 12/5/2024	485,000	543,013
American Axle & Manufacturing, Inc. 6.63%, 10/15/2022	1,415,000	1,508,673
American Express Credit Corp. Series MTN, 1.80%, 7/31/2018	2,350,000	2,372,083
Anthem, Inc. 3.30%, 1/15/2023	2,530,000	2,613,613
Apache Corp. 4.75%, 4/15/2043	670,000	678,532

Apple, Inc. 4.38%, 5/13/2045	2,280,000	2,456,192
AT&T, Inc.:
3.40%, 5/15/2025	1,990,000	2,029,680
4.13%, 2/17/2026	600,000	643,936
Bank of America Corp. 2.00%, 1/11/2018	2,933,000	2,952,770
BB&T Corp.:
2.05%, 5/10/2021	1,595,000	1,612,060
Series MTN, 2.45%, 1/15/2020	930,000	956,635
Berry Plastics Corp. 5.50%, 5/15/2022	1,325,000	1,358,125
Boston Properties L.P. 3.65%, 2/1/2026	2,225,000	2,361,746
Burlington Northern Santa Fe LLC 3.40%, 9/1/2024	2,476,000	2,686,238
Caterpillar, Inc. 3.40%, 5/15/2024	2,408,000	2,591,478
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.13%, 5/1/2023 (a)	250,000	251,250
5.25%, 9/30/2022	1,350,000	1,382,130
Centene Corp.:
4.75%, 5/15/2022	325,000	331,500
5.63%, 2/15/2021 (a)	900,000	936,540
Cequel Communications Holdings I LLC/Cequel Capital Corp. 6.38%, 9/15/2020 (a)	1,355,000	1,375,189
Chevron Corp.:
1.56%, 5/16/2019	905,000	910,231
1.79%, 11/16/2018	496,000	501,993
Cisco Systems, Inc. 2.95%, 2/28/2026	2,320,000	2,471,808
Citigroup, Inc. 3.40%, 5/1/2026	2,735,000	2,796,012
Comcast Corp. 4.40%, 8/15/2035	2,078,000	2,333,761
CommScope, Inc. 5.00%, 6/15/2021 (a)	1,010,000	1,029,796
CSC Holdings LLC 6.75%, 11/15/2021	607,000	619,140
Dollar Tree, Inc. 5.75%, 3/1/2023 (a)	1,295,000	1,375,937
Duke Energy Corp. 3.75%, 4/15/2024	2,610,000	2,807,919
Eli Lilly & Co. 3.70%, 3/1/2045	2,585,000	2,732,011
Energy Transfer Partners L.P.:
4.75%, 1/15/2026	1,975,000	2,032,714
5.20%, 2/1/2022	1,075,000	1,112,625
Enterprise Products Operating LLC 3.75%, 2/15/2025	1,895,000	1,964,770
Equinix, Inc. 5.38%, 4/1/2023	1,565,000	1,611,950
ESH Hospitality, Inc. 5.25%, 5/1/2025 (a)	1,405,000	1,368,189
First Data Corp. 5.75%, 1/15/2024 (a)	1,350,000	1,328,906

See accompanying notes to financial statements.

State Street DoubleLine Total Return Tactical Portfolio

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Freeport-McMoRan, Inc.:
3.88%, 3/15/2023	$800,000	$698,000
4.00%, 11/14/2021	700,000	630,630
5.45%, 3/15/2043	300,000	240,750
Frontier Communications Corp. 10.50%, 9/15/2022	845,000	895,700
Gates Global LLC/Gates Global Co. 6.00%, 7/15/2022 (a)	866,000	764,245
General Motors Financial Co., Inc.:
3.20%, 7/13/2020	970,000	980,254
4.20%, 3/1/2021	1,295,000	1,351,462
Georgia-Pacific LLC 3.60%, 3/1/2025 (a)	2,388,000	2,554,133
Goldman Sachs Group, Inc. 2.88%, 2/25/2021	2,575,000	2,640,517
Goodyear Tire & Rubber Co. 5.13%, 11/15/2023	1,270,000	1,311,275
HCA, Inc. 4.25%, 10/15/2019	1,585,000	1,653,353
HD Supply, Inc. 7.50%, 7/15/2020	845,000	882,941
Hewlett Packard Enterprise Co. 3.60%, 10/15/2020 (a)	2,665,000	2,775,353
Home Depot, Inc.:
3.00%, 4/1/2026	1,677,000	1,781,884
3.35%, 9/15/2025	836,000	913,453
Iron Mountain, Inc. 4.38%, 6/1/2021 (a)	940,000	946,486
JPMorgan Chase & Co. 2.25%, 1/23/2020	2,355,000	2,387,790
Kindred Healthcare, Inc. 8.00%, 1/15/2020	1,440,000	1,438,200
Kraft Heinz Foods Co. 2.80%, 7/2/2020 (a)	2,490,000	2,583,371
Laboratory Corp. of America Holdings 3.60%, 2/1/2025	2,500,000	2,592,263
Lam Research Corp.:
2.80%, 6/15/2021	112,000	114,906
3.45%, 6/15/2023	337,000	347,361
Level 3 Communications, Inc. 5.75%, 12/1/2022	1,346,000	1,362,825
Levi Strauss & Co. 5.00%, 5/1/2025	895,000	897,238
LifePoint Health, Inc. 5.38%, 5/1/2024 (a)	1,015,000	1,020,075
Memorial Production Partners L.P./Memorial Production Finance Corp. 6.88%, 8/1/2022	1,495,000	747,500
MetLife, Inc. 3.60%, 4/10/2024	2,675,000	2,811,219
MGM Growth Properties Operating Partnership L.P./MGP Escrow Co-Issuer, Inc. 5.63%, 5/1/2024 (a)	170,000	179,350
Morgan Stanley:
2.50%, 4/21/2021	1,015,000	1,024,402
2.65%, 1/27/2020	1,750,000	1,785,070
MPLX L.P. 5.50%, 2/15/2023 (a)	1,195,000	1,200,975

National Rural Utilities Cooperative Finance Corp. 2.30%, 11/1/2020	2,310,000	2,374,738
NCL Corp., Ltd. 5.25%, 11/15/2019 (a)	1,330,000	1,343,300
NRG Energy, Inc. 6.25%, 7/15/2022	625,000	607,813
Oracle Corp.:
2.25%, 10/8/2019	2,250,000	2,317,807
2.38%, 1/15/2019	380,000	391,564
Outfront Media Capital LLC/Outfront Media Capital Corp. 5.25%, 2/15/2022	1,570,000	1,593,550
Prime Security Services Borrower LLC/Prime Finance, Inc. 9.25%, 5/15/2023 (a)	865,000	916,900
Quintiles Transnational Corp. 4.88%, 5/15/2023 (a)	1,565,000	1,593,366
Regal Entertainment Group 5.75%, 3/15/2022	1,430,000	1,465,750
Revlon Consumer Products Corp. 5.75%, 2/15/2021	715,000	693,550
Reynolds American, Inc. 4.00%, 6/12/2022	2,490,000	2,703,088
Sabre GLBL, Inc. 5.25%, 11/15/2023 (a)	1,155,000	1,179,544
Sally Holdings LLC/Sally Capital, Inc. 5.75%, 6/1/2022	1,299,000	1,350,960
SBA Communications Corp. 5.63%, 10/1/2019	1,305,000	1,349,044
Scientific Games International, Inc. 7.00%, 1/1/2022 (a)	1,335,000	1,345,012
Select Medical Corp. 6.38%, 6/1/2021	1,515,000	1,440,197
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc. 6.38%, 5/1/2022 (a)	630,000	601,650
Simon Property Group L.P. 5.65%, 2/1/2020	1,590,000	1,797,408
Sinclair Television Group, Inc. 5.63%, 8/1/2024 (a)	1,340,000	1,372,662
Sirius XM Radio, Inc. 5.38%, 7/15/2026 (a)	500,000	495,000
Southern Co. 2.45%, 9/1/2018	2,505,000	2,562,987
Spectrum Brands, Inc. 6.63%, 11/15/2022	862,000	913,720
Station Casinos LLC 7.50%, 3/1/2021	1,265,000	1,339,382
Thermo Fisher Scientific, Inc. 3.30%, 2/15/2022	2,310,000	2,392,197
TIAA Asset Management Finance Co. LLC 4.13%, 11/1/2024 (a)	2,275,000	2,389,876
Time Warner, Inc. 4.88%, 3/15/2020	1,680,000	1,860,202
TransDigm, Inc. 6.00%, 7/15/2022	1,450,000	1,457,540
TreeHouse Foods, Inc. 6.00%, 2/15/2024 (a)	275,000	291,500

See accompanying notes to financial statements.

State Street DoubleLine Total Return Tactical Portfolio

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Tribune Media Co. 5.88%, 7/15/2022	$1,190,000	$1,184,050
Tyson Foods, Inc. 3.95%, 8/15/2024	2,430,000	2,621,881
United Technologies Corp. 3.10%, 6/1/2022	2,730,000	2,899,118
Universal Health Services, Inc. 4.75%, 8/1/2022 (a)	1,175,000	1,195,116
Verizon Communications, Inc. 3.50%, 11/1/2024	2,425,000	2,575,128
Viking Cruises, Ltd. 8.50%, 10/15/2022 (a)	1,095,000	933,487
Waste Management, Inc. 3.13%, 3/1/2025	1,955,000	2,048,087
Wells Fargo & Co.:
3.00%, 4/22/2026	1,410,000	1,433,485
Series MTN, 3.55%, 9/29/2025	1,450,000	1,541,118

		168,360,263

TOTAL CORPORATE BONDS & NOTES
(Cost $428,494,467)		437,306,902

FOREIGN GOVERNMENT OBLIGATIONS — 0.3%
COSTA RICA — 0.1%
Banco de Costa Rica 5.25%, 8/12/2018	850,000	868,062
Instituto Costarricense de Electricidad 6.95%, 11/10/2021	1,200,000	1,242,000

		2,110,062

MEXICO — 0.1%
Mexico Government International Bond 5.63%, 1/15/2017	2,236,000	2,290,782

PANAMA — 0.1%
Banco Latinoamericano de Comercio Exterior SA:
3.25%, 5/7/2020 (a)	1,500,000	1,507,500
3.25%, 5/7/2020	2,800,000	2,814,000

		4,321,500

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $8,694,139)		8,722,344

SENIOR FLOATING RATE LOANS — 4.0%
AEROSPACE & DEFENSE — 0.1%
BE Aerospace, Inc. Senior Secured Term Loan B, 3.75%, 12/16/2021	1,204,357	1,209,928
TransDigm, Inc.:
Senior Secured Delayed Draw Term Loan F, 3.75%, 6/9/2023	304,105	300,240
Senior Secured Term Loan F, 3.75%, 6/9/2023	337,895	333,600

		1,843,768

AUTO COMPONENTS — 0.0% (c)
Federal-Mogul Holdings Corp. Senior Secured Term Loan C, 4.75%, 4/15/2021	330,761	308,124

BEVERAGES — 0.0% (c)
Maple Holdings Acquisition Corp. Senior Secured Term Loan B, 5.25%, 3/3/2023	575,000	576,437

BUILDING PRODUCTS — 0.0% (c)
Jeld-Wen, Inc. Senior Secured Term Loan, 4.75%, 7/1/2022	1,177,521	1,176,785

CAPITAL MARKETS — 0.0% (c)
Guggenheim Partners LLC Senior Secured Term Loan, 4.25%, 7/22/2020	1,005,872	1,005,716

CHEMICALS — 0.2%
Avantor Performance Materials Holdings, Inc. Senior Secured 1st Lien Term Loan, 6.00%, 6/21/2022	1,200,000	1,193,250
Huntsman International, LLC Senior Secured Term Loan B, 4.25%, 4/1/2023	1,172,200	1,174,761
Klockner-Pentaplast of America, Inc. Senior Secured Term Loan, 5.00%, 4/28/2020	829,289	832,055
PolyOne Corporation Senior Secured Term Loan B, 3.50%, 11/11/2022	1,099,482	1,099,482
PQ Corporation Senior Secured Term Loan, 5.75%, 11/4/2022	1,180,000	1,182,289

		5,481,837

COMMERCIAL SERVICES & SUPPLIES — 0.3%
Allied Security Holdings LLC Senior Secured 1st Lien Term Loan, 4.25%, 2/12/2021	1,151,262	1,148,384
Asurion LLC:
Senior Secured Term Loan B1, 5.00%, 5/24/2019	716,654	714,267
Senior Secured Term Loan B4, 5.00%, 8/4/2022	641,901	634,359
Dealer Tire, LLC Senior Secured Term Loan B, 5.50%, 12/22/2021	1,196,193	1,202,174
KAR Auction Services, Inc. Senior Secured Term Loan B3, 4.25%, 3/9/2023	1,180,130	1,185,535
Prime Security Services Borrower LLC Senior Secured 1st Lien Term Loan, 4.75%, 7/1/2021	1,115,397	1,118,325
USAGM HoldCo LLC Senior Secured Term Loan, 4.75%, 7/28/2022	1,218,875	1,179,262

		7,182,306

See accompanying notes to financial statements.

State Street DoubleLine Total Return Tactical Portfolio

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

CONSTRUCTION & ENGINEERING — 0.0%(c)
Summit Materials Cos., I LLC Senior Secured Term Loan B, 4.00%, 7/17/2022	$1,180,836	$1,176,408

CONTAINERS & PACKAGING — 0.2%
Ardagh Holdings USA, Inc. Senior Secured Incremental Term Loan, 4.00%, 12/17/2019	1,177,139	1,177,139
Berry Plastics Holding Corporation Senior Secured Term Loan H, 3.75%, 10/3/2022	1,159,838	1,152,508
KP Germany Erste GmbH Senior Secured 1st Lien Term Loan, 5.00%, 4/28/2020	354,397	355,579
Reynolds Group Holdings, Inc. Senior Secured Dollar Term Loan, 4.50%, 12/1/2018	1,209,671	1,211,425

		3,896,651

DIVERSIFIED CONSUMER SERVICES — 0.0% (c)
Nord Anglia Education Finance LLC Senior Secured Term Loan, 5.00%, 3/31/2021	1,188,032	1,184,325

DIVERSIFIED FINANCIAL SERVICES — 0.1%
AlixPartners LLP Senior Secured Term Loan B, 4.50%, 7/28/2022	1,207,396	1,207,697

DIVERSIFIED TELECOMMUNICATION SERVICES — 0.1%
Level 3 Financing, Inc. Senior Secured Term Loan B2, 3.50%, 5/31/2022	1,160,000	1,157,535
Virgin Media Investment Holdings, Ltd. Senior Secured Term Loan F, 3.65%, 6/30/2023	1,155,000	1,128,556

		2,286,091

ELECTRIC UTILITIES — 0.1%
EFS Cogen Holdings I LLC Senior Secured Term Loan B, 1.00%, 6/22/2023	946,000	949,548
Southeast PowerGen LLC Senior Secured Term Loan B, 4.50%, 12/2/2021	850,030	822,404

		1,771,952

FOOD & STAPLES RETAILING — 0.1%
Albertsons LLC Senior Secured Term Loan B4, 4.50%, 8/25/2021	1,212,831	1,213,377

FOOD PRODUCTS — 0.3%
AdvancePierre Foods, Inc. Senior Secured Term Loan, 4.75%, 6/2/2023	1,214,000	1,212,482
B&G Foods, Inc. Senior Secured Term Loan B, 3.75%, 11/2/2022	1,202,015	1,206,522
Candy Intermediate Holdings, Inc. Senior Secured Term Loan, 5.50%, 6/15/2023	1,221,000	1,221,763

CSM Bakery Solutions LLC Senior Secured 1st Lien Term Loan, 5.00%, 7/3/2020	1,209,833	1,196,525
Hostess Brands LLC Senior Secured 1st Lien Term Loan, 4.50%, 8/3/2022	1,177,171	1,178,054
Pinnacle Foods Finance LLC Senior Secured Incremental Term Loan I, 3.75%, 1/13/2023	1,164,586	1,171,784

		7,187,130

HEALTH CARE EQUIPMENT & SUPPLIES — 0.0% (c)
National Vision, Inc. Senior Secured 1st Lien Term Loan, 4.00%, 3/12/2021	1,184,362	1,153,273

HEALTH CARE PROVIDERS & SERVICES — 0.4%
Acadia Healthcare Co., Inc. Senior Secured Term Loan B2, 4.50%, 2/16/2023	1,199,549	1,190,301
American Renal Holdings, Inc. Senior Secured 1st Lien Term Loan, 4.75%, 9/20/2019	1,207,290	1,206,161
CHG Healthcare Services, Inc. Senior Secured Term Loan B, 4.75%, 6/7/2023	1,218,015	1,219,921
Envision Healthcare Corp. Senior Secured Term Loan B2, 4.50%, 10/28/2022	1,164,487	1,165,506
MPH Acquisition Holdings LLC Senior Secured Term Loan B, 5.00%, 6/7/2023	1,210,000	1,214,840
Surgery Center Holdings, Inc. Senior Secured 1st Lien Term Loan, 5.25%, 11/3/2020	1,186,820	1,183,853
U.S. Renal Care, Inc. Senior Secured Term Loan B, 5.25%, 12/31/2022	1,195,075	1,195,081
Vizient, Inc. Senior Secured 1st Lien Term Loan, 6.25%, 2/13/2023	1,177,500	1,187,803

		9,563,466

HOTELS, RESTAURANTS & LEISURE — 0.3%
Burger King 1011778 B.C. Unlimited Liability Co. Senior Secured Term Loan B2, 3.75%, 12/10/2021	1,201,157	1,201,157
Eldorado Resorts LLC Senior Secured Term Loan B, 4.25%, 7/23/2022	1,200,999	1,205,503
Four Seasons Holdings, Inc. Senior Secured 1st Lien Term Loan, 5.25%, 6/27/2020	1,151,303	1,144,591
LTF Merger Sub, Inc. Senior Secured Term Loan B, 4.25%, 6/10/2022	1,199,523	1,172,533
MGM Growth Prop. Operating Partnership L.P. Senior Secured Term Loan B, 4.00%, 4/25/2023	1,146,128	1,150,070

See accompanying notes to financial statements.

State Street DoubleLine Total Return Tactical Portfolio

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Scientific Games International, Inc. Senior Secured Term Loan B2, 6.00%, 10/1/2021	$1,169,412	$1,154,940
Travelport Finance (Luxembourg) S.A.R.L. Senior Secured Term Loan B, 5.75%, 9/2/2021	20,000	19,919
Yum! Brands Inc. Senior Secured 1st Lien Term Loan B, 3.19%, 6/16/2023	1,210,000	1,213,025

		8,261,738

HOUSEHOLD DURABLES — 0.1%
Serta Simmons Holdings LLC Senior Secured Term Loan, 4.25%, 10/1/2019	1,185,000	1,185,492
Spin Holdco, Inc. Senior Secured Term Loan B, 4.25%, 11/14/2019	1,205,747	1,185,147

		2,370,639

HOUSEHOLD PRODUCTS — 0.1%
KIK Custom Products, Inc. Senior Secured Term Loan B, 6.00%, 8/26/2022	1,132,283	1,118,736
Samsonite International SA Senior Secured Term Loan B, 4.00%, 5/12/2023	1,306,000	1,313,999

		2,432,735

INSURANCE — 0.0% (c)
York Risk Services Holding Corp. Senior Secured Term Loan B, 4.75%, 10/1/2021	1,022,762	905,145

INTERNET SOFTWARE & SERVICES — 0.1%
Match Group Inc. Senior Secured Term Loan B1, 5.50%, 11/16/2022	1,206,250	1,214,796

IT SERVICES — 0.1%
First Data Corp. Senior Secured Extended Term Loan, 4.45%, 3/24/2021	1,157,611	1,155,684
Global Payments, Inc. Senior Secured Term Loan B, 3.96%, 4/22/2023	1,208,000	1,217,664

		2,373,348

LIFE SCIENCES TOOLS & SERVICES — 0.0% (c)
Jaguar Holding Company II Senior Secured Term Loan B, 4.25%, 8/18/2022	1,156,636	1,147,238

MACHINERY — 0.0% (c)
Filtration Group Corp. Senior Secured 1st Lien Term Loan, 4.25%, 11/21/2020	1,162,858	1,158,131

MEDIA — 0.4%
Charter Communications Operating LLC Senior Secured Term Loan I, 3.50%, 1/24/2023	1,207,063	1,209,893

Emerald Expositions Holding, Inc. Senior Secured Term Loan B, 4.75%, 6/17/2020	1,061,291	1,059,635
Live Nation Entertainment, Inc. Senior Secured Term Loan B1, 3.50%, 8/16/2020	1,172,274	1,174,472
McGraw-Hill Global Education Holdings LLC Senior Secured Term Loan B, 5.00%, 5/4/2022	857,000	857,214
MGOC, Inc. Senior Secured Term Loan B, 4.00%, 7/31/2020	1,181,508	1,182,247
Neptune Finco Corp. Senior Secured Term Loan B, 5.00%, 10/9/2022	1,165,000	1,169,078
Tribune Media Co. Senior Secured Term Loan, 3.75%, 12/27/2020	1,209,359	1,208,603
Univision Communications, Inc. Senior Secured Term Loan C3, 4.00%, 3/1/2020	1,185,814	1,180,134
Yankee Cable Acquisition LLC Senior Secured Term Loan B, 4.25%, 3/1/2020	494,044	494,352

		9,535,628

MULTILINE RETAIL — 0.1%
Dollar Tree, Inc. Senior Secured Term Loan B1, 3.50%, 7/6/2022	1,205,936	1,207,943

OIL, GAS & CONSUMABLE FUELS — 0.0% (c)
Energy Transfer Equity, L.P. Senior Secured Term Loan, 4.00%, 12/2/2019	356,000	344,939

PERSONAL PRODUCTS — 0.1%
Galleria Co. Senior Secured Term Loan B, 3.75%, 1/26/2023	1,180,000	1,180,732
NBTY, Inc. Senior Secured Term Loan B, 5.00%, 5/5/2023	1,151,000	1,144,013

		2,324,745

PHARMACEUTICALS — 0.0% (c)
Endo Luxembourg Finance Company I S.A.R.L. Senior Secured Term Loan B, 3.75%, 9/26/2022	1,214,325	1,197,324

PROFESSIONAL SERVICES — 0.0% (c)
TransUnion LLC Senior Secured Term Loan B2, 3.50%, 4/9/2021	1,160,998	1,148,848

REAL ESTATE INVESTMENT TRUSTS (REITS) — 0.0% (c)
Capital Automotive L.P. Senior Secured Term Loan B, 4.00%, 4/10/2019	1,198,627	1,202,199

REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.0% (c)
Americold Realty Operating Partnership, L.P. Senior Secured Term Loan B, 1.00%, 12/1/2022	249,000	250,556

See accompanying notes to financial statements.

State Street DoubleLine Total Return Tactical Portfolio

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

ROAD & RAIL — 0.1%
Hertz Corp. Senior Secured Term Loan B, 1.00%, 6/30/2023	$1,210,000	$1,210,756
PODS LLC Senior Secured 1st Lien Term Loan, 4.50%, 2/2/2022	1,200,680	1,194,677

		2,405,433

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.2%
Avago Technologies Cayman, Ltd. Senior Secured Term Loan B1, 4.25%, 2/1/2023	1,207,113	1,210,040
Microsemi Corp. Senior Secured Term Loan B, 3.75%, 1/15/2023	967,894	967,492
NXP B.V. Senior Secured Term Loan B, 3.75%, 12/7/2020	1,203,254	1,207,297
ON Semiconductor Corp. Senior Secured Term Loan B, 5.25%, 3/31/2023	1,180,000	1,186,761

		4,571,590

SOFTWARE — 0.2%
Cengage Learning Acquisitions, Inc. Senior Secured Term Loan B, 1.00%, 6/7/2023	844,000	835,560
Cision US Inc. Senior Secured Term Loan B, 7.00%, 6/16/2023	1,000,000	955,940
Mitchell International, Inc. Senior Secured 2nd Lien Term Loan, 8.50%, 10/11/2021	280,000	260,634
SolarWinds Holdings, Inc. Senior Secured Term Loan, 6.50%, 2/3/2023	1,180,000	1,177,787
Sophia L.P. Senior Secured Term Loan B, 4.75%, 9/30/2022	1,182,358	1,170,535
Vertafore, Inc. Senior Secured 1st Lien Term Loan, 1.00%, 6/9/2023	1,204,000	1,201,369

		5,601,825

SPECIALTY RETAIL — 0.1%
Michaels Stores, Inc. Senior Secured Incremental Term Loan B2, 4.00%, 1/28/2020	1,185,728	1,187,768
Party City Holdings, Inc. Senior Secured Term Loan B, 4.25%, 8/19/2022	1,177,547	1,171,659

		2,359,427

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.1%
Dell, Inc.:
Senior Secured Term Loan B, 1.00%, 5/24/2023	1,212,000	1,209,346
Senior Secured Term Loan B2, 4.00%, 4/29/2020	1,132,688	1,130,740

		2,340,086

TRADING COMPANIES & DISTRIBUTORS — 0.1%
Beacon Roofing Supply, Inc. Senior Secured Term Loan B, 4.00%, 10/1/2022	1,140,194	1,141,859
Solenis International LP Senior Secured 1st Lien Term Loan, 4.25%, 7/31/2021	494,716	490,389
Univar, Inc. Senior Secured Term Loan, 4.25%, 7/1/2022	1,192,558	1,177,651

		2,809,899

WIRELESS TELECOMMUNICATION SERVICES — 0.0% (c)
T-Mobile USA, Inc. Senior Secured Term Loan B, 3.50%, 11/9/2022	1,149,412	1,154,625

TOTAL SENIOR FLOATING RATE LOANS
(Cost $106,588,901)		106,534,180

COMMERCIAL MORTGAGE BACKED SECURITIES — 17.0%
A10 Securitization LLC:
Series 2016-1, Class 2A3, CMO, 3.00%, 12/20/2030 (a) (b)	4,486,800	4,591,608
Series 2016-1, Class A1, 2.42%, 3/15/2035 (a)	2,487,000	2,508,486
Ajax Mortgage Loan Trust Series 2015-B, Class A, 3.88%, 7/25/2060 (a) (d)	7,461,391	7,385,831
ALM, Ltd. Series 2012-7A, Class A1, 2.05%, 10/19/2024 (a) (b)	2,500,000	2,471,973
Alternative Loan Trust:
Series 2005-79CB, Class A4, 5.50%, 1/25/2036	12,601,472	10,369,783
Series 2006-24CB, Class A9, 6.00%, 6/25/2036	6,138,369	4,838,718
Series 2007-11T1, Class A21, 6.00%, 5/25/2037	2,460,598	1,890,013
Series 2007-14T2, Class A1, CMO, 6.00%, 7/25/2037	27,813,671	17,993,159
Apidos CLO Series 2013-16A, Class B, ABS, 3.43%, 1/19/2025 (a) (b)	1,250,000	1,231,258
Atrium Series 5A, Class A4, 1.03%, 7/20/2020 (a) (b)	1,000,000	960,979
AVANT Loans Funding Trust Series 2015-A, Class A, 4.00%, 8/16/2021 (a)	1,521,074	1,526,783
BAMLL Commercial Mortgage Securities Trust Series 2015-200P, Class XA, IO, 0.50%, 4/14/2033 (a) (b)	30,000,000	925,500
BAMLL Re-REMIC Trust Series 2011-07C1, Class A3B, 5.38%, 12/15/2016 (a)	550,000	551,305

See accompanying notes to financial statements.

State Street DoubleLine Total Return Tactical Portfolio

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Banc of America Alternative Loan Trust:
Series 2005-7, Class 2CB1, 6.00%, 8/25/2035	$13,844,752	$13,183,040
Series 2005-9, Class 1CB2, CMO, 5.50%, 10/25/2035	8,176,827	7,351,336
Banc of America Commercial Mortgage Trust:
Series 2006-6, Class AM, 5.39%, 10/10/2045	500,000	504,086
Series 2015-UBS7, Class C, 4.51%, 9/15/2048 (b)	945,000	930,487
Banc of America Funding Trust:
Series 2005-5, Class 2A1, 5.50%, 9/25/2035	1,930,513	2,005,653
Series 2006-8T2, Class A4, 5.83%, 10/25/2036 (d)	6,568,140	5,334,085
Series 2007-5, Class CA1, 6.00%, 7/25/2037	9,030,454	6,822,297
Series 2010-R5, Class 1A3, 6.00%, 10/26/2037 (a)	5,838,321	5,050,286
BBCMS Trust Series 2015-STP, Class D, 4.43%, 9/10/2028 (a) (b)	1,750,000	1,759,343
BCAP LLC Trust Series 2012-RR1, Class 3A4, 5.81%, 10/26/2035 (a) (b)	6,908,673	6,139,984
Bear Stearns ALTA Trust Series 2006-1, Class 21A2, 2.84%, 2/25/2036 (b)	5,075,299	3,521,730
BlueMountain CLO, Ltd.:
Series 2012-1A, Class A, 1.95%, 7/20/2023 (a) (b)	2,500,000	2,478,520
Series 2012-2A, Class A1, 2.06%, 11/20/2024 (a) (b)	2,500,000	2,501,917
Series 2013-4A, Class A, 2.13%, 4/15/2025 (a) (b)	2,500,000	2,494,082
Series 2015-1A, Class A2, 2.88%, 4/13/2027 (a) (b)	1,800,000	1,765,768
Series 2015-2A, Class D, 4.18%, 7/18/2027 (a) (b)	750,000	696,656
Series 2015-3A, Class A1, 2.11%, 10/20/2027 (a) (b)	2,500,000	2,476,240
Series 2015-3A, Class B, 3.73%, 10/20/2027 (a) (b)	2,500,000	2,479,887
Series 2015-3A, Class C, 4.18%, 10/20/2027 (a) (b)	2,500,000	2,335,425
BXHTL Mortgage Trust Series 2015-JWRZ, Class A, 1.67%, 5/15/2029 (a) (b)	1,500,000	1,494,934
Carlyle Global Market Strategies CLO, Ltd. Series 2012-4A, Class A, 2.02%, 1/20/2025 (a) (b)	2,500,000	2,496,240
CD Mortgage Trust:
Series 2007-CD4, Class AMFX, 5.37%, 12/11/2049 (b)	2,542,000	2,585,668
Series 2007-CD5, Class AJA, 6.33%, 11/15/2044 (b)	800,000	821,766

CFCRE Commercial Mortgage Trust:
Series 2016-C3, Class XA, IO, 1.26%, 1/10/2048 (b)	25,084,671	1,940,370
Series 2016-C4, Class XA, IO, 1.94%, 5/10/2058 (b)	19,947,176	2,490,704
CGGS Commercial Mortgage Trust Series 2016-RNDB, Class AFL, 2.09%, 2/15/2033 (a) (b)	2,289,000	2,312,069
CHL Mortgage PassThrough Trust:
Series 2005-HYB8, Class 4A1, 2.75%, 12/20/2035 (b)	15,498,998	12,075,341
Series 2005-J2, Class 3A14, 5.50%, 8/25/2035	1,982,903	1,752,075
Series 2007-12, Class A9, CMO, 5.75%, 8/25/2037	6,819,098	5,908,145
Series 2007-HY1, Class 1A1, 3.03%, 4/25/2037 (b)	2,443,715	2,141,820
Citigroup Commercial Mortgage Trust:
Series 2007-C6, Class AMFX, 5.90%, 12/10/2049 (a) (b)	750,000	755,624
Series 2015-GC27, Class D, 4.58%, 2/10/2048 (a) (b)	943,700	719,504
Series 2015-GC31, Class C, 4.20%, 6/10/2048 (b)	1,500,000	1,469,797
Series 2015-GC33, Class C, 4.72%, 9/10/2058 (b)	1,500,000	1,501,565
Series 2015-GC35, Class C, 4.65%, 11/10/2048	1,435,000	1,419,447
Series 2016-GC36, Class XA, IO, 1.51%, 2/10/2049 (b)	22,173,108	2,060,826
Citigroup Mortgage Loan Trust:
Series 2007-AR5, Class 1A2A, 3.00%, 4/25/2037 (b)	4,597,646	4,162,563
Series 2009-7, Class 3A2, 6.00%, 7/25/2036 (a)	6,129,910	3,956,020
CitiMortgage Alternative Loan Trust:
Series 2006-A7, Class 1A8, CMO, 5.75%, 12/25/2036	7,184,013	6,169,833
Series 2007-A1, Class 1A7, 6.00%, 1/25/2037	12,103,429	10,257,062
COBALT CMBS Commercial Mortgage Trust Series 2006-C1, Class AM, 5.25%, 8/15/2048	2,180,000	2,181,271
Colony Mortgage Capital, Ltd. Series 2015-FL3, Class A, 2.41%, 9/5/2032 (a) (b)	1,320,876	1,316,248
COMM Mortgage Trust:
Series 2015-CR22, Class D, 4.26%, 3/10/2048 (a) (b)	1,500,000	1,197,709
Series 2015-CR22, Class XA, IO, 1.16%, 3/10/2048 (b)	10,904,651	650,057
Series 2015-CR23, Class D, 4.40%, 5/10/2048 (b)	900,000	662,970
Series 2015-CR26, Class B, 4.65%, 10/10/2048 (b)	1,600,000	1,720,070
Series 2015-CR26, Class XA, IO, 1.21%, 10/10/2048 (b)	22,805,488	1,591,390

See accompanying notes to financial statements.

State Street DoubleLine Total Return Tactical Portfolio

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Series 2015-DC1, Class D, 4.50%, 2/10/2048 (a) (b)	$750,000	$556,667
Series 2015-DC1, Class XA, IO, 1.33%, 2/10/2048 (b)	9,181,372	621,720
Series 2015-LC19, Class D, 2.87%, 2/10/2048 (a)	1,200,000	873,618
Series 2015-LC21, Class C, 4.46%, 7/10/2048 (b)	968,000	881,360
Series 2016-CR28, Class C, 4.80%, 2/10/2049 (b)	2,235,000	2,204,786
Series 2016-DC2, Class C, 4.80%, 2/10/2049 (b)	1,329,000	1,294,947
Series 2016-DC2, Class XA, IO, 1.14%, 2/10/2049 (b)	19,984,525	1,469,174
Commercial Mortgage Trust Series 2007-GG11, Class AJ, 6.24%, 12/10/2049 (b)	3,000,000	3,013,728
Countrywide Commercial Mortgage Trust Series 2007-MF1, Class A, 6.28%, 11/12/2043 (a) (b)	857,908	878,199
Credit Suisse Commercial Mortgage Trust:
Series 2007-C4, Class A1AM, 6.14%, 9/15/2039 (b)	1,500,000	1,517,314
Series 2007-C5, Class A4, 5.70%, 9/15/2040 (b)	1,648,080	1,684,454
CSAIL Commercial Mortgage Trust:
Series 2015-C2, Class AS, 3.85%, 6/15/2057	900,000	967,923
Series 2015-C4, Class XA, IO, 1.11%, 11/15/2048 (b)	36,516,893	2,246,994
CSMC MortgageBacked Trust:
Series 2006-7, Class 7A7, 6.00%, 8/25/2036	4,219,467	3,828,602
Series 2006-8, Class 4A1, 6.50%, 10/25/2021	7,977,153	6,658,725
CSMC Trust:
Series 2015-RPL1, Class A1, 3.63%, 2/25/2057 (a) (d)	4,415,991	4,359,073
Series 2015-SAND, Class D, 3.29%, 8/15/2030 (a) (b)	1,550,000	1,491,973
Galaxy CLO, Ltd. Series 2013-15A, Class A, 1.88%, 4/15/2025 (a) (b)	2,500,000	2,473,055
GE Commercial Mortgage Corp. Trust Series 2007-C1, Class AM, 5.61%, 12/10/2049 (b)	2,109,000	2,040,187
GS Mortgage Securities Corp. II Series 2013-GC10, Class XA, IO, 1.75%, 2/10/2046 (b)	15,492,826	1,217,620
GS Mortgage Securities Trust:
Series 2014-GC20, Class XA, IO, 1.34%, 4/10/2047 (b)	54,568,850	3,338,921
Series 2014-GC24, Class XA, IO, 1.01%, 9/10/2047 (b)	32,489,343	1,623,603
Series 2015-GC32, Class B, 4.55%, 7/10/2048 (b)	1,500,000	1,579,445

Series 2015-GC32, Class XA, IO, 1.04%, 7/10/2048 (b)	26,734,505	1,434,884
Series 2015-GC34, Class XA, IO, 1.53%, 10/10/2048 (b)	17,431,110	1,563,721
Series 2015-GS1, Class XA, IO, 0.99%, 11/10/2048 (b)	27,157,590	1,627,687
Series 2016-ICE2, Class A, 2.37%, 2/15/2033 (a) (b)	2,225,000	2,240,222
GSAA Home Equity Trust Series 2007-10, Class A2A, 6.50%, 11/25/2037	3,434,895	2,454,077
GSR Mortgage Loan Trust Series 2007-3F, Class 2A1, 5.75%, 5/25/2037	7,727,486	7,416,949
IndyMac INDX Mortgage Loan Trust Series 2006-R1, Class A3, 2.94%, 12/25/2035 (b)	7,652,029	6,246,132
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-LDP9, Class AM, 5.37%, 5/15/2047	1,465,000	1,460,529
Series 2007-C1, Class AM, 6.19%, 2/15/2051 (b)	2,108,000	2,141,336
Series 2007-CB20, Class AJ, 6.28%, 2/12/2051 (b)	1,500,000	1,492,755
Series 2007-LD11, Class AM, 5.93%, 6/15/2049 (b)	2,180,000	2,180,307
Series 2007-LD12, Class AM, 6.20%, 2/15/2051 (b)	800,000	821,318
Series 2008-C2, Class A4, 6.07%, 2/12/2051	1,907,890	1,979,024
Series 2012-C8, Class B, 3.98%, 10/15/2045 (a) (b)	1,775,000	1,887,220
Series 2015-CSMO, Class C, 2.69%, 1/15/2032 (a) (b)	1,500,000	1,488,707
Series 2015-JP1, Class XA, 1.31%, 1/15/2049 (b)	23,251,191	1,568,437
JP Morgan Mortgage Trust:
Series 2006-A3, Class 1A1, 2.83%, 5/25/2036 (b)	12,724,912	11,587,233
Series 2007-S3, Class 1A35, 6.00%, 8/25/2037	16,925,070	14,644,263
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C25, Class XA, IO, 1.15%, 11/15/2047 (b)	6,443,862	370,725
Series 2014-C26, Class C, 4.57%, 1/15/2048 (b)	1,500,000	1,479,255
Series 2015-C27, Class XA, IO, 1.52%, 2/15/2048 (b)	7,901,087	593,033
Series 2015-C28, Class XA, IO, 1.34%, 10/15/2048 (b)	11,925,133	791,983
Series 2015-C30, Class XA, IO, 0.86%, 7/15/2048 (b)	31,004,113	1,222,895
Series 2015-C32, Class C, 4.82%, 11/15/2048 (b)	1,300,000	1,212,803
Series 2015-C33, Class C, 4.77%, 12/15/2048 (b)	1,739,000	1,699,514

See accompanying notes to financial statements.

State Street DoubleLine Total Return Tactical Portfolio

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Series 2016-C1, Class C, 4.91%, 3/15/2049 (b)	$2,180,000	$2,178,683
JPMDB Commercial Mortgage Securities Trust Series 2016-C2, Class XA, IO, 1.87%, 6/15/2049 (b)	22,119,643	2,471,689
LB Commercial Mortgage Trust:
Series 2007-C3, Class AMB, 5.19%, 7/15/2044	1,084,000	1,114,119
Series 2007-C3, Class AMFL, 6.12%, 7/15/2044 (a) (b)	990,000	1,023,088
LBUBS Commercial Mortgage Trust:
Series 2007-C1, Class AJ, 5.48%, 2/15/2040	3,000,000	3,016,465
Series 2007-C2, Class AM, 5.49%, 2/15/2040 (b)	1,110,000	1,125,897
Series 2007-C7, Class AJ, 6.45%, 9/15/2045 (b)	1,615,000	1,615,523
LCM L.P. Series 16A, Class A, 2.13%, 7/15/2026 (a) (b)	2,500,000	2,494,590
Limerock CLO Series 2007-1A, Class B, 1.27%, 4/24/2023 (a) (b)	500,000	473,346
Madison Park Funding, Ltd.:
Series 2014-14A, Class D, 4.23%, 7/20/2026 (a) (b)	1,250,000	1,152,716
Series 2015-16A, Class B, 3.63%, 4/20/2026 (a) (b)	2,500,000	2,486,025
Merrill Lynch Mortgage Investors Trust Series 2006-AF2, Class AF2, 6.25%, 10/25/2036	3,665,080	3,013,753
Merrill Lynch Mortgage Trust:
Series 2006-C1, Class AJ, 5.74%, 5/12/2039 (b)	1,294,044	1,286,425
Series 2007-C1, Class AM, 6.02%, 6/12/2050 (b)	2,180,000	2,142,491
ML-CFC Commercial Mortgage Trust Series 2007-7, Class A4, 5.81%, 6/12/2050 (b)	2,174,637	2,238,273
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C12, Class XA, IO, 1.11%, 10/15/2046 (b)	19,230,162	732,135
Series 2013-C7, Class XA, IO, 1.76%, 2/15/2046 (b)	18,403,525	1,231,941
Series 2015-C20, Class A4, 3.25%, 2/15/2048	355,000	374,584
Series 2015-C20, Class C, 4.61%, 2/15/2048 (b)	500,000	479,366
Series 2015-C25, Class C, 4.68%, 10/15/2048 (b)	1,700,000	1,676,441
Series 2015-C27, Class C, 4.69%, 12/15/2047 (b)	1,219,000	1,188,883
Series 2015-C27, Class D, 3.24%, 12/15/2047 (a) (b)	1,750,000	1,113,711

Series 2016-C28, Class XA, IO, 1.45%, 1/15/2049 (b)	24,276,871	2,112,520
Morgan Stanley Capital I Trust:
Series 2007-IQ14, Class A4, 5.69%, 4/15/2049 (b)	1,616,210	1,646,560
Series 2015-UBS8, Class XA, IO, 1.14%, 12/15/2048 (b)	26,297,314	1,804,493
Series 2015-XLF1, Class D, 3.44%, 8/14/2031 (a) (b)	750,000	742,282
Morgan Stanley Mortgage Loan Trust Series 2005-3AR, Class 2A1, 2.88%, 7/25/2035 (b)	9,690,037	8,093,151
OZLM, Ltd. Series 2014-6A, Class A2A, 2.78%, 4/17/2026 (a) (b)	2,500,000	2,444,625
Race Point CLO, Ltd. Series 2012-7A, Class A, 2.05%, 11/8/2024 (a) (b)	2,500,000	2,490,245
RALI Trust Series 2004-QS7, Class A4, 5.50%, 5/25/2034	2,066,954	2,098,098
Residential Asset Securitization Trust Series 2005-A13, Class 1A7, 5.50%, 10/25/2035	3,538,199	3,231,362
Structured Adjustable Rate Mortgage Loan Trust:
Series 2005-21, Class 1A, 3.01%, 11/25/2035 (b)	3,125,623	2,467,639
Series 2006-8, Class 4A3, 4.83%, 9/25/2036 (b)	2,368,261	2,059,652
Structured Asset Securities Corp. Mortgage Loan Trust Series 2006-BC4, Class A4, 0.62%, 12/25/2036 (b)	3,665,301	3,134,471
Towd Point Mortgage Trust Series 2015-1, Class AE, 3.00%, 10/25/2053 (a)	3,128,589	3,148,721
Venture CLO, Ltd. Series 2014-17A, Class B2, 2.73%, 7/15/2026 (a) (b)	2,500,000	2,423,823
Wachovia Bank Commercial Mortgage Trust:
Series 2006-C24, Class AJ, 5.66%, 3/15/2045 (b)	183,577	183,364
Series 2006-C28, Class AJ, 5.63%, 10/15/2048 (b)	1,500,000	1,496,917
Series 2007-C33, Class AJ, 6.15%, 2/15/2051 (b)	1,600,000	1,586,773
Series 2007-C33, Class AM, 6.15%, 2/15/2051 (b)	1,550,000	1,596,086
Series 2007-C34, Class A3, 5.68%, 5/15/2046	707,202	728,245
Washington Mutual Mortgage PassThrough Certificates WMALT Trust:
Series 2005-8, Class 2CB1, 5.50%, 10/25/2035	3,464,707	3,393,413

See accompanying notes to financial statements.

State Street DoubleLine Total Return Tactical Portfolio

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Series 2006-5, Class 3A2, 6.00%, 7/25/2036 (d)	$3,643,929	$1,650,774
Waterfall Commercial Mortgage Trust Series 2015-SBC5, Class A, 4.10%, 9/14/2022 (a) (b)	14,940,052	14,361,245
Wells Fargo Commercial Mortgage Trust:
Series 2014-LC16, Class D, 3.94%, 8/15/2050 (a)	920,000	721,803
Series 2015-C26, Class D, 3.59%, 2/15/2048 (a)	900,000	623,846
Series 2015-C26, Class XA, IO, 1.54%, 2/15/2048 (b)	9,317,601	748,054
Series 2015-C27, Class C, 3.89%, 2/15/2048	750,000	692,547
Series 2015-C28, Class C, 4.27%, 5/15/2048 (b)	1,500,000	1,408,853
Series 2015-LC20, Class XA, IO, 1.55%, 4/15/2050 (b)	7,932,647	640,903
Series 2015-NXS1, Class XA, IO, 1.34%, 5/15/2048 (b)	9,910,559	710,704
Series 2015-NXS2, Class XA, IO, 0.94%, 7/15/2058 (b)	29,816,585	1,443,379
Series 2015-NXS3, Class C, 4.64%, 9/15/2057 (b)	1,600,000	1,533,992
Series 2015-P2, Class A4, 3.81%, 12/15/2048	1,568,000	1,724,635
Series 2015-P2, Class XA, IO, 1.17%, 12/15/2048 (b)	22,148,517	1,524,257
Series 2016-C32, Class C, 4.88%, 1/15/2059 (b)	1,581,000	1,600,970
Series 2016-C33, Class XA, IO, 1.98%, 3/15/2059 (b)	15,623,084	1,862,873
Wells Fargo Mortgage Backed Securities Trust Series 2007-AR4, Class A1, CMO, 2.86%, 8/25/2037 (b)	11,788,117	10,667,377
WFRBS Commercial Mortgage Trust:
Series 2014-C19, Class XA, IO, 1.42%, 3/15/2047 (b)	10,571,945	663,979
Series 2014-C21, Class XA, IO, 1.32%, 8/15/2047 (b)	19,620,166	1,272,395

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $461,856,407)		448,679,573

MORTGAGE-BACKED SECURITIES — 0.3%
Citigroup Commercial Mortgage Trust Series 2007-C6, Class AM, 5.90%, 12/10/2049 (b)	800,000	802,850
COMM Mortgage Trust Series 2013-CR12, Class XA, IO, 1.54%, 10/10/2046 (b)	33,994,841	2,258,345
Commercial Mortgage Trust Series 2007-GG11, Class AM, 5.87%, 12/10/2049 (b)	225,000	232,752

Credit Suisse Commercial Mortgage Trust Series 2008-C1, Class AM, 6.27%, 2/15/2041 (a) (b)	1,700,000	1,774,356
GS Mortgage Securities Trust Series 2007-GG10, Class A4, 5.99%, 8/10/2045 (b)	1,524,694	1,562,181
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, Class AM, 5.38%, 12/15/2043	1,750,000	1,780,244

TOTAL MORTGAGE-BACKED SECURITIES (Cost $8,654,310)		8,410,728

U.S. GOVERNMENT AGENCY OBLIGATIONS — 41.3%
Federal Home Loan Mortgage Corp.:
3.00%, 6/15/2044	13,969,663	14,428,305
3.00%, 1/1/2045	3,849,294	3,991,354
3.00%, 2/1/2045	2,674,770	2,773,484
3.00%, 3/1/2045	2,750,684	2,852,199
3.00%, 4/1/2045	18,568,636	19,253,919
3.00%, 5/1/2045	9,350,640	9,695,729
3.00%, 7/1/2045	4,744,546	4,919,646
3.00%, 8/1/2045	24,773,344	25,687,614
3.00%, 10/1/2045	15,997,292	16,587,679
3.00%, 12/1/2045	30,995,409	32,139,307
3.00%, 12/1/2045	38,811,792	40,244,157
3.00%, 1/1/2046	21,484,456	22,277,348
3.50%, 2/1/2045	5,287,805	5,576,803
3.50%, 4/1/2045	9,176,785	9,678,330
3.50%, 4/1/2045	7,345,857	7,747,336
3.50%, 4/1/2045	24,969,567	26,334,246
3.50%, 6/1/2045	16,664,933	17,575,733
3.50%, 10/1/2045	19,533,406	20,600,979
3.50%, 2/1/2046	24,499,196	25,848,908
4.50%, 6/1/2044	3,530,299	3,849,288
IO, 5.56%, 5/15/2041 (b)	21,231,885	3,876,335
Series 3822, Class ZG, 4.00%, 2/15/2041	3,391,430	3,901,976
Series 3889, Class VZ, 4.00%, 7/15/2041	18,392,161	19,908,130
Series 3935, Class SJ, IO, 6.21%, 5/15/2041 (b)	5,078,147	717,874
Series 4165, Class ZT, 3.00%, 2/15/2043	14,800,496	14,756,653
Series 4215, Class KC, 2.25%, 3/15/2038	26,196,777	26,765,171
Series 4364, Class ZX, CMO, REMIC, 4.00%, 7/15/2044	36,749,493	42,120,741
Series 4434, Class LZ, 3.00%, 2/15/2045	3,122,276	3,125,029
Series 4444, Class CZ, 3.00%, 2/15/2045	11,448,347	11,348,808
Series 4447, Class A, 3.00%, 6/15/2041	2,908,701	3,046,827
Series 4447, Class Z, 3.00%, 3/15/2045	3,778,680	3,908,320
Series 4471, Class BA, 3.00%, 12/15/2041	9,194,949	9,660,208

See accompanying notes to financial statements.

State Street DoubleLine Total Return Tactical Portfolio

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Series 4471, Class GA, 3.00%, 2/15/2044	$13,315,498	$13,863,027
Series 4474, Class ZX, CMO, REMIC, 4.00%, 4/15/2045	10,806,938	12,339,264
Series 4481, Class B, 3.00%, 12/15/2042	9,266,554	9,601,412
Series 4483, Class CA, 3.00%, 6/15/2044	17,740,676	18,677,379
Series 4491, Class B, 3.00%, 8/15/2040	18,686,648	19,345,237
Series 4492, Class GZ, 3.50%, 7/15/2045	7,845,955	8,375,280
Series 4499, Class AB, 3.00%, 6/15/2042	18,661,115	19,326,655
Series 4503, Class AB, CMO, REMIC, 3.00%, 11/15/2040	12,820,637	13,254,278
Series 4504, Class CA, 3.00%, 4/15/2044	20,250,999	21,332,471
Series 4511, Class QA, 3.00%, 1/15/2041	18,810,939	19,527,577
Series 4511, Class QC, 3.00%, 12/15/2040	14,037,505	14,600,946
Series 4543, Class HG, 2.70%, 4/15/2044	23,854,059	24,488,611
Series 4582, Class HA, 3.00%, 9/15/2045	19,826,371	20,736,732
Series K053, Class A2, 3.00%, 12/25/2025	2,232,000	2,395,405
Federal National Mortgage Association:
3.00%, 11/1/2030	26,582,689	27,884,166
3.00%, 10/1/2034	5,900,991	6,187,026
3.00%, 4/1/2035	4,555,628	4,777,604
3.00%, 4/1/2035	5,258,115	5,514,320
3.00%, 5/1/2035	2,628,572	2,756,650
3.00%, 5/1/2035	2,704,897	2,836,694
3.00%, 6/1/2036	19,922,397	20,899,993
3.00%, 4/1/2040	21,634,876	22,457,116
3.00%, 1/1/2045	3,415,964	3,503,448
3.00%, 2/1/2045	3,674,575	3,770,112
3.00%, 3/1/2045	3,707,270	3,848,166
3.00%, 4/1/2045	16,206,739	16,628,336
3.00%, 7/1/2045	14,503,197	14,886,001
3.00%, 7/1/2046	49,000,000	50,305,679
3.50%, 9/1/2034	4,379,772	4,659,777
3.50%, 12/1/2034	3,888,926	4,137,551
3.50%, 2/1/2035	2,495,667	2,656,222
3.50%, 1/1/2045	17,071,203	18,009,142
3.50%, 2/1/2045	8,224,635	8,679,803
3.50%, 6/1/2045	17,261,609	18,216,904
4.50%, 3/1/2044	1,909,002	2,083,058
4.50%, 3/1/2044	3,111,469	3,395,162
4.50%, 6/1/2044	2,819,892	3,077,000
4.50%, 7/1/2044	2,974,540	3,245,748
4.50%, 2/1/2045	3,302,748	3,603,881
Series 2010-109, Class N, 3.00%, 10/25/2040	5,316,566	5,559,982
Series 2011-51, Class CI, CMO, IO, REMIC, 5.55%, 6/25/2041 (b)	15,663,879	2,488,271

Series 2012-127, Class PA, 2.75%, 11/25/2042	5,831,783	5,985,059
Series 2012-151, Class SB, 5.32%, 1/25/2043 (b)	1,546,036	1,503,984
Series 2013-114, Class HZ, CMO, REMIC, 3.00%, 11/25/2038	15,459,130	15,645,989
Series 2013-30, Class PS, 5.32%, 4/25/2043 (b)	1,718,187	1,699,775
Series 2014-21, Class GZ, 3.00%, 4/25/2044	5,908,411	5,847,186
Series 2014-39, Class ZA, CMO, REMIC, 3.00%, 7/25/2044	8,494,056	8,583,083
Series 2015-42, Class CA, 3.00%, 3/25/2044	10,631,836	11,132,501
Series 2015-9, Class HA, 3.00%, 1/25/2045	19,666,256	20,645,040
Series 2015-95, Class AP, CMO, REMIC, 3.00%, 8/25/2042	28,103,105	29,247,589
Series 2016-21, Class BZ, CMO, REMIC, 3.00%, 4/25/2046	4,363,802	4,384,127
Series 2016-32, Class LA, CMO, REMIC, 3.00%, 10/25/2044	19,782,679	20,781,275
Series 2016-M3, Class A2, 2.70%, 2/25/2026	2,150,000	2,248,234
Government National Mortgage Association:
Series 2013-169, Class SE, IO, 5.61%, 11/16/2043 (b)	5,132,328	769,005
Series 2013-34, Class PL, 3.00%, 3/20/2042	17,510,032	18,136,758
Series 2014-43, Class PS, IO, 5.73%, 7/20/2042 (b)	15,050,376	1,970,365

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $1,064,071,732)		1,087,710,492

U.S. TREASURY OBLIGATIONS — 8.8%
Treasury Bond 3.13%, 2/15/2043	27,200,000	32,003,247
Treasury Notes:
0.88%, 6/15/2017	24,200,000	24,285,911
1.38%, 4/30/2020	68,400,000	69,694,811
1.75%, 3/31/2022	40,500,000	41,847,436
2.00%, 2/15/2025	60,200,000	62,959,568
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $223,655,281)		230,790,973
SHORT-TERM INVESTMENT — 13.4%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (e) (f) (Cost $351,792,987)	351,792,987	351,792,987

TOTAL INVESTMENTS — 103.2% (Cost $2,692,877,577)		2,719,327,102
LIABILITIES IN EXCESS OF OTHER ASSETS — (3.2)%		(83,254,125)

NET ASSETS — 100.0%		$2,636,072,977

See accompanying notes to financial statements.

State Street DoubleLine Total Return Tactical Portfolio

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

(a)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 8.7% of net assets as of June 30, 2016, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)	Variable Rate Security — Interest rate shown is rate in effect at June 30, 2016.
(c)	Amount is less than 0.05% of net assets.
(d)	Step-up bond — Coupon rate increases in increments to maturity. Rate shown as of June 30, 2016. Maturity date shown is the final maturity.
(e)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(f)	The rate shown is the annualized seven-day yield at June 30, 2016.

CMO Collateralized Mortgage Obligation

IO Interest Only

MTN Medium Term Note

REMIC Real Estate Mortgage Investment Conduit

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Asset-Backed Securities	$—	$39,378,923	$—	$39,378,923
Corporate Bonds & Notes
Australia	—	2,647,129	—	2,647,129
Barbados	—	1,056,000	—	1,056,000
Belgium	—	2,622,006	—	2,622,006
Bermuda	—	471,394	—	471,394
Brazil	—	12,770,690	—	12,770,690
Canada	—	7,064,744	—	7,064,744
Cayman Islands	—	543,819	—	543,819
Chile	—	29,624,793	—	29,624,793
China	—	5,085,749	—	5,085,749
Colombia	—	41,824,925	—	41,824,925
Costa Rica	—	3,809,100	—	3,809,100
Dominican Republic	—	5,189,000	—	5,189,000
Guatemala	—	9,219,883	—	9,219,883
Hong Kong	—	3,641,566	—	3,641,566
India	—	19,847,759	—	19,847,759
Israel	—	9,953,950	—	9,953,950
Jamaica	—	3,857,375	—	3,857,375
Malaysia	—	6,227,478	—	6,227,478
Mexico	—	38,640,124	—	38,640,124
Netherlands	—	4,874,579	—	4,874,579
New Zealand	—	1,351,688	—	1,351,688
Panama	—	12,895,937	—	12,895,937
Paraguay	—	4,114,313	—	4,114,313
Peru	—	22,439,961	—	22,439,961
Qatar	—	458,254	—	458,254

See accompanying notes to financial statements.

State Street DoubleLine Total Return Tactical Portfolio

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Singapore	$—	$14,677,923	$—	$14,677,923
Trinidad And Tobago	—	4,036,500	—	4,036,500
United States	—	168,360,263	—	168,360,263
Foreign Government Obligations
Costa Rica	—	2,110,062	—	2,110,062
Mexico	—	2,290,782	—	2,290,782
Panama	—	4,321,500	—	4,321,500
Senior Floating Rate Loans
Aerospace & Defense	—	1,843,768	—	1,843,768
Auto Components	—	308,124	—	308,124
Beverages	—	576,437	—	576,437
Building Products	—	1,176,785	—	1,176,785
Capital Markets	—	1,005,716	—	1,005,716
Chemicals	—	5,481,837	—	5,481,837
Commercial Services & Supplies	—	7,182,306	—	7,182,306
Construction & Engineering	—	1,176,408	—	1,176,408
Containers & Packaging	—	3,896,651	—	3,896,651
Diversified Consumer Services	—	1,184,325	—	1,184,325
Diversified Financial Services	—	1,207,697	—	1,207,697
Diversified Telecommunication Services	—	2,286,091	—	2,286,091
Electric Utilities	—	1,771,952	—	1,771,952
Food & Staples Retailing	—	1,213,377	—	1,213,377
Food Products	—	7,187,130	—	7,187,130
Health Care Equipment & Supplies	—	1,153,273	—	1,153,273
Health Care Providers & Services	—	9,563,466	—	9,563,466
Hotels, Restaurants & Leisure	—	8,261,738	—	8,261,738
Household Durables	—	2,370,639	—	2,370,639
Household Products	—	2,432,735	—	2,432,735
Insurance	—	905,145	—	905,145
Internet Software & Services	—	1,214,796	—	1,214,796
IT Services	—	2,373,348	—	2,373,348
Life Sciences Tools & Services	—	1,147,238	—	1,147,238
Machinery	—	1,158,131	—	1,158,131
Media	—	9,535,628	—	9,535,628
Multiline Retail	—	1,207,943	—	1,207,943
Oil, Gas & Consumable Fuels	—	344,939	—	344,939
Personal Products	—	2,324,745	—	2,324,745
Pharmaceuticals	—	1,197,324	—	1,197,324
Professional Services	—	1,148,848	—	1,148,848
Real Estate Investment Trusts (REITs)	—	1,202,199	—	1,202,199

See accompanying notes to financial statements.

State Street DoubleLine Total Return Tactical Portfolio

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Real Estate Management & Development	$—	$250,556	$—	$250,556
Road & Rail	—	2,405,433	—	2,405,433
Semiconductors & Semiconductor Equipment	—	4,571,590	—	4,571,590
Software	—	5,601,825	—	5,601,825
Specialty Retail	—	2,359,427	—	2,359,427
Technology Hardware, Storage & Peripherals	—	2,340,086	—	2,340,086
Trading Companies & Distributors	—	2,809,899	—	2,809,899
Wireless Telecommunication Services	—	1,154,625	—	1,154,625
Commercial Mortgage Backed Securities	—	448,679,573	—	448,679,573
Mortgage-Backed Securities	—	8,410,728	—	8,410,728
U.S. Government Agency Obligations	—	1,087,710,492	—	1,087,710,492
U.S. Treasury Obligations	—	230,790,973	—	230,790,973
Short-Term Investment	351,792,987	—	—	351,792,987

TOTAL INVESTMENTS	$351,792,987	$2,367,534,115	$—	$2,719,327,102

Affiliate Table

	Number of Shares Held at 6/30/15	Value At 6/30/15	Shares		Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
			Purchased	Sold
State Street Institutional Liquid Reserves Fund, Premier Class	152,859,462	$152,859,462	1,649,219,723	1,450,286,198	351,792,987	$351,792,987	$648,464	$—

See accompanying notes to financial statements.

SSGA MFS SYSTEMATIC CORE EQUITY PORTFOLIO

SPDR MFS Systematic Core Equity ETF is a feeder fund that invests substantially all of its investable assets in a master fund, the SSGA MFS Systematic Core Equity Portfolio. The schedule of investments for the SSGA MFS Systematic Core Equity Portfolio follows.

SSGA MFS Systematic Core Equity Portfolio

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Shares	Value

COMMON STOCKS — 98.7%
AEROSPACE & DEFENSE — 4.0%
General Dynamics Corp.	340	$47,342
Northrop Grumman Corp.	845	187,826

		235,168

BANKS — 6.2%
JPMorgan Chase & Co.	3,841	238,680
Wells Fargo & Co.	2,555	120,928

		359,608

BIOTECHNOLOGY — 4.7%
Amgen, Inc.	615	93,572
Gilead Sciences, Inc.	2,199	183,441

		277,013

CHEMICALS — 2.7%
LyondellBasell Industries NV Class A	2,082	154,942

CONSUMER FINANCE — 1.1%
Discover Financial Services	1,212	64,951

DIVERSIFIED TELECOMMUNICATION SERVICES — 3.7%
Verizon Communications, Inc.	3,867	215,933

ELECTRIC UTILITIES — 3.3%
Exelon Corp.	5,310	193,071

FOOD & STAPLES RETAILING — 1.1%
Kroger Co.	1,699	62,506

FOOD PRODUCTS — 5.4%
Archer-Daniels-Midland Co.	2,725	116,875
Mondelez International, Inc. Class A	930	42,324
Tyson Foods, Inc. Class A	2,354	157,224

		316,423

HEALTH CARE PROVIDERS & SERVICES — 4.1%
Aetna, Inc.	616	75,232
Anthem, Inc.	751	98,637
UnitedHealth Group, Inc.	471	66,505

		240,374

HOTELS, RESTAURANTS & LEISURE — 4.2%
Carnival Corp.	1,149	50,786
McDonald’s Corp.	491	59,087
Royal Caribbean Cruises, Ltd.	2,028	136,180

		246,053

HOUSEHOLD PRODUCTS — 1.0%
Procter & Gamble Co.	697	59,015

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 2.0%
AES Corp.	9,280	115,814

INSURANCE — 5.9%
MetLife, Inc.	4,108	163,622
Security Description	Shares	Value
Prudential Financial, Inc.	2,539	181,132

		344,754

INTERNET & CATALOG RETAIL — 7.4%
Amazon.com, Inc. (a)	402	287,679
Priceline Group, Inc. (a)	118	147,313

		434,992

MEDIA — 2.2%
Charter Communications, Inc. Class A (a)	289	66,077
Comcast Corp. Class A	946	61,670

		127,747

MULTILINE RETAIL — 0.7%
Target Corp.	605	42,241

OIL, GAS & CONSUMABLE FUELS — 5.3%
Exxon Mobil Corp.	1,674	156,921
Valero Energy Corp.	3,011	153,561

		310,482

PHARMACEUTICALS — 8.4%
Eli Lilly & Co.	1,605	126,394
Johnson & Johnson	1,756	213,003
Merck & Co., Inc.	2,597	149,613

		489,010

REAL ESTATE INVESTMENT TRUSTS (REITS) — 2.8%
Extra Space Storage, Inc. REIT	1,743	161,297

SOFTWARE — 5.6%
Activision Blizzard, Inc.	2,698	106,922
Oracle Corp.	2,387	97,700
Take-Two Interactive Software, Inc. (a)	3,208	121,647

		326,269

SPECIALTY RETAIL — 4.5%
Best Buy Co., Inc.	5,169	158,171
O’Reilly Automotive, Inc. (a)	386	104,645

		262,816

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 6.4%
Apple, Inc.	1,925	184,030
Hewlett Packard Enterprise Co.	7,724	141,118
HP, Inc.	3,817	47,903

		373,051

TEXTILES, APPAREL & LUXURY GOODS — 1.8%
Michael Kors Holdings, Ltd. (a)	2,145	106,135

TOBACCO — 4.2%
Altria Group, Inc.	1,205	83,097
Philip Morris International, Inc.	1,567	159,395

		242,492

TOTAL COMMON STOCKS (Cost $5,769,415)		5,762,157

SHORT-TERM INVESTMENT — 1.2%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (b) (c) (Cost $70,177)	70,177	70,177

TOTAL INVESTMENTS — 99.9% (Cost $5,839,592)		5,832,334
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		4,829

NET ASSETS — 100.0%		$5,837,163

(a)	Non-income producing security.
(b)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(c)	The rate shown is the annualized seven-day yield at June 30, 2016.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

SSGA MFS Systematic Core Equity Portfolio

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Aerospace & Defense	$235,168	$—	$—	$235,168
Banks	359,608	—	—	359,608
Biotechnology	277,013	—	—	277,013
Chemicals	154,942	—	—	154,942
Consumer Finance	64,951	—	—	64,951
Diversified Telecommunication Services	215,933	—	—	215,933
Electric Utilities	193,071	—	—	193,071
Food & Staples Retailing	62,506	—	—	62,506
Food Products	316,423	—	—	316,423
Health Care Providers & Services	240,374	—	—	240,374
Hotels, Restaurants & Leisure	246,053	—	—	246,053
Household Products	59,015	—	—	59,015
Independent Power Producers & Energy Traders	115,814	—	—	115,814
Insurance	344,754	—	—	344,754
Internet & Catalog Retail	434,992	—	—	434,992
Media	127,747	—	—	127,747
Multiline Retail	42,241	—	—	42,241
Oil, Gas & Consumable Fuels	310,482	—	—	310,482
Pharmaceuticals	489,010	—	—	489,010
Real Estate Investment Trusts (REITs)	161,297	—	—	161,297
Software	326,269	—	—	326,269
Specialty Retail	262,816	—	—	262,816
Technology Hardware, Storage & Peripherals	373,051	—	—	373,051
Textiles, Apparel & Luxury Goods	106,135	—	—	106,135
Tobacco	242,492	—	—	242,492
Short-Term Investment	70,177	—	—	70,177

TOTAL INVESTMENTS	$5,832,334	$—	$—	$5,832,334

Affiliate Table

	Number of Shares Held at 6/30/15	Value At 6/30/15	Shares		Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
			Purchased	Sold
State Street Institutional Liquid Reserves Fund, Premier Class	26,105	$26,105	203,801	159,729	70,177	$70,177	$144	$—

See accompanying notes to financial statements.

SSGA MFS SYSTEMATIC GROWTH EQUITY PORTFOLIO

SPDR MFS Systematic Growth Equity ETF is a feeder fund that invests substantially all of its investable assets in a master fund, the SSGA MFS Systematic Growth Equity Portfolio. The schedule of investments for the SSGA MFS Systematic Growth Equity Portfolio follows.

SSGA MFS Systematic Growth Equity Portfolio

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Shares	Value

COMMON STOCKS — 98.6%
AEROSPACE & DEFENSE — 3.2%
Huntington Ingalls Industries, Inc.	586	$98,466
Northrop Grumman Corp.	1,293	287,408

		385,874

AUTO COMPONENTS — 1.9%
Lear Corp.	2,295	233,539

BANKS — 0.9%
JPMorgan Chase & Co.	1,712	106,384

BEVERAGES — 2.2%
Coca-Cola Co.	5,863	265,770

BIOTECHNOLOGY — 5.9%
Amgen, Inc.	1,691	257,286
Gilead Sciences, Inc.	5,514	459,978

		717,264

CHEMICALS — 2.8%
LyondellBasell Industries NV Class A	4,657	346,574

DIVERSIFIED TELECOMMUNICATION SERVICES — 2.6%
Verizon Communications, Inc.	5,772	322,308

FOOD & STAPLES RETAILING — 4.3%
CVS Health Corp.	1,755	168,024
Kroger Co.	9,704	357,010

		525,034

FOOD PRODUCTS — 3.3%
Tyson Foods, Inc. Class A	6,077	405,883

HEALTH CARE PROVIDERS & SERVICES — 6.8%
Anthem, Inc.	2,450	321,783
HCA Holdings, Inc. (a)	1,159	89,255
McKesson Corp.	1,810	337,837
UnitedHealth Group, Inc.	517	73,000

		821,875

HOTELS, RESTAURANTS & LEISURE — 2.7%
Carnival Corp.	3,139	138,744
McDonald’s Corp.	621	74,731
Norwegian Cruise Line Holdings, Ltd. (a)	2,985	118,922

		332,397

INSURANCE — 1.9%
Prudential Financial, Inc.	3,230	230,428

INTERNET & CATALOG RETAIL — 10.1%
Amazon.com, Inc. (a)	1,084	775,732
Priceline Group, Inc. (a)	359	448,179

		1,223,911

INTERNET SOFTWARE & SERVICES — 4.1%
Alphabet, Inc. Class A (a)	109	76,685
Facebook, Inc. Class A (a)	667	76,225
VeriSign, Inc. (a)	3,958	342,208

		495,118

IT SERVICES — 6.9%
Cognizant Technology Solutions Corp. Class A (a)	1,580	90,439
Fiserv, Inc. (a)	1,490	162,008
Global Payments, Inc.	5,189	370,391

International Business Machines Corp.	1,411	214,161

		836,999

MEDIA — 5.3%
Charter Communications, Inc. Class A (a)	654	149,530
Comcast Corp. Class A	7,552	492,315

		641,845

PHARMACEUTICALS — 5.5%
Bristol-Myers Squibb Co.	2,789	205,131
Eli Lilly & Co.	1,794	141,277
Johnson & Johnson	1,779	215,793
Merck & Co., Inc.	1,873	107,904

		670,105

REAL ESTATE INVESTMENT TRUSTS (REITS) — 2.7%
Extra Space Storage, Inc. REIT	1,325	122,616
Simon Property Group, Inc. REIT	938	203,452

		326,068

ROAD & RAIL — 0.6%
Union Pacific Corp.	886	77,304

SOFTWARE — 9.3%
Electronic Arts, Inc. (a)	6,043	457,818
Oracle Corp.	7,209	295,064
Take-Two Interactive Software, Inc. (a)	9,936	376,773

		1,129,655

SPECIALTY RETAIL — 3.8%
AutoZone, Inc. (a)	189	150,036
Best Buy Co., Inc.	8,237	252,052
O’Reilly Automotive, Inc. (a)	140	37,954
Urban Outfitters, Inc. (a)	952	26,180

		466,222

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 2.2%
Apple, Inc.	2,810	268,636

TEXTILES, APPAREL & LUXURY GOODS — 3.6%
Michael Kors Holdings, Ltd. (a)	8,750	432,950

TOBACCO — 4.5%
Altria Group, Inc.	4,948	341,214
Security Description	Shares	Value
Philip Morris International, Inc.	2,063	209,848

		551,062

TRADING COMPANIES & DISTRIBUTORS — 1.5%
United Rentals, Inc. (a)	2,654	178,083

TOTAL COMMON STOCKS (Cost $11,558,334)		11,991,288

SHORT-TERM INVESTMENT — 1.4%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (b) (c) (Cost $175,794)	175,794	175,794

TOTAL INVESTMENTS — 100.0% (Cost $11,734,128)		12,167,082
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.0%		927

NET ASSETS — 100.0%		$12,168,009

See accompanying notes to financial statements.

SSGA MFS Systematic Growth Equity Portfolio

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

(a)	Non-income producing security.
(b)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(c)	The rate shown is the annualized seven-day yield at June 30, 2016.

REIT	Real Estate Investment Trust

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Aerospace & Defense	$385,874	$—	$—	$385,874
Auto Components	233,539	—	—	233,539
Banks	106,384	—	—	106,384
Beverages	265,770	—	—	265,770
Biotechnology	717,264	—	—	717,264
Chemicals	346,574	—	—	346,574
Diversified Telecommunication Services	322,308	—	—	322,308
Food & Staples Retailing	525,034	—	—	525,034
Food Products	405,883	—	—	405,883
Health Care Providers & Services	821,875	—	—	821,875
Hotels, Restaurants & Leisure	332,397	—	—	332,397
Insurance	230,428	—	—	230,428
Internet & Catalog Retail	1,223,911	—	—	1,223,911
Internet Software & Services	495,118	—	—	495,118
IT Services	836,999	—	—	836,999
Media	641,845	—	—	641,845
Pharmaceuticals	670,105	—	—	670,105
Real Estate Investment Trusts (REITs)	326,068	—	—	326,068
Road & Rail	77,304	—	—	77,304
Software	1,129,655	—	—	1,129,655
Specialty Retail	466,222	—	—	466,222
Technology Hardware, Storage & Peripherals	268,636	—	—	268,636
Textiles, Apparel & Luxury Goods	432,950	—	—	432,950
Tobacco	551,062	—	—	551,062
Trading Companies & Distributors	178,083	—	—	178,083
Short-Term Investment	175,794	—	—	175,794

TOTAL INVESTMENTS	$12,167,082	$—	$—	$12,167,082

See accompanying notes to financial statements.

SSGA MFS Systematic Growth Equity Portfolio

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Affiliate Table

	Number of Shares Held at 6/30/15	Value At 6/30/15	Shares		Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
			Purchased	Sold
State Street Institutional Liquid Reserves Fund, Premier Class	63,671	$63,671	498,592	386,469	175,794	$175,794	$351	$—

See accompanying notes to financial statements.

SSGA MFS SYSTEMATIC VALUE EQUITY PORTFOLIO

SPDR MFS Systematic Value Equity ETF is a feeder fund that invests substantially all of its investable assets in a master fund, the SSGA MFS Systematic Value Equity Portfolio. The schedule of investments for the SSGA MFS Systematic Value Equity Portfolio follows.

SSGA MFS Systematic Value Equity Portfolio

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Shares	Value

COMMON STOCKS — 98.7%
AEROSPACE & DEFENSE — 3.8%
Northrop Grumman Corp.	451	$100,248

AUTO COMPONENTS — 1.0%
Goodyear Tire & Rubber Co.	1,004	25,763

AUTOMOBILES — 1.8%
General Motors Co.	1,640	46,412

BANKS — 11.8%
Citigroup, Inc.	1,631	69,138
JPMorgan Chase & Co.	2,129	132,296
Wells Fargo & Co.	2,239	105,972

		307,406

BIOTECHNOLOGY — 1.4%
Gilead Sciences, Inc.	452	37,706

CHEMICALS — 2.6%
LyondellBasell Industries NV Class A	896	66,680

COMMUNICATIONS EQUIPMENT — 1.8%
Cisco Systems, Inc.	1,678	48,142

CONSUMER FINANCE — 1.7%
Discover Financial Services	831	44,533

DIVERSIFIED TELECOMMUNICATION SERVICES — 1.2%
Verizon Communications, Inc.	556	31,047

ELECTRIC UTILITIES — 7.2%
Exelon Corp.	2,794	101,590
PG&E Corp.	854	54,587
PPL Corp.	837	31,597

		187,774

ENERGY EQUIPMENT & SERVICES — 0.9%
Schlumberger, Ltd.	290	22,933

FOOD PRODUCTS — 4.9%
Bunge, Ltd.	670	39,631
Tyson Foods, Inc. Class A	1,331	88,897

		128,528

HEALTH CARE EQUIPMENT & SUPPLIES — 0.6%
Abbott Laboratories	407	15,999

HEALTH CARE PROVIDERS & SERVICES — 3.9%
Anthem, Inc.	167	21,934
Cardinal Health, Inc.	309	24,105
HCA Holdings, Inc. (a)	460	35,425
UnitedHealth Group, Inc.	151	21,321

		102,785

HOTELS, RESTAURANTS & LEISURE — 3.4%
Carnival Corp.	1,593	70,411
Royal Caribbean Cruises, Ltd.	266	17,862

		88,273

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 2.4%
AES Corp.	5,123	63,935

INDUSTRIAL CONGLOMERATES — 1.6%
Danaher Corp.	424	42,824

INSURANCE — 7.3%
MetLife, Inc.	1,638	65,242
Prudential Financial, Inc.	1,027	73,266

Travelers Cos., Inc.	192	22,856
Validus Holdings, Ltd.	629	30,563

		191,927

INTERNET & CATALOG RETAIL — 1.4%
Priceline Group, Inc. (a)	30	37,452

OIL, GAS & CONSUMABLE FUELS — 11.0%
Chevron Corp.	160	16,773
Exxon Mobil Corp.	543	50,901
Marathon Petroleum Corp.	861	32,683
Occidental Petroleum Corp.	544	41,105
Rice Energy, Inc. (a)	2,280	50,251
Valero Energy Corp.	1,363	69,513
WPX Energy, Inc. (a)	2,736	25,472

		286,698

PHARMACEUTICALS — 6.2%
Johnson & Johnson	629	76,298
Merck & Co., Inc.	1,469	84,629

		160,927

REAL ESTATE INVESTMENT TRUSTS (REITS) — 3.9%
AvalonBay Communities, Inc. REIT	411	74,140
STORE Capital Corp.	950	27,978

		102,118

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.4%
Intel Corp.	1,876	61,533

SOFTWARE — 4.4%
Activision Blizzard, Inc.	1,709	67,727
Take-Two Interactive Software, Inc. (a)	1,240	47,021

		114,748

SPECIALTY RETAIL — 2.0%
Best Buy Co., Inc.	1,669	51,071

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 2.0%
HP, Inc.	1,809	22,703
NetApp, Inc.	1,151	28,303

		51,006

TEXTILES, APPAREL & LUXURY GOODS — 3.4%
Michael Kors Holdings, Ltd. (a)	1,820	90,054

TOBACCO — 2.7%
Altria Group, Inc.	1,020	70,339

TOTAL COMMON STOCKS (Cost $2,518,842)		2,578,861

SHORT-TERM INVESTMENT — 1.2%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (b) (c) (Cost $31,318)	31,318	31,318

TOTAL INVESTMENTS — 99.9%
(Cost $2,550,160)		2,610,179
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		3,620

NET ASSETS — 100.0%		$2,613,799

(a)	Non-income producing security.

See accompanying notes to financial statements.

SSGA MFS Systematic Value Equity Portfolio

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

(b)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(c)	The rate shown is the annualized seven-day yield at June 30, 2016.

REIT Real Estate Investment Trust

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Aerospace & Defense	$100,248	$—	$—	$100,248
Auto Components	25,763	—	—	25,763
Automobiles	46,412	—	—	46,412
Banks	307,406	—	—	307,406
Biotechnology	37,706	—	—	37,706
Chemicals	66,680	—	—	66,680
Communications Equipment	48,142	—	—	48,142
Consumer Finance	44,533	—	—	44,533
Diversified Telecommunication Services	31,047	—	—	31,047
Electric Utilities	187,774	—	—	187,774
Energy Equipment & Services	22,933	—	—	22,933
Food Products	128,528	—	—	128,528
Health Care Equipment & Supplies	15,999	—	—	15,999
Health Care Providers & Services	102,785	—	—	102,785
Hotels, Restaurants & Leisure	88,273	—	—	88,273
Independent Power Producers & Energy Traders	63,935	—	—	63,935
Industrial Conglomerates	42,824	—	—	42,824
Insurance	191,927	—	—	191,927
Internet & Catalog Retail	37,452	—	—	37,452
Oil, Gas & Consumable Fuels	286,698	—	—	286,698
Pharmaceuticals	160,927	—	—	160,927
Real Estate Investment Trusts (REITs)	102,118	—	—	102,118
Semiconductors & Semiconductor Equipment	61,533	—	—	61,533
Software	114,748	—	—	114,748
Specialty Retail	51,071	—	—	51,071
Technology Hardware, Storage & Peripherals	51,006	—	—	51,006
Textiles, Apparel & Luxury Goods	90,054	—	—	90,054
Tobacco	70,339	—	—	70,339
Short-Term Investment	31,318	—	—	31,318

TOTAL INVESTMENTS	$2,610,179	$—	$—	$2,610,179

See accompanying notes to financial statements.

SSGA MFS Systematic Value Equity Portfolio

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Affiliate Table

	Number of Shares Held at 6/30/15	Value At 6/30/15	Shares		Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
			Purchased	Sold
State Street Institutional Liquid Reserves Fund, Premier Class	27,610	$27,610	140,522	136,814	31,318	$31,318	$66	$—

See accompanying notes to financial statements.

STATE STREET RISK AWARE PORTFOLIO

SPDR SSGA Risk Aware ETF is a feeder fund that invests substantially all of its investable assets in a master fund, the State Street Risk Aware Portfolio. The schedule of investments for the State Street Risk Aware Portfolio follows.

State Street Risk Aware Portfolio

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Shares	Value

COMMON STOCKS — 99.2%
AIR FREIGHT & LOGISTICS — 0.9%
Park-Ohio Holdings Corp.	594	$16,798

AUTO COMPONENTS — 0.3%
Stoneridge, Inc. (a)	296	4,422
Tenneco, Inc. (a)	44	2,051

		6,473

BANKS — 0.7%
First Connecticut Bancorp, Inc.	144	2,385
People’s United Financial, Inc.	759	11,127

		13,512

BEVERAGES — 4.6%
Coca-Cola Co.	1,011	45,829
PepsiCo, Inc.	413	43,753

		89,582

BIOTECHNOLOGY — 3.6%
Amgen, Inc.	409	62,229
Arrowhead Pharmaceuticals, Inc. (a)	734	3,905
Inovio Pharmaceuticals, Inc. (a)	189	1,746
Karyopharm Therapeutics, Inc. (a)	415	2,785

		70,665

BUILDING PRODUCTS — 1.5%
Builders FirstSource, Inc. (a)	963	10,834
USG Corp. (a)	663	17,874

		28,708

CAPITAL MARKETS — 1.3%
Goldman Sachs Group, Inc.	31	4,606
Pzena Investment Management, Inc. Class A	2,750	20,928

		25,534

CHEMICALS — 2.5%
Ferro Corp. (a)	2,445	32,714
Huntsman Corp.	260	3,497
Kraton Performance Polymers, Inc. (a)	347	9,692
Kronos Worldwide, Inc.	354	1,858
LSB Industries, Inc. (a)	134	1,619

		49,380

COMMERCIAL SERVICES & SUPPLIES — 0.9%
ACCO Brands Corp. (a)	1,721	17,778

COMMUNICATIONS EQUIPMENT — 3.1%
Aerohive Networks, Inc. (a)	2,845	18,834
Sonus Networks, Inc. (a)	174	1,512
Ubiquiti Networks, Inc. (a)	1,069	41,328

		61,674

CONSTRUCTION & ENGINEERING — 0.2%
Tutor Perini Corp. (a)	179	4,215

DIVERSIFIED FINANCIAL SERVICES — 4.3%
Berkshire Hathaway, Inc. Class B (a)	573	82,965
Moody’s Corp.	10	937
S&P Global, Inc.	13	1,394

		85,296

DIVERSIFIED TELECOMMUNICATION SERVICES — 8.7%
AT&T, Inc.	1,925	83,179
Globalstar, Inc. (a)	1,390	1,682
Security Description	Shares	Value

Verizon Communications, Inc.	1,549	86,496

		171,357

ELECTRIC UTILITIES — 0.9%
PG&E Corp.	271	17,322

ELECTRICAL EQUIPMENT — 0.2%
FuelCell Energy, Inc. (a)	510	3,172

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.0%
Control4 Corp. (a)	204	1,665
InvenSense, Inc. (a)	4,313	26,439
VeriFone Systems, Inc. (a)	614	11,383

		39,487

ENERGY EQUIPMENT & SERVICES — 2.1%
Atwood Oceanics, Inc.	399	4,995
Bristow Group, Inc.	172	1,963
Fairmount Santrol Holdings, Inc. (a)	385	2,968
Geospace Technologies Corp. (a)	64	1,048
Helix Energy Solutions Group, Inc. (a)	336	2,271
Hornbeck Offshore Services, Inc. (a)	415	3,461
Seadrill, Ltd. (a)	1,791	5,803
Tidewater, Inc.	164	723
Unit Corp. (a)	137	2,132
US Silica Holdings, Inc.	466	16,063

		41,427

FOOD PRODUCTS — 3.7%
General Mills, Inc.	1,010	72,033

HEALTH CARE EQUIPMENT & SUPPLIES — 2.1%
Cooper Cos., Inc.	236	40,491

HOTELS, RESTAURANTS & LEISURE — 7.9%
Eldorado Resorts, Inc. (a)	2,929	44,506
Isle of Capri Casinos, Inc. (a)	362	6,632
McDonald’s Corp.	807	97,114
Norwegian Cruise Line Holdings, Ltd. (a)	153	6,096

		154,348

HOUSEHOLD DURABLES — 2.5%
Green Brick Partners, Inc. (a)	4,296	31,232
Hovnanian Enterprises, Inc. Class A (a)	5,059	8,499
KB Home	622	9,461

		49,192

HOUSEHOLD PRODUCTS — 4.9%
Procter & Gamble Co.	1,132	95,846

INSURANCE — 1.4%
Allied World Assurance Co. Holdings AG	640	22,489
American International Group, Inc.	94	4,972

		27,461

INTERNET & CATALOG RETAIL — 2.2%
Expedia, Inc.	71	7,548
FTD Cos., Inc. (a)	895	22,339
Netflix, Inc. (a)	144	13,173

		43,060

IT SERVICES — 1.8%
Visa, Inc. Class A	476	35,305

See accompanying notes to financial statements.

State Street Risk Aware Portfolio

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value

MACHINERY — 3.0%
Chart Industries, Inc. (a)	606	$14,623
ExOne Co. (a)	606	6,406
Manitowoc Co., Inc.	5,134	27,980
Oshkosh Corp.	106	5,057
Titan International, Inc.	656	4,067

		58,133

MARINE — 0.0% (b)
Scorpio Bulkers, Inc. (a)	263	734

MEDIA — 0.5%
Charter Communications, Inc. Class A (a)	8	1,829
Eros International PLC (a)	459	7,468

		9,297

METALS & MINING — 1.8%
AK Steel Holding Corp. (a)	1,602	7,465
Freeport-McMoRan, Inc.	415	4,623
Newmont Mining Corp.	430	16,822
Olympic Steel, Inc.	137	3,742
Stillwater Mining Co. (a)	92	1,091
United States Steel Corp.	50	843

		34,586

MULTI-UTILITIES — 1.0%
CenterPoint Energy, Inc.	246	5,904
Dominion Resources, Inc.	171	13,326

		19,230

MULTILINE RETAIL — 1.2%
Dollar General Corp.	239	22,466
Sears Holdings Corp. (a)	106	1,443

		23,909

OIL, GAS & CONSUMABLE FUELS — 3.7%
Cheniere Energy, Inc. (a)	267	10,026
Chesapeake Energy Corp. (a)	1,014	4,340
Clayton Williams Energy, Inc. (a)	73	2,005
Denbury Resources, Inc.	1,433	5,144
EP Energy Corp. Class A (a)	827	4,284
Jones Energy, Inc. Class A (a)	312	1,285
Kinder Morgan, Inc.	1,452	27,181
Oasis Petroleum, Inc. (a)	301	2,811
Pacific Ethanol, Inc. (a)	713	3,886
SemGroup Corp. Class A	50	1,628
SM Energy Co.	33	891
Teekay Corp.	137	977
W&T Offshore, Inc. (a)	2,065	4,791
Whiting Petroleum Corp. (a)	431	3,991

		73,240

PAPER & FOREST PRODUCTS — 0.1%
Clearwater Paper Corp. (a)	43	2,811

PHARMACEUTICALS — 9.1%
ANI Pharmaceuticals, Inc. (a)	118	6,587
Bristol-Myers Squibb Co.	528	38,834
Johnson & Johnson	442	53,615
Merck & Co., Inc.	982	56,573
Theravance Biopharma, Inc. (a)	1,033	23,439

		179,048

Security Description	Shares	Value

PROFESSIONAL SERVICES — 1.0%
Advisory Board Co. (a)	156	5,521
Verisk Analytics, Inc. (a)	176	14,270

		19,791

REAL ESTATE INVESTMENT TRUSTS (REITS) — 0.7%
American Tower Corp. REIT	80	9,089
Annaly Capital Management, Inc.	478	5,291

		14,380

REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.7%
Forestar Group, Inc. (a)	1,233	14,660

ROAD & RAIL — 0.2%
YRC Worldwide, Inc. (a)	389	3,423

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.4%
SunPower Corp. (a)	558	8,643

SOFTWARE — 3.9%
Barracuda Networks, Inc. (a)	871	13,187
Glu Mobile, Inc. (a)	2,543	5,594
Interactive Intelligence Group, Inc. (a)	36	1,476
VASCO Data Security International, Inc. (a)	3,461	56,726

		76,983

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.1%
3D Systems Corp. (a)	160	2,190

TEXTILES, APPAREL & LUXURY GOODS — 0.5%
Sequential Brands Group, Inc. (a)	1,205	9,616

THRIFTS & MORTGAGE FINANCE — 6.1%
Flagstar Bancorp, Inc. (a)	4,043	98,690
Impac Mortgage Holdings, Inc. (a)	455	7,134
MGIC Investment Corp. (a)	1,604	9,544
Radian Group, Inc.	389	4,053

		119,421

TRADING COMPANIES & DISTRIBUTORS — 0.9%
CAI International, Inc. (a)	102	765
H&E Equipment Services, Inc.	436	8,297
United Rentals, Inc. (a)	117	7,851

		16,913

TOTAL COMMON STOCKS (Cost $1,871,351)		1,947,124

SHORT-TERM INVESTMENT — 0.7%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (c) (d) (Cost $13,432)	13,432	13,432

TOTAL INVESTMENTS — 99.9% (Cost $1,884,783)		1,960,556
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		1,021

NET ASSETS — 100.0%		$1,961,577

(a)	Non-income producing security.
(b)	Amount is less than 0.05% of net assets.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these

See accompanying notes to financial statements.

State Street Risk Aware Portfolio

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at June 30, 2016.

REIT Real Estate Investment Trust

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Air Freight & Logistics	$16,798	$—	$—	$16,798
Auto Components	6,473	—	—	6,473
Banks	13,512	—	—	13,512
Beverages	89,582	—	—	89,582
Biotechnology	70,665	—	—	70,665
Building Products	28,708	—	—	28,708
Capital Markets	25,534	—	—	25,534
Chemicals	49,380	—	—	49,380
Commercial Services & Supplies	17,778	—	—	17,778
Communications Equipment	61,674	—	—	61,674
Construction & Engineering	4,215	—	—	4,215
Diversified Financial Services	85,296	—	—	85,296
Diversified Telecommunication Services	171,357	—	—	171,357
Electric Utilities	17,322	—	—	17,322
Electrical Equipment	3,172	—	—	3,172
Electronic Equipment, Instruments & Components	39,487	—	—	39,487
Energy Equipment & Services	41,427	—	—	41,427
Food Products	72,033	—	—	72,033
Health Care Equipment & Supplies	40,491	—	—	40,491
Hotels, Restaurants & Leisure	154,348	—	—	154,348
Household Durables	49,192	—	—	49,192
Household Products	95,846	—	—	95,846
Insurance	27,461	—	—	27,461
Internet & Catalog Retail	43,060	—	—	43,060
IT Services	35,305	—	—	35,305
Machinery	58,133	—	—	58,133
Marine	734	—	—	734
Media	9,297	—	—	9,297
Metals & Mining	34,586	—	—	34,586
Multi-Utilities	19,230	—	—	19,230
Multiline Retail	23,909	—	—	23,909
Oil, Gas & Consumable Fuels	73,240	—	—	73,240
Paper & Forest Products	2,811	—	—	2,811
Pharmaceuticals	179,048	—	—	179,048
Professional Services	19,791	—	—	19,791

See accompanying notes to financial statements.

State Street Risk Aware Portfolio

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Real Estate Investment Trusts (REITs)	$14,380	$—	$—	$14,380
Real Estate Management & Development	14,660	—	—	14,660
Road & Rail	3,423	—	—	3,423
Semiconductors & Semiconductor Equipment	8,643	—	—	8,643
Software	76,983	—	—	76,983
Technology Hardware, Storage & Peripherals	2,190	—	—	2,190
Textiles, Apparel & Luxury Goods	9,616	—	—	9,616
Thrifts & Mortgage Finance	119,421	—	—	119,421
Trading Companies & Distributors	16,913	—	—	16,913
Short-Term Investment	13,432	—	—	13,432

TOTAL INVESTMENTS	$1,960,556	$—	$—	$1,960,556

Affiliate Table

	Number of Shares Held at 6/30/15	Value At 6/30/15	Shares		Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
			Purchased	Sold
State Street Institutional Liquid Reserves Fund, Premier Class	9,120	$9,120	91,072	86,760	13,432	$13,432	$18	$—

See accompanying notes to financial statements.

SSGA MASTER TRUST

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2016

	SSGA Multi-Asset Real Return Portfolio	SSGA Income Allocation Portfolio	SSGA Global Allocation Portfolio	Blackstone/ GSO Senior Loan Portfolio
ASSETS
Investments in unaffiliated issuers, at value (Note 2)	$16,593,837	$2,005,990	$18,619,472	$746,886,487
Investments in affiliated issuers, at value (Note 2)	64,243,521	102,879,677	167,151,491	68,870,496

Total Investments	80,837,358	104,885,667	185,770,963	815,756,983
Receivable for capital contributions	—	—	—	—
Cash	—	999,978	—	6,136,808
Receivable for investments sold	—	612,628	4,233,951	36,473,797
Dividends receivable — unaffiliated issuers (Note 2)	—	—	—	—
Interest receivable — unaffiliated issuers (Note 2)	—	—	—	2,938,682
Dividends receivable — affiliated issuers (Note 2)	795	15,605	48,119	18,164

TOTAL ASSETS	80,838,153	106,513,878	190,053,033	861,324,434

LIABILITIES
Payable for capital withdrawals	—	—	1,667,491	—
Payable for investments purchased	—	999,978	8,642,277	58,639,566
Advisory fee payable (Note 4)	12,999	17,019	30,037	195,557
Trustees’ fees and expenses payable (Note 5)	119	—	—	—
Accrued expenses and other liabilities	11	11	15	63

TOTAL LIABILITIES	13,129	1,017,008	10,339,820	58,835,186

NET ASSETS	$80,825,024	$105,496,870	$179,713,213	$802,489,248

COST OF INVESTMENTS:
Investments in unaffiliated issuers	$23,913,491	$2,424,948	$18,822,438	$748,096,583
Investments in affiliated issuers	68,086,167	99,674,982	163,945,722	68,870,496

Total cost of investments	$91,999,658	$102,099,930	$182,768,160	$816,967,079

See accompanying notes to financial statements.

SSGA Ultra Short Term Bond Portfolio	State Street DoubleLine Total Return Tactical Portfolio	SSGA MFS Systematic Core Equity Portfolio	SSGA MFS Systematic Growth Equity Portfolio	SSGA MFS Systematic Value Equity Portfolio	State Street Risk Aware Portfolio

$23,933,366	$2,367,534,115	$5,762,157	$11,991,288	$2,578,861	$1,947,124
483,761	351,792,987	70,177	175,794	31,318	13,432

24,417,127	2,719,327,102	5,832,334	12,167,082	2,610,179	1,960,556
—	9,963,422	—	—	—	—
580	3,227,686	—	—	—	58
—	16,501,207	—	983,475	—	—
—	—	6,236	12,184	4,250	1,357
33,520	11,828,914	—	—	—	—
592	87,573	24	64	11	5

24,451,819	2,760,935,904	5,838,594	13,162,805	2,614,440	1,961,976

—	—	—	—	—	—
408,242	124,243,447	—	991,816	—	—
3,809	619,381	1,431	2,979	641	399
—	—	—	—	—	—
1	99	—	1	—	—

412,052	124,862,927	1,431	994,796	641	399

$24,039,767	$2,636,072,977	$5,837,163	$12,168,009	$2,613,799	$1,961,577

$23,937,593	$2,341,084,590	$5,769,415	$11,558,334	$2,518,842	$1,871,351
483,761	351,792,987	70,177	175,794	31,318	13,432

$24,421,354	$2,692,877,577	$5,839,592	$11,734,128	$2,550,160	$1,884,783

SSGA MASTER TRUST

STATEMENTS OF OPERATIONS

For the Year Ended June 30, 2016

	SSGA Multi-Asset Real Return Portfolio	SSGA Income Allocation Portfolio	SSGA Global Allocation Portfolio	Blackstone/ GSO Senior Loan Portfolio
INVESTMENT INCOME
Interest income	$—	$—	$—	$36,218,956
Dividend income — unaffiliated issuers (Note 2)	76,043	127,058	387,931	—
Dividend income — affiliated issuers (Note 2)	1,393,931	3,553,587	3,948,347	139,199

TOTAL INVESTMENT INCOME (LOSS)	1,469,974	3,680,645	4,336,278	36,358,155

EXPENSES
Advisory fee (Note 3)	188,316	214,271	346,326	2,250,290
Trustees’ fees and expenses (Note 4)	2,027	1,995	2,941	12,398
Miscellaneous expenses	8	8	12	18,229

TOTAL EXPENSES	190,351	216,274	349,279	2,280,917

NET EXPENSES	190,351	216,274	349,279	2,280,917

NET INVESTMENT INCOME (LOSS)	1,279,623	3,464,371	3,986,999	34,077,238

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment transactions — unaffiliated issuers	(4,630,292)	(2,049,022)	(7,220,134)	(46,703,017)
Investment transactions — affiliated issuers	(11,846,362)	(2,749,776)	(3,640,682)	—
Capital gain distributions — unaffiliated issuers	51,217	1,017,301	2,071,030	—

Net realized gain (loss)	(16,425,437)	(3,781,497)	(8,789,786)	(46,703,017)

Net change in unrealized appreciation/depreciation on:
Investment transactions — unaffiliated issuers	(217,859)	(542,000)	(278,285)	7,786,198
Investment transactions — affiliated issuers	6,973,471	4,396,282	2,130,931	—

Net change in unrealized appreciation/depreciation	6,755,612	3,854,282	1,852,646	7,786,198

NET REALIZED AND UNREALIZED GAIN (LOSS)	(9,669,825)	72,785	(6,937,140)	(38,916,819)

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(8,390,202)	$3,537,156	$(2,950,141)	$(4,839,581)

See accompanying notes to financial statements.

SSGA Ultra Short Term Bond Portfolio	State Street DoubleLine Total Return Tactical Portfolio	SSGA MFS Systematic Core Equity Portfolio	SSGA MFS Systematic Growth Equity Portfolio	SSGA MFS Systematic Value Equity Portfolio	State Street Risk Aware Portfolio

$283,180	$62,550,019	$—	$—	$—	$—
—	—	114,724	177,093	65,960	38,325
3,498	648,464	144	351	66	18

286,678	63,198,483	114,868	177,444	66,026	38,343

64,247	5,121,226	14,379	31,913	8,048	4,729
712	23,533	223	314	196	184
182	13,423	—	1	—	—

65,141	5,158,182	14,602	32,228	8,244	4,913

65,141	5,158,182	14,602	32,228	8,244	4,913

221,537	58,040,301	100,266	145,216	57,782	33,430

(268,835)	(3,169,628)	351,176	378,209	109,895	(69,249)
—	—	—	—	—	—
—	—	—	—	—	—

(268,835)	(3,169,628)	351,176	378,209	109,895	(69,249)

5,488	33,117,161	(346,393)	53,236	(243,654)	64,874
—	—	—	—	—	—

5,488	33,117,161	(346,393)	53,236	(243,654)	64,874

(263,347)	29,947,533	4,783	431,445	(133,759)	(4,375)

$(41,810)	$87,987,834	$105,049	$576,661	$(75,977)	$29,055

SSGA MASTER TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	SSGA Multi-Asset Real Return Portfolio		SSGA Income Allocation Portfolio
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/16	Year Ended 6/30/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,279,623	$2,533,608	$3,464,371	$3,664,590
Net realized gain (loss)	(16,425,437)	(4,432,160)	(3,781,497)	544,895
Net change in unrealized appreciation/depreciation	6,755,612	(23,442,541)	3,854,282	(6,320,056)

Net increase (decrease) in net assets resulting from operations	(8,390,202)	(25,341,093)	3,537,156	(2,110,571)

CAPITAL TRANSACTIONS:
Contributions	26,711,193	66,337,576	3,064,239	34,191,856
Withdrawals	(79,491,499)	(63,635,938)	(22,253,312)	(14,962,876)

Net increase (decrease) in net assets from capital transactions	(52,780,306)	2,701,638	(19,189,073)	19,228,980

Net increase (decrease) in net assets during the period	(61,170,508)	(22,639,455)	(15,651,917)	17,118,409

Net assets at beginning of period	141,995,532	164,634,987	121,148,787	104,030,378

NET ASSETS AT END OF PERIOD	$80,825,024	$141,995,532	$105,496,870	$121,148,787

*	Amounts have been adjusted from prior year annual report to reflect appropriate presentation.

See accompanying notes to financial statements.

SSGA Global Allocation Portfolio		Blackstone/GSO Senior Loan Portfolio		SSGA Ultra Short Term Bond Portfolio
Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/16	Year Ended 6/30/15*	Year Ended 6/30/16	Year Ended 6/30/15*

$3,986,999	$3,038,349	$34,077,238	$27,436,035	$221,537	$53,847
(8,789,786)	2,763,789	(46,703,017)	(750,613)	(268,835)	(4,837)
1,852,646	(5,265,539)	7,786,198	(10,613,268)	5,488	(20,194)

(2,950,141)	536,599	(4,839,581)	16,072,154	(41,810)	28,816

99,464,019	72,106,656	239,502,612	123,669,008	195,887,137	6,015,883
(61,576,069)	(26,359,458)	(104,437,485)	(77,954,422)	(187,824,678)	(4,061,512)

37,887,950	45,747,198	135,065,127	45,714,586	8,062,459	1,954,371

34,937,809	46,283,797	130,225,546	61,786,740	8,020,649	1,983,187

144,775,404	98,491,607	672,263,702	610,476,962	16,019,118	14,035,931

$179,713,213	$144,775,404	$802,489,248	$672,263,702	$24,039,767	$16,019,118

SSGA MASTER TRUST

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	State Street DoubleLine Total Return Tactical Portfolio		SSGA MFS Systematic Core Equity Portfolio
	Year Ended 6/30/16	For the Period 2/23/15* - 6/30/15**	Year Ended 6/30/16	Year Ended 6/30/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$58,040,301	$4,868,673	$100,266	$52,825
Net realized gain (loss)	(3,169,628)	(1,029,740)	351,176	313,500
Net change in unrealized appreciation/depreciation	33,117,161	(6,667,636)	(346,393)	48,740

Net increase (decrease) in net assets resulting from operations	87,987,834	(2,828,703)	105,049	415,065

CAPITAL TRANSACTIONS:
Contributions	1,856,614,856	749,522,765	5,860,886	—
Withdrawals	(55,223,775)	—	(3,069,067)	(2,852,753)

Net increase (decrease) in net assets from capital transactions	1,801,391,081	749,522,765	2,791,819	(2,852,753)

Net increase (decrease) in net assets during the period	1,889,378,915	746,694,062	2,896,868	(2,437,688)

Net assets at beginning of period	746,694,062	—	2,940,295	5,377,983

NET ASSETS AT END OF PERIOD	$2,636,072,977	$746,694,062	$5,837,163	$2,940,295

*	Inception date.
**	Amounts have been adjusted from prior year annual report to reflect appropriate presentation.

See accompanying notes to financial statements.

SSGA MFS Systematic Growth Equity Portfolio		SSGA MFS Systematic Value Equity Portfolio		State Street Risk Aware Portfolio
Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/16	For the Period 9/9/14* - 6/30/15

$145,216	$52,332	$57,782	$49,890	$33,430	$26,381
378,209	451,931	109,895	294,237	(69,249)	(232,469)
53,236	35,715	(243,654)	41,453	64,874	10,899

576,661	539,978	(75,977)	385,580	29,055	(195,189)

8,964,864	3,023,489	—	—	—	4,000,000
(3,418,489)	(2,891,074)	(219,833)	(2,762,295)	(34,512)	(1,837,777)

5,546,375	132,415	(219,833)	(2,762,295)	(34,512)	2,162,223

6,123,036	672,393	(295,810)	(2,376,715)	(5,457)	1,967,034

6,044,973	5,372,580	2,909,609	5,286,324	1,967,034	—

$12,168,009	$6,044,973	$2,613,799	$2,909,609	$1,961,577	$1,967,034

SSGA MASTER TRUST

FINANCIAL HIGHLIGHTS

The following table includes selected supplemental data and ratios to average net assets:

	SSGA Multi-Asset Real Return Portfolio†
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14	Year Ended 6/30/13	For the Period 4/25/12* - 6/30/12
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$80,825	$141,996	$164,635	$121,584	$5,827
Ratios to average net assets:
Total expenses	0.20%	0.20%	0.20%	0.20%	0.20	%(b)
Net investment income (loss)	1.36%	1.56%	2.01%	2.91%	3.84	%(b)
Portfolio turnover rate	25%	33%	40%	31%	10	%(a)
Total return	(3.94)%	(14.80)%	13.93%	(1.63)%	(3.42	)%(a)

†	The Portfolio invests in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by such funds. The ratios presented do not reflect the indirect expenses of the underlying funds in which the Portfolio invests.
*	Commencement of operations.
(a)	Not annualized.
(b)	Annualized.

See accompanying notes to financial statements.

SSGA MASTER TRUST

FINANCIAL HIGHLIGHTS

The following table includes selected supplemental data and ratios to average net assets:

	SSGA Income Allocation Portfolio†
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14	Year Ended 6/30/13	For the Period 4/25/12* - 6/30/12
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$105,497	$121,149	$104,030	$174,255	$9,114
Ratios to average net assets:
Total expenses	0.20%	0.20%	0.20%	0.20%	0.20	%(b)
Net investment income (loss)	3.23%	3.15%	3.89%	4.65%	8.39	%(b)
Portfolio turnover rate	54%	64%	63%	80%	15	%(a)
Total return	3.95%	(1.42)%	13.84%	4.39%	0.92	%(a)

†	The Portfolio invests in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by such funds. The ratios presented do not reflect the indirect expenses of the underlying funds in which the Portfolio invests.
*	Commencement of operations.
(a)	Not annualized.
(b)	Annualized.

See accompanying notes to financial statements.

SSGA MASTER TRUST

FINANCIAL HIGHLIGHTS

The following table includes selected supplemental data and ratios to average net assets:

	SSGA Global Allocation Portfolio†
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14	Year Ended 6/30/13	For the Period 4/25/12* - 6/30/12
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$179,713	$144,775	$98,492	$51,936	$4,451
Ratios to average net assets:
Total expenses	0.20%	0.20%	0.20%	0.20%	0.20	%(b)
Net investment income (loss)	2.30%	2.45%	2.76%	3.07%	4.34	%(b)
Portfolio turnover rate	86%	98%	89%	123%	25	%(a)
Total return	(0.80)%	0.49%	16.80%	9.92%	(1.82	)%(a)

†	The Portfolio invests in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by such funds. The ratios presented do not reflect the indirect expenses of the underlying funds in which the Portfolio invests.
*	Commencement of operations.
(a)	Not annualized.
(b)	Annualized.

See accompanying notes to financial statements.

SSGA MASTER TRUST

FINANCIAL HIGHLIGHTS

The following table includes selected supplemental data and ratios to average net assets:

	Blackstone/GSO Senior Loan Portfolio
	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14	For the Period 4/3/13* - 6/30/13
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$802,489	$672,264	$610,477	$332,792
Ratios to average net assets:
Total expenses	0.30%	0.31%	0.30%	0.30	%(b)
Net investment income (loss)	4.54%	4.49%	3.63%	2.57	%(b)
Portfolio turnover rate	88%	65%	77%	4	%(a)
Total return	(0.20)%	2.98%	4.00%	(0.31	)%(a)

*	Commencement of operations.
(a)	Not annualized.
(b)	Annualized.

See accompanying notes to financial statements.

SSGA MASTER TRUST

FINANCIAL HIGHLIGHTS

The following table includes selected supplemental data and ratios to average net assets:

	SSGA Ultra Short Term Bond Portfolio
	Year Ended 6/30/16	Year Ended 6/30/15	For the Period 10/9/13* - 6/30/14
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$24,040	$16,019	$14,036
Ratios to average net assets:
Total expenses	0.20%	0.20%	0.20	%(b)
Net investment income (loss)	0.69%	0.33%	0.34	%(b)
Portfolio turnover rate	407%	79%	39	%(a)
Total return	0.65%	0.21%	0.47	%(a)

*	Commencement of operations.
(a)	Not annualized.
(b)	Annualized.

See accompanying notes to financial statements.

SSGA MASTER TRUST

FINANCIAL HIGHLIGHTS

The following table includes selected supplemental data and ratios to average net assets:

	State Street DoubleLine Total Return Tactical Portfolio
	Year Ended 6/30/16	For the Period 2/23/15* - 6/30/15
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$2,636,073	$746,694
Ratios to average net assets:
Total expenses	0.30%	0.30	%(b)
Net investment income (loss)	3.38%	3.46	%(b)
Portfolio turnover rate	38%	14	%(a)
Total return	4.32%	(0.36	)%(a)

*	Commencement of operations.
(a)	Not annualized.
(b)	Annualized.

See accompanying notes to financial statements.

SSGA MASTER TRUST

FINANCIAL HIGHLIGHTS

The following table includes selected supplemental data and ratios to average net assets:

	SSGA MFS Systematic Core Equity Portfolio
	Year Ended 6/30/16	Year Ended 6/30/15	For thePeriod 1/8/14* - 6/30/14
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$5,837	$2,940	$5,378
Ratios to average net assets:
Total expenses	0.30%	0.30%	0.30	%(b)
Net investment income (loss)	2.08%	1.72%	1.55	%(b)
Portfolio turnover rate	39%	54%	27	%(a)
Total return	2.53%	14.00%	7.92	%(a)

*	Commencement of operations.
(a)	Not annualized.
(b)	Annualized.

See accompanying notes to financial statements.

SSGA MASTER TRUST

FINANCIAL HIGHLIGHTS

The following table includes selected supplemental data and ratios to average net assets:

	SSGA MFS Systematic Growth Equity Portfolio
	Year Ended 6/30/16	Year Ended 6/30/15	For thePeriod 1/8/14* - 6/30/14
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$12,168	$6,045	$5,373
Ratios to average net assets:
Total expenses	0.30%	0.30%	0.30	%(b)
Net investment income (loss)	1.37%	1.44%	1.46	%(b)
Portfolio turnover rate	56%	67%	20	%(a)
Total return	4.24%	17.85%	7.85	%(a)

*	Commencement of operations.
(a)	Not annualized.
(b)	Annualized.

See accompanying notes to financial statements.

SSGA MASTER TRUST

FINANCIAL HIGHLIGHTS

The following table includes selected supplemental data and ratios to average net assets:

	SSGA MFS Systematic Value Equity Portfolio
	Year Ended 6/30/16	Year Ended 6/30/15	For thePeriod 1/8/14* - 6/30/14
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$2,614	$2,910	$5,286
Ratios to average net assets:
Total expenses	0.31%	0.30%	0.30	%(b)
Net investment income (loss)	2.15%	1.67%	1.73	%(b)
Portfolio turnover rate	64%	61%	23	%(a)
Total return	(2.13)%	13.79%	6.20	%(a)

*	Commencement of operations.
(a)	Not annualized.
(b)	Annualized.

See accompanying notes to financial statements.

SSGA MASTER TRUST

FINANCIAL HIGHLIGHTS

The following table includes selected supplemental data and ratios to average net assets:

	State Street Risk Aware Portfolio
	Year Ended 6/30/16	For thePeriod 9/9/14* - 6/30/15
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$1,962	$1,967
Ratios to average net assets:
Total expenses	0.26%	0.25	%(b)
Net investment income (loss)	1.77%	1.46	%(b)
Portfolio turnover rate	76%	122	%(a)
Total return	1.57%	(0.46	)%(a)

*	Commencement of operations.
(a)	Not annualized.
(b)	Annualized.

See accompanying notes to financial statements.

SSGA MASTER TRUST

NOTES TO FINANCIAL STATEMENTS

June 30, 2016

1.	Organization

SSGA Master Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (“190 Act”), is an open-end management investment company that was organized as a Massachusetts business trust on March 30, 2011.

As of June 30, 2016, the Trust consists of ten (10) series, each of which represents a separate series of beneficial interest in the Trust (each, a “Portfolio” and collectively, the “Portfolios”). The financial statements herein relate to the following Funds:

SSGA Multi-Asset Real Return Portfolio

SSGA Income Allocation Portfolio

SSGA Global Allocation Portfolio

Blackstone / GSO Senior Loan Portfolio

SSGA Ultra Short Term Bond Portfolio

State Street DoubleLine Total Return Tactical Portfolio

SSGA MFS Systematic Core Equity Portfolio

SSGA MFS Systematic Growth Equity Portfolio

SSGA MFS Systematic Value Equity Portfolio

State Street Risk Aware Portfolio

Each portfolio is classified as a diversified investment company under the 1940 Act, with the exception of SPDR SSGA Ultra Short Term Bond Portfolio, State Street Doubleline Total Return Tactical Portfolio and State Street Risk Aware Portfolio, which are each a non-diversified investment company.

Each portfolio serves as a master fund in a master feeder structure.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims that may be made against the Trust that have not yet occurred.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Security Valuation

Each Portfolio’s investments are valued at fair value each day that the Portfolio’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of each Portfolio are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board of Trustees of the Trust (the “Board”). The Committee provides oversight of the valuation of investments for the Portfolios. The Board has responsibility for determining the fair value of investments.

Valuation techniques used to value each Portfolio’s investments by major category are as follows:

•	Equity investments (including preferred stocks and registered investment companies that are exchange-traded funds) traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.

•	Investments in registered investment companies (including money market funds) or other unitized pooled investment vehicles that are not traded on an exchange are valued at that day’s published net asset value per share or unit.

SSGA MASTER TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

•	Debt obligations (both governmental and non-governmental) that are short term in nature (with a maturity of sixty days or less at purchase) valued using the amortized cost method as long as the amortized cost value of a particular portfolio instrument is reasonably determined to approximate the fair value of that investment established using market-based and issuer-specific factors or at a price obtained from an independent pricing service.

•	Debt obligations (both governmental and non-governmental) purchased with greater than sixty days to maturity valued at last reported evaluated bid prices obtained from independent pricing services or brokers. In determining the value of a fixed income investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures.

•	Senior loans or other loans are valued at evaluated bid prices supplied by an independent pricing service, if available. Senior loans and other loans in which the Committee determines that there are no reliable valuations available from pricing services or brokers will be initially valued at cost and adjusted for amortization of principal until remeasurement is warranted due to a credit or economic event or other factors affecting the loan.

In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Board.

Fair value pricing could result in a difference between the prices used to calculate a Portfolio’s net asset value and the prices used by the Portfolios’ underlying benchmarks. Various inputs are used in determining the value of the Portfolios’ investments.

The Portfolios value their assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritize the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the assets or liabilities either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.

The value of each Portfolio’s investments according to the fair value hierarchy as of June 30, 2016, is disclosed in each Portfolio’s respective Schedule of Investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. Transfers between different levels of the fair value hierarchy are recognized at the end of the reporting period.

The Funds had no material transfers between levels for the period ended June 30, 2016.

Investment Transactions and Income Recognition

Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses from the sale or disposition of investments and foreign exchange transactions, if any, are determined using the identified cost method. Dividend income and capital gain distributions, if any, are recognized daily on the ex-dividend date, net of any foreign taxes withheld at source, if any. Interest income is recorded daily on an accrual basis. All premium and

SSGA MASTER TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

discounts are amortized/accreted for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Non-cash dividends received in the form of stock are recorded as dividend income at fair value. Distributions received by the Portfolios may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains.

Certain Portfolios invest in Real Estate Investment Trusts (REITs). REITs determine the tax character of their distributions annually and may characterize a portion of their distributions as a return of capital or capital gain. The Portfolios’ policy is to record all REIT distributions initially as dividend income and re-designate the prior calendar year’s to return of capital or capital gains distributions at year end based on information provided by the REIT and/or SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) estimates of such re-designations for which actual information has not yet been reported.

All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the partners in the Portfolio on a daily basis based on each partner’s daily ownership percentage.

Expenses

Certain expenses, which are directly identifiable to a specific Portfolio, are applied to that Portfolio within the Trust. Other expenses which cannot be attributed to a specific Portfolio are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Portfolios within the Trust.

Foreign Currency Translation

The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currencies as well as investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars using exchange rates at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

3.	Securities and Other Investments

Loan Agreements

The Blackstone / GSO Senior Loan Portfolio and State Street DoubleLine Total Return Tactical Portfolio invest in Senior Loans. Senior Loans consist generally of obligations of companies and other entities (collectively, “borrowers”) incurred for the purpose of reorganizing the assets and liabilities of a borrower; acquiring another company; taking over control of a company (leveraged buyout); temporary refinancing; or financing internal growth or other general business purposes. Senior Loans are often obligations of borrowers who have incurred a significant percentage of debt compared to their total assets and thus are highly leveraged. The Portfolios do not treat the banks originating or acting as agents for the lenders, or granting or acting as intermediary in participation interests, in loans held by the Portfolios as the issuers of such loans.

4.	Fees and Transactions with Affiliates

Advisory Fee

Each Portfolio has entered into an Investment Advisory Agreement with SSGA FM. For its advisory services to the Portfolios, facilities furnished, and expenses borne by the Adviser, each Portfolio pays the Adviser a fee accrued daily and paid monthly, based on a percentage of each Portfolio’s average daily net assets as shown in the following table:

Annual Rate
SSGA Multi-Asset Real Return Portfolio	0.20%
SSGA Income Allocation Portfolio	0.20

SSGA MASTER TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

Annual Rate
SSGA Global Allocation Portfolio	0.20%
Blackstone / GSO Senior Loan Portfolio	0.30
SSGA Ultra Short Term Bond Portfolio	0.20
State Street DoubleLine Total Return Tactical Portfolio	0.30
SSGA MFS Systematic Core Equity Portfolio	0.30
SSGA MFS Systematic Growth Equity Portfolio	0.30
SSGA MFS Systematic Value Equity Portfolio	0.30
State Street Risk Aware Portfolio	0.25

The Adviser pays all expenses of each Portfolio other than management fee, brokerage expenses, taxes, interest, fees and expenses of the Independent Trustees (including and Trustees’ counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses.

GSO / Blackstone Debt Funds Management LLC receives fees for its services as the sub-adviser to the Blackstone / GSO Senior Loan Portfolio from the Adviser.

Massachusetts Financial Services Company (“MFS”) receives fees for its services as the sub-adviser to the SSGA MFS Systematic Core Equity Portfolio, SSGA MFS Systematic Growth Equity Portfolio and SSGA MFS Systematic Value Equity Portfolio from the Adviser.

DoubleLine Capital LP receives fees for its services as the sub-adviser to the State Street DoubleLine Total Return Portfolio from the Adviser.

Administrator and Sub-Administrator Fees

SSGA FM serves as administrator and State Street Bank and Trust Company (“State Street”), an affiliate of the Adviser, serves as custodian, sub-administrator and transfer agent. State Street receives fees for its services as custodian, sub-administrator and transfer agent from the Adviser.

Other Transactions with Affiliates

The Fund may invest in affiliated entities, included securities issued by State Street, affiliated funds, or entities deemed to be affiliates as a result of the Fund owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the period ended June 30, 2016 are disclosed in the Schedules of Investments.

Due to custodian

In certain circumstances, funds may have cash overdraft with the custodian. The Due to custodian if any, reflects cash overdrawn with SSB as custodian who is an affiliate of the funds.

5.	Trustees’ Fees

The fees and expenses of the Trust’s trustees, who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), are paid directly by the Portfolios. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.

6.	Investment Transactions

Purchases and sales of investments (excluding in-kind transactions, short term investments and derivative contracts) for the year ended June 30, 2016, were as follows:

	U.S. Government Obligations		Other Securities
	Purchases	Sales	Purchases	Sales
SSGA Multi-Asset Real Return Portfolio	$—	$—	$22,768,409	$22,486,396
SSGA Income Allocation Portfolio	—	—	56,093,323	58,750,553

SSGA MASTER TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

	U.S. Government Obligations		Other Securities
	Purchases	Sales	Purchases	Sales
SSGA Global Allocation Portfolio	$—	$—	$128,689,321	$126,408,223
Blackstone / GSO Senior Loan Portfolio	—	—	764,413,237	629,806,468
SSGA Ultra Short Term Bond Portfolio	7,608,073	8,181,986	161,117,320	154,907,878
State Street DoubleLine Total Return Tactical Portfolio	755,147,305	196,241,641	3,174,123,407	1,851,693,512
SSGA MFS Systematic Core Equity Portfolio	—	—	1,887,886	1,977,770
SSGA MFS Systematic Growth Equity Portfolio	—	—	5,884,211	6,118,543
SSGA MFS Systematic Value Equity Portfolio	—	—	1,710,807	1,854,012
State Street Risk Aware Portfolio	—	—	1,445,989	1,447,749

For the year ended June 30, 2016, the following Portfolios had in-kind contributions, redemptions and net realized gains/losses in the amounts as follows:

	Contributions	Redemptions	Realized Gain/(Loss)
SSGA Multi-Asset Real Return Portfolio	$23,407,106	$69,524,043	$(6,995,502)
SSGA Income Allocation Portfolio	2,957,156	17,386,235	422,737
SSGA Global Allocation Portfolio	90,870,924	47,767,242	593,025
SSGA MFS Systematic Core Equity Portfolio	5,816,924	2,881,127	349,502
SSGA MFS Systematic Growth Equity Portfolio	8,897,210	3,077,146	501,402

7.	Income Tax Information

The Portfolios are not required to pay federal income taxes on their net investment income and net capital gains because they are treated as partnerships for federal income tax purposes. All interest, gains and losses of the Portfolios are deemed to have been “passed through” to the Portfolios’ partners in proportion to their holdings in the respective Portfolio, regardless of whether such items have been distributed by the Portfolios. Each partner is responsible for its tax liability based on its distributive share; therefore, no provision has been made for federal income taxes.

The Portfolios file federal and various state and local tax returns as required. No income tax returns are currently under examination. The federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed the fund’s tax positions taken on tax returns for all open years and does not believe there are any uncertain tax positions that would require recognition of a tax liability.

At June 30, 2016, gross unrealized appreciation and gross unrealized depreciation of investments based on cost for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
SSGA Multi-Asset Real Return Portfolio	$91,999,658	$1,858,766	$13,021,066	$(11,162,300)
SSGA Income Allocation Portfolio	102,099,930	5,918,172	3,132,435	2,785,737
SSGA Global Allocation Portfolio	182,768,160	6,729,453	3,726,650	3,002,803
Blackstone / GSO Senior Loan Portfolio	816,967,079	3,459,696	4,669,792	(1,210,096)
SSGA Ultra Short Term Bond Portfolio	24,421,354	17,733	21,960	(4,227)
State Street DoubleLine Total Return Tactical Portfolio	2,692,877,577	46,613,521	20,163,996	26,449,525
SSGA MFS Systematic Core Equity Portfolio	5,839,592	357,310	364,568	(7,258)
SSGA MFS Systematic Growth Equity Portfolio	11,734,128	929,484	496,530	432,954
SSGA MFS Systematic Value Equity Portfolio	2,550,160	227,465	167,446	60,019
State Street Risk Aware Portfolio	1,884,783	159,033	83,260	75,773

SSGA MASTER TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

8.	Line of Credit

Certain Portfolios and other affiliated funds (each a “Participant” and, collectively, the “Participants”) participate in a $360 million revolving credit facility provided by a syndication of banks under which the Participants may borrow to fund shareholder redemptions. Blackstone / GSO Senior Loan Portfolio has exclusive access to $100 million of the total credit facility. The agreement expires in October 2016 unless extended or renewed. Prior to October 14, 2015, the participants could borrow up to $300 million at any time outstanding, subject to asset coverage and other limitations as specified in the agreements. The following Funds participate in the credit facility:

Blackstone / GSO Senior Loan Portfolio

SSGA Ultra Short Term Bond Portfolio

SPDR DoubleLine Total Return Tactical Portfolio

The Participants are charged an annual commitment fee which is calculated based on the unused portion of the shared credit line. Commitment fees are allocated among each of the Participants based on relative net assets. Blackstone / GSO Senior Loan Portfolio pays the commitment fee for its exclusive portion of the credit line. Commitment fees are ordinary fund operating expenses. A Participant incurs and pays the interest expense related to its borrowing. Interest is calculated at a rate per annum equal to the sum of the New York Fed Bank Rate plus 1%. Blackstone / GSO Senior Loan Portfolio may borrow up to a maximum of 25 percent of its assets or a lower amount as set forth in the Portfolio’s prospectus. No Portfolios had outstanding loans during the six months ended June 30, 2016.

9.	Risks

Concentration Risk

As a result of the Portfolios’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Portfolios’ investments more than if the Portfolios were more broadly diversified.

Foreign and Emerging Markets Risks

Investing in foreign markets involve risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of government regulation, economic, political and social instability in the countries in which the Portfolios’ invests. Foreign markets may be less liquid than investments in the U.S. and may be subject to the risks of currency fluctuations. To the extent that a Portfolio invests in securities of issuers located in emerging markets, these risks may be even more pronounced.

Market and Credit Risk

In the normal course of business, the Portfolios trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the general economic conditions and fluctuations of the market (market risk). Additionally, a Portfolio may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio has unsettled or open transactions defaults.

10.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Portfolios through the date on which the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements other than below.

On May 26, 2016, the Board unanimously voted to close and liquidate the State Street Risk Aware Portfolio effective August 24, 2016.

SSGA MASTER TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Owners of Beneficial Interest and Board of Trustees of

SSGA Master Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SSGA Master Trust (comprising, respectively, the SSGA Multi-Asset Real Return Portfolio, SSGA Income Allocation Portfolio, SSGA Global Allocation Portfolio, Blackstone/GSO Senior Loan Portfolio, SSGA Ultra Short Term Bond Portfolio, State Street DoubleLine Total Return Tactical Portfolio, SSGA MFS Systematic Core Equity Portfolio, SSGA MFS Systematic Growth Equity Portfolio, SSGA MFS Systematic Value Equity Portfolio and State Street Risk Aware Portfolio) (collectively, the “Portfolios”), as of June 30, 2016, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2016 by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers or others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Portfolios constituting SSGA Master Trust at June 30, 2016, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 26, 2016

SSGA MASTER TRUST

OTHER INFORMATION

June 30, 2016

Proxy Voting Policies and Procedures and Records

A description of the Trust’s proxy voting policies and procedures that are used by the Portfolios’ investment adviser to vote proxies relating to the Portfolios’ portfolio of securities are available (i) without charge, upon request by calling 1-866-787-2257 (toll free) or (ii) on the website of the U.S. Securities and Exchange Commission, at www.sec.gov.

Information regarding how the investment adviser voted for the prior 12-months period ended June 30 is available by August 31 of each year by calling the same number and on the SEC’s website, at www.sec.gov, and on the Portfolios’ website at www.spdrs.com.

Quarterly Portfolio Schedule

The Portfolios file a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on the Form N-Q is available upon request, without charge, by calling 1-866-787-2257 (toll free) and on the Funds’ website at www.spdrs.com.

Approval of Advisory Agreements

At in-person meetings held prior to June 30, 2016, the Board of Trustees of the Trusts (the “Board”) evaluated proposals (1) to continue the separate Investment Advisory Agreements (the “Agreements”) between each Trust and SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) with respect to the operational series of SSGA Active Trust (the “Current ETFs”) and SSGA Master Trust (together with the Current ETFs, the “Current Funds”), and (2) to approve the separate Agreements between the Adviser and (a) the SSGA Active Trust with respect to the SPDR DoubleLine Short Duration Total Return Tactical ETF and SPDR DoubleLine Emerging Markets Fixed Income ETF (the “New ETFs” and, together with the Current ETFs, the “ETFs”), and the State Street Disciplined Global Equity Portfolio (together with the New ETFs, the “New Funds”) each a new series of the SSGA Active Trust, (with the Current Funds and New Funds collectively being referred to hereafter as the “Funds”), each of which commenced operations during the period covered by this Annual Report. The Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), also met separately with their independent legal counsel to consider the Agreements.

In evaluating the Agreements, the Board drew on materials provided to them by SSGA FM, the Trust’s investment adviser and administrator, and other materials provided by State Street Bank and Trust Company, the Trusts’ sub-administrator, transfer agent and custodian (“State Street”). In deciding whether to approve the Agreements, the Board considered various factors, including the (i) nature, extent and quality of services provided by, or expected to be provided by, the Adviser with respect to the Funds under the Agreements, (ii) investment performance of the Current Funds, (iii) profits realized by the Adviser and its affiliates from its relationship with the Trusts, (iv) fees charged to comparable funds, (v) other benefits to the Adviser, and (vi) extent to which economies of scale would be shared as the Funds grow.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of services provided by, or expected to be provided by, the Adviser. In doing so, the Trustees relied on their prior experience in overseeing the management of the Trusts and materials provided prior to and at the meeting. The Board reviewed the Agreements and the Adviser’s responsibilities for managing investment operations of each of the Funds in accordance with each Fund’s investment objectives and policies, and applicable legal and regulatory requirements. The Board appreciated the relatively unique nature of the ETFs as exchange-traded funds in a master-feeder structure, as appropriate, and the experience and expertise of the Adviser with exchange-traded funds. The Board considered the background and experience of the Adviser’s senior management, including those individuals responsible for portfolio management, oversight of sub-advisers and regulatory compliance of the Funds. The Board also considered the portfolio management resources, structures and practices of the Adviser, including those associated with monitoring and securing each Fund’s compliance with its investment objectives and policies and with applicable laws and regulations. The Board also considered information about the Adviser’s best execution procedures and overall investment management business, noting that the Adviser

SSGA MASTER TRUST

OTHER INFORMATION (continued)

June 30, 2016

serves a wide range of clients across a broad spectrum of asset classes. The Board looked at the Adviser’s general knowledge of the investment business and that of its affiliates which make up State Street Global Advisors, through which the Adviser shares all of its senior personnel. The Board considered that the Adviser and its affiliates constitute one of the world’s largest investment management enterprises for exchange-traded funds. The Board also considered the Adviser’s experience in active management, managing exchange-traded funds in master-feeder structures and overseeing third-party sub-advisers, as applicable.

Investment Performance

The Board then reviewed the Current Funds’ performance. The Board compared each Current Fund’s investment performance to the performance of an appropriate benchmark and group of comparable funds. Among other information, the Board considered the following performance information in its evaluation of the Funds:

SPDR SSGA Multi-Asset Real Return ETF. The Board considered that: (a) the Fund underperformed the median of its Performance Group for the 1-, 2- and 3-year periods; and (b) outperformed its benchmark index for the 1-year period and underperformed its benchmark index for the 3-year period.

SPDR SSGA Income Allocation ETF. The Board considered that: (a) the Fund outperformed the median of its Performance Group for the 1-, 2- and 3-year periods; and (b) underperformed its benchmark index for the 1- and 3-year period.

SPDR SSGA Global Allocation ETF. The Board considered that: (a) the Fund outperformed the median of its Performance Group for the 1-, 2- and 3-year periods; and (b) underperformed its benchmark index for the 1-year period and outperformed its benchmark index for the 3-year period.

SPDR Blackstone / GSO Senior Loan ETF. The Board considered that: (a) the Fund underperformed the median of its Performance Group for the 1- and 2-year periods; and (b) outperformed its benchmark index for the 1-year period.

SPDR SSGA Ultra Short Term Bond ETF. The Board considered that: (a) the Fund underperformed the median of its Performance Group for the 1- and 2-year periods; and (b) outperformed its benchmark index for the 1-year period.

SPDR DoubleLine Total Return Tactical ETF. The Board considered that: (a) the Fund outperformed the median of its Performance Group since inception; and (b) outperformed its benchmark index since inception.

SPDR MFS Systematic Core Equity ETF. The Board considered that: (a) the Fund outperformed the median of its Performance Group for the 1-year period; and (b) outperformed its benchmark index for the 1-year period.

SPDR MFS Systematic Growth Equity ETF. The Board considered that: (a) the Fund outperformed the median of its Performance Group for the 1-year period; and (b) outperformed its benchmark index for the 1-year period.

SPDR MFS Systematic Value Equity ETF. The Board considered that: (a) the Fund outperformed the median of its Performance Group for the 1-year period; and (b) outperformed its benchmark index for the 1-year period.

SPDR SSGA Risk Aware ETF. The Board considered that: (a) the Fund underperformed the median of its Performance Group for the 1-year period; and (b) underperformed its benchmark index for the 1-year period.

On the basis of the foregoing and other relevant information, the Board concluded that the performance of each Current Fund is satisfactory.

Profits Realized by Adviser

The Board considered the profitability of the advisory arrangement with the Current Funds to the Adviser, including data on the Current Funds’ historical profitability to the Adviser. The Independent Trustees, through their counsel, had the opportunity to discuss, with representatives of the Adviser and State Street, methodologies used in computing costs that formed the bases of profitability calculations and determined that these methodologies were reasonable.

Fees Charged to Comparable Funds

The Board evaluated each Fund’s unitary fee through review of comparative information with respect to fees paid by similar funds — i.e., exchange-traded funds that are actively managed, as applicable. The Board reviewed the universe of similar exchange-traded funds for each ETF based upon data independently obtained from Broadridge Financial

SSGA MASTER TRUST

OTHER INFORMATION (continued)

June 30, 2016

Solutions, Inc. (formerly Lipper Analytical Services) and related comparative information for similar exchange-traded funds. The Board also reviewed the fee structure, as applicable, of each Fund in connection with the master-feeder structure, the historical expense ratios of each Current Fund and the estimated expense ratios for each New Fund. In doing so, the Board used a fund by fund analysis of the data.

Other Benefits

The Board also considered whether the Adviser or its affiliates benefited in other ways from its relationship with the Trusts, noting that the Adviser does not maintain soft-dollar arrangements in connection with the Trusts’ brokerage transactions.

Economies of Scale

The Board reviewed information regarding economies of scale or other efficiencies that may result as each Fund’s assets grow in size. The Board noted that the Agreements did not provide for breakpoints in each Fund’s advisory fee rates as assets of a Fund increase. However, the Board further noted the Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration for the Funds by fixing relatively low advisory fees, effectively sharing the benefits of lower fees with the Funds from inception. The Adviser also asserted that one of the benefits of the unitary fee was to provide an unvarying expense structure, which could be lost or diluted with the addition of breakpoints. The Board noted that it intends to continue to monitor fees as the Funds grow in size and assess whether fee breakpoints may be warranted.

The Board, including the Independent Trustees voting separately, approved the Agreements for each Fund after weighing the foregoing factors, none of which was dispositive in itself and may have been weighed differently by each Trustee. The Board’s conclusions with respect to each Agreement were as follows: (a) the nature and extent of the services provided, or expected to be provided, by the Adviser with respect to the Funds were appropriate; (b) the performance of each Current Fund had been satisfactory; (c) the Adviser’s unitary fee for each Fund, considered in relation to services provided or expected to be provided, and in relation to fees charged to comparable funds, was fair and reasonable; (d) profitability of the Trusts’ relationship with the Adviser was not excessive; (e) any additional potential benefits to the Adviser or its affiliates were not of a magnitude to materially affect the Board’s conclusions; and (f) fees paid to the Adviser shared the economies of scale with respect to the Current Funds by way of the relatively low fee structure of the Trusts.

Approval of GSO / Blackstone Debt Funds Management LLC Sub-Advisory Agreements

At an in-person meeting held prior to June 30, 2016, the Board also evaluated proposals to continue the separate Sub-Advisory Agreements (the “GSO / Blackstone Sub-Advisory Agreements”) between the Adviser and GSO / Blackstone Debt Funds Management LLC (“GSO / Blackstone”) with respect to the SPDR Blackstone / GSO Senior Loan ETF, a series of the SSGA Active Trust, and Blackstone / GSO Senior Loan Portfolio, a series of the SSGA Master Trust, each sub-advised by GSO / Blackstone (the “GSO / Blackstone Funds”). The Independent Trustees also met separately with their independent legal counsel to consider the GSO / Blackstone Sub-Advisory Agreements.

In evaluating the GSO / Blackstone Sub-Advisory Agreements, the Board drew on materials provided to them by GSO / Blackstone and the Adviser. In deciding whether to approve the GSO / Blackstone Sub-Advisory Agreements, the Board considered various factors, including the (i) nature, extent and quality of services provided by GSO / Blackstone with respect to the GSO / Blackstone Funds under the GSO / Blackstone Sub-Advisory Agreements and (ii) investment performance of the GSO / Blackstone Funds. The Board was apprised of the portion of the current advisory fee that the Adviser would pay to GSO / Blackstone under the GSO / Blackstone Sub-Advisory Agreements and also considered that such fees would be paid directly by the Adviser and would not result in increased fees payable by the GSO / Blackstone Funds.

The Board considered the background and experience of GSO / Blackstone’s senior management and, in particular, GSO / Blackstone’s experience in investing in senior loan securities. The Board reviewed the GSO / Blackstone Funds’ performance, noting that that the performance of the GSO / Blackstone Funds was satisfactory. The Board also considered the unitary fee paid to the Adviser by each GSO / Blackstone Fund and GSO / Blackstone’s fees paid by the Adviser.

SSGA MASTER TRUST

OTHER INFORMATION (continued)

June 30, 2016

The Board, including the Independent Trustees voting separately, approved the GSO / Blackstone Sub-Advisory Agreements for each GSO / Blackstone Fund after weighing the foregoing factors, none of which was dispositive in itself and may have been weighed differently by each Trustee. The Board’s conclusions with respect to each GSO / Blackstone Sub-Advisory Agreement were as follows: (a) the nature and extent of the services provided by GSO / Blackstone with respect to the GSO / Blackstone Funds were appropriate; (b) the performance of the GSO / Blackstone Funds had been satisfactory; (c) GSO / Blackstone’s fees for the GSO / Blackstone Funds and the unitary fee, considered in relation to the services provided, were fair and reasonable; (d) any additional potential benefits to GSO / Blackstone were not of a magnitude to materially affect the Board’s conclusions; and (e) fees paid to GSO / Blackstone adequately shared the economies of scale with each applicable GSO / Blackstone Fund by way of the relatively low fee structure of the Trusts.

Approval of Massachusetts Financial Services Company Sub-Advisory Agreements

At an in-person meeting held prior to June 30, 2016, the Board also evaluated proposals to continue the separate Sub-Advisory Agreements (the “MFS Sub-Advisory Agreements”) between the Adviser and Massachusetts Financial Services Company (“MFS”) with respect to the SPDR MFS Systematic Core Equity ETF, SPDR MFS Systematic Growth Equity ETF and SPDR MFS Systematic Value Equity ETF, each a series of the SSGA Active Trust, and SSGA MFS Systematic Core Equity Portfolio, SSGA Systematic Growth Equity Portfolio and SSGA MFS Systematic Value Equity Portfolio, each a series of the SSGA Master Trust, each sub-advised by MFS (the “MFS Funds”). The Independent Trustees also met separately with their independent legal counsel to consider the MFS Sub-Advisory Agreements.

In evaluating the MFS Sub-Advisory Agreements, the Board drew on materials provided to them by MFS and the Adviser. In deciding whether to approve the MFS Sub-Advisory Agreements, the Board considered various factors, including the (i) nature, extent and quality of services provided by MFS with respect to the MFS Funds under the MFS Sub-Advisory Agreements and (ii) investment performance of the MFS Funds. The Board was apprised of the portion of the current advisory fee that the Adviser would pay to MFS under the MFS Sub-Advisory Agreements and also considered that such fees would be paid directly by the Adviser and would not result in increased fees payable by the MFS Funds.

The Board considered the background and experience of MFS’s senior management and, in particular, MFS’s experience in investing in equity securities. The Board reviewed the MFS Funds’ performance, noting that that the performance of the MFS Funds was satisfactory. The Board also considered the unitary fee paid to the Adviser by each MFS Fund and MFS’s fees paid by the Adviser.

The Board, including the Independent Trustees voting separately, approved the MFS Sub-Advisory Agreements for each MFS Fund after weighing the foregoing factors, none of which was dispositive in itself and may have been weighed differently by each Trustee. The Board’s conclusions with respect to each MFS Sub-Advisory Agreement were as follows: (a) the nature and extent of the services provided by MFS with respect to the MFS Funds were appropriate; (b) the performance of the MFS Funds had been satisfactory; (c) MFS’s fees for the MFS Funds and the unitary fee, considered in relation to the services provided, were fair and reasonable; (d) any additional potential benefits to MFS were not of a magnitude to materially affect the Board’s conclusions; and (e) fees paid to MFS adequately shared the economies of scale with each applicable MFS Fund by way of the relatively low fee structure of the Trusts.

Approval of DoubleLine Capital LP Sub-Advisory Agreements

At in-person meetings held prior to June 30, 2016, the Board also considered proposals to continue the separate Sub-Advisory Agreements (the “DoubleLine Sub-Advisory Agreements”) between the Adviser and DoubleLine Capital LP (“DoubleLine”) with respect to the SPDR DoubleLine Total Return Tactical ETF, a series of the SSGA Active Trust, and State Street DoubleLine Total Return Tactical Portfolio, a series of the SSGA Master Trust (together, the “Current DoubleLine Funds”), and to approve the DoubleLine Sub-Advisory Agreements between the Adviser and DoubleLine with respect to the SPDR DoubleLine Short Duration Total Return Tactical ETF and SPDR DoubleLine Emerging Markets Fixed Income ETF, each a series of SSGA Active Trust (together with the Current DoubleLine Funds, the “DoubleLine Funds”), under which each of the DoubleLine Funds would be sub-advised by DoubleLine. The Independent Trustees also met separately with their independent legal counsel to consider the DoubleLine Sub-Advisory Agreements.

SSGA MASTER TRUST

OTHER INFORMATION (continued)

June 30, 2016

In evaluating the DoubleLine Sub-Advisory Agreements, the Board drew on materials provided to them by DoubleLine and the Adviser. In deciding whether to approve the DoubleLine Sub-Advisory Agreements, the Board considered various factors, including the (i) nature, extent and quality of services provided, or expected to be provided, by DoubleLine with respect to the DoubleLine Funds under the DoubleLine Sub-Advisory Agreements; and (ii) investment performance of the Current DoubleLine Funds. The Board was apprised of the portion of the advisory fee that the Adviser would pay to DoubleLine under the DoubleLine Sub-Advisory Agreements and also considered that such fees would be paid directly by the Adviser and would not result in increased fees payable by the DoubleLine Funds.

The Board considered the background and experience of DoubleLine’s senior management and, in particular, DoubleLine’s experience in investing in fixed income securities. The Board reviewed the Current DoubleLine Funds’ performance, noting that that the performance of the Current DoubleLine Funds was satisfactory. The Board also considered the unitary fee paid, or to be paid, to the Adviser by each DoubleLine Fund and DoubleLine’s fees paid by the Adviser.

The Board, including the Independent Trustees voting separately, approved the DoubleLine Sub-Advisory Agreements for the DoubleLine Funds after weighing the foregoing factors, none of which was dispositive in itself and may have been weighed differently by each Trustee. The Board’s conclusions with respect to each of the DoubleLine Sub-Advisory Agreements were as follows: (a) the nature and extent of the services provided, or expected to be provided, by DoubleLine with respect to the DoubleLine Funds were adequate and appropriate; (b) the performance of the Current DoubleLine Funds had been satisfactory; (c) DoubleLine’s fees for the DoubleLine Funds and the unitary fee, considered in relation to the services provided, or expected to be provided, were fair and reasonable; (d) any additional potential benefits to DoubleLine were not of a magnitude to materially affect the Board’s conclusions; and (e) fees paid, or expected to be paid, to DoubleLine were expected to share economies of scale with each applicable DoubleLine Fund by way of the relatively low fee structure of the Trusts.

SSGA MASTER TRUST

OTHER INFORMATION (continued)

June 30, 2016

TRUSTEES

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees
FRANK NESVET c/o SSGA Master Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1943	Independent Trustee, Chairman, Trustee Committee Chair	Term: Unlimited Served: since September 2000	Chief Executive Officer, Libra Group, Inc. (a financial services consulting company) (1998-present).	218	SPDR Index Shares Funds (Trustee); SPDR Series Trust (Trustee); SSGA Active Trust (Trustee).
DAVID M. KELLY c/o SSGA Master Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1938	Independent Trustee, Audit Committee Chair	Term: Unlimited Served: since September 2000	Retired.	218	Chicago Stock Exchange (Former Director, retired); Penson Worldwide Inc. (Former Director, retired); SPDR Index Shares Funds (Trustee); SPDR Series Trust (Trustee); SSGA Active Trust (Trustee).
BONNY EUGENIA BOATMAN c/o SSGA Master Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1950	Independent Trustee	Term: Unlimited Served: since April 2010	Retired.	218	SPDR Index Shares Funds (Trustee); SPDR Series Trust (Trustee); SSGA Active Trust (Trustee).
DWIGHT D. CHURCHILL c/o SSGA Master Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1953	Independent Trustee	Term: Unlimited Served: since April 2010	Self-employed consultant since 2010; CEO and President, CFA Institute (June 2014-January 2015).	218	SPDR Index Shares Funds (Trustee); SPDR Series Trust (Trustee); SSGA Active Trust (Trustee); Affiliated Managers Group, Inc. (Director).
CARL G. VERBONCOEUR c/o SSGA Master Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1952	Independent Trustee	Term: Unlimited Served: since April 2010	Self-employed consultant since 2009.	218	The Motley Fool Funds Trust (Trustee); SPDR Index Shares Funds (Trustee); SPDR Series Trust (Trustee); SSGA Active Trust (Trustee).

SSGA MASTER TRUST

OTHER INFORMATION (continued)

June 30, 2016

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee
JAMES E. ROSS* SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1965	Interested Trustee	Term: Unlimited Served as Trustee: since April 2010	Chairman and Director, SSGA Funds Management, Inc. (2005-present); Senior Managing Director and Principal, State Street Global Advisors (2006-present); President, SSGA Funds Management, Inc. (2005-2012).	299

SPDR Index

Shares Funds

(Trustee); SPDR Series Trust (Trustee); SSGA Active Trust (Trustee); Select Sector SPDR Trust (Trustee); State Street Master Funds (Trustee);

and State Street

Institutional

Investment Trust

(Trustee).

*	Mr. Ross is an Interested Trustee because of his employment with the Adviser and ownership interest in an affiliate of the Adviser. Mr. Ross previously served as an Interested Trustee from November 2005 to December 2009.

OFFICERS

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
ELLEN M. NEEDHAM SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1967	President	Term: Unlimited Served: since October 2012	President and Director, SSGA Funds Management, Inc. (2001-present)*; Senior Managing Director, State Street Global Advisors (1992-present).*
ANN M. CARPENTER SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1966	Vice President; Deputy Treasurer	Term: Unlimited Served: since August 2012; Term: Unlimited Served: since February 2016	Chief Operating Officer, SSGA Funds Management, Inc. (2005-Present)*; Managing Director, State Street Global Advisors (2005-present).*
MICHAEL P. RILEY SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1969	Vice President	Term: Unlimited Served: since February 2005	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (February 2015-present); Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (2008-February 2015); Principal, State Street Global Advisors and SSGA Funds Management, Inc. (2005-2008).
JOSHUA A. WEINBERG SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1978	Chief Legal Officer	Term: Unlimited Served: since February 2015	Vice President and Managing Counsel, State Street Global Advisors (2011-present); Clerk, SSGA Funds Management, Inc. (2013-present); Associate, Financial Services Group, Dechert LLP (2006-2011).

SSGA MASTER TRUST

OTHER INFORMATION (continued)

June 30, 2016

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
CHRISTOPHER A. MADDEN State Street Bank and Trust Company One Hundred Huntington Avenue, CPH0326 Boston, MA 02116 1967	Secretary	Term: Unlimited Served: since August 2013	Vice President and Senior Counsel, State Street Bank and Trust Company (2013-present); Counsel, Atlantic Fund Services (2009-2013); Vice President.*
PATRICIA A. MORISETTE State Street Bank and Trust Company One Hundred Huntington Avenue, CPH0326 Boston, MA 02116 1973	Assistant Secretary	Term: Unlimited Served: since February 2015	Vice President and Counsel, State Street Bank and Trust Company (2014-present); Assistant Vice President and Counsel, John Hancock Financial Services (2011-2013); Independent legal consultant (2009-2011); Associate, Bingham McCutchen LLP (2003-2009).*,**
BRUCE S. ROSENBERG SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1961	Treasurer	Term: Unlimited Served: since February 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015-present; Director, Credit Suisse (April 2008-July 2015)).
CHAD C. HALLETT SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1969	Deputy Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014-present); Vice President, State Street Bank and Trust Company (2001-November 2014).*
SUJATA UPRETI SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1974	Assistant Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015-present; Assistant Director, Cambridge Associates, LLC (July 2014-January 2015); Vice President, Bank of New York Mellon (July 2012-August 2013); Manager, PricewaterhouseCoopers, LLP (September 2003-July 2012)).
DANIEL FOLEY SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1972	Assistant Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (April 2007-present).*
BRIAN HARRIS SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1973	Chief Compliance Officer and Anti-Money Laundering Officer	Term: Unlimited Served: since November 2013	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013-present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (2010-2013); Director of Compliance, AARP Financial Inc. (2008-2010).

*	Served in various capacities and/or with various affiliated entities during noted time period.
**	Served in various capacities and/or with unaffiliated mutual funds or closed-end funds for which State Street Bank and Trust Company or its affiliates act as a provider of services during the noted time period.

Statement of Additional information (SAI) includes additional information about Fund directors and is available, without charge, upon request and by calling 1-866-787-2257.

SSGA Master Trust

Trustees

Bonny E. Boatman

Dwight D. Churchill

David M. Kelly

Frank Nesvet, Chairman

James E. Ross

Carl G. Verboncoeur

Officers

Ellen M. Needham, President

Bruce Rosenberg, Treasurer

Ann Carpenter, Vice President and Deputy Treasurer

Michael P. Riley, Vice President

Chad C. Hallett, Deputy Treasurer

Sujata Upreti, Assistant Treasurer

Daniel Foley, Assistant Treasurer

Christopher A. Madden, Secretary

Patricia A. Morisette, Assistant Secretary

Brian Harris, Chief Compliance Officer and Anti-Money Laundering Officer

Joshua A. Weinberg, Chief Legal Officer

Investment Manager and Administrator

SSGA Funds Management, Inc.

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Custodian, Sub-Administrator and Transfer Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Legal Counsel

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

For more complete information, please call 866.787.2257 or

visit www.spdrs.com today.

State Street Global Advisors, State Street Financial Center One Lincoln Street Boston, MA 02111

ETFs trade like stocks, are subject to investment risk, fluctuate in market value and may trade at prices above or below the ETFs net asset value. Brokerage commissions and ETF expenses will reduce returns.

Because the SPDR SSGA Active Asset Allocation ETFs are actively managed, they are therefore subject to the risk that the investments selected by SSGA may cause the ETFs to underperform relative to their benchmarks or other funds with similar investment objectives. Actively managed ETFs do not seek to replicate the performance of a specified index.

Foreign investments involve greater risks than U.S. investments, including political and economic risks and the risk of currency fluctuations, all of which may be magnified in emerging markets.

Bonds generally present less short-term risk and volatility than stocks, but contain interest rate risk (as interest rates rise bond prices usually fall); issuer default risk; issuer credit risk; liquidity risk; and inflation risk. These effects are usually pronounced for longer-term securities. Any fixed income security sold or redeemed prior to maturity may be subject to a substantial gain or loss.

Investing in commodities entail significant risk and is not appropriate for all investors. Commodities investing entail significant risk as commodity prices can be extremely volatile due to wide range of factors. A few such factors include overall market movements, real or perceived inflationary trends, commodity index volatility, international, economic and political changes, change in interest and currency exchange rates.

Past performance is no guarantee of future results. It is not possible to invest directly in an index. Index performance does not reflect charges and expenses associated with the fund or brokerage commissions associated with buying and selling a fund. Index performance is not meant to represent that of any particular fund.

Standard & Poor’s, S&P and SPDR are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by S&P Dow Jones Indices LLC (SPDJI) and sublicensed for certain purposes by State Street Corporation. State Street Corporation’s financial products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates and third party licensors and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability in relation thereto, including for any errors, omissions, or interruptions of any index.

Distributor: State Street Global Markets, LLC, member FINRA, SIPC, a wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. Certain State Street affiliates provide services and receive fees from the SPDR ETFs.

State Street Global Markets, LLC is the distributor for all registered products on behalf of the adviser. SSGA Funds Management has retained GSO Capital Partners, Massachusetts Financial Services Company & DoubleLine Capital LP as the sub-adviser.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

GSO Capital Partners, Massachusetts Financial Services Company and DoubleLine Capital LP is not affiliated with State Street Global Markets, LLC.

Before investing, consider the fund’s investment objectives, risks, charges and expenses. To obtain a prospectus or summary prospectus which contains this and other information, call 866.787.2257 or visit www.spdrs.com. Read it carefully.

Not FDIC Insured. No Bank Guarantee. May Lose Value

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.spdrs.com Please read the prospectus carefully before you invest.

State Street Global Advisors	© 2016 State Street Corporation - All Rights Reserved SPDRACTAR IBG-20863

Annual Report

30 June 2016

SSGA Active Trust

SPDR DoubleLine® Short Duration Total Return Tactical ETF (STOT)

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.spdrs.com. Please read the prospectus carefully before you invest.

SSGA Active Trust

SPDR DoubleLine Short Duration Total Return Tactical ETF

Annual Report

June 30, 2016

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.spdrs.com. Please read the prospectus carefully before you invest.

SPDR DOUBLELINE SHORT DURATION TOTAL RETURN TACTICAL ETF — PORTFOLIO SUMMARY (UNAUDITED)

The fund had less than six months of operations at reporting period end and therefore does not have performance history to provide in this report.

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	FEDERAL NATIONAL MORTGAGE ASSOCIATION 3.00% 06/01/2036	TREASURY NOTES 1.00% 09/15/2017	TREASURY NOTES 0.88% 07/15/2017	TREASURY NOTES 1.00% 12/31/2017	TREASURY NOTES 0.88% 11/30/2017
MARKET VALUE	$3,131,238	1,960,589	1,776,673	1,710,914	1,657,161
% OF NET ASSETS	6.2	3.9	3.5	3.4	3.3

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular security.)

PORTFOLIO COMPOSITION*	JUNE 30, 2016
Corporate Bonds & Notes	27.2%
U.S. Treasury Obligations	21.5
Mortgage-Backed Securities	36.2
Asset-Backed Securities	8.1
Senior Floating Rate Loans	3.8
Short-Term Investment	1.3
Foreign Government Obligations	1.2
Other Assets in Excess of Liabilities	0.7
TOTAL	100.0%

*	The Fund’s portfolio composition is expressed as a percentage of net assets and may change over time.

1

SPDR DoubleLine Short Duration Total Return Tactical ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Principal Amount	Value

CORPORATE BONDS & NOTES — 27.2%
ADVERTISING — 0.2%
Outfront Media Capital LLC/Outfront Media Capital Corp. 5.25%, 2/15/2022	$100,000	$101,500

AEROSPACE & DEFENSE — 0.2%
United Technologies Corp. 6.13%, 2/1/2019	100,000	112,285

AGRICULTURE — 0.7%
Philip Morris International, Inc. 5.65%, 5/16/2018	200,000	217,262
Reynolds American, Inc. 3.25%, 6/12/2020	140,000	147,783

		365,045

AUTO MANUFACTURERS — 0.6%
Kia Motors Corp. 2.63%, 4/21/2021 (a)	200,000	206,551
Toyota Motor Credit Corp. Series MTN, 1.70%, 2/19/2019	75,000	75,861

		282,412

AUTO PARTS & EQUIPMENT — 0.1%
American Axle & Manufacturing, Inc. 6.63%, 10/15/2022	65,000	69,303

BANKS — 6.6%
Agromercantil Senior Trust 6.25%, 4/10/2019	200,000	206,900
Banco Mercantil del Norte SA 6.86%, 10/13/2021	200,000	199,500
Banco Nacional de Costa Rica 4.88%, 11/1/2018	200,000	204,000
Banco Santander Mexico SA 5.95%, 1/30/2024 (b)	200,000	210,000
Bancolombia SA 6.13%, 7/26/2020	200,000	214,000
Bank of America Corp. 2.00%, 1/11/2018	150,000	151,011
BB&T Corp. 2.25%, 2/1/2019	115,000	117,438
BBVA Bancomer SA 6.01%, 5/17/2022	200,000	199,000
Citigroup, Inc. 2.05%, 12/7/2018	150,000	151,240
Global Bank Corp. 5.13%, 10/30/2019	200,000	206,500
Goldman Sachs Group, Inc. 2.90%, 7/19/2018	115,000	117,834
Itau CorpBanca 3.88%, 9/22/2019	200,000	209,562
JPMorgan Chase & Co. 2.25%, 1/23/2020	115,000	116,601
Morgan Stanley Series GMTN, 2.45%, 2/1/2019	145,000	147,717
Oversea-Chinese Banking Corp., Ltd. 4.00%, 10/15/2024 (b)	200,000	209,263
PNC Funding Corp. 4.38%, 8/11/2020	65,000	71,481
Royal Bank of Canada 2.00%, 12/10/2018	130,000	132,080
Toronto-Dominion Bank Series GMTN, 1.75%, 7/23/2018	125,000	126,365
United Overseas Bank, Ltd. 3.75%, 9/19/2024	200,000	207,000
Wells Fargo & Co. 1.50%, 1/16/2018	115,000	115,540

		3,313,032

BEVERAGES — 0.7%
Anheuser-Busch InBev Finance, Inc. 1.90%, 2/1/2019	130,000	132,157
Molson Coors Brewing Co. 1.45%, 7/15/2019	50,000	50,154
PepsiCo, Inc. 2.15%, 10/14/2020	180,000	184,637

		366,948

BIOTECHNOLOGY — 0.5%
Celgene Corp. 2.13%, 8/15/2018	230,000	232,885

COMMERCIAL SERVICES — 0.4%
Adani Ports & Special Economic Zone, Ltd. 3.50%, 7/29/2020	200,000	198,926
Prime Security Services Borrower LLC/Prime Finance, Inc. 9.25%, 5/15/2023 (a)	25,000	26,500

		225,426

DIVERSIFIED FINANCIAL SERVICES — 0.8%
American Express Credit Corp. Series GMTN, 2.25%, 8/15/2019	230,000	234,638
National Rural Utilities Cooperative Finance Corp. 2.30%, 11/15/2019	115,000	118,484
Tanner Servicios Financieros SA 4.38%, 3/13/2018	50,000	50,125

		403,247

ELECTRIC — 1.2%
Duke Energy Corp. 1.63%, 8/15/2017	115,000	115,617
Israel Electric Corp., Ltd. 5.63%, 6/21/2018	200,000	211,800
NRG Energy, Inc. 6.25%, 7/15/2022	45,000	43,763
Southern Co. 2.45%, 9/1/2018	230,000	235,324

		606,504

ENGINEERING & CONSTRUCTION — 0.3%
Aeropuerto Internacional de Tocumen SA 5.75%, 10/9/2023	130,000	135,850

ENTERTAINMENT — 0.1%
Scientific Games International, Inc. 7.00%, 1/1/2022 (a)	65,000	65,488

FOOD — 0.9%
General Mills, Inc. 2.20%, 10/21/2019	230,000	235,132
Kraft Heinz Foods Co. 2.00%, 7/2/2018 (a)	115,000	116,514
Kroger Co. 6.15%, 1/15/2020	100,000	114,979

		466,625

FOREST PRODUCTS & PAPER — 0.4%
Inversiones CMPC SA/Cayman Islands Branch 4.75%, 1/19/2018	200,000	207,109

HEALTH CARE PRODUCTS — 0.1%
Thermo Fisher Scientific, Inc. 2.15%, 12/14/2018	75,000	75,642

HEALTH CARE SERVICES — 1.0%
Aetna, Inc. 1.90%, 6/7/2019	70,000	70,992
Anthem, Inc. 2.30%, 7/15/2018	230,000	232,930
Centene Corp.:
4.75%, 5/15/2022	10,000	10,200
5.63%, 2/15/2021 (a)	20,000	20,812

See accompanying notes to financial statements.

2

SPDR DoubleLine Short Duration Total Return Tactical ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

HCA, Inc. 4.25%, 10/15/2019	$100,000	$104,313
Select Medical Corp. 6.38%, 6/1/2021	45,000	42,778

		482,025

HOUSEHOLD PRODUCTS(c) — 0.0%
Revlon Consumer Products Corp. 5.75%, 2/15/2021	15,000	14,550

HOUSEWARES — 0.2%
Newell Brands, Inc. 2.60%, 3/29/2019	100,000	102,469

INSURANCE — 0.2%
Berkshire Hathaway Finance Corp. 1.70%, 3/15/2019	120,000	121,961

INTERNET — 0.2%
Amazon.com, Inc. 2.60%, 12/5/2019	110,000	114,830

INVESTMENT COMPANY SECURITY — 0.4%
GrupoSura Finance SA 5.70%, 5/18/2021	200,000	214,200

IT SERVICES — 0.8%
Apple, Inc. 1.70%, 2/22/2019	125,000	126,996
Hewlett Packard Enterprise Co. 2.85%, 10/5/2018 (a)	275,000	281,293

		408,289

LEISURE TIME — 0.3%
NCL Corp., Ltd. 5.25%, 11/15/2019 (a)	65,000	65,650
Sabre GLBL, Inc. 5.25%, 11/15/2023 (a)	60,000	61,275

		126,925

LODGING — 0.1%
Station Casinos LLC 7.50%, 3/1/2021	45,000	47,646

MACHINERY, CONSTRUCTION & MINING — 0.2%
Caterpillar Financial Services Corp. Series GMTN, 1.70%, 6/16/2018	115,000	116,352

MEDIA — 0.8%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.25%, 9/30/2022	65,000	66,547
Cequel Communications Holdings I LLC/Cequel Capital Corp. 6.38%, 9/15/2020 (a)	30,000	30,447
Comcast Corp. 5.88%, 2/15/2018	200,000	215,338
Sinclair Television Group, Inc. 5.63%, 8/1/2024 (a)	65,000	66,585

		378,917

OIL & GAS — 1.9%
BP Capital Markets PLC 1.68%, 5/3/2019	30,000	30,200
Chevron Corp. 1.56%, 5/16/2019	75,000	75,433
Delek & Avner Tamar Bond, Ltd. 4.44%, 12/30/2020 (a)	200,000	207,500
ONGC Videsh, Ltd. 3.25%, 7/15/2019	200,000	205,540
Petroleos Mexicanos 5.50%, 1/21/2021	150,000	158,994
Petronas Global Sukuk, Ltd. 2.71%, 3/18/2020	200,000	202,261
Shell International Finance B.V. 1.38%, 5/10/2019	75,000	75,167

		955,095

PACKAGING & CONTAINERS — 0.2%
Berry Plastics Corp. 5.50%, 5/15/2022	65,000	66,625
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.13%, 7/15/2023 (a)	30,000	30,375

		97,000

PHARMACEUTICALS — 1.3%
AbbVie, Inc. 1.80%, 5/14/2018	230,000	231,386
Cardinal Health, Inc. 1.95%, 6/15/2018	100,000	100,976
McKesson Corp. 1.29%, 3/10/2017	125,000	125,237
Mylan NV 2.50%, 6/7/2019 (a)	75,000	76,052
Quintiles Transnational Corp. 4.88%, 5/15/2023 (a)	100,000	101,812

		635,463

PIPELINES — 1.1%
Kinder Morgan Energy Partners L.P. 6.00%, 2/1/2017	110,000	112,556
Oleoducto Central SA 4.00%, 5/7/2021	200,000	195,400
Transportadora de Gas Internacional SA ESP 5.70%, 3/20/2022	200,000	208,500
Williams Partners L.P. / ACMP Finance Corp. 4.88%, 3/15/2024	20,000	19,100

		535,556

REAL ESTATE INVESTMENT TRUSTS — 0.7%
Boston Properties L.P. 5.88%, 10/15/2019	100,000	112,003
Equinix, Inc. 5.38%, 4/1/2023	100,000	103,000
Simon Property Group L.P. 2.20%, 2/1/2019	115,000	117,358

		332,361

RETAIL — 1.0%
CVS Health Corp. 1.90%, 7/20/2018	220,000	223,015
Dollar Tree, Inc. 5.75%, 3/1/2023 (a)	65,000	69,063
Home Depot, Inc. 2.00%, 6/15/2019	150,000	154,086
Sally Holdings LLC/Sally Capital, Inc. 5.75%, 6/1/2022	65,000	67,600

		513,764

SOFTWARE — 0.7%
Activision Blizzard, Inc. 5.63%, 9/15/2021 (a)	65,000	67,763
First Data Corp. 5.75%, 1/15/2024 (a)	25,000	24,609
Oracle Corp. 2.25%, 10/8/2019	230,000	236,931

		329,303

TELECOMMUNICATIONS — 2.3%
AT&T, Inc. 2.30%, 3/11/2019	115,000	117,496
Axiata SPV2 Bhd Series 2, 3.47%, 11/19/2020	200,000	208,422
British Telecommunications PLC 5.95%, 1/15/2018	200,000	213,990
Cisco Systems, Inc. 1.65%, 6/15/2018	115,000	116,597
Digicel, Ltd. 7.00%, 2/15/2020	200,000	185,000
Level 3 Communications, Inc. 5.75%, 12/1/2022	65,000	65,812
Orange SA 2.75%, 2/6/2019	115,000	118,335

See accompanying notes to financial statements.

3

SPDR DoubleLine Short Duration Total Return Tactical ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Verizon Communications, Inc. 2.63%, 2/21/2020	$145,000	$149,894

		1,175,546

TOTAL CORPORATE BONDS & NOTES (Cost $13,681,451)		13,731,553

FOREIGN GOVERNMENT OBLIGATIONS — 1.2%
Banco de Costa Rica 5.25%, 8/12/2018	200,000	204,250
Banco Latinoamericano de Comercio Exterior SA 3.25%, 5/7/2020	200,000	201,000
Fondo MIVIVIENDA SA 3.38%, 4/2/2019	200,000	205,980

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $608,087)		611,230

U.S. TREASURY OBLIGATIONS — 21.5%
Treasury Notes:
0.63%, 5/31/2017	1,300,000	1,301,365
0.75%, 1/31/2018	1,000,000	1,002,830
0.88%, 7/15/2017	1,770,000	1,776,673
0.88%, 11/30/2017	1,650,000	1,657,161
1.00%, 9/15/2017	1,950,000	1,960,589
1.00%, 12/31/2017	1,700,000	1,710,914
1.63%, 6/30/2020	1,380,000	1,419,233

TOTAL U.S. TREASURY OBLIGATIONS (Cost $10,794,259)		10,828,765

SENIOR FLOATING RATE LOANS — 3.8%
AEROSPACE & DEFENSE — 0.1%
TransDigm, Inc.:
Senior Secured Delayed Draw Term Loan F, 3.75%, 6/9/2023	20,368	20,109
Senior Secured Term Loan F, 3.75%, 6/9/2023	22,632	22,344

		42,453

CONTAINERS & PACKAGING — 0.2%
Reynolds Group Holdings, Inc. Senior Secured Dollar Term Loan, 4.50%, 12/1/2018	100,000	100,145

DIVERSIFIED TELECOMMUNICATION SERVICES — 0.4%
Level 3 Financing, Inc. Senior Secured Term Loan B2, 3.50%, 5/31/2022	100,000	99,787
Virgin Media Investment Holdings, Ltd. Senior Secured Term Loan F, 3.65%, 6/30/2023	100,000	97,711

		197,498

HEALTH CARE PROVIDERS & SERVICES — 0.1%
MPH Acquisition Holdings LLC Senior Secured Term Loan B, 5.00%, 6/7/2023	49,000	49,196

HOTELS, RESTAURANTS & LEISURE — 0.6%
Burger King 1011778 B.C. Unlimited Liability Co. Senior Secured Term Loan B2, 3.75%, 12/10/2021	99,746	99,746

MGM Growth Prop. Operating Partnership L.P. Senior Secured Term Loan B, 4.00%, 4/25/2023	99,750	100,093
Scientific Games International, Inc. Senior Secured Term Loan B2, 6.00%, 10/1/2021	69,747	68,884
Yum! Brands Inc. Senior Secured 1st Lien Term Loan B, 3.19%, 6/16/2023	37,000	37,093

		305,816

LIFE SCIENCES TOOLS & SERVICES — 0.2%
Jaguar Holding Company II Senior Secured Term Loan B, 4.25%, 8/18/2022	99,748	98,938

MEDIA — 0.5%
Charter Communications Operating LLC Senior Secured Term Loan I, 3.50%, 1/24/2023	99,750	99,984
McGraw-Hill Global Education Holdings LLC Senior Secured Term Loan B, 5.00%, 5/4/2022	64,000	64,016
Tribune Media Co. Senior Secured Term Loan, 3.75%, 12/27/2020	99,748	99,686

		263,686

MULTILINE RETAIL — 0.2%
Dollar Tree, Inc. Senior Secured Term Loan B1, 3.50%, 7/6/2022	100,000	100,166

PERSONAL PRODUCTS — 0.2%
NBTY, Inc. Senior Secured Term Loan B, 5.00%, 5/5/2023	100,000	99,393

PHARMACEUTICALS — 0.2%
Endo Luxembourg Finance Company I S.A.R.L. Senior Secured Term Loan B, 3.75%, 9/26/2022	99,749	98,353

PROFESSIONAL SERVICES — 0.2%
TransUnion LLC Senior Secured Term Loan B2, 3.50%, 4/9/2021	99,745	98,701

ROAD & RAIL — 0.1%
Hertz Corp. Senior Secured Term Loan B, 1.00%, 6/30/2023	50,000	50,031

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.4%
Dell, Inc.:
Senior Secured Term Loan B, 1.00%, 5/24/2023	96,000	95,790
Senior Secured Term Loan B2, 4.00%, 4/29/2020	100,000	99,828

		195,618

See accompanying notes to financial statements.

4

SPDR DoubleLine Short Duration Total Return Tactical ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

TRADING COMPANIES & DISTRIBUTORS — 0.2%
Univar, Inc. Senior Secured Term Loan, 4.25%, 7/1/2022	$99,749	$98,502

WIRELESS TELECOMMUNICATION SERVICES — 0.2%
T-Mobile USA, Inc. Senior Secured Term Loan B, 3.50%, 11/9/2022	99,749	100,202

TOTAL SENIOR FLOATING RATE LOANS (Cost $1,904,926)		1,898,698

ASSET-BACKED SECURITIES — 8.1%
ASSET-BACKED - OTHER — 6.1%
AVANT Loans Funding Trust Series 2016-B, Class A, 3.92%, 8/15/2019 (a)	224,763	225,699
Bear Stearns Asset Backed Securities Trust Series 2006-2, Class M1, ABS, 0.87%, 7/25/2036	897,784	886,792
CAM Mortgage Trust Series 2016-1, Class A, ABS, 4.00%, 1/15/2056 (a)	947,653	945,446
Springleaf Funding Trust Series 2015-AA, Class A, ABS, 3.16%, 11/15/2024 (a)	1,000,000	1,005,915

		3,063,852

ASSET-BACKED - STUDENT LOAN — 2.0%
Commonbond Student Loan Trust 2016-A Series 2016-A, Class A1, ABS, 3.32%, 5/25/2040 (a)	985,458	997,319

TOTAL ASSET-BACKED SECURITIES (Cost $4,043,166)		4,061,171

MORTGAGE-BACKED SECURITIES — 36.2%
Citigroup Commercial Mortgage Trust:
Series 2007-C6, Class AM, 5.90%, 12/10/2049 (b)	36,000	36,128
Series 2014-GC19, Class XA, IO, 1.46%, 3/10/2047 (b)	1,809,668	118,072
Series 2015-GC27, Class C, 4.58%, 2/10/2048 (b)	125,000	118,915
Series 2016-GC37, Class XA, IO, 1.98%, 4/10/2049 (b)	999,075	132,409
COMM Mortgage Trust:
Series 2013-CR12, Class XA, IO, 1.54%, 10/10/2046 (b)	1,782,293	118,401
Series 2014-UBS3, Class XA, IO, 1.50%, 6/10/2047 (b)	1,747,007	118,814
Commercial Mortgage Loan Trust Series 2008-LS1, Class A4B, 6.30%, 12/10/2049 (b)	82,942	85,548
Commercial Mortgage Trust Series 2007-GG11, Class AM, 5.87%, 12/10/2049 (b)	125,000	129,307
Credit Suisse Commercial Mortgage Trust Series 2008-C1, Class AM, 6.27%, 2/15/2041 (a) (b)	150,000	156,561

CSMC Series Series 2010-RR1, Class 1B, VRN, 5.69%, 4/16/2049 (a) (b)	125,000	126,387
Fannie Mae Pool 3.50%, 8/1/2045	966,886	1,020,395
Federal Home Loan Mortgage Corp.:
3.00%, 3/1/2046	1,481,119	1,536,129
3.00%, 4/1/2046	1,491,343	1,546,733
Series 4582, Class HA, 3.00%, 9/15/2045	991,319	1,036,836
Series K722, Class X1, IO, 1.31%, 3/25/2023 (b)	506,000	35,493
Federal National Mortgage Association:
3.00%, 6/1/2036	2,984,774	3,131,238
3.00%, 5/1/2046	1,490,111	1,547,118
3.50%, 7/1/2042	756,369	800,453
3.50%, 6/1/2045	968,667	1,022,275
3.50%, 3/1/2046	993,202	1,048,617
GS Mortgage Securities Trust Series 2007-GG10, Class A4, 5.99%, 8/10/2045 (b)	130,838	134,054
JPMBB Commercial Mortgage Securities Trust Series 2014-C22, Class XA, IO, 1.12%, 9/15/2047 (b)	2,138,147	120,503
LB Commercial Mortgage Trust Series 2007-C3, Class AM, 6.12%, 7/15/2044 (b)	125,000	128,971
LB-UBS Commercial Mortgage Trust Series 2007-C7, Class A3, 5.87%, 9/15/2045 (b)	34,975	36,515
Mill City Mortgage Trust Series 2015-2, Class A1, 3.00%, 9/25/2057 (a) (b)	279,659	282,552
ML-CFC Commercial Mortgage Trust:
Series 2007-5, Class A4, 5.38%, 8/12/2048	139,784	141,268
Series 2007-5, Class AM, 5.42%, 8/12/2048	125,000	127,171
Series 2007-9, Class A4, 5.70%, 9/12/2049	34,162	35,109
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C15, Class XA, IO, 1.34%, 4/15/2047 (b)	2,060,902	121,492
Morgan Stanley Capital I Trust:
5.41%, 3/15/2044	125,000	127,398
Series 2007-IQ16, Class AM, 6.26%, 12/12/2049 (b)	61,000	63,225
Velocity Commercial Capital Loan Trust Series 2016-1, Class AFX, 3.53%, 4/25/2046 (a) (b)	481,314	488,534
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, Class AM, 5.38%, 12/15/2043	125,000	127,160
Wells Fargo Mortgage Backed Securities:
Series 2006-6, Class 1A17, 5.75%, 5/25/2036	825,952	824,099
Series 2007-10, Class 1A5, 6.00%, 7/25/2037	1,523,809	1,520,777

See accompanying notes to financial statements.

5

SPDR DoubleLine Short Duration Total Return Tactical ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

WFRBS Commercial Mortgage Trust Series 2013-C18, Class XA, IO, 1.09%, 12/15/2046 (b)	$2,760,823	$119,872

TOTAL MORTGAGE-BACKED SECURITIES (Cost $18,149,122)		18,264,529

	Shares
SHORT-TERM INVESTMENT — 1.3%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (d) (e) (Cost $673,680)	673,680	673,680

TOTAL INVESTMENTS — 99.3% (Cost $49,854,691)		50,069,626
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.7%		334,091

NET ASSETS — 100.0%		$50,403,717

(a)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 11.4% of net assets as of June 30, 2016, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)	Variable Rate Security — Interest rate shown is rate in effect at June 30, 2016.
(c)	Amount is less than 0.05% of net assets.
(d)	The rate shown is the annualized seven-day yield at June 30, 2016.
(e)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
IO	Interest Only

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Corporate Bonds & Notes
Advertising	$—	$101,500	$—	$101,500
Aerospace & Defense	—	112,285	—	112,285
Agriculture	—	365,045	—	365,045
Auto Manufacturers	—	282,412	—	282,412
Auto Parts & Equipment	—	69,303	—	69,303
Banks	—	3,313,032	—	3,313,032
Beverages	—	366,948	—	366,948
Biotechnology	—	232,885	—	232,885
Commercial Services	—	225,426	—	225,426
Diversified Financial Services	—	403,247	—	403,247
Electric	—	606,504	—	606,504
Engineering & Construction	—	135,850	—	135,850
Entertainment	—	65,488	—	65,488
Food	—	466,625	—	466,625
Forest Products & Paper	—	207,109	—	207,109
Health Care Products	—	75,642	—	75,642
Health Care Services	—	482,025	—	482,025
Household Products	—	14,550	—	14,550
Housewares	—	102,469	—	102,469
Insurance	—	121,961	—	121,961
Internet	—	114,830	—	114,830
Investment Company Security	—	214,200	—	214,200
IT Services	—	408,289	—	408,289
Leisure Time	—	126,925	—	126,925
Lodging	—	47,646	—	47,646
Machinery, Construction & Mining	—	116,352	—	116,352
Media	—	378,917	—	378,917
Oil & Gas	—	955,095	—	955,095
Packaging & Containers	—	97,000	—	97,000
Pharmaceuticals	—	635,463	—	635,463

See accompanying notes to financial statements.

6

SPDR DoubleLine Short Duration Total Return Tactical ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Pipelines	$—	$535,556	$—	$535,556
Real Estate Investment Trusts	—	332,361	—	332,361
Retail	—	513,764	—	513,764
Software	—	329,303	—	329,303
Telecommunications	—	1,175,546	—	1,175,546
Foreign Government Obligations	—	611,230	—	611,230
U.S. Treasury Obligations	—	10,828,765	—	10,828,765
Senior Floating Rate Loans	—	1,898,698	—	1,898,698
Asset-Backed Securities	—	4,061,171	—	4,061,171
Mortgage-Backed Securities	—	18,264,529	—	18,264,529
Short-Term Investment	673,680	—	—	673,680

TOTAL INVESTMENTS	$673,680	$49,395,946	$—	$50,069,626

Affiliate Table

	Number of Shares Held at 4/14/2016*	Value At 4/14/2016*	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	—	$—	42,737,300	42,063,620	673,680	$673,680	$5,971	$—

*	commencement of operations

See accompanying notes to financial statements.

7

SPDR DoubleLine Short Duration Total Return Tactical ETF

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2016

ASSETS
Investments in unaffiliated issuers, at value (Note 2)	$49,395,946
Investments in affiliated issuers, at value (Note 2)	673,680

Total Investments	50,069,626
Cash	7,127
Receivable for investments sold	427,929
Interest receivable — unaffiliated issuers (Note 2)	233,230
Dividends receivable — affiliated issuers (Note 2)	201
Receivable from Adviser (Note 4)	2,134

TOTAL ASSETS	50,740,247

LIABILITIES
Payable for investments purchased	315,758
Advisory fee payable (Note 4)	20,578
Trustees’ fees and expenses payable (Note 5)	194

TOTAL LIABILITIES	336,530

NET ASSETS	$50,403,717

NET ASSETS CONSIST OF:
Paid-in Capital (Note 7)	$50,100,000
Undistributed (distribution in excess of) net investment income (loss)	93,148
Accumulated net realized gain (loss) on investments	(4,366)
Net unrealized appreciation (depreciation) on:
Investments	214,935

NET ASSETS	$50,403,717

NET ASSET VALUE PER SHARE
Net asset value per share	$50.40

Shares outstanding (unlimited amount authorized, $0.01 par value)	1,000,000

COST OF INVESTMENTS:
Investments in unaffiliated issuers	$49,181,011
Investments in affiliated issuers	673,680

Total cost of investments	$49,854,691

See accompanying notes to financial statements.

8

SPDR DoubleLine Short Duration Total Return Tactical ETF

STATEMENT OF OPERATIONS

For the Period Ended June 30, 2016(a)

INVESTMENT INCOME
Interest income — unaffiliated issuers (Note 2)	$262,194
Dividend income — affiliated issuers (Note 2)	5,971

TOTAL INVESTMENT INCOME (LOSS)	268,165

EXPENSES
Advisory fee (Note 4)	53,418
Trustees’ fees and expenses (Note 5)	198
Miscellaneous expenses	1

TOTAL EXPENSES	53,617

Expenses waived/reimbursed by the Adviser (Note 4)	(5,539)

NET EXPENSES	48,078

NET INVESTMENT INCOME (LOSS)	220,087

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment transactions — unaffiliated issuers	(15,198)

Net realized gain (loss)	(15,198)

Net change in unrealized appreciation/depreciation on:
Investment transactions — unaffiliated issuers	214,935

Net change in unrealized appreciation/depreciation	214,935

NET REALIZED AND UNREALIZED GAIN (LOSS)	199,737

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$419,824

(a)	For the period April 13, 2016 (inception date) through June 30, 2016.

See accompanying notes to financial statements.

9

SPDR DoubleLine Short Duration Total Return Tactical ETF

STATEMENT OF CHANGES IN NET ASSETS

For the Period 4/13/16* - 6/30/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$220,087
Net realized gain (loss)	(15,198)
Net change in unrealized appreciation/depreciation	214,935

Net increase (decrease) in net assets resulting from operations	419,824

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(116,107)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	50,000,000
Other capital (Note 7)	100,000

Net increase (decrease) in net assets from beneficial interest transactions	50,100,000

Net increase (decrease) in net assets during the period	50,403,717

Net assets at beginning of period	—

NET ASSETS AT END OF PERIOD	$50,403,717

Undistributed (distribution in excess of) net investment income (loss)	$93,148

SHARES OF BENEFICIAL INTEREST:
Shares sold	1,000,000

Net increase (decrease)	1,000,000

*	Inception date.

See accompanying notes to financial statements.

10

SPDR DoubleLine Short Duration Total Return Tactical ETF

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period

	For the Period 4/14/16* - 6/30/16
Net asset value, beginning of period	$50.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.22
Net realized and unrealized gain (loss)	0.20

Total from investment operations	0.42

Other capital (a)	0.10

Distributions to shareholders from:
Net investment income	(0.12)

Net asset value, end of period	$50.40

Total return (b)	1.04%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$50,404
Ratios to average net assets:
Total expenses	0.50	%(c)
Net expenses	0.45	%(c)
Net investment income (loss)	2.06	%(c)
Portfolio turnover rate (d)	25	%(e)

*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the period.
(b)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(c)	Annualized.
(d)	Portfolio turnover rate excludes transactions involving securities received or delivered from in-kind processing of creations or redemptions.
(e)	Not annualized.

See accompanying notes to financial statements.

11

SPDR DoubleLine Short Duration Total Return Tactical ETF

NOTES TO FINANCIAL STATEMENTS

June 30, 2016

1.	Organization

SSGA Active Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end management investment company that was organized as a Massachusetts business trust on March 30, 2011.

As of June 30, 2016, the Trust consists of fourteen (14) series, each of which represents a separate series of beneficial interest in the Trust (each a “Fund” and collectively, the “Funds”). The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to authorize the issuance of an unlimited number of shares of beneficial interest at no par value. The financial statements herein relate to the SPDR DoubleLine Short Duration Total Return Tactical ETF (the “Fund”).

The Fund is classified as a diversified investment company under the 1940 Act.

The Fund was formed on April 13, 2016 and commenced operations on April 14, 2016.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims that may be made against the Trust that have not yet occurred.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Security Valuation

The Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of the Fund are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board. The Committee provides oversight of the valuation of investments for the Fund. The Board has responsibility for determining the fair value of investments.

Valuation techniques used to value the Fund’s investments by major category are as follows:

•	Investments in registered investment companies (including money market funds) or other unitized pooled investment vehicles that are not traded on an exchange are valued at that day’s published net asset value per share or unit.

•	Debt obligations (both governmental and non-governmental) that are short term in nature (with a maturity of sixty days or less at purchase) are valued using the amortized cost method as long as the amortized cost value of a particular portfolio instrument is reasonably determined to approximate the fair value of that investment established using market-based and issuer-specific factors or at a price obtained from an independent pricing service.

•	Debt obligations (both governmental and non-governmental) purchased with greater than sixty days to maturity and are valued at last reported evaluated bid prices obtained from independent pricing services or brokers. In determining the value of a fixed income investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures.

12

SPDR DoubleLine Short Duration Total Return Tactical ETF

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

•	Senior loans or other loans are valued at evaluated bid prices supplied by an independent pricing service, if available. Senior loans and other loans in which the Committee determines that there are no reliable valuations available from pricing services or brokers will be initially valued at cost and adjusted for amortization of principal until remeasurement is warranted due to a credit or economic event or other factors affecting the loan.

In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Board.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying benchmarks. Various inputs are used in determining the value of the Fund’s investments.

The Fund values its assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritize the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the assets or liabilities either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.

The value of the Fund’s investments according to the fair value hierarchy as of June 30, 2016, is disclosed in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. Transfers between different levels of the fair value hierarchy are recognized at the end of the reporting period.

The Fund had no material transfers between levels for the period ended June 30, 2016.

Investment Transactions and Income Recognition

Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses from the sale or disposition of investments and foreign exchange transactions, if any, are determined using the identified cost method. Dividend income and capital gain distributions, if any, are recognized daily on the ex-dividend date, net of any foreign taxes withheld at source, if any. Interest income is recorded daily on an accrual basis. All premiums and discounts are amortized/accreted for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income.

Expenses

Certain expenses, which are directly identifiable to a specific Fund, are applied to that Fund within the Trust. Other expenses which cannot be attributed to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds within the Trust.

13

SPDR DoubleLine Short Duration Total Return Tactical ETF

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

Distributions

Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. The amount and character of income and capital gains to be distributed are determined in accordance with applicable tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.

3.	Securities and Other Investments

Loan Agreements

The Fund invests in Senior Loans. Senior Loans consist generally of obligations of companies and other entities (collectively, “borrowers”) incurred for the purpose of reorganizing the assets and liabilities of a borrower; acquiring another company; taking over control of a company (leveraged buyout); temporary refinancing; or financing internal growth or other general business purposes. Senior Loans are often obligations of borrowers who have incurred a significant percentage of debt compared to their total assets and thus are highly leveraged. The Fund does not treat the banks originating or acting as agents for the lenders, or granting or acting as intermediary in participation interests, in loans held by the Fund as the issuers of such loans.

4.	Fees and Transactions with Affiliates

Advisory Fee

The Fund has entered into an Investment Advisory Agreement with SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”). For its advisory services to the Fund, facilities furnished, and expenses borne by the Adviser, the Fund pays the Adviser a fee accrued daily and paid monthly, at the rate of 0.50% of the Fund’s average daily net assets.

SSGA FM has contractually agreed to waive its advisory fee and/or reimburse certain expenses, until October 31, 2017, so that the net annual fund operating expenses of the Fund will be limited to 0.45% of the Fund’s average daily net assets before application of any extraordinary expenses or acquired fund fees and expenses. The contractual fee waiver and/or reimbursement does not provide for the recoupment by the Adviser of any fees the Adviser previously waived. The Adviser may continue the waiver and/or reimbursement from year to year, but there is no guarantee that the Adviser will do so and after October 31, 2017, the waiver and/or reimbursement may be cancelled or modified at any time. This waiver and/or reimbursement may not be terminated during the relevant period except with the approval of the Board.

The Adviser pays all expenses of the Fund other than the management fee, distribution fee pursuant to the Fund’s Distribution and Service Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee’s counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses.

DoubleLine Capital LP receives fees for its services as the sub-advisor to the Fund from the Adviser.

SSGA FM serves as administrator and State Street Bank and Trust Company (“State Street”), an affiliate of the Adviser, serves as custodian, sub-administrator and transfer agent. State Street receives fees for its services as custodian, sub-administrator and transfer agent from the Adviser.

Distribution Fees

State Street Global Markets, LLC (“SSGM” or the “Distributor”), an affiliate of the Adviser, serves as the Distributor of the Trust. Pursuant to a Distribution and Service Plan adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund is authorized to pay an amount of up to 0.25% of its average daily net assets for certain distribution-related activities. However, the Board has determined that no such payments will be made through at least April 12, 2017, and therefore no such payments have been made.

Other Transactions with Affiliates

The Fund may invest in affiliated entities, included securities issued by State Street, affiliated funds, or entities deemed to be affiliates as a result of the Fund owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the period ended June 30, 2016 are disclosed in the Schedule of Investments.

14

SPDR DoubleLine Short Duration Total Return Tactical ETF

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

5.	Trustees’ Fees

The fees and expenses of the Trust’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), are paid directly by the Fund. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.

6.	Investment Transactions

Purchases and sales of investments (excluding short term investments) for the period ended June 30, 2016, were as follows:

	U.S. Government Obligations		Other Securities
	Purchases	Sales	Purchases	Sales
SPDR DoubleLine Short Duration Total Return Tactical ETF	$—	$—	$61,140,049	$12,153,964

7.	Shareholder Transactions

The Fund issues and redeems its shares, at net asset value, only in aggregations of a specified number of shares or multiples thereof (“Creation Units”). Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the Statement of Changes in Net Assets.

The consideration for the purchase of Creation Units of a fund may consist of the in-kind deposit of a designated portfolio of securities and a specified amount of cash, except for certain funds that invest in TBAs or mortgage backed securities. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to the Trust and/or Custodian, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. An additional variable fee may be charged for certain transactions. Such variable charges, if any, are included in “Other Capital” on the Statement of Changes on Net Assets.

8.	Income Tax Information

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. Therefore, no provision for federal income tax is required.

The Fund files federal and various state and local tax returns as required. No income tax returns are currently under examination. The federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed the Fund’s tax positions taken on tax returns and does not believe there are any uncertain tax positions that would require recognition of a tax liability.

Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. Certain capital accounts in the financial statements have been adjusted for permanent book- tax differences. These adjustments have no impact on net asset values or results of operations. Temporary book-tax differences will reverse in the future. These book-tax differences are primarily due to differing treatments for pay-down gains and losses and wash sale loss deferrals.

The tax character of distributions paid during the period ended June 30, 2016, was as follows:

	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total
SPDR DoubleLine Short Duration Total Return Tactical ETF	$116,107	$—	$—	$116,107

15

SPDR DoubleLine Short Duration Total Return Tactical ETF

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

As of June 30, 2016, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryforwards	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)	Qualified Late-Year Losses	Total
SPDR DoubleLine Short Duration Total Return Tactical ETF	$93,148	$(3,417)	$—	$213,986	$—	$303,717

As of June 30, 2016, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

	Expiring 2017	Expiring 2018	Expiring 2019	Expiring 2020	Non-Expiring Short Term*	Non-Expiring Long Term	Total
SPDR DoubleLine Short Duration Total Return Tactical ETF	$—	$—	$—	$—	$3,417	$—	$3,417

*	Must be utilized prior to losses subject to expiration

As of June 30, 2016, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
SPDR DoubleLine Short Duration Total Return Tactical ETF	$49,855,640	$278,590	$64,604	$213,986

9.	Risks

Concentration of Risk

As a result of the Fund’s ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified.

Foreign and Emerging Markets Risks

Investing in foreign markets involve risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of government regulation, economic, political and social instability in the countries in which the Fund invests. Foreign markets may be less liquid than investments in the U.S. and may be subject to the risks of currency fluctuations. To the extent that the Fund invests in securities of issuers located in emerging markets, these risks may be even more pronounced.

Market and Credit Risk

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the general economic conditions and fluctuations of the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

10.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date on which the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

16

SPDR DoubleLine Short Duration Total Return Tactical ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

SSGA Active Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of SPDR DoubleLine Short Duration Total Return Tactical ETF (the “Fund”) (one of the portfolios constituting SSGA Active Trust) as of June 30, 2016, and the related statement of operations, statement of changes in net assets, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SPDR DoubleLine Short Duration Total Return Tactical ETF (one of the portfolios constituting SSGA Active Trust) at June 30, 2016, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 26, 2016

17

SPDR DoubleLine Short Duration Total Return Tactical ETF

OTHER INFORMATION

June 30, 2016 (Unaudited)

Expense Example

As a shareholder of a Fund, you incur two types of costs (1) transaction costs, including sales charges (loads), if applicable, on purchase payments, reinvested dividends, or other distributions and (2) ongoing costs, including advisory fees and to the extent applicable, distribution (12b-1) and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from January 1, 2016 to June 30, 2016.

The table below illustrates your Fund’s cost in two ways:

•	Based on actual fund return — This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period”.

•	Based on hypothetical 5% return — This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales load charges (loads). Therefore, the hypothetical 5% return section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual		Hypothetical (assuming a 5% return before expenses)
	Annualized Expense Ratio	Ending Account Value	Expenses Paid During Period(a)	Ending Account Value	Expenses Paid During Period(b)
SPDR DoubleLine Short Duration Total Return Tactical ETF	0.45%	$1,010.40	$0.96	$1,022.60	$2.26

(a)	Actual period is from commencement of operations 4/14/2016.
(b)	Hypothetical expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value of the period, multiplied by 182, then divided by 366.

Tax Information

Qualified Interest Income

The Fund designated a portion of dividends distributed during the fiscal year ended June 30, 2016, as qualified interest income. These amounts are noted below:

Amount
SPDR DoubleLine Short Duration Total Return Tactical ETF	$116,107

Premium/Discount Information

Information regarding how often the Shares of each Fund traded on the Exchange at a price above (i.e. at a premium) or below (i.e. at a discount) the net asset value of the Fund during the past calendar year can be found at http://www.spdrs.com.

18

SPDR DoubleLine Short Duration Total Return Tactical ETF

OTHER INFORMATION (continued)

June 30, 2016 (Unaudited)

Proxy Voting Policies and Procedures and Records

A description of the Trust’s proxy voting policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio of securities are available (i) without charge, upon request by calling 1-866-787-2257 (toll free) or (ii) on the website of the U.S. Securities and Exchange Commission, at www.sec.gov.

Information regarding how the investment adviser voted for the prior 12-months period ended June 30 is available by August 31 of each year by calling the same number and on the SEC’s website, at www.sec.gov, and on the Fund’s website at www.spdrs.com.

Quarterly Portfolio Schedule

The Fund files a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on the Form N-Q is available upon request, without charge, by calling 1-866-787-2257 (toll free) and on the Funds’ website at www.spdrs.com.

Approval of Advisory Agreements

At in-person meetings held prior to June 30, 2016, the Board of Trustees of the Trusts (the “Board”) evaluated proposals (1) to continue the separate Investment Advisory Agreements (the “Agreements”) between each Trust and SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) with respect to the operational series of SSGA Active Trust (the “Current ETFs”) and SSGA Master Trust (together with the Current ETFs, the “Current Funds”), and (2) to approve the separate Agreements between the Adviser and (a) the SSGA Active Trust with respect to the SPDR DoubleLine Short Duration Total Return Tactical ETF and SPDR DoubleLine Emerging Markets Fixed Income ETF (the “New ETFs” and, together with the Current ETFs, the “ETFs”), and the State Street Disciplined Global Equity Portfolio (together with the New ETFs, the “New Funds”) each a new series of the SSGA Active Trust, (with the Current Funds and New Funds collectively being referred to hereafter as the “Funds”), each of which commenced operations during the period covered by this Annual Report. The Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), also met separately with their independent legal counsel to consider the Agreements.

In evaluating the Agreements, the Board drew on materials provided to them by SSGA FM, the Trust’s investment adviser and administrator, and other materials provided by State Street Bank and Trust Company, the Trusts’ sub-administrator, transfer agent and custodian (“State Street”). In deciding whether to approve the Agreements, the Board considered various factors, including the (i) nature, extent and quality of services provided by, or expected to be provided by, the Adviser with respect to the Funds under the Agreements, (ii) investment performance of the Current Funds, (iii) profits realized by the Adviser and its affiliates from its relationship with the Trusts, (iv) fees charged to comparable funds, (v) other benefits to the Adviser, and (vi) extent to which economies of scale would be shared as the Funds grow.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of services provided by, or expected to be provided by, the Adviser. In doing so, the Trustees relied on their prior experience in overseeing the management of the Trusts and materials provided prior to and at the meeting. The Board reviewed the Agreements and the Adviser’s responsibilities for managing investment operations of each of the Funds in accordance with each Fund’s investment objectives and policies, and applicable legal and regulatory requirements. The Board appreciated the relatively unique nature of the ETFs as exchange-traded funds in a master-feeder structure, as appropriate, and the experience and expertise of the Adviser with exchange-traded funds. The Board considered the background and experience of the Adviser’s senior management, including those individuals responsible for portfolio management, oversight of sub-advisers and regulatory compliance of the Funds. The Board also considered the portfolio management resources, structures and practices of the Adviser, including those associated with monitoring and securing each Fund’s compliance with its investment objectives and policies and with applicable laws and regulations. The Board also considered information about the Adviser’s best execution procedures and overall investment management business, noting that the Adviser

19

SPDR DoubleLine Short Duration Total Return Tactical ETF

OTHER INFORMATION (continued)

June 30, 2016 (Unaudited)

serves a wide range of clients across a broad spectrum of asset classes. The Board looked at the Adviser’s general knowledge of the investment business and that of its affiliates which make up State Street Global Advisors, through which the Adviser shares all of its senior personnel. The Board considered that the Adviser and its affiliates constitute one of the world’s largest investment management enterprises for exchange-traded funds. The Board also considered the Adviser’s experience in active management, managing exchange-traded funds in master-feeder structures and overseeing third-party sub-advisers, as applicable.

Investment Performance

The Board then reviewed the Current Funds’ performance. The Board compared each Current Fund’s investment performance to the performance of an appropriate benchmark and group of comparable funds. Among other information, the Board considered the following performance information in its evaluation of the Funds:

SPDR SSGA Multi-Asset Real Return ETF. The Board considered that: (a) the Fund underperformed the median of its Performance Group for the 1-, 2- and 3-year periods; and (b) outperformed its benchmark index for the 1-year period and underperformed its benchmark index for the 3-year period.

SPDR SSGA Income Allocation ETF. The Board considered that: (a) the Fund outperformed the median of its Performance Group for the 1-, 2- and 3-year periods; and (b) underperformed its benchmark index for the 1- and 3-year period.

SPDR SSGA Global Allocation ETF. The Board considered that: (a) the Fund outperformed the median of its Performance Group for the 1-, 2- and 3-year periods; and (b) underperformed its benchmark index for the 1-year period and outperformed its benchmark index for the 3-year period.

SPDR Blackstone / GSO Senior Loan ETF. The Board considered that: (a) the Fund underperformed the median of its Performance Group for the 1- and 2-year periods; and (b) outperformed its benchmark index for the 1-year period.

SPDR SSGA Ultra Short Term Bond ETF. The Board considered that: (a) the Fund underperformed the median of its Performance Group for the 1- and 2-year periods; and (b) outperformed its benchmark index for the 1-year period.

SPDR DoubleLine Total Return Tactical ETF. The Board considered that: (a) the Fund outperformed the median of its Performance Group since inception; and (b) outperformed its benchmark index since inception.

SPDR MFS Systematic Core Equity ETF. The Board considered that: (a) the Fund outperformed the median of its Performance Group for the 1-year period; and (b) outperformed its benchmark index for the 1-year period.

SPDR MFS Systematic Growth Equity ETF. The Board considered that: (a) the Fund outperformed the median of its Performance Group for the 1-year period; and (b) outperformed its benchmark index for the 1-year period.

SPDR MFS Systematic Value Equity ETF. The Board considered that: (a) the Fund outperformed the median of its Performance Group for the 1-year period; and (b) outperformed its benchmark index for the 1-year period.

SPDR SSGA Risk Aware ETF. The Board considered that: (a) the Fund underperformed the median of its Performance Group for the 1-year period; and (b) underperformed its benchmark index for the 1-year period.

On the basis of the foregoing and other relevant information, the Board concluded that the performance of each Current Fund is satisfactory.

Profits Realized by Adviser

The Board considered the profitability of the advisory arrangement with the Current Funds to the Adviser, including data on the Current Funds’ historical profitability to the Adviser. The Independent Trustees, through their counsel, had the opportunity to discuss, with representatives of the Adviser and State Street, methodologies used in computing costs that formed the bases of profitability calculations and determined that these methodologies were reasonable.

Fees Charged to Comparable Funds

The Board evaluated each Fund’s unitary fee through review of comparative information with respect to fees paid by similar funds — i.e., exchange-traded funds that are actively managed, as applicable. The Board reviewed the universe of similar exchange-traded funds for each ETF based upon data independently obtained from Broadridge Financial

20

SPDR DoubleLine Short Duration Total Return Tactical ETF

OTHER INFORMATION (continued)

June 30, 2016 (Unaudited)

Solutions, Inc. (formerly Lipper Analytical Services) and related comparative information for similar exchange-traded funds. The Board also reviewed the fee structure, as applicable, of each Fund in connection with the master-feeder structure, the historical expense ratios of each Current Fund and the estimated expense ratios for each New Fund. In doing so, the Board used a fund by fund analysis of the data.

Other Benefits

The Board also considered whether the Adviser or its affiliates benefited in other ways from its relationship with the Trusts, noting that the Adviser does not maintain soft-dollar arrangements in connection with the Trusts’ brokerage transactions.

Economies of Scale

The Board reviewed information regarding economies of scale or other efficiencies that may result as each Fund’s assets grow in size. The Board noted that the Agreements did not provide for breakpoints in each Fund’s advisory fee rates as assets of a Fund increase. However, the Board further noted the Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration for the Funds by fixing relatively low advisory fees, effectively sharing the benefits of lower fees with the Funds from inception. The Adviser also asserted that one of the benefits of the unitary fee was to provide an unvarying expense structure, which could be lost or diluted with the addition of breakpoints. The Board noted that it intends to continue to monitor fees as the Funds grow in size and assess whether fee breakpoints may be warranted.

The Board, including the Independent Trustees voting separately, approved the Agreements for each Fund after weighing the foregoing factors, none of which was dispositive in itself and may have been weighed differently by each Trustee. The Board’s conclusions with respect to each Agreement were as follows: (a) the nature and extent of the services provided, or expected to be provided, by the Adviser with respect to the Funds were appropriate; (b) the performance of each Current Fund had been satisfactory; (c) the Adviser’s unitary fee for each Fund, considered in relation to services provided or expected to be provided, and in relation to fees charged to comparable funds, was fair and reasonable; (d) profitability of the Trusts’ relationship with the Adviser was not excessive; (e) any additional potential benefits to the Adviser or its affiliates were not of a magnitude to materially affect the Board’s conclusions; and (f) fees paid to the Adviser shared the economies of scale with respect to the Current Funds by way of the relatively low fee structure of the Trusts.

Approval of Massachusetts Financial Services Company Sub-Advisory Agreements

At an in-person meeting held prior to June 30, 2016, the Board also evaluated proposals to continue the separate Sub-Advisory Agreements (the “MFS Sub-Advisory Agreements”) between the Adviser and Massachusetts Financial Services Company (“MFS”) with respect to the SPDR MFS Systematic Core Equity ETF, SPDR MFS Systematic Growth Equity ETF and SPDR MFS Systematic Value Equity ETF, each a series of the SSGA Active Trust, and SSGA MFS Systematic Core Equity Portfolio, SSGA Systematic Growth Equity Portfolio and SSGA MFS Systematic Value Equity Portfolio, each a series of the SSGA Master Trust, each sub-advised by MFS (the “MFS Funds”). The Independent Trustees also met separately with their independent legal counsel to consider the MFS Sub-Advisory Agreements.

In evaluating the MFS Sub-Advisory Agreements, the Board drew on materials provided to them by MFS and the Adviser. In deciding whether to approve the MFS Sub-Advisory Agreements, the Board considered various factors, including the (i) nature, extent and quality of services provided by MFS with respect to the MFS Funds under the MFS Sub-Advisory Agreements and (ii) investment performance of the MFS Funds. The Board was apprised of the portion of the current advisory fee that the Adviser would pay to MFS under the MFS Sub-Advisory Agreements and also considered that such fees would be paid directly by the Adviser and would not result in increased fees payable by the MFS Funds.

The Board considered the background and experience of MFS’s senior management and, in particular, MFS’s experience in investing in equity securities. The Board reviewed the MFS Funds’ performance, noting that that the performance of the MFS Funds was satisfactory. The Board also considered the unitary fee paid to the Adviser by each MFS Fund and MFS’s fees paid by the Adviser.

21

SPDR DoubleLine Short Duration Total Return Tactical ETF

OTHER INFORMATION (continued)

June 30, 2016 (Unaudited)

The Board, including the Independent Trustees voting separately, approved the MFS Sub-Advisory Agreements for each MFS Fund after weighing the foregoing factors, none of which was dispositive in itself and may have been weighed differently by each Trustee. The Board’s conclusions with respect to each MFS Sub-Advisory Agreement were as follows: (a) the nature and extent of the services provided by MFS with respect to the MFS Funds were appropriate; (b) the performance of the MFS Funds had been satisfactory; (c) MFS’s fees for the MFS Funds and the unitary fee, considered in relation to the services provided, were fair and reasonable; (d) any additional potential benefits to MFS were not of a magnitude to materially affect the Board’s conclusions; and (e) fees paid to MFS adequately shared the economies of scale with each applicable MFS Fund by way of the relatively low fee structure of the Trusts.

Approval of DoubleLine Capital LP Sub-Advisory Agreements

At in-person meetings held prior to June 30, 2016, the Board also considered proposals to continue the separate Sub-Advisory Agreements (the “DoubleLine Sub-Advisory Agreements”) between the Adviser and DoubleLine Capital LP (“DoubleLine”) with respect to the SPDR DoubleLine Total Return Tactical ETF, a series of the SSGA Active Trust, and State Street DoubleLine Total Return Tactical Portfolio, a series of the SSGA Master Trust (together, the “Current DoubleLine Funds”), and to approve the DoubleLine Sub-Advisory Agreements between the Adviser and DoubleLine with respect to the SPDR DoubleLine Short Duration Total Return Tactical ETF and SPDR DoubleLine Emerging Markets Fixed Income ETF, each a series of SSGA Active Trust (together with the Current DoubleLine Funds, the “DoubleLine Funds”), under which each of the DoubleLine Funds would be sub-advised by DoubleLine. The Independent Trustees also met separately with their independent legal counsel to consider the DoubleLine Sub-Advisory Agreements.

In evaluating the DoubleLine Sub-Advisory Agreements, the Board drew on materials provided to them by DoubleLine and the Adviser. In deciding whether to approve the DoubleLine Sub-Advisory Agreements, the Board considered various factors, including the (i) nature, extent and quality of services provided, or expected to be provided, by DoubleLine with respect to the DoubleLine Funds under the DoubleLine Sub-Advisory Agreements; and (ii) investment performance of the Current DoubleLine Funds. The Board was apprised of the portion of the advisory fee that the Adviser would pay to DoubleLine under the DoubleLine Sub-Advisory Agreements and also considered that such fees would be paid directly by the Adviser and would not result in increased fees payable by the DoubleLine Funds.

The Board considered the background and experience of DoubleLine’s senior management and, in particular, DoubleLine’s experience in investing in fixed income securities. The Board reviewed the Current DoubleLine Funds’ performance, noting that that the performance of the Current DoubleLine Funds was satisfactory. The Board also considered the unitary fee paid, or to be paid, to the Adviser by each DoubleLine Fund and DoubleLine’s fees paid by the Adviser.

The Board, including the Independent Trustees voting separately, approved the DoubleLine Sub-Advisory Agreements for the DoubleLine Funds after weighing the foregoing factors, none of which was dispositive in itself and may have been weighed differently by each Trustee. The Board’s conclusions with respect to each of the DoubleLine Sub-Advisory Agreements were as follows: (a) the nature and extent of the services provided, or expected to be provided, by DoubleLine with respect to the DoubleLine Funds were adequate and appropriate; (b) the performance of the Current DoubleLine Funds had been satisfactory; (c) DoubleLine’s fees for the DoubleLine Funds and the unitary fee, considered in relation to the services provided, or expected to be provided, were fair and reasonable; (d) any additional potential benefits to DoubleLine were not of a magnitude to materially affect the Board’s conclusions; and (e) fees paid, or expected to be paid, to DoubleLine were expected to share economies of scale with each applicable DoubleLine Fund by way of the relatively low fee structure of the Trusts.

22

SSGA Active Trust

SPDR DoubleLine Short Duration Total Return Tactical ETF

DISCLOSURE OF INFORMATION ABOUT FUND TRUSTEES AND OFFICERS

June 30, 2016 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees
FRANK NESVET c/o SSGA Active Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1943	Independent Trustee, Chairman, Trustee Committee Chair	Term: Unlimited Served: since September 2000	Chief Executive Officer, Libra Group, Inc. (a financial services consulting company) (1998- present).	218	SPDR Index Shares Funds (Trustee); SPDR Series Trust (Trustee); SSGA Master Trust (Trustee).
DAVID M. KELLY c/o SSGA Active Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1938	Independent Trustee, Audit Committee Chair	Term: Unlimited Served: since September 2000	Retired.	218	Chicago Stock Exchange (Former Director, retired); Penson Worldwide Inc. (Former Director, retired); SPDR Index Shares Funds (Trustee); SPDR Series Trust (Trustee); SSGA Master Trust (Trustee).
BONNY EUGENIA BOATMAN c/o SSGA Active Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1950	Independent Trustee	Term: Unlimited Served: since April 2010	Retired.	218	SPDR Index Shares Funds (Trustee); SPDR Series Trust (Trustee); SSGA Master Trust (Trustee).
DWIGHT D. CHURCHILL c/o SSGA Active Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1953	Independent Trustee	Term: Unlimited Served: since April 2010	Self-employed consultant since 2010; CEO and President, CFA Institute (June 2014-January 2015).	218	SPDR Index Shares Funds (Trustee); SPDR Series Trust (Trustee); SSGA Master Trust (Trustee); Affiliated Managers Group, Inc. (Director).
CARL G. VERBONCOEUR c/o SSGA Active Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1952	Independent Trustee	Term: Unlimited Served: since April 2010	Self-employed consultant since 2009.	218	The Motley Fool Funds Trust (Trustee); SPDR Index Shares Funds (Trustee); SPDR Series Trust (Trustee); SSGA Master Trust (Trustee).

23

SSGA Active Trust

SPDR DoubleLine Short Duration Total Return Tactical ETF

DISCLOSURE OF INFORMATION ABOUT FUND TRUSTEES AND OFFICERS (continued)

June 30, 2016 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee
JAMES E. ROSS* SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1965	Interested Trustee	Term: Unlimited Served as Trustee: since April 2010	Chairman and Director, SSGA Funds Management, Inc. (2005-present); Senior Managing Director and Principal, State Street Global Advisors (2006-present); President, SSGA Funds Management, Inc. (2005-2012).	299	SPDR Index Shares Funds (Trustee); SPDR Series Trust (Trustee); SSGA Master Trust (Trustee); Select Sector SPDR Trust (Trustee); State Street Master Funds (Trustee); and State Street Institutional Investment Trust (Trustee).

*	Mr. Ross is an Interested Trustee because of his employment with the Adviser and ownership interest in an affiliate of the Adviser. Mr. Ross previously served as an Interested Trustee from November 2005 to December 2009.

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Officers
ELLEN M. NEEDHAM SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1967	President	Term: Unlimited Served: since October 2012	President and Director, SSGA Funds Management, Inc. (2001-present)*; Senior Managing Director, State Street Global Advisors (1992-present).*
ANN M. CARPENTER SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1966	Vice President; Deputy Treasurer	Term: Unlimited Served: since August 2012; Term: Unlimited Served: since February 2016	Chief Operating Officer, SSGA Funds Management, Inc. (2005-Present)*; Managing Director, State Street Global Advisors (2005-present).*
MICHAEL P. RILEY SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1969	Vice President	Term: Unlimited Served: since February 2005	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (February 2015-present); Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (2008-February 2015); Principal, State Street Global Advisors and SSGA Funds Management, Inc. (2005-2008).
JOSHUA A. WEINBERG SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1978	Chief Legal Officer	Term: Unlimited Served: since February 2015	Vice President and Managing Counsel, State Street Global Advisors (2011-present); Clerk, SSGA Funds Management, Inc. (2013-present); Associate, Financial Services Group, Dechert LLP (2006-2011).

24

SSGA Active Trust

SPDR DoubleLine Short Duration Total Return Tactical ETF

DISCLOSURE OF INFORMATION ABOUT FUND TRUSTEES AND OFFICERS (continued)

June 30, 2016 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
CHRISTOPHER A. MADDEN State Street Bank and Trust Company One Hundred Huntington Avenue, CPH0326 Boston, MA 02116 1967	Secretary	Term: Unlimited Served: since August 2013	Vice President and Senior Counsel, State Street Bank and Trust Company (2013-present); Counsel, Atlantic Fund Services (2009-2013); Vice President.*
PATRICIA A. MORISETTE State Street Bank and Trust Company One Hundred Huntington Avenue, CPH0326 Boston, MA 02116 1973	Assistant Secretary	Term: Unlimited Served: since February 2015	Vice President and Counsel, State Street Bank and Trust Company (2014-present); Assistant Vice President and Counsel, John Hancock Financial Services (2011-2013); Independent legal consultant (2009-2011); Associate, Bingham McCutchen LLP (2003-2009).*,**
BRUCE S. ROSENBERG SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1961	Treasurer	Term: Unlimited Served: since February 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015-present; Director, Credit Suisse (April 2008-July 2015)).
CHAD C. HALLETT SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1969	Deputy Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014-present); Vice President, State Street Bank and Trust Company (2001-November 2014).*
SUJATA UPRETI SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1974	Assistant Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015-present; Assistant Director, Cambridge Associates, LLC (July 2014-January 2015); Vice President, Bank of New York Mellon (July 2012-August 2013); Manager, PricewaterhouseCoopers, LLP (September 2003- July 2012)).
DANIEL FOLEY SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1972	Assistant Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (April 2007-present).*
BRIAN HARRIS SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1973	Chief Compliance Officer and Anti-Money Laundering Officer	Term: Unlimited Served: since November 2013	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013-present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (2010-2013); Director of Compliance, AARP Financial Inc. (2008-2010).

*	Served in various capacities and/or with various affiliated entities during noted time period.
**	Served in various capacities and/or with unaffiliated mutual funds or closed-end funds for which State Street Bank and Trust Company or its affiliates act as a provider of services during the noted time period.

Statement of Additional information (SAI) includes additional information about Fund directors and is available, without charge, upon request and by calling 1-866-787-2257.

25

SSGA Active Trust

Trustees

Bonny E. Boatman

Dwight D. Churchill

David M. Kelly

Frank Nesvet, Chairman

James E. Ross

Carl G. Verboncoeur

Officers

Ellen M. Needham, President

Bruce Rosenberg, Treasurer

Ann Carpenter, Vice President and Deputy Treasurer

Michael P. Riley, Vice President

Chad C. Hallett, Deputy Treasurer

Sujata Upreti, Assistant Treasurer

Daniel Foley, Assistant Treasurer

Christopher A. Madden, Secretary

Patricia A. Morisette, Assistant Secretary

Brian Harris, Chief Compliance Officer and Anti-Money Laundering Officer

Joshua A. Weinberg, Chief Legal Officer

Investment Manager and Administrator

SSGA Funds Management, Inc.

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Distributor

State Street Global Markets, LLC

One Lincoln Street

Boston, MA 02111

Custodian, Sub-Administrator and Transfer Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Legal Counsel

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

Fund Shares are distributed by State Street Global Markets, LLC, a wholly-owned subsidiary of State Street Corporation. State Street Global Markets, LLC; member FINRA, SIPC.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.spdrs.com Please read the prospectus carefully before you invest.

SPDRSTOTAR  IBG-20860

Annual Report

30 June 2016

SSGA Active Trust

SPDR DoubleLine® Emerging Markets Fixed Income ETF (EMTL)

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.spdrs.com. Please read the prospectus carefully before you invest.

SSGA Active Trust

SPDR DoubleLine Emerging Markets Fixed Income ETF

Annual Report

June 30, 2016

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.spdrs.com. Please read the prospectus carefully before you invest.

SPDR DOUBLELINE EMERGING MARKETS FIXED INCOME ETF — PORTFOLIO SUMMARY (UNAUDITED)

The fund had less than six months of operations at reporting period end and therefore does not have performance history to provide in this report.

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	DELEK & AVNER TAMAR BOND, LTD. 4.44% 12/30/2020	ONGC VIDESH, LTD. 3.75% 05/07/2023	RELIANCE INDUSTRIES, LTD. 5.88% 02/05/2018	PETRONAS GLOBAL SUKUK, LTD. 2.71% 03/18/2020	GRUPO AVAL, LTD. 4.75% 09/26/2022
MARKET VALUE	$933,750	919,001	914,580	910,172	879,750
% OF NET ASSETS	2.4	2.4	2.4	2.4	2.3

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular security.)

PORTFOLIO COMPOSITION*	JUNE 30, 2016
Corporate Bonds & Notes	95.3%
Foreign Government Obligations	3.3
Short-Term Investment	0.4
Other Assets in Excess of Liabilities	1.0
TOTAL	100.0%

*	The Fund’s portfolio composition is expressed as a percentage of net assets and may change over time.

1

SPDR DoubleLine Emerging Markets Fixed Income ETF

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Principal Amount	Value

CORPORATE BONDS & NOTES — 95.3%
BRAZIL — 4.7%
Cosan Overseas, Ltd. 8.25%, 8/5/2016	$850,000	$803,250
Marfrig Holdings Europe B.V. 8.00%, 6/8/2023 (a)	200,000	204,100
Minerva Luxembourg SA 8.75%, 4/3/2019 (b)	800,000	804,000

		1,811,350

CHILE — 7.3%
Banco de Credito e Inversiones 4.00%, 2/11/2023	600,000	631,329
Empresa Electrica Angamos SA 4.88%, 5/25/2029	800,000	785,903
Guanay Finance, Ltd. 6.00%, 12/15/2020	456,874	453,448
SACI Falabella 3.75%, 4/30/2023	600,000	616,016
Sociedad Quimica y Minera de Chile SA 5.50%, 4/21/2020	164,000	172,610
Tanner Servicios Financieros SA 4.38%, 3/13/2018	168,000	168,420

		2,827,726

CHINA — 4.2%
CNOOC Finance 2015 Australia Pty, Ltd. 2.63%, 5/5/2020	800,000	807,296
Tencent Holdings, Ltd. 2.88%, 2/11/2020	800,000	820,722

		1,628,018

COLOMBIA — 17.1%
Avianca Holdings SA/Avianca Leasing LLC/Grupo Taca Holdings, Ltd. 8.38%, 5/10/2020	300,000	243,030
Banco Davivienda SA 5.88%, 7/9/2022	300,000	306,750
Banco de Bogota SA 5.38%, 2/19/2023	300,000	303,000
Banco GNB Sudameris SA 3.88%, 5/2/2018	300,000	294,750
Bancolombia SA 6.13%, 7/26/2020	300,000	321,000
Ecopetrol SA 5.88%, 5/28/2045	800,000	692,000
Empresa de Energia de Bogota SA ESP 6.13%, 11/10/2021	400,000	416,500
Grupo Aval, Ltd. 4.75%, 9/26/2022	900,000	879,750
GrupoSura Finance SA 5.50%, 4/29/2026 (a)	600,000	625,500
Oleoducto Central SA 4.00%, 5/7/2021	900,000	879,300
SUAM Finance B.V. 4.88%, 4/17/2024	800,000	830,000
Transportadora de Gas Internacional SA ESP 5.70%, 3/20/2022	800,000	834,000

		6,625,580

COSTA RICA — 1.3%
Banco Nacional de Costa Rica 5.88%, 4/25/2021 (a)	500,000	515,850

DOMINICAN REPUBLIC — 1.1%
AES Andres B.V./Dominican Power Partners/Empresa Generadora de Electricidad It 7.95%, 5/11/2026 (a)	400,000	416,000

GUATEMALA — 0.8%
Comcel Trust via Comunicaciones Celulares SA 6.88%, 2/6/2024	300,000	292,500

HONG KONG — 2.2%
Hutchison Whampoa International 12 II, Ltd. 3.25%, 11/8/2022	800,000	843,502

INDIA — 10.7%
Adani Ports & Special Economic Zone, Ltd. 3.50%, 7/29/2020	500,000	497,314
Bharat Petroleum Corp., Ltd. 4.63%, 10/25/2022	500,000	539,400
Bharti Airtel, Ltd. 4.38%, 6/10/2025	800,000	838,422
ONGC Videsh, Ltd. 3.75%, 5/7/2023	900,000	919,001
Reliance Industries, Ltd. 5.88%, 2/5/2018	900,000	914,580
Vedanta Resources PLC 8.25%, 6/7/2021	500,000	411,250

		4,119,967

ISRAEL — 4.6%
Delek & Avner Tamar Bond, Ltd. 4.44%, 12/30/2020 (a)	900,000	933,750
Israel Electric Corp., Ltd. 5.63%, 6/21/2018	800,000	847,200

		1,780,950

JAMAICA — 1.5%
Digicel Group, Ltd. 7.13%, 4/1/2022	800,000	591,000

MALAYSIA — 4.0%
Axiata SPV2 Bhd Series 2, 3.47%, 11/19/2020	600,000	625,265
Petronas Global Sukuk, Ltd. 2.71%, 3/18/2020	900,000	910,172

		1,535,437

MEXICO — 16.2%
Banco Mercantil del Norte SA 6.86%, 10/13/2021 (b)	700,000	698,250
Banco Santander Mexico SA 5.95%, 1/30/2024 (b)	800,000	840,000
BBVA Bancomer SA 6.01%, 5/17/2022	400,000	398,000
Comision Federal de Electricidad 6.13%, 6/16/2045	300,000	317,625
Fermaca Enterprises S de RL de CV 6.38%, 3/30/2038	241,727	240,519

Grupo Idesa SA de CV 7.88%, 12/18/2020	200,000	203,500

See accompanying notes to financial statements.

2

SPDR DoubleLine Emerging Markets Fixed Income ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Principal Amount	Value

Grupo Posadas SAB de CV 7.88%, 6/30/2022	$500,000	$507,500
Mexico Generadora de Energia S de RL 5.50%, 12/6/2032	880,027	844,825
Petroleos Mexicanos 6.38%, 1/23/2045	800,000	803,105
Southern Copper Corp. 5.25%, 11/8/2042	900,000	798,750
Unifin Financiera SAB de CV 6.25%, 7/22/2019	600,000	588,600

		6,240,674

PANAMA — 4.5%
Aeropuerto Internacional de Tocumen SA 5.75%, 10/9/2023	800,000	836,000
ENA Norte Trust 4.95%, 4/25/2028	83,946	85,415
Global Bank Corp. 5.13%, 10/30/2019	800,000	826,000

		1,747,415

PERU — 9.2%
Abengoa Transmision Sur SA 6.88%, 4/30/2043	800,000	832,000
Banco Internacional del Peru SAA 6.63%, 3/19/2029	300,000	318,375
Corp. Financiera de Desarrollo SA 4.75%, 2/8/2022	300,000	318,000
Lima Metro Line 2 Finance, Ltd. 5.88%, 7/5/2034	500,000	524,250
Minsur SA 6.25%, 2/7/2024	500,000	507,500
Peru Enhanced Pass-Through Finance, Ltd. Zero Coupon, 6/2/2025	850,000	665,031
Volcan Cia Minera SAA 5.38%, 2/2/2022	450,000	402,750

		3,567,906

SINGAPORE — 4.0%
Oversea-Chinese Banking Corp., Ltd. 4.00%, 10/15/2024 (b)	600,000	627,788
United Overseas Bank, Ltd.:
3.50%, 9/16/2026 (b)	300,000	305,762
3.75%, 9/19/2024 (b)	600,000	621,000

		1,554,550

UNITED STATES — 1.9%
Freeport-McMoRan, Inc. 4.00%, 11/14/2021	800,000	720,720

TOTAL CORPORATE BONDS & NOTES (Cost $36,014,892)		36,819,145

FOREIGN GOVERNMENT OBLIGATIONS — 3.3%
COSTA RICA — 2.1%
Instituto Costarricense de Electricidad 6.95%, 11/10/2021	800,000	828,000

PANAMA — 0.8%
Banco Latinoamericano de Comercio Exterior SA 3.25%, 5/7/2020	300,000	301,500

PERU — 0.4%
Fondo MIVIVIENDA SA Series REGS, 3.50%, 1/31/2023	150,000	149,625

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $1,265,735)		1,279,125

	Shares
SHORT-TERM INVESTMENT — 0.4%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (c) (d) (Cost $141,281)	141,281	141,281

TOTAL INVESTMENTS — 99.0% (Cost $37,421,908)		38,239,551
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.0%		399,461

NET ASSETS — 100.0%		$38,639,012

(a)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 7.0% of net assets as of June 30, 2016, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)	Variable Rate Security — Interest rate shown is rate in effect at June 30, 2016.
(c)	The rate shown is the annualized seven-day yield at June 30, 2016.
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.

See accompanying notes to financial statements.

3

SPDR DoubleLine Emerging Markets Fixed Income ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

The following table summarizes the value of the Fund’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Corporate Bonds & Notes
Brazil	$—	$1,811,350	$—	$1,811,350
Chile	—	2,827,726	—	2,827,726
China	—	1,628,018	—	1,628,018
Colombia	—	6,625,580	—	6,625,580
Costa Rica	—	515,850	—	515,850
Dominican Republic	—	416,000	—	416,000
Guatemala	—	292,500	—	292,500
Hong Kong	—	843,502	—	843,502
India	—	4,119,967	—	4,119,967
Israel	—	1,780,950	—	1,780,950
Jamaica	—	591,000	—	591,000
Malaysia	—	1,535,437	—	1,535,437
Mexico	—	6,240,674	—	6,240,674
Panama	—	1,747,415	—	1,747,415
Peru	—	3,567,906	—	3,567,906
Singapore	—	1,554,550	—	1,554,550
United States	—	720,720	—	720,720
Foreign Government Obligations
Costa Rica	—	828,000	—	828,000
Panama	—	301,500	—	301,500
Peru	—	149,625	—	149,625
Short-Term Investment	141,281	—	—	141,281

TOTAL INVESTMENTS	$141,281	$38,098,270	$—	$38,239,551

Affiliate Table

	Number of Shares Held at 4/14/2016*	Value At 4/14/2016*	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	—	$—	38,923,328	38,782,047	141,281	$141,281	$1,441	$—

*	Commencement of operations.

See accompanying notes to financial statements.

4

SPDR Doubleline Emerging Markets Fixed Income ETF

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2016

ASSETS
Investments in unaffiliated issuers, at value (Note 2)	$38,098,270
Investments in affiliated issuers, at value (Note 2)	141,281

Total Investments	38,239,551
Cash	11,756
Interest receivable — unaffiliated issuers (Note 2)	408,106
Dividends receivable — affiliated issuers (Note 2)	52
Receivable from Adviser (Note 3)	3,205

TOTAL ASSETS	38,662,670

LIABILITIES
Advisory fee payable (Note 3)	23,463
Trustees’ fees and expenses payable (Note 4)	195

TOTAL LIABILITIES	23,658

NET ASSETS	$38,639,012

NET ASSETS CONSIST OF:
Paid-in Capital (Note 6)	$37,612,500
Undistributed (distribution in excess of) net investment income (loss)	146,699
Accumulated net realized gain (loss) on investments	62,170
Net unrealized appreciation (depreciation) on:
Investments	817,643

NET ASSETS	$38,639,012

NET ASSET VALUE PER SHARE
Net asset value per share	$51.52

Shares outstanding (unlimited amount authorized, no par value)	750,000

COST OF INVESTMENTS:
Investments in unaffiliated issuers	$37,280,627
Investments in affiliated issuers	141,281

Total cost of investments	$37,421,908

See accompanying notes to financial statements.

5

SPDR Doubleline Emerging Markets Fixed Income ETF

STATEMENT OF OPERATIONS

For the Period Ended June 30, 2016 (a)

INVESTMENT INCOME
Interest income — unaffiliated issuers (Note 2)	$386,599
Dividend income — affiliated issuers (Note 2)	1,441

TOTAL INVESTMENT INCOME (LOSS)	388,040

EXPENSES
Advisory fee (Note 3)	60,612
Trustees’ fees and expenses (Note 4)	198

TOTAL EXPENSES	60,810

Expenses waived/reimbursed by the Adviser (Note 3)	(8,280)

NET EXPENSES	52,530

NET INVESTMENT INCOME (LOSS)	335,510

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment transactions — unaffiliated issuers	62,170

Net realized gain (loss)	62,170

Net change in unrealized appreciation/depreciation on:
Investment transactions — unaffiliated issuers	817,643

Net change in unrealized appreciation/depreciation	817,643

NET REALIZED AND UNREALIZED GAIN (LOSS)	879,813

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$1,215,323

(a)	For the period April 13, 2016 (inception date) through June 30, 2016.

See accompanying notes to financial statements.

6

SPDR Doubleline Emerging Markets Fixed Income ETF

STATEMENT OF CHANGES IN NET ASSETS

For the Period 4/13/16* - 6/30/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$335,510
Net realized gain (loss)	62,170
Net change in unrealized appreciation/depreciation	817,643

Net increase (decrease) in net assets resulting from operations	1,215,323

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(188,811)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	37,500,000
Other capital (Note 6)	112,500

Net increase (decrease) in net assets from beneficial interest transactions	37,612,500

Net increase (decrease) in net assets during the period	38,639,012

Net assets at beginning of period	—

NET ASSETS AT END OF PERIOD	$38,639,012

Undistributed (distribution in excess of) net investment income (loss)	$146,699

SHARES OF BENEFICIAL INTEREST:
Shares sold	750,000

Net increase (decrease)	750,000

*	Inception date.

See accompanying notes to financial statements.

7

SPDR Doubleline Emerging Markets Fixed Income ETF

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period

	For the Period 4/14/16* - 6/30/16
Net asset value, beginning of period	$50.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.45
Net realized and unrealized gain (loss)	1.17

Total from investment operations	1.62

Other capital (a)	0.15

Distributions to shareholders from:
Net investment income	(0.25)

Net asset value, end of period	$51.52

Total return (b)	3.55%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$38,639
Ratios to average net assets:
Total expenses	0.75	%(c)
Net expenses	0.65	%(c)
Net investment income (loss)	4.15	%(c)
Portfolio turnover rate (d)	12	%(e)

*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the period.
(b)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(c)	Annualized.
(d)	Portfolio turnover rate excludes transactions involving securities received or delivered from in-kind processing of creations or redemptions.
(e)	Not annualized.

See accompanying notes to financial statements.

8

SPDR DoubleLine Emerging Markets Fixed Income ETF

NOTES TO FINANCIAL STATEMENTS

June 30, 2016

1.	Organization

SSGA Active Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end management investment company that was organized as a Massachusetts business trust on March 30, 2011.

As of June 30, 2016, the Trust consists of fourteen (14) series, each of which represents a separate series of beneficial interest in the Trust (each a “Fund” and collectively, the “Funds”). The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to authorize the issuance of an unlimited number of shares of beneficial interest at no par value. The financial statements herein relate to the SPDR DoubleLine Emerging Markets Fixed Income ETF (the “Fund”).

The Fund is classified as a diversified investment company under the 1940 Act.

The Fund was formed on April 13, 2016 and commenced operations on April 14, 2016.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims that may be made against the Trust that have not yet occurred.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Security Valuation

The Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of the Fund are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board. The Committee provides oversight of the valuation of investments for the Fund. The Board has responsibility for determining the fair value of investments.

Valuation techniques used to value the Fund’s investments by major category are as follows:

•	Investments in registered investment companies (including money market funds) or other unitized pooled investment vehicles that are not traded on an exchange are valued at that day’s published net asset value per share or unit.

•	Debt obligations (both governmental and non-governmental) that are short term in nature (with a maturity of sixty days or less at purchase) are valued using the amortized cost method as long as the amortized cost value of a particular portfolio instrument is reasonably determined to approximate the fair value of that investment established using market-based and issuer-specific factors or at a price obtained from an independent pricing service.

•	Debt obligations (both governmental and non-governmental) purchased with greater than sixty days to maturity are valued at last reported evaluated bid prices obtained from independent pricing services or brokers. In determining the value of a fixed income investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures.

9

SPDR DoubleLine Emerging Markets Fixed Income ETF

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Board.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying benchmarks. Various inputs are used in determining the value of the Fund’s investments.

The Fund values its assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritize the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the assets or liabilities either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.

The value of the Fund’s investments according to the fair value hierarchy as of June 30, 2016, is disclosed in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. Transfers between different levels of the fair value hierarchy are recognized at the end of the reporting period.

The Fund had no material transfers between levels for the period ended June 30, 2016.

Investment Transactions and Income Recognition

Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses from the sale or disposition of investments and foreign exchange transactions, if any, are determined using the identified cost method. Dividend income and capital gain distributions, if any, are recognized daily on the ex-dividend date, net of any foreign taxes withheld at source, if any. Interest income is recorded daily on an accrual basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

Expenses

Certain expenses, which are directly identifiable to a specific Fund, are applied to that Fund within the Trust. Other expenses which cannot be attributed to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds within the Trust.

Distributions

Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. The amount and character of income and capital gains to be distributed are determined in accordance with applicable tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.

10

SPDR DoubleLine Emerging Markets Fixed Income ETF

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

3.	Fees and Transactions with Affiliates

Advisory Fee

The Fund has entered into an Investment Advisory Agreement with SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”). For its advisory services to the Fund, facilities furnished, and expenses borne by the Adviser, the Fund pays the Adviser a fee accrued daily and paid monthly, at the rate of 0.75% of the Fund’s average daily net assets.

SSGA FM has contractually agreed to waive its advisory fee and/or reimburse certain expenses, until October 31, 2017, so that the net annual fund operating expenses of the Fund will be limited to 0.65% of the Fund’s average daily net assets before application of any extraordinary expenses or acquired fund fees and expenses. The contractual fee waiver and/or reimbursement does not provide for the recoupment by the Adviser of any fees the Adviser previously waived. The Adviser may continue the waiver and/or reimbursement from year to year, but there is no guarantee that the Adviser will do so and after October 31, 2017, the waiver and/or reimbursement may be cancelled or modified at any time. This waiver and/or reimbursement may not be terminated during the relevant period except with the approval of the Board.

The Adviser pays all expenses of the Fund other than the management fee, distribution fee pursuant to the Fund’s Distribution and Service Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee’s counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses.

DoubleLine Capital LP receives fees for its services as the sub-advisor to the Fund from the Adviser.

SSGA FM serves as administrator and State Street Bank and Trust Company (“State Street”), an affiliate of the Adviser, serves as custodian, sub-administrator and transfer agent. State Street receives fees for its services as custodian, sub-administrator and transfer agent from the Adviser.

Distribution Fees

State Street Global Markets, LLC (“SSGM” or the “Distributor”), an affiliate of the Adviser, serves as the Distributor of the Trust. Pursuant to a Distribution and Service Plan adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund is authorized to pay an amount of up to 0.25% of its average daily net assets for certain distribution-related activities. However, the Board has determined that no such payments will be made through at least April 12, 2017, and therefore no such payments have been made.

Other Transactions with Affiliates

The Fund may invest in affiliated entities, included securities issued by State Street, affiliated funds, or entities deemed to be affiliates as a result of the Fund owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the period ended June 30, 2016 are disclosed in the Schedule of Investments.

In certain circumstances, the Fund may have cash overdraft with the custodian. The Due to custodian if any, reflects cash overdrawn with SSB as custodian who is an affiliate of the Fund.

4.	Trustees’ Fees

The fees and expenses of the Trust’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), are paid directly by the Fund. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.

5.	Investment Transactions

Purchases and sales of investments (excluding short term investments) for the period ended June 30, 2016, were as follows:

	U.S. Government Obligations		Other Securities
	Purchases	Sales	Purchases	Sales
SPDR DoubleLine Emerging Markets Fixed Income ETF	$—	$—	$41,664,970	$4,414,688

11

SPDR DoubleLine Emerging Markets Fixed Income ETF

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

6.	Shareholder Transactions

The Fund issues and redeems its shares, at net asset value, only in aggregations of a specified number of shares or multiples thereof (“Creation Units”). Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the Statement of Changes in Net Assets.

The consideration for the purchase of Creation Units of a fund may consist of the in-kind deposit of a designated portfolio of securities and a specified amount of cash, except for certain funds that invest in TBAs or mortgage backed securities. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to the Trust and/or Custodian, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. An additional variable fee may be charged for certain transactions. Such variable charges, if any, are included in “Other Capital” on the Statement of Changes on Net Assets.

7.	Income Tax Information

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. Therefore, no provision for federal income tax is required.

The Fund files federal and various state and local tax returns as required. No income tax returns are currently under examination. The federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed the Fund’s tax positions taken on tax returns and does not believe there are any uncertain tax positions that would require recognition of a tax liability.

Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles.

The tax character of distributions paid during the period ended June 30, 2016, was as follows:

	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total
SPDR DoubleLine Emerging Markets Fixed Income ETF	$188,811	$—	$—	$188,811

As of June 30, 2016, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryforwards	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)	Qualified Late-Year Losses	Total
SPDR DoubleLine Emerging Markets Fixed Income ETF	$208,869	$—	$—	$817,643	$—	$1,026,512

As of June 30, 2016, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
SPDR DoubleLine Emerging Markets Fixed Income ETF	$37,421,908	$895,033	$77,390	$817,643

8.	Risks

Concentration of Risk

As a result of the Fund’s ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified.

12

SPDR DoubleLine Emerging Markets Fixed Income ETF

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

Foreign and Emerging Markets Risks

Investing in foreign markets involve risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of government regulation, economic, political and social instability in the countries in which the Fund invests. Foreign markets may be less liquid than investments in the U.S. and may be subject to the risks of currency fluctuations. To the extent that the Fund invests in securities of issuers located in emerging markets, these risks may be even more pronounced.

Market and Credit Risk

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the general economic conditions and fluctuations of the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

9.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date on which the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

13

SPDR DoubleLine Emerging Markets Fixed Income ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

SSGA Active Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of SPDR DoubleLine Emerging Markets Fixed Income ETF (the “Fund”) (one of the portfolios constituting SSGA Active Trust) as of June 30, 2016, and the related statement of operations, statement of changes in net assets, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SPDR DoubleLine Emerging Markets Fixed Income ETF (one of the portfolios constituting SSGA Active Trust) at June 30, 2016, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 26, 2016

14

SPDR DoubleLine Emerging Markets Fixed Income ETF

OTHER INFORMATION

June 30, 2016 (Unaudited)

Expense Example

As a shareholder of a Fund, you incur two types of costs (1) transaction costs, including sales charges (loads), if applicable, on purchase payments, reinvested dividends, or other distributions and (2) ongoing costs, including advisory fees and to the extent applicable, distribution (12b-1) and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from January 1, 2016 to June 30, 2016.

The table below illustrates your Fund’s cost in two ways:

•	Based on actual fund return — This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period”.

•	Based on hypothetical 5% return — This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales load charges (loads). Therefore, the hypothetical 5% return section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual		Hypothetical (assuming a 5% return before expenses)
	Annualized Expense Ratio	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value	Expenses Paid During Period (b)
SPDR DoubleLine Emerging Markets Fixed Income ETF	0.65%	$1,035.50	$1.41	$1,021.60	$3.27

(a)	Actual period is from commencement of operations 4/14/2016.
(b)	Hypothetical expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value of the period, multiplied by 182, then divided by 366.

15

SPDR DoubleLine Emerging Markets Fixed Income ETF

OTHER INFORMATION (continued)

June 30, 2016 (Unaudited)

Tax Information

Qualified Interest Income

The Fund designated a portion of dividends distributed during the fiscal year ended June 30, 2016, as qualified interest income. These amounts are noted below:

Amount
SPDR DoubleLine Emerging Markets Fixed Income ETF	$22,433

Premium/Discount Information

Information regarding how often the Shares of each Fund traded on the Exchange at a price above (i.e. at a premium) or below (i.e. at a discount) the net asset value of the Fund during the past calendar year can be found at http://www.spdrs.com.

Proxy Voting Policies and Procedures and Records

A description of the Trust’s proxy voting policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio of securities are available (i) without charge, upon request by calling 1-866-787-2257 (toll free) or (ii) on the website of the U.S. Securities and Exchange Commission, at www.sec.gov.

Information regarding how the investment adviser voted for the prior 12-months period ended June 30 is available by August 31 of each year by calling the same number and on the SEC’s website, at www.sec.gov, and on the Fund’s’ website at www.spdrs.com.

Quarterly Portfolio Schedule

The Fund files a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on the Form N-Q is available upon request, without charge, by calling 1-866-787-2257 (toll free) and on the Funds’ website at www.spdrs.com.

Approval of Advisory Agreements

At in-person meetings held prior to June 30, 2016, the Board of Trustees of the Trusts (the “Board”) evaluated proposals (1) to continue the separate Investment Advisory Agreements (the “Agreements”) between each Trust and SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) with respect to the operational series of SSGA Active Trust (the “Current ETFs”) and SSGA Master Trust (together with the Current ETFs, the “Current Funds”), and (2) to approve the separate Agreements between the Adviser and (a) the SSGA Active Trust with respect to the SPDR DoubleLine Short Duration Total Return Tactical ETF and SPDR DoubleLine Emerging Markets Fixed Income ETF (the “New ETFs” and, together with the Current ETFs, the “ETFs”), and the State Street Disciplined Global Equity Portfolio (together with the New ETFs, the “New Funds”) each a new series of the SSGA Active Trust, (with the Current Funds and New Funds collectively being referred to hereafter as the “Funds”), each of which commenced operations during the period covered by this Annual Report. The Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), also met separately with their independent legal counsel to consider the Agreements.

In evaluating the Agreements, the Board drew on materials provided to them by SSGA FM, the Trust’s investment adviser and administrator, and other materials provided by State Street Bank and Trust Company, the Trusts’ sub-administrator, transfer agent and custodian (“State Street”). In deciding whether to approve the Agreements, the Board considered various factors, including the (i) nature, extent and quality of services provided by, or expected to be provided by, the Adviser with respect to the Funds under the Agreements, (ii) investment performance of the Current Funds, (iii) profits realized by the Adviser and its affiliates from its relationship with the Trusts, (iv) fees charged to comparable funds, (v) other benefits to the Adviser, and (vi) extent to which economies of scale would be shared as the Funds grow.

16

SPDR DoubleLine Emerging Markets Fixed Income ETF

OTHER INFORMATION (continued)

June 30, 2016 (Unaudited)

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of services provided by, or expected to be provided by, the Adviser. In doing so, the Trustees relied on their prior experience in overseeing the management of the Trusts and materials provided prior to and at the meeting. The Board reviewed the Agreements and the Adviser’s responsibilities for managing investment operations of each of the Funds in accordance with each Fund’s investment objectives and policies, and applicable legal and regulatory requirements. The Board appreciated the relatively unique nature of the ETFs as exchange-traded funds in a master-feeder structure, as appropriate, and the experience and expertise of the Adviser with exchange-traded funds. The Board considered the background and experience of the Adviser’s senior management, including those individuals responsible for portfolio management, oversight of sub-advisers and regulatory compliance of the Funds. The Board also considered the portfolio management resources, structures and practices of the Adviser, including those associated with monitoring and securing each Fund’s compliance with its investment objectives and policies and with applicable laws and regulations. The Board also considered information about the Adviser’s best execution procedures and overall investment management business, noting that the Adviser serves a wide range of clients across a broad spectrum of asset classes. The Board looked at the Adviser’s general knowledge of the investment business and that of its affiliates which make up State Street Global Advisors, through which the Adviser shares all of its senior personnel. The Board considered that the Adviser and its affiliates constitute one of the world’s largest investment management enterprises for exchange-traded funds. The Board also considered the Adviser’s experience in active management, managing exchange-traded funds in master-feeder structures and overseeing third-party sub-advisers, as applicable.

Investment Performance

The Board then reviewed the Current Funds’ performance. The Board compared each Current Fund’s investment performance to the performance of an appropriate benchmark and group of comparable funds. Among other information, the Board considered the following performance information in its evaluation of the Funds:

SPDR SSGA Multi-Asset Real Return ETF. The Board considered that: (a) the Fund underperformed the median of its Performance Group for the 1-, 2- and 3-year periods; and (b) outperformed its benchmark index for the 1-year period and underperformed its benchmark index for the 3-year period.

SPDR SSGA Income Allocation ETF. The Board considered that: (a) the Fund outperformed the median of its Performance Group for the 1-, 2- and 3-year periods; and (b) underperformed its benchmark index for the 1- and 3-year period.

SPDR SSGA Global Allocation ETF. The Board considered that: (a) the Fund outperformed the median of its Performance Group for the 1-, 2- and 3-year periods; and (b) underperformed its benchmark index for the 1-year period and outperformed its benchmark index for the 3-year period.

SPDR Blackstone / GSO Senior Loan ETF. The Board considered that: (a) the Fund underperformed the median of its Performance Group for the 1- and 2-year periods; and (b) outperformed its benchmark index for the 1-year period.

SPDR SSGA Ultra Short Term Bond ETF. The Board considered that: (a) the Fund underperformed the median of its Performance Group for the 1- and 2-year periods; and (b) outperformed its benchmark index for the 1-year period.

SPDR DoubleLine Total Return Tactical ETF. The Board considered that: (a) the Fund outperformed the median of its Performance Group since inception; and (b) outperformed its benchmark index since inception.

SPDR MFS Systematic Core Equity ETF. The Board considered that: (a) the Fund outperformed the median of its Performance Group for the 1-year period; and (b) outperformed its benchmark index for the 1-year period.

SPDR MFS Systematic Growth Equity ETF. The Board considered that: (a) the Fund outperformed the median of its Performance Group for the 1-year period; and (b) outperformed its benchmark index for the 1-year period.

SPDR MFS Systematic Value Equity ETF. The Board considered that: (a) the Fund outperformed the median of its Performance Group for the 1-year period; and (b) outperformed its benchmark index for the 1-year period.

SPDR SSGA Risk Aware ETF. The Board considered that: (a) the Fund underperformed the median of its Performance Group for the 1-year period; and (b) underperformed its benchmark index for the 1-year period.

17

SPDR DoubleLine Emerging Markets Fixed Income ETF

OTHER INFORMATION (continued)

June 30, 2016 (Unaudited)

On the basis of the foregoing and other relevant information, the Board concluded that the performance of each Current Fund is satisfactory.

Profits Realized by Adviser

The Board considered the profitability of the advisory arrangement with the Current Funds to the Adviser, including data on the Current Funds’ historical profitability to the Adviser. The Independent Trustees, through their counsel, had the opportunity to discuss, with representatives of the Adviser and State Street, methodologies used in computing costs that formed the bases of profitability calculations and determined that these methodologies were reasonable.

Fees Charged to Comparable Funds

The Board evaluated each Fund’s unitary fee through review of comparative information with respect to fees paid by similar funds — i.e., exchange-traded funds that are actively managed, as applicable. The Board reviewed the universe of similar exchange-traded funds for each ETF based upon data independently obtained from Broadridge Financial Solutions, Inc. (formerly Lipper Analytical Services) and related comparative information for similar exchange-traded funds. The Board also reviewed the fee structure, as applicable, of each Fund in connection with the master-feeder structure, the historical expense ratios of each Current Fund and the estimated expense ratios for each New Fund. In doing so, the Board used a fund by fund analysis of the data.

Other Benefits

The Board also considered whether the Adviser or its affiliates benefited in other ways from its relationship with the Trusts, noting that the Adviser does not maintain soft-dollar arrangements in connection with the Trusts’ brokerage transactions.

Economies of Scale

The Board reviewed information regarding economies of scale or other efficiencies that may result as each Fund’s assets grow in size. The Board noted that the Agreements did not provide for breakpoints in each Fund’s advisory fee rates as assets of a Fund increase. However, the Board further noted the Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration for the Funds by fixing relatively low advisory fees, effectively sharing the benefits of lower fees with the Funds from inception. The Adviser also asserted that one of the benefits of the unitary fee was to provide an unvarying expense structure, which could be lost or diluted with the addition of breakpoints. The Board noted that it intends to continue to monitor fees as the Funds grow in size and assess whether fee breakpoints may be warranted.

The Board, including the Independent Trustees voting separately, approved the Agreements for each Fund after weighing the foregoing factors, none of which was dispositive in itself and may have been weighed differently by each Trustee. The Board’s conclusions with respect to each Agreement were as follows: (a) the nature and extent of the services provided, or expected to be provided, by the Adviser with respect to the Funds were appropriate; (b) the performance of each Current Fund had been satisfactory; (c) the Adviser’s unitary fee for each Fund, considered in relation to services provided or expected to be provided, and in relation to fees charged to comparable funds, was fair and reasonable; (d) profitability of the Trusts’ relationship with the Adviser was not excessive; (e) any additional potential benefits to the Adviser or its affiliates were not of a magnitude to materially affect the Board’s conclusions; and (f) fees paid to the Adviser shared the economies of scale with respect to the Current Funds by way of the relatively low fee structure of the Trusts.

Approval of Massachusetts Financial Services Company Sub-Advisory Agreements

At an in-person meeting held prior to June 30, 2016, the Board also evaluated proposals to continue the separate Sub-Advisory Agreements (the “MFS Sub-Advisory Agreements”) between the Adviser and Massachusetts Financial Services Company (“MFS”) with respect to the SPDR MFS Systematic Core Equity ETF, SPDR MFS Systematic Growth Equity ETF and SPDR MFS Systematic Value Equity ETF, each a series of the SSGA Active Trust, and SSGA MFS Systematic Core Equity Portfolio, SSGA Systematic Growth Equity Portfolio and SSGA MFS Systematic Value Equity Portfolio, each a series of the SSGA Master Trust, each sub-advised by MFS (the “MFS Funds”). The

18

SPDR DoubleLine Emerging Markets Fixed Income ETF

OTHER INFORMATION (continued)

June 30, 2016 (Unaudited)

Independent Trustees also met separately with their independent legal counsel to consider the MFS Sub-Advisory Agreements.

In evaluating the MFS Sub-Advisory Agreements, the Board drew on materials provided to them by MFS and the Adviser. In deciding whether to approve the MFS Sub-Advisory Agreements, the Board considered various factors, including the (i) nature, extent and quality of services provided by MFS with respect to the MFS Funds under the MFS Sub-Advisory Agreements and (ii) investment performance of the MFS Funds. The Board was apprised of the portion of the current advisory fee that the Adviser would pay to MFS under the MFS Sub-Advisory Agreements and also considered that such fees would be paid directly by the Adviser and would not result in increased fees payable by the MFS Funds.

The Board considered the background and experience of MFS’s senior management and, in particular, MFS’s experience in investing in equity securities. The Board reviewed the MFS Funds’ performance, noting that that the performance of the MFS Funds was satisfactory. The Board also considered the unitary fee paid to the Adviser by each MFS Fund and MFS’s fees paid by the Adviser.

The Board, including the Independent Trustees voting separately, approved the MFS Sub-Advisory Agreements for each MFS Fund after weighing the foregoing factors, none of which was dispositive in itself and may have been weighed differently by each Trustee. The Board’s conclusions with respect to each MFS Sub-Advisory Agreement were as follows: (a) the nature and extent of the services provided by MFS with respect to the MFS Funds were appropriate; (b) the performance of the MFS Funds had been satisfactory; (c) MFS’s fees for the MFS Funds and the unitary fee, considered in relation to the services provided, were fair and reasonable; (d) any additional potential benefits to MFS were not of a magnitude to materially affect the Board’s conclusions; and (e) fees paid to MFS adequately shared the economies of scale with each applicable MFS Fund by way of the relatively low fee structure of the Trusts.

Approval of DoubleLine Capital LP Sub-Advisory Agreements

At in-person meetings held prior to June 30, 2016, the Board also considered proposals to continue the separate Sub-Advisory Agreements (the “DoubleLine Sub-Advisory Agreements”) between the Adviser and DoubleLine Capital LP (“DoubleLine”) with respect to the SPDR DoubleLine Total Return Tactical ETF, a series of the SSGA Active Trust, and State Street DoubleLine Total Return Tactical Portfolio, a series of the SSGA Master Trust (together, the “Current DoubleLine Funds”), and to approve the DoubleLine Sub-Advisory Agreements between the Adviser and DoubleLine with respect to the SPDR DoubleLine Short Duration Total Return Tactical ETF and SPDR DoubleLine Emerging Markets Fixed Income ETF, each a series of SSGA Active Trust (together with the Current DoubleLine Funds, the “DoubleLine Funds”), under which each of the DoubleLine Funds would be sub-advised by DoubleLine. The Independent Trustees also met separately with their independent legal counsel to consider the DoubleLine Sub-Advisory Agreements.

In evaluating the DoubleLine Sub-Advisory Agreements, the Board drew on materials provided to them by DoubleLine and the Adviser. In deciding whether to approve the DoubleLine Sub-Advisory Agreements, the Board considered various factors, including the (i) nature, extent and quality of services provided, or expected to be provided, by DoubleLine with respect to the DoubleLine Funds under the DoubleLine Sub-Advisory Agreements; and (ii) investment performance of the Current DoubleLine Funds. The Board was apprised of the portion of the advisory fee that the Adviser would pay to DoubleLine under the DoubleLine Sub-Advisory Agreements and also considered that such fees would be paid directly by the Adviser and would not result in increased fees payable by the DoubleLine Funds.

The Board considered the background and experience of DoubleLine’s senior management and, in particular, DoubleLine’s experience in investing in fixed income securities. The Board reviewed the Current DoubleLine Funds’ performance, noting that that the performance of the Current DoubleLine Funds was satisfactory. The Board also considered the unitary fee paid, or to be paid, to the Adviser by each DoubleLine Fund and DoubleLine’s fees paid by the Adviser.

The Board, including the Independent Trustees voting separately, approved the DoubleLine Sub-Advisory Agreements for the DoubleLine Funds after weighing the foregoing factors, none of which was dispositive in itself and may have been weighed differently by each Trustee. The Board’s conclusions with respect to each of the DoubleLine Sub-Advisory Agreements were as follows: (a) the nature and extent of the services provided, or expected to be provided, by

19

SPDR DoubleLine Emerging Markets Fixed Income ETF

OTHER INFORMATION (continued)

June 30, 2016 (Unaudited)

DoubleLine with respect to the DoubleLine Funds were adequate and appropriate; (b) the performance of the Current DoubleLine Funds had been satisfactory; (c) DoubleLine’s fees for the DoubleLine Funds and the unitary fee, considered in relation to the services provided, or expected to be provided, were fair and reasonable; (d) any additional potential benefits to DoubleLine were not of a magnitude to materially affect the Board’s conclusions; and (e) fees paid, or expected to be paid, to DoubleLine were expected to share economies of scale with each applicable DoubleLine Fund by way of the relatively low fee structure of the Trusts.

20

SSGA Active Trust

SPDR DoubleLine Emerging Markets Fixed Income ETF

DISCLOSURE OF INFORMATION ABOUT FUND TRUSTEES AND OFFICERS

June 30, 2016 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees
FRANK NESVET c/o SSGA Active Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1943	Independent Trustee, Chairman, Trustee Committee Chair	Term: Unlimited Served: since September 2000	Chief Executive Officer, Libra Group, Inc. (a financial services consulting company) (1998-present).	218	SPDR Index Shares Funds (Trustee); SPDR Series Trust (Trustee); SSGA Master Trust (Trustee).
DAVID M. KELLY c/o SSGA Active Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1938	Independent Trustee, Audit Committee Chair	Term: Unlimited Served: since September 2000	Retired.	218	Chicago Stock Exchange (Former Director, retired); Penson Worldwide Inc. (Former Director, retired); SPDR Index Shares Funds (Trustee); SPDR Series Trust (Trustee); SSGA Master Trust (Trustee).
BONNY EUGENIA BOATMAN c/o SSGA Active Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1950	Independent Trustee	Term: Unlimited Served: since April 2010	Retired.	218	SPDR Index Shares Funds (Trustee); SPDR Series Trust (Trustee); SSGA Master Trust (Trustee).
DWIGHT D. CHURCHILL c/o SSGA Active Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1953	Independent Trustee	Term: Unlimited Served: since April 2010	Self-employed consultant since 2010; CEO and President, CFA Institute (June 2014-January 2015).	218	SPDR Index Shares Funds (Trustee); SPDR Series Trust (Trustee); SSGA Master Trust (Trustee); Affiliated Managers Group, Inc. (Director).
CARL G. VERBONCOEUR c/o SSGA Active Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1952	Independent Trustee	Term: Unlimited Served: since April 2010	Self-employed consultant since 2009.	218	The Motley Fool Funds Trust (Trustee); SPDR Index Shares Funds (Trustee); SPDR Series Trust (Trustee); SSGA Master Trust (Trustee).

21

SSGA Active Trust

SPDR DoubleLine Emerging Markets Fixed Income ETF

DISCLOSURE OF INFORMATION ABOUT FUND TRUSTEES AND OFFICERS (continued)

June 30, 2016 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee
JAMES E. ROSS* SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1965	Interested Trustee	Term: Unlimited Served as Trustee: since April 2010	Chairman and Director, SSGA Funds Management, Inc. (2005-present); Senior Managing Director and Principal, State Street Global Advisors (2006-present); President, SSGA Funds Management, Inc. (2005-2012).	299	SPDR Index Shares Funds (Trustee); SPDR Series Trust (Trustee); SSGA Master Trust (Trustee); Select Sector SPDR Trust (Trustee); State Street Master Funds (Trustee); and State Street Institutional Investment Trust (Trustee).

*	Mr. Ross is an Interested Trustee because of his employment with the Adviser and ownership interest in an affiliate of the Adviser. Mr. Ross previously served as an Interested Trustee from November 2005 to December 2009.

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During The Past 5 Years
Officers
ELLEN M. NEEDHAM SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1967	President	Term: Unlimited Served: since October 2012	President and Director, SSGA Funds Management, Inc. (2001-present)*; Senior Managing Director, State Street Global Advisors (1992-present).*
ANN M. CARPENTER SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1966	Vice President; Deputy Treasurer	Term: Unlimited Served: since August 2012; Term: Unlimited Served: since February 2016	Chief Operating Officer, SSGA Funds Management, Inc. (2005-Present)*; Managing Director, State Street Global Advisors (2005-present).*
MICHAEL P. RILEY SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1969	Vice President	Term: Unlimited Served: since February 2005	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (February 2015-present); Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (2008-February 2015); Principal, State Street Global Advisors and SSGA Funds Management, Inc. (2005-2008).

22

SSGA Active Trust

SPDR DoubleLine Emerging Markets Fixed Income ETF

DISCLOSURE OF INFORMATION ABOUT FUND TRUSTEES AND OFFICERS (continued)

June 30, 2016 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During The Past 5 Years
JOSHUA A. WEINBERG SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1978	Chief Legal Officer	Term: Unlimited Served: since February 2015	Vice President and Managing Counsel, State Street Global Advisors (2011-present); Clerk, SSGA Funds Management, Inc. (2013-present); Associate, Financial Services Group, Dechert LLP (2006-2011).
CHRISTOPHER A. MADDEN State Street Bank and Trust Company One Hundred Huntington Avenue, CPH0326 Boston, MA 02116 1967	Secretary	Term: Unlimited Served: since August 2013	Vice President and Senior Counsel, State Street Bank and Trust Company (2013-present); Counsel, Atlantic Fund Services (2009-2013); Vice President.*
PATRICIA A. MORISETTE State Street Bank and Trust Company One Hundred Huntington Avenue, CPH0326 Boston, MA 02116 1973	Assistant Secretary	Term: Unlimited Served: since February 2015	Vice President and Counsel, State Street Bank and Trust Company (2014-present); Assistant Vice President and Counsel, John Hancock Financial Services (2011-2013); Independent legal consultant (2009-2011); Associate, Bingham McCutchen LLP (2003-2009).*,**
BRUCE S. ROSENBERG SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1961	Treasurer	Term: Unlimited Served: since February 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015-present; Director, Credit Suisse (April 2008-July 2015)).
CHAD C. HALLETT SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1969	Deputy Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014-present); Vice President, State Street Bank and Trust Company (2001-November 2014).*
SUJATA UPRETI SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1974	Assistant Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015-present; Assistant Director, Cambridge Associates, LLC (July 2014-January 2015); Vice President, Bank of New York Mellon (July 2012-August 2013); Manager, PricewaterhouseCoopers, LLP (September 2003-July 2012)).
DANIEL FOLEY SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1972	Assistant Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (April 2007-present).*
BRIAN HARRIS SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1973	Chief Compliance Officer and Anti-Money Laundering Officer	Term: Unlimited Served: since November 2013	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013-present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (2010-2013); Director of Compliance, AARP Financial Inc. (2008-2010).

*	Served in various capacities and/or with various affiliated entities during noted time period.
**	Served in various capacities and/or with unaffiliated mutual funds or closed-end funds for which State Street Bank and Trust Company or its affiliates act as a provider of services during the noted time period.

Statement of Additional information (SAI) includes additional information about Fund directors and is available, without charge, upon request and by calling 1-866-787-2257.

23

SSGA Active Trust

Trustees

Bonny E. Boatman

Dwight D. Churchill

David M. Kelly

Frank Nesvet, Chairman

James E. Ross

Carl G. Verboncoeur

Officers

Ellen M. Needham, President

Bruce Rosenberg, Treasurer

Ann Carpenter, Vice President and Deputy Treasurer

Michael P. Riley, Vice President

Chad C. Hallett, Deputy Treasurer

Sujata Upreti, Assistant Treasurer

Daniel Foley, Assistant Treasurer

Christopher A. Madden, Secretary

Patricia A. Morisette, Assistant Secretary

Brian Harris, Chief Compliance Officer and Anti-Money Laundering Officer

Joshua A. Weinberg, Chief Legal Officer

Investment Manager and Administrator

SSGA Funds Management, Inc.

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Distributor

State Street Global Markets, LLC

One Lincoln Street

Boston, MA 02111

Custodian, Sub-Administrator and Transfer Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Legal Counsel

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

Fund Shares are distributed by State Street Global Markets, LLC, a wholly-owned subsidiary of State Street Corporation. State Street Global Markets, LLC; member FINRA, SIPC.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.spdrs.com Please read the prospectus carefully before you invest.

SPDREMTLAR  IBG-20859

Annual Report

30 June 2016

SSGA Active Trust

State Street Clarion Global Infrastructure & MLP Portfolio

The information contained in this report is intended for the general information of shareholders of the Portfolio and shareholders of any fund or any private client invested in the Portfolio. Generally, shares of the Portfolio may be purchased only by or on behalf of other registered investment companies or private clients for which the Adviser or an affiliate serves as investment adviser (or in a similar capacity). This report is not authorized for distribution (i) to prospective investors in any fund invested in the Portfolio unless preceded or accompanied by a current offering document for such fund or (ii) to prospective eligible investors in the Portfolio unless preceded or accompanied by a current offering document of the Portfolio. Eligible investors in the Portfolio may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257. Please read the offering document carefully before investing in the Portfolio.

The information contained in this report is intended for the general information of shareholders of the Portfolio and shareholders of any fund or any private client invested in the Portfolio. Generally, shares of the Portfolio may be purchased only by or on behalf of other registered investment companies or private clients for which the Adviser or an affiliate serves as investment adviser (or in a similar capacity). This report is not authorized for distribution (i) to prospective investors in any fund invested in the Portfolio unless preceded or accompanied by a current offering document for such fund or (ii) to prospective eligible investors in the Portfolio unless preceded or accompanied by a current offering document of the Portfolio. Eligible investors in the Portfolio may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257. Please read the offering document carefully before investing in the Portfolio.

STATE STREET CLARION GLOBAL INFRASTRUCTURE & MLP PORTFOLIO —
MANAGEMENT DISCUSSION OF PORTFOLIO PERFORMANCE (UNAUDITED)

The State Street Clarion Global Infrastructure & MLP Portfolio (the “Portfolio”) seeks to provide long-term total return. The Portfolio’s benchmark is the MSCI ACWI IMI Index (the “Index”).

For the 12-month period ended June 30, 2016 (the “Reporting Period”), the total return for the Portfolio was 9.75%, and the total return for the Index was -3.87%. The Portfolio’s secondary benchmark, the State Street Clarion Global Infrastructure & MLP Composite Index (the “Secondary Index”), yielded a return of 5.59% for the Reporting Period. The returns of the Portfolio and both the Index and the Secondary Index reflect the reinvestment of dividends and other income. The Portfolio’s performance reflects the expenses of managing the Portfolio, including brokerage and advisory expenses. Both the Index and the Secondary Index are unmanaged and their returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Portfolio outperformed both the Index and Secondary Index during the Reporting Period. Global listed infrastructure saw positive returns helped by an environment of declining interest rates leading investors to seek safety and yield in more stable equities. Master Limited Partnership (“MLP”) securities were not as fortunate as they declined alongside falling commodity prices during the Reporting Period. By geography, the Portfolio’s absolute performance benefited from every region except Emerging Markets. Americas were the main driver of the positive performance. Investments in American utilities were the best contributor, followed by the tower sector. Their performance more than offset the negative returns of MLPs and renewable energy equities. MLPs showed a strong correlation with oil prices and regained some of their losses after oil bottomed in February. Asia was the next best region with all sectors seeing positive gains. Transportation and utilities led the way as the yield-seeking trade was a global theme, especially in 2016. The Portfolio’s attribution benefitted from Continental Europe where the two best performing sectors, transportation and utilities, were also the Portfolio’s biggest allocations in the region. The U.K. showed great resilience despite the uncertainty due to the “Brexit” vote. While renewable energy investments saw slight losses, U.K. utilities reinforced the safety trade and saw positive returns in U.S. dollar terms, even after the British pound depreciated following the Brexit Referendum.

On an individual security level, the top positive contributors to the Portfolio’s performance were Crown Castle International Corp., NextEra Energy Inc., and Transurban Group Ltd. Crown Castle International, a U.S. listed tower company, beat and raised guidance in the first quarter due to M&A and lower than expected carrier non-renewals. Transurban Group is an Australian toll road company. Positive traffic growth, completed and potential acquisitions, and U.S. organic growth helped drive its strong performance. NextEra Energy is a U.S. integrated utility. The Florida based utility benefited as being one of the premier U.S. utilities with a strong presence in renewable energy and one of the best growth stories in a sector that continued to be bid up during the period. The top detractors from the Portfolio’s performance were Williams Companies, TerraForm Power Inc., and Summit Midstream Partners LP. Williams Companies is an energy infrastructure company operating in the U.S. The Energy Transfer Equity acquisition drama that led to a termination of the deal damaged Williams Companies in an already sold off market with decreasing commodity prices. TerraForm Power is a renewable energy infrastructure company that suffered from the lack of corporate governance of its parent, SunEdison, who was greatly over leveraged before declaring bankruptcy. Summit Midstream is a gathering and processing MLP that suffered from worse than expected volumes due to timing of well completions.

The Portfolio did not invest in derivatives during the Reporting Period.

The views expressed above reflect those of the Portfolio’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

1

STATE STREET CLARION GLOBAL INFRASTRUCTURE & MLP PORTFOLIO —
PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Portfolio’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Portfolio’s per share net asset value (“NAV”) is the value of one share of the Portfolio and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Portfolio and the market return is based on the market price per share of the Portfolio. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Portfolio are listed for trading, as of the time that the Portfolio’s NAV is calculated. Since shares of the Portfolio did not trade in the secondary market until the day after the Portfolio’s inception, for the period from inception to the first day of secondary market trading in shares of the Portfolio (1/20/15, 1/21/15, respectively), the NAV of the Portfolio is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Portfolio at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Portfolio’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for State Street Clarion Global Infrastructure & MLP Portfolio as stated in the Fees and Expenses table of the prospectus dated October 31, 2015 is 0.30%.

PERFORMANCE AS OF JUNE 30, 2016

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	PRIMARY BENCHMARK: MSCI ACWI IMI Index	SECONDARY BENCHMARK: State Street Clarion Global Infrastructure & MLP Composite Index	NET ASSET VALUE	PRIMARY BENCHMARK: MSCI ACWI IMI Index	SECONDARY BENCHMARK: State Street Clarion Global Infrastructure & MLP Composite Index
ONE YEAR	9.75%	–3.87%	5.59%	9.75%	–3.87%	5.59%
SINCE INCEPTION (1)	64.46%	32.39%	42.66%	12.16%	6.69%	8.55%

(1)	For the period March 1, 2012 to June 30, 2016

MSCI ACWI IMI INDEX

The MSCI ACWI IMI Index is a free float-adjusted market capitalization-weighted index that is designed to measure the combined equity market performance of developed and emerging markets. The Index covers approximately 99% of the global equity investment opportunity set.

STATE STREET CLARION GLOBAL INFRASTRUCTURE & MLP COMPOSITE INDEX

The State Street Clarion Global Infrastructure & MLP Composite Index is a blended benchmark consisting of 85% FTSE Global Core Infrastructure 50/50 Index and 15% Alerian MLP Index. Prior to 3/2/2015, the blended benchmark consisted of 85% UBS Global 50/50 Infrastructure & Utilities Index and 15% Alerian MLP Index.

2

STATE STREET CLARION GLOBAL INFRASTRUCTURE & MLP PORTFOLIO —
PERFORMANCE SUMMARY (CONTINUED) (UNAUDITED)

Past Performance is not indicative of future results.

Index Returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

3

STATE STREET CLARION GLOBAL INFRASTRUCTURE & MLP PORTFOLIO —
PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	CROWN CASTLE INTERNATIONAL CORP. REIT	AMERICAN TOWER CORP. REIT	VINCI SA	ENBRIDGE, INC.	NEXTERA ENERGY, INC.
MARKET VALUE	$804,847	681,660	662,491	640,561	562,024
% OF NET ASSETS	4.7	4.0	3.8	3.7	3.3

(The five largest holdings are subject to change, and there are no guarantees the Portfolio will continue to remain invested in any particular security.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2016*

% OF NET ASSETS
Oil, Gas & Consumable Fuels	27.4%
Electric Utilities	20.8
Multi-Utilities	11.6
Real Estate Investment Trusts (REITs)	8.7
Transportation Infrastructure	7.9
Road & Rail	6.6
Construction & Engineering	6.2
Independent Power Producers & Energy Traders	3.3
Gas Utilities	1.4
Communications Equipment	1.0
Water Utilities	0.9
Short-Term Investment	4.6
Liabilities in Excess of Other Assets	(0.4)
TOTAL	100.0%

*	The Portfolio’s industry breakdown is expressed as a percentage of net assets and may change over time.

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SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Shares	Value

COMMON STOCKS — 95.8%
AUSTRALIA — 3.7%
DUET Group (a)	93,124	$174,383
Transurban Group Stapled Security (a)	51,741	465,269

		639,652

CANADA — 8.2%
Canadian Pacific Railway, Ltd.	2,600	332,993
Enbridge, Inc.	15,200	640,561
Pembina Pipeline Corp.	9,600	290,210
Veresen, Inc.	18,600	156,826

		1,420,590

FRANCE — 5.5%
Aeroports de Paris (a)	1,312	143,912
Groupe Eurotunnel SE (a)	13,776	145,669
Vinci SA (a)	9,378	662,491

		952,072

HONG KONG — 1.3%
CLP Holdings, Ltd. (a)	21,000	214,523

ITALY — 1.4%
Ei Towers SpA (a) (b)	3,418	173,629
Snam SpA (a)	10,515	62,931

		236,560

JAPAN — 4.6%
Central Japan Railway Co. (a)	1,500	268,551
East Japan Railway Co. (a)	3,600	335,819
Hokkaido Electric Power Co., Inc. (a)	23,200	189,697

		794,067

SOUTH KOREA — 1.0%
Korea Electric Power Corp. (a)	3,230	169,549

SPAIN — 7.2%
Abertis Infraestructuras SA (a)	24,584	363,685
Enagas SA (a)	5,769	176,435
Ferrovial SA (a)	20,844	408,524
Red Electrica Corp. SA (a)	3,248	290,534

		1,239,178

SWITZERLAND — 1.4%
Flughafen Zuerich AG (a)	1,370	243,023

UNITED KINGDOM — 3.4%
National Grid PLC (a)	24,662	364,175
Renewables Infrastructure Group, Ltd.	56,821	73,870
United Utilities Group PLC (a)	10,464	145,639

		583,684

UNITED STATES — 58.1%
American Electric Power Co., Inc.	4,100	287,369
American Tower Corp. REIT	6,000	681,660
Avangrid, Inc.	1,500	69,090
Boardwalk Pipeline Partners L.P. (c)	8,600	150,070
Crown Castle International Corp. REIT	7,935	804,847
Delek Logistics Partners L.P.	2,900	77,459
Dominion Resources, Inc.	3,368	262,468
DTE Energy Co.	5,484	543,574
Edison International	4,009	311,379
Enbridge Energy Partners L.P.	6,100	141,520
Energy Transfer Partners L.P. (c)	6,729	256,173
Enterprise Products Partners L.P. (c)	17,400	509,124

Eversource Energy	4,862	291,234
Exelon Corp.	2,398	87,191
ITC Holdings Corp.	3,700	173,234
Kinder Morgan, Inc.	20,900	391,248
Magellan Midstream Partners L.P. (c)	4,100	311,600
MPLX L.P.	8,700	292,581
NextEra Energy Partners L.P.	4,031	122,462
NextEra Energy, Inc.	4,310	562,024
NiSource, Inc.	4,519	119,844
Norfolk Southern Corp.	2,500	212,825
NRG Yield, Inc. Class A	16,600	252,652
Pattern Energy Group, Inc.	5,500	126,335
PG&E Corp.	7,900	504,968
Sempra Energy	4,805	547,866
Shell Midstream Partners L.P. (c)	3,886	131,308
Tallgrass Energy Partners L.P.	6,000	276,120
Targa Resources Corp.	8,900	375,046
Tesoro Logistics L.P. (c)	1,800	89,154
Valero Energy Partners L.P. (c)	3,700	173,937
Westar Energy, Inc.	2,200	123,398
Williams Cos., Inc.	13,500	292,005
Williams Partners L.P. (c)	5,200	180,128
Xcel Energy, Inc.	6,400	286,592

		10,018,485

TOTAL COMMON STOCKS (Cost $14,254,061)		16,511,383

SHORT-TERM INVESTMENT — 4.6%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (d) (e) (Cost $789,440)	789,440	789,440

TOTAL INVESTMENTS — 100.4% (Cost $15,043,501)		17,300,823
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.4)%		(62,764)

NET ASSETS — 100.0%		$17,238,059

(a)	Security is fair valued at year end by applying factors provided by independent third party in accordance with Portfolio’s valuation policy and procedures. The independent fair value service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of foreign securities exchanges. The use of the independent fair value service or alternative fair valuation methods would result in the investments being classified within Level 2 of the fair value hierarchy.Total market value of such securities represents 4,998,438 and 29.0% of net assets of the Portfolio at June 30, 2016.
(b)	Non-income producing security.
(c)	Master Limited Partnership. Total market value of such securities represents $1,801,494 or 10.5% of net assets
(d)	The Portfolio may invest in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(e)	The rate shown is the annualized seven-day yield at June 30, 2016.

REIT    Real Estate Investment Trust

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

The following table summarizes the value of the Portfolio’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Australia	$—	$639,652	$—	$639,652
Canada	1,420,590	—	—	1,420,590
France	—	952,072	—	952,072
Hong Kong	—	214,523	—	214,523
Italy	—	236,560	—	236,560
Japan	—	794,067	—	794,067
South Korea	—	169,549	—	169,549
Spain	—	1,239,178	—	1,239,178
Switzerland	—	243,023	—	243,023
United Kingdom	73,870	509,814	—	583,684
United States	10,018,485	—	—	10,018,485
Short-Term Investment	789,440	—	—	789,440

TOTAL INVESTMENTS	$12,302,385	$4,998,438	$—	$17,300,823

Affiliate Table

	Number of Shares Held at 6/30/15	Value at 6/30/15	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	284,165	$284,165	7,459,882	6,954,607	789,440	$789,440	$523	$—

See accompanying notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES

June 30, 2016

ASSETS
Investments in unaffiliated issuers, at value (Note 2)	$16,511,383
Investments in affiliated issuers, at value (Note 2)	789,440

Total Investments	17,300,823
Foreign currency, at value	16,669
Receivable for investments sold	127,410
Dividends receivable — unaffiliated issuers (Note 2)	62,098
Dividend receivable — affiliated issuers (Note 2)	56
Receivable from Adviser (Note 3)	4,134
Receivable for foreign taxes recoverable	13,771

TOTAL ASSETS	17,524,961

LIABILITIES
Payable for investments purchased	279,018
Payable for fund shares repurchased	3,750
Advisory fee payable (Note 3)	4,134

TOTAL LIABILITIES	286,902

NET ASSETS	$17,238,059

NET ASSETS CONSIST OF:
Paid-in Capital	$16,648,027
Undistributed (distribution in excess of) net investment income (loss)	—
Accumulated net realized gain (loss) on investments, foreign currency transactions, and futures contracts	(1,665,724)
Net unrealized appreciation (depreciation) on:
Investments	2,257,322
Foreign currency transactions	(1,566)

NET ASSETS	$17,238,059

NET ASSET VALUE PER SHARE
Net asset value per share	$10.29

Shares outstanding	1,675,757

COST OF INVESTMENTS:
Investments in unaffiliated issuers	$14,254,061
Investments in affiliated issuers	789,440

Total cost of investments	$15,043,501

Foreign currency, at cost	$16,538

See accompanying notes to financial statements.

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STATEMENT OF OPERATIONS

For the Year Ended June 30, 2016

INVESTMENT INCOME
Dividend income — unaffiliated issuers (Note 2)	$448,506
Dividend income — affiliated issuers (Note 2)	523
Dividend income from master limited partnership and related companies	134,028
Return of capital from master limited partnerships and related companies	(138,518)
Foreign taxes withheld	(22,812)

TOTAL INVESTMENT INCOME (LOSS)	421,727

EXPENSES
Advisory fee (Note 3)	46,227
Trustees’ fees and expenses (Note 4)	422
Miscellaneous expenses	1,667

TOTAL EXPENSES	48,316

Expenses waived/reimbursed by the Adviser (Note 3)	(46,227)

NET EXPENSES	2,089

NET INVESTMENT INCOME (LOSS)	419,638

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment transactions — unaffiliated issuers	(1,638,134)
Foreign currency transactions	(2,226)

Net realized gain (loss)	(1,640,360)

Net change in unrealized appreciation/depreciation on:
Investment transactions — unaffiliated issuers	2,734,296
Foreign currency transactions	(1,611)

Net change in unrealized appreciation/depreciation	2,732,685

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,092,325

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$1,511,963

See accompanying notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended 6/30/16	For the Period 1/20/15* - 6/30/15
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$419,638	$213,493
Net realized gain (loss)	(1,640,360)	415,237
Net change in unrealized appreciation/depreciation	2,732,685	(476,929)

Net increase (decrease) in net assets resulting from operations	1,511,963	151,801

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(480,070)	(180,817)
Net realized gains	(413,049)	—
Return of capital	(39,003)	—

Total distributions to shareholders	(932,122)	(180,817)

FROM BENEFICIAL INTEREST TRANSACTIONS:
In-kind transfer from CBRE Clarion Global Listed Infrastructure Fund, LP (Note 1)	—	11,569,962
Contribution from SSGA Funds Management, Inc. (Note 1)	—	4,000,100
Proceeds from sale of shares sold	321,021	348,304
Reinvestment of distributions	932,122	180,817
Cost of shares redeemed	(505,870)	(159,222)

Net increase (decrease) in net assets from beneficial interest transactions	747,273	15,939,961

Net increase (decrease) in net assets during the period	1,327,114	15,910,945

Net assets at beginning of period	15,910,945	—

NET ASSETS AT END OF PERIOD	$17,238,059	$15,910,945

Undistributed (distribution in excess of) net investment income (loss)	$—	$26,377

SHARES OF BENEFICIAL INTEREST:
In-kind transfer from CBRE Clarion Global Listed Infrastructure Fund, LP (Note 1)	—	1,176,596
Shares sold	33,009	414,875
Reinvestment of distributions	103,757	17,385
Shares redeemed	(54,490)	(15,375)

Net increase (decrease)	82,276	1,593,481

*	Inception date.

See accompanying notes to financial statements.

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FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period

	Year Ended 6/30/16	For the Period 1/21/15* - 6/30/15
Net asset value, beginning of period	$9.99	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.26	0.14
Net realized and unrealized gain (loss)	0.62	(0.04)

Total from investment operations	0.88	0.10

Distributions to shareholders from:
Net investment income	(0.30)	(0.11)
Net realized gains	(0.26)	—
Return of capital	(0.02)	—

Total distributions	(0.58)	(0.11)

Net asset value, end of period	$10.29	$9.99

Total return (b)	9.75%	1.00%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$17,238	$15,911
Ratios to average net assets:
Total expenses	0.31%	0.30	%(c)
Net expenses	0.01%	0.00	%(c)(d)
Net investment income (loss)	2.72%	2.97	%(c)
Portfolio turnover rate	103%	37	%(e)

*	Commencement of operations.
(a)	Net investment income per share is calculated using the average shares method.
(b)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(c)	Annualized.
(d)	Amount shown represents less than 0.005%.
(e)	Not annualized.

See accompanying notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

June 30, 2016

1.	Organization

SSGA Active Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end management investment company that was organized as a Massachusetts business trust on March 30, 2011.

As of June 30, 2016, the Trust offered fourteen (14) funds, each of which represents a separate series of beneficial interest in the Trust (each a “Fund” and collectively, the “Funds”). The financial statements herein relate to the State Street Clarion Global Infrastructure & MLP Portfolio (the “Portfolio”), a separate nondiversified series of the Trust. The Portfolio operates as the master portfolio in a master feeder structure.

The Portfolio commenced operations on January 21, 2015, after it acquired the net assets of the CBRE Clarion Global Listed Infrastructure Fund, LP (the “Partnership”), via the Feeder Fund. The acquisition of net assets of the Partnership was accomplished by an in-kind transfer of all of the Partnership’s net assets amounting to $11,569,962 and a cash transfer of $196,000 by the Partnership in exchange for 1,176,596 shares of the Feeder Fund (the “transaction”). The Partnership elected to make a deemed sale election related to the transaction, pursuant to the subscription agreement. SSGA FM contributed initial capital of $4,000,100 to the Feeder Fund in exchange for the Feeder Fund’s shares. Immediately prior to the acquisition, the Portfolio did not have any assets or liabilities nor operations or investment activities.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims that may be made against the Trust that have not yet occurred.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Security Valuation

The Portfolio’s investments are valued at fair value each day that the Portfolio’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Portfolio’s listing exchange is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of the Portfolio are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board. The Committee provides oversight of the valuation of investments for the Portfolio. The Board has responsibility for determining the fair value of investments. Valuation techniques used to value the Portfolio’s investments by major category are as follows:

•	Equity investments (including preferred stocks and registered investment companies that are exchange-traded funds) traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.

•	Investments in registered investment companies (including money market funds) or other unitized pooled investment vehicles that are not traded on an exchange are valued at that day’s published net asset value per share or unit.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Board.

A “significant event” is an event that the Trustee believes, with a reasonably high degree of certainty, has caused the closing market prices of a Portfolio’s securities to no longer reflect their value at the time of the Portfolio net asset value calculation. Fair value may be determined using an independent fair value service under valuation procedures approved by the Trustee. The independent fair value service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of foreign securities exchanges. The use of the independent fair value service or alternative fair valuation methods would result in the investments being classified within Level 2 of the fair value hierarchy. At June 30, 2016, the independent fair value service was used for certain foreign securities in the Portfolio’s, and these securities were classified within Level 2 of the fair value hierarchy.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are categorized into a hierarchy consisting of three broad levels for financial reporting purposes.

The Portfolio values its assets and liabilities at fair value using a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the assets or liabilities either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.

The value of the Portfolio’s investments according to the fair value hierarchy as of June 30, 2016, is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. Transfers between different levels of the fair value hierarchy are recognized at the end of the reporting period.

The Portfolio had transfers from Level 1 to Level 2 during the year ended June 30, 2016 in the amount of $3,117,437. At June 30, 2016 these investments applied factor prices provided by an independent third party in accordance with the Portfolio’s valuation policy and procedures. At June 30, 2015 these investments were valued at exchange closing prices in accordance with the Portfolio’s valuation policy.

Investment Transactions and Income Recognition

Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses from the sale or disposition of investments and foreign exchange transactions, if any, are determined using the identified cost method. Dividend income and capital gain distributions, if any, are recognized daily on the ex-dividend date, net of any foreign taxes withheld at source, if any. Non-cash dividends received in the form of stock are recorded as dividend income at fair value. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

Distributions received from the Portfolio’s investments in master limited partnerships or limited liability companies that have economic characteristics substantially similar to master limited partnerships (collectively, “MLPs”) generally are comprised of ordinary income and return of capital from the MLPs. The Portfolio records distributions from MLPs as dividend income and redesignates between income and return of capital at year end. Such estimates are based on information provided by each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Portfolio. For the period ended June 30, 2016, the Portfolio estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For this period, the Portfolio has estimated approximately 0.04% as income and approximately 99.6% as return of capital.

Expenses

Certain expenses, which are directly identifiable to a specific Portfolio, are applied to that Portfolio within the Trust. Other expenses which cannot be attributed directly to a specific Portfolio are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Portfolio within the Trust.

Foreign Currency Translation

The accounting records of the Portfolio are maintained in U.S. dollars. Foreign currencies as well as investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars using exchange rates at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Foreign Taxes

The Portfolio may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Portfolio invests. These foreign taxes, if any, are paid by the Portfolio and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred as of June 30, 2016, if any, are disclosed in the Portfolio’s Statement of Assets and Liabilities.

Distributions

Distributions from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. The Portfolio currently intends to pay distributions out of its distributable cash flow, which generally consists of cash and paid-in-kind distributions from MLPs or their affiliates, dividends from common stocks and income from other investments held by the Portfolio less current or accrued operating expenses of the Portfolio, including taxes on Portfolio taxable income. The amount and character of income and capital gains to be distributed are determined in accordance with applicable tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.

3.	Fees and Transactions with Affiliates

Advisory Fee

The Trust on behalf of the Portfolio has entered into an Investment Advisory Agreement with SSGA FM. For its advisory services to the Portfolio, the Adviser is paid a management fee by the Portfolio at an annual rate of 0.30% of

13

SSGA Active Trust

State Street Clarion Global Infrastructure & MLP Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

its average daily net assets. The Adviser has contractually agreed to waive the entire amount of this fee until the later of April 30, 2017 or such time as the shares of the Portfolio cease to be the only investment security held by the State Street Clarion Global Infrastructure & MLP Fund series of State Street Institutional Investment Trust. The waiver may be terminated only by the Portfolio’s Board of Trustees.

The Adviser pays all operating expenses of the Portfolio other than management fee, distribution fee pursuant to the Portfolio’s Distribution and Service Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustees’ counsel fees), litigation expenses, and other extraordinary expenses.

Administrator and Sub-Administrator Fees

SSGA FM serves as administrator and State Street, an affiliate of the Adviser, serves as custodian, sub-administrator and transfer agent. State Street receives fees for its services as custodian, sub-administrator and transfer agent from the Adviser.

Other Transactions with Affiliates

The Funds may invest in affiliated entities, included securities issued by State Street, affiliated funds, or entities deemed to be affiliates as a result of the Funds owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the period ended June 30, 2016 are disclosed in the Schedule of Investments.

4.	Trustees’ Fees

The fees and expenses of the Trust’s trustees, who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), are paid directly by the Funds. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.

5.	Investment Transactions

Purchases and sales of investments (excluding short term investments) for the year ended June 30, 2016 aggregated to $15,881,867 and $16,019,327, respectively.

6.	Income Tax Information

The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Portfolio will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. Therefore, no provision for federal income tax is required.

Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. Certain capital accounts in the financial statements have been adjusted for permanent book-tax differences. These adjustments have no impact on net asset values or results of operations. Temporary book-tax differences will reverse in the future. These book-tax differences are primarily due to differing treatments for character of distributions, nontaxable dividend adjustments to income, foreign currencies, distributions from MLPs and wash sale loss deferrals.

The Portfolio files federal and various state and local tax returns as required. No income tax returns are currently under examination. The federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed the Portfolio’s tax positions taken on tax returns for all open years and does not believe there are any uncertain tax positions that would require recognition of a tax liability.

As a limited partner in the MLPs, the Portfolio reports its allocable share of the MLP’s taxable income in computing its own taxable income. The distributions paid by the MLPs generally do not constitute income for tax purposes. Each MLP may allocate losses to the Portfolio which are generally not deductible in computing the Portfolio’s taxable income until such time as that particular MLP either generates income to offset those losses or the Portfolio disposes of units in that

14

SSGA Active Trust

State Street Clarion Global Infrastructure & MLP Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

MLP. This may result in the Portfolio’s taxable income being substantially different than its book income in any given year. As a result, the Portfolio may have insufficient taxable income to support its distributions paid resulting in a return of capital to shareholders. A return of capital distribution is generally not treated as taxable income to shareholders and instead reduces a shareholder’s basis in their shares of the Portfolio.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and realized and unrealized capital gains at various rates.

The tax character of distributions paid during the period ended June 30, 2016 was as follows:

Ordinary Income	Long-Term Capital Gain	Tax Return of Capital	Total
$893,119	$—	$39,003	$932,122

The tax character of distributions paid during the period ended June 30, 2015 was as follows:

Ordinary Income	Long-Term Capital Gain	Tax Return of Capital	Total
$180,817	$—	$—	$180,817

As of June 30, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Capital Loss Carryforwards	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Qualified Late-Year Losses*	Total
$—	$(1,284,055)	$—	$1,874,085	$—	$590,030

*	The Portfolio has elected to defer certain qualified late year losses and recognize such losses in the next taxable year.

As of June 30, 2016, the Portfolio had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Non-Expiring Short Term	Non-Expiring Long Term
$1,222,696	$61,359

As of June 30, 2016, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$15,425,172	$2,005,676	$130,025	$1,875,651

7.	Risks

Concentration Risk

As a result of the Portfolio’s ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Portfolio’s investments more than if the Portfolio were more broadly diversified.

Foreign and Emerging Markets Risks

Investing in foreign markets involve risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of government regulation, economic, political and social instability in the countries in which the Portfolio invests. Foreign markets may be less liquid than investments in the U.S. and may be subject to the risks of currency fluctuations. To the extent that a Portfolio invests in securities of issuers located in emerging markets, these risks may be even more pronounced.

15

SSGA Active Trust

State Street Clarion Global Infrastructure & MLP Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

Market and Credit Risk

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the general economic conditions and fluctuations of the market (market risk). Additionally, the Portfolio may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio has unsettled or open transactions defaults.

8.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Portfolio through the date on which the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

16

SSGA Active Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

SSGA Active Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of State Street Clarion Global Infrastructure & MLP Portfolio (the “Portfolio”) (one of the portfolios constituting SSGA Active Trust) as of June 30, 2016, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2016, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers or others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street Clarion Global Infrastructure & MLP Portfolio (one of the portfolios constituting SSGA Active Trust) at June 30, 2016, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 26, 2016

17

SSGA Active Trust

State Street Clarion Global Infrastructure & MLP Portfolio

OTHER INFORMATION

June 30, 2016 (Unaudited)

Tax Information

Dividend Received Deduction

For federal income tax purposes, the following information is furnished with respect to the distributions of the Portfolio for its fiscal period ended June 30, 2016. For U.S. federal income tax purposes, the percentage of distributions that qualify for the corporate dividends received deduction for the fiscal period ended June 30, 2016 is 25.41%.

Qualified Dividend Income

A portion of dividends distributed by the Portfolio during the fiscal period ended June 30, 2016, are considered qualified dividend income, and are eligible for reduced tax rates. These lower rates range from 5% to 20% depending on the individual’s tax bracket. These amounts were $404,463 for the fiscal period ended June 30, 2016.

Expense Example

As a shareholder of a Fund, you incur two types of costs (1) transaction costs, including sales charges (loads), if applicable, on purchase payments, reinvested dividends, or other distributions and (2) ongoing costs, including advisory fees and to the extent applicable, distribution (12b-1) and or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from January 1, 2016 to June 30, 2016.

The table below illustrates your Fund’s cost in two ways:

Based on actual fund return — This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period”.

Based on hypothetical 5% return — This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales load charges (loads). Therefore, the hypothetical 5% return section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual			Hypothetical (assuming a 5% return before expenses)
	Annualized Expense Ratio	Ending Account Value	Expenses Paid During Period		Ending Account Value	Expenses Paid During Period(a)
State Street Clarion Global Infrastructure & MLP Portfolio	0.03%	$1,165.00	$0.16	(a)	$1,024.70	$0.15

(a)	Hypothetical expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value of the period, multiplied by 182, then divided by 366.

18

SSGA Active Trust

State Street Clarion Global Infrastructure & MLP Portfolio

OTHER INFORMATION (continued)

June 30, 2016 (Unaudited)

Proxy Voting Policies and Procedures and Records

A description of the Trust’s proxy voting policies and procedures that are used by the Funds’ investment adviser to vote proxies relating to the Funds’ portfolio of securities are available (i) without charge, upon request by calling 1-866-787-2257 (toll free) or (ii) on the website of the U.S. Securities and Exchange Commission, at www.sec.gov.

Information regarding how the investment adviser voted for the prior 12-months period ended June 30 is available by August 31 of each year by calling the same number and on the SEC’s website, at www.sec.gov, and on the Funds’ website at www.spdrs.com.

Quarterly Portfolio Schedule

The Portfolios file a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on the Form N-Q is available upon request, without charge, by calling 1-866-787-2257 (toll free) and on the Funds’ website at www.spdrs.com.

19

SSGA ACTIVE TRUST

State Street Clarion Global Infrastructure & MLP Portfolio

OTHER INFORMATION (continued)

June 30, 2016

TRUSTEES

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During The Past 5 Years
Independent Trustees
FRANK NESVET c/o SSGA Active Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1943	Independent Trustee, Chairman, Trustee Committee Chair	Term: Unlimited Served: since September 2000	Chief Executive Officer, Libra Group, Inc. (a financial services consulting company) (1998-present).	218	SPDR Index Shares Funds (Trustee); SPDR Series Trust (Trustee); SSGA Master Trust (Trustee).
DAVID M. KELLY c/o SSGA Active Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1938	Independent Trustee, Audit Committee Chair	Term: Unlimited Served: since September 2000	Retired.	218	Chicago Stock Exchange (Former Director, retired); Penson Worldwide Inc. (Former Director, retired); SPDR Index Shares Funds (Trustee); SPDR Series Trust (Trustee); SSGA Master Trust (Trustee).
BONNY EUGENIA BOATMAN c/o SSGA Active Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1950	Independent Trustee	Term: Unlimited Served: since April 2010	Retired.	218	SPDR Index Shares Funds (Trustee); SPDR Series Trust (Trustee); SSGA Master Trust (Trustee).
DWIGHT D. CHURCHILL c/o SSGA Active Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1953	Independent Trustee	Term: Unlimited Served: since April 2010	Self-employed consultant since 2010; CEO and President, CFA Institute (June 2014-January 2015).	218	SPDR Index Shares Funds (Trustee); SPDR Series Trust (Trustee); SSGA Master Trust (Trustee); Affiliated Managers Group, Inc. (Director).
CARL G. VERBONCOEUR c/o SSGA Active Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1952	Independent Trustee	Term: Unlimited Served: since April 2010	Self-employed consultant since 2009.	218	The Motley Fool Funds Trust (Trustee); SPDR Index Shares Funds (Trustee); SPDR Series Trust (Trustee); SSGA Master Trust (Trustee).

20

SSGA ACTIVE TRUST

State Street Clarion Global Infrastructure & MLP Portfolio

OTHER INFORMATION (continued)

June 30, 2016

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During The Past 5 Years
Interested Trustee
JAMES E. ROSS* SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1965	Interested Trustee	Term: Unlimited Served as Trustee: since April 2010	Chairman and Director, SSGA Funds Management, Inc. (2005-present); Senior Managing Director and Principal, State Street Global Advisors (2006-present); President, SSGA Funds Management, Inc. (2005-2012).	299	SPDR Index Shares Funds (Trustee); SPDR Series Trust (Trustee); SSGA Master Trust (Trustee); Select Sector SPDR Trust (Trustee); State Street Master Funds (Trustee); and State Street Institutional Investment Trust (Trustee).

*	Mr. Ross is an Interested Trustee because of his employment with the Adviser and ownership interest in an affiliate of the Adviser. Mr. Ross previously served as an Interested Trustee from November 2005 to December 2009.

OFFICERS

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During The Past 5 Years
ELLEN M. NEEDHAM SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1967	President	Term: Unlimited Served: since October 2012	President and Director, SSGA Funds Management, Inc. (2001-present)*; Senior Managing Director, State Street Global Advisors (1992-present).*
ANN M. CARPENTER SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1966	Vice President; Deputy Treasurer	Term: Unlimited Served: since August 2012; Term: Unlimited Served: since February 2016	Chief Operating Officer, SSGA Funds Management, Inc. (2005-Present)*; Managing Director, State Street Global Advisors (2005-present).*
MICHAEL P. RILEY SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1969	Vice President	Term: Unlimited Served: since February 2005	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (February 2015-present); Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (2008-February 2015); Principal, State Street Global Advisors and SSGA Funds Management, Inc. (2005-2008).

21

SSGA ACTIVE TRUST

State Street Clarion Global Infrastructure & MLP Portfolio

OTHER INFORMATION (continued)

June 30, 2016

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During The Past 5 Years
JOSHUA A. WEINBERG SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1978	Chief Legal Officer	Term: Unlimited Served: since February 2015	Vice President and Managing Counsel, State Street Global Advisors (2011-present); Clerk, SSGA Funds Management, Inc. (2013-present); Associate, Financial Services Group, Dechert LLP (2006-2011).
CHRISTOPHER A. MADDEN State Street Bank and Trust Company One Hundred Huntington Avenue, CPH0326 Boston, MA 02116 1967	Secretary	Term: Unlimited Served: since August 2013	Vice President and Senior Counsel, State Street Bank and Trust Company (2013-present); Counsel, Atlantic Fund Services (2009-2013); Vice President.*
PATRICIA A. MORISETTE State Street Bank and Trust Company One Hundred Huntington Avenue, CPH0326 Boston, MA 02116 1973	Assistant Secretary	Term: Unlimited Served: since February 2015	Vice President and Counsel, State Street Bank and Trust Company (2014-present); Assistant Vice President and Counsel, John Hancock Financial Services (2011-2013); Independent legal consultant (2009-2011); Associate, Bingham McCutchen LLP (2003-2009).*,**
BRUCE S. ROSENBERG SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1961	Treasurer	Term: Unlimited Served: since February 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015-present; Director, Credit Suisse (April 2008-July 2015)).
CHAD C. HALLETT SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1969	Deputy Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014-present); Vice President, State Street Bank and Trust Company (2001-November 2014).*
SUJATA UPRETI SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1974	Assistant Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015-present; Assistant Director, Cambridge Associates, LLC (July 2014-January 2015); Vice President, Bank of New York Mellon (July 2012-August 2013); Manager, PricewaterhouseCoopers, LLP (September 2003-July 2012)).
DANIEL FOLEY SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1972	Assistant Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (April 2007-present).*
BRIAN HARRIS SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1973	Chief Compliance Officer and Anti-Money Laundering Officer	Term: Unlimited Served: since November 2013	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013-present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (2010-2013); Director of Compliance, AARP Financial Inc. (2008-2010).

*	Served in various capacities and/or with various affiliated entities during noted time period.
**	Served in various capacities and/or with unaffiliated mutual funds or closed-end funds for which State Street Bank and Trust Company or its affiliates act as a provider of services during the noted time period.

Statement of Additional information (SAI) includes additional information about Fund directors and is available, without charge, upon request and by calling 1-866-787-2257.

22

SSGA Active Trust

Trustees

Bonny E. Boatman

Dwight D. Churchill

David M. Kelly

Frank Nesvet, Chairman

James E. Ross

Carl G. Verboncoeur

Officers

Ellen M. Needham, President

Bruce Rosenburg, Treasurer

Ann Carpenter, Vice President and Deputy Treasurer

Michael P. Riley, Vice President

Chad C. Hallett, Deputy Treasurer

Sujata Upreti, Assistant Treasurer

Daniel Foley, Assistant Treasurer

Christopher A. Madden, Secretary

Patricia A. Morisette, Assistant Secretary

Brian Harris, Chief Compliance Officer and Anti-Money Laundering Officer

Joshua A. Weinberg, Chief Legal Officer

Investment Manager and Administrator

SSGA Funds Management, Inc.

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Distributor

State Street Global Markets, LLC

One Lincoln Street

Boston, MA 02111

Custodian, Sub-Administrator and Transfer Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Legal Counsel

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20006

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

Distributor: State Street Global Markets, LLC, member FINRA, SIPC, a wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. The SSGA Funds pay State Street Bank and Trust Company for its services as custodian, transfer agent and shareholder servicing agent and pays SSGA Funds Management, Inc. for investment advisory services.

Before investing, consider the funds’ investment objectives, risks, charges and expenses. To obtain a prospectus or summary prospectus which contains this and other information, call 1-800-997-7327 or visit www.SSGAfunds.com. Read it carefully.

Fund Shares are distributed by State Street Global Markets, LLC, a wholly-owned subsidiary of State Street Corporation. State Street Global Markets, LLC; member FINRA, SIPC.

The information contained in this report is intended for the general information of shareholders of the Portfolio and shareholders of any fund or any private client invested in the Portfolio. Generally, shares of the Portfolio may be purchased only by or on behalf of other registered investment companies or private clients for which the Adviser or an affiliate serves as investment adviser (or in a similar capacity). This report is not authorized for distribution (i) to prospective investors in any fund invested in the Portfolio unless preceded or accompanied by a current offering document for such fund or (ii) to prospective eligible investors in the Portfolio unless preceded or accompanied by a current offering document of the Portfolio. Eligible investors in the Portfolio may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257. Please read the offering document carefully before investing in the Portfolio.

Not FDIC Insured — No Bank Guarantee — May Lose Value	© 2016 State Street Corporation — All Rights Reserved SSITCGSAR IBG-20864

Annual Report

30 June 2016

SSGA Active Trust

State Street Disciplined Global Equity Portfolio

The information contained in this report is intended for the general information of shareholders of the Portfolio and shareholders of any fund or private client invested in the Portfolio. Generally, shares of the Portfolio may be purchased only by or on behalf of other registered investment companies or private clients for which the Adviser or an affiliate serves as investment adviser (or in a similar capacity). This report is not authorized for distribution (i) to prospective investors in any fund invested in the Portfolio unless preceded or accompanied by a current offering document for such fund or (ii) to prospective eligible investors in the Portfolio unless preceded or accompanied by a current offering document of the Portfolio. Eligible investors in the Portfolio may obtain a current prospectus and SAI from the Distributor by calling 1-800-997-7327. Please read the offering document carefully before investing in the Portfolio.

SSGA ACTIVE TRUST

STATE STREET DISCIPLINED GLOBAL EQUITY PORTFOLIO

ANNUAL REPORT

JUNE 30, 2016

The information contained in this report is intended for the general information of shareholders of the Portfolio and shareholders of any fund or private client invested in the Portfolio. Generally, shares of the Portfolio may be purchased only by or on behalf of other registered investment companies or private clients for which the Adviser or an affiliate serves as investment adviser (or in a similar capacity). This report is not authorized for distribution (i) to prospective investors in any fund invested in the Portfolio unless preceded or accompanied by a current offering document for such fund or (ii) to prospective eligible investors in the Portfolio unless preceded or accompanied by a current offering document of the Portfolio. Eligible investors in the Portfolio may obtain a current prospectus and SAI from the Distributor by calling 1-800-997-7327. Please read the offering document carefully before investing in the Portfolio.

SSGA ACTIVE TRUST

STATE STREET DISCIPLINED GLOBAL EQUITY PORTFOLIO

PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2016

DESCRIPTION	DTE Energy Co.	Waste Management, Inc.	Quest Diagnostics, Inc.	Henry Schein, Inc.	Johnson & Johnson
MARKET VALUE	$48,767	47,250	47,218	47,029	46,822
% OF NET ASSETS	1.5	1.5	1.5	1.4	1.4

(The five largest holdings are subject to change, and there are no guarantees the Portfolio will continue to remain invested in any particular security.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2016*

INDUSTRY	PERCENT OF NET ASSETS
Health Care Providers & Services	10.2%
Electric Utilities	9.4
Diversified Telecommunication Services	6.9
Health Care Equipment & Supplies	6.1
Multi-Utilities	5.8
Food & Staples Retailing	5.3
Household Products	5.0
Insurance	5.0
Pharmaceuticals	4.4
Real Estate Investment Trusts (REITs)	3.6
Commercial Services & Supplies	2.6
Food Products	2.3
Media	2.2
Specialty Retail	2.2
Airlines	2.1
Software	2.1
Tobacco	2.1
Beverages	1.7
Technology Hardware, Storage & Peripherals	1.7
Metals & Mining	1.6
Aerospace & Defense	1.3
INDUSTRY	PERCENT OF NET ASSETS
Auto Components	1.2
Containers & Packaging	1.2
Life Sciences Tools & Services	1.2
Internet Software & Services	1.1
Road & Rail	1.1
Communications Equipment	1.0
Consumer Finance	1.0
Industrial Conglomerates	1.0
Multiline Retail	1.0
Electrical Equipment	0.8
Household Durables	0.8
Banks	0.6
Oil, Gas & Consumable Fuels	0.6
Automobiles	0.5
Construction & Engineering	0.4
IT Services	0.4
Real Estate Management & Development	0.4
Short-Term Investment	1.1
Other Assets in Excess of Liabilities	1.0
TOTAL	100.0%

*	The Portfolio’s industry breakdown is expressed as a percentage of net assets and may change over time.

1

SSGA ACTIVE TRUST

STATE STREET DISCIPLINED GLOBAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS

June 30, 2016

Security Description	Shares	Value

COMMON STOCKS — 97.9%
AUSTRALIA — 1.3%
Qantas Airways, Ltd. (a)	3,476	$7,352
Telstra Corp., Ltd. (a)	8,632	36,021

		43,373

BELGIUM — 0.8%
Delhaize Group (a)	234	24,745

CANADA — 3.9%
BCE, Inc.	761	35,826
Metro, Inc.	603	20,899
Shaw Communications, Inc. Class B	1,757	33,552
TELUS Corp.	1,156	37,029

		127,306

DENMARK — 1.2%
Novo Nordisk A/S Class B (a)	247	13,312
Vestas Wind Systems A/S (a)	370	25,168

		38,480

FRANCE — 1.5%
Peugeot SA (a)(b)	1,271	15,251
Sanofi (a)	393	32,687

		47,938

GERMANY — 2.8%
Fresenius SE & Co. KGaA (a)	236	17,359
METRO AG (a)	1,269	39,072
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (a)	79	13,262
RWE AG (a)(b)	1,473	23,483

		93,176

HONG KONG — 4.5%
CK Hutchison Holdings, Ltd. (a)	1,500	16,501
CLP Holdings, Ltd. (a)	4,000	40,913
Hang Seng Bank, Ltd. (a)	1,100	18,883
Jardine Matheson Holdings, Ltd. (a)	300	17,539
Link REIT (a)	4,000	27,354
Power Assets Holdings, Ltd. (a)	3,000	27,584

		148,774

ISRAEL — 0.2%
Check Point Software Technologies, Ltd. (b)	100	7,968

ITALY — 1.2%
Enel SpA (a)	8,786	39,047

JAPAN — 8.4%
Astellas Pharma, Inc. (a)	2,200	34,728
Bridgestone Corp. (a)	500	16,174
Canon, Inc. (a)	1,200	34,486
Central Japan Railway Co. (a)	200	35,807
Hoya Corp. (a)	400	14,380
Kirin Holdings Co., Ltd. (a)	2,100	35,652
Mitsubishi Materials Corp. (a)	5,000	12,050
Nippon Telegraph & Telephone Corp. (a)	900	42,483
Sekisui Chemical Co., Ltd. (a)	2,100	26,044
Sumitomo Rubber Industries, Ltd. (a)	1,600	$21,562

		273,366

NETHERLANDS — 1.3%
Koninklijke Ahold NV (a)	1,851	40,919
Royal Dutch Shell PLC Class A (a)	7	193

		41,112
NEW ZEALAND — 1.1%
Spark New Zealand, Ltd. (a)	14,782	37,476

NORWAY — 0.5%
Norsk Hydro ASA (a)	4,543	16,633

SINGAPORE — 1.2%
Ascendas REIT (a)	6,500	12,040
Singapore Airlines, Ltd. (a)	1,900	15,101
UOL Group, Ltd. (a)	2,900	11,832

		38,973

SPAIN — 0.4%
ACS Actividades de Construccion y Servicios SA (a)	535	14,690

SWEDEN — 1.1%
Swedish Match AB (a)	994	34,640

SWITZERLAND — 3.3%
Sonova Holding AG (a)	246	32,727
Swiss Re AG (a)	422	36,945
Swisscom AG (a)	78	38,842

		108,514

UNITED KINGDOM — 1.0%
Direct Line Insurance Group PLC (a)	6,744	31,309

UNITED STATES — 62.2%
Agilent Technologies, Inc.	875	38,815
Ally Financial, Inc. (b)	1,825	31,153
Altria Group, Inc.	458	31,584
Ameren Corp.	768	41,149
American Capital Agency Corp.	1,953	38,708
American Electric Power Co., Inc.	520	36,447
Annaly Capital Management, Inc.	3,380	37,417
Anthem, Inc.	235	30,865
Archer-Daniels-Midland Co.	859	36,842
Avery Dennison Corp.	452	33,787
Axis Capital Holdings, Ltd.	669	36,795
Ball Corp.	100	7,219
Baxter International, Inc.	832	37,623
C.R. Bard, Inc.	196	46,091
Cardinal Health, Inc.	391	30,502
Chubb, Ltd.	341	44,572
Church & Dwight Co., Inc.	258	26,546
Cintas Corp.	366	35,916
Citrix Systems, Inc. (b)	446	35,720
Clorox Co.	315	43,593
Computer Sciences Corp.	229	11,370
Consolidated Edison, Inc.	458	36,841
DaVita HealthCare Partners, Inc. (b)	565	43,686
Delta Air Lines, Inc.	481	17,523
DENTSPLY SIRONA, Inc.	648	40,202
Dr. Pepper Snapple Group, Inc.	186	17,973
DTE Energy Co.	492	48,767
eBay, Inc. (b)	1,592	37,269
Edison International	520	40,388

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Security Description	Shares	Value
Energizer Holdings, Inc.	323	$16,631
Entergy Corp.	494	40,187
Exelon Corp.	554	20,143
Express Scripts Holding Co. (b)	534	40,477
F5 Networks, Inc. (b)	296	33,697
Foot Locker, Inc.	581	31,874
HCA Holdings, Inc. (b)	522	40,199
Henry Schein, Inc. (b)	266	47,029
Hologic, Inc. (b)	824	28,510
Johnson & Johnson	386	46,822
Kimberly-Clark Corp.	249	34,232
L-3 Communications Holdings, Inc.	282	41,367
McKesson Corp.	123	22,958
NetApp, Inc.	984	24,197
Newmont Mining Corp.	568	22,220
O’Reilly Automotive, Inc. (b)	144	39,038
Pfizer, Inc.	501	17,640
Pinnacle West Capital Corp.	493	39,963
PPL Corp.	719	27,142
Procter & Gamble Co.	498	42,166
Public Service Enterprise Group, Inc.	846	39,432
Quest Diagnostics, Inc.	580	47,218
Southwest Airlines Co.	809	31,721
Synopsys, Inc. (b)	458	24,769
Target Corp.	485	33,863
Thomson Reuters Corp.	980	39,443
Tyson Foods, Inc. Class A	599	40,007
Universal Health Services, Inc. Class B	141	18,908
Valero Energy Corp.	364	18,564
Wal-Mart Stores, Inc.	574	41,913
Waste Management, Inc.	713	47,250

		2,034,943

TOTAL COMMON STOCKS (Cost $2,995,692)		3,202,463

RIGHTS — 0.0% (c)
SPAIN — 0.0% (c)
ACS Actividades de Construccion y Servicios SA (expiring 7/18/16) (b) (Cost $420)	535	376

SHORT-TERM INVESTMENT — 1.1%
State Street Institutional Liquid Reserves Fund, Premier Class 0.47% (d)(e) (Cost $34,046)	34,046	34,046

TOTAL INVESTMENTS — 99.0% (Cost $3,030,158)		3,236,885
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.0%		33,440

NET ASSETS — 100.0%		$3,270,325

(a)	Security is fair valued at year end by applying factors provided by independent third party in accordance with Portfolio’s valuation policy and procedures. The independent fair value service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of foreign securities exchanges. The use of the independent fair value service or alternative fair valuation methods would result in the investments being classified within Level 2 of the fair value hierarchy. Total market value of such securities represent $1,032,246 and 31.6% of net assets of the Fund at June 30, 2016.
(b)	Non-income producing security.
(c)	Amount is less than 0.05% of net assets.
(d)	The Portfolio invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the year ended June 30, 2016 are shown in the Affiliate Table below.
(e)	The rate shown is the annualized seven-day yield at June 30, 2016.

REIT Real Estate Investment Trust

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

The following table summarizes the value of the Portfolio’s investments accordingly to the fair value hierarchy as of June 30, 2016.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Australia	$—	$43,373	$—	$43,373
Belgium	—	24,745	—	24,745
Canada	127,306	—	—	127,306
Denmark	—	38,480	—	38,480
France	—	47,938	—	47,938
Germany	—	93,176	—	93,176
Hong Kong	—	148,774	—	148,774
Israel	7,968	—	—	7,968
Italy	—	39,047	—	39,047
Japan	—	273,366	—	273,366
Netherlands	—	41,112	—	41,112
New Zealand	—	37,476	—	37,476
Norway	—	16,633	—	16,633
Singapore	—	38,973	—	38,973
Spain	—	14,690	—	14,690
Sweden	—	34,640	—	34,640
Switzerland	—	108,514	—	108,514
United Kingdom	—	31,309	—	31,309
United States	2,034,943	—	—	2,034,943
Rights
Spain	376	—	—	376
Short-Term Investment	34,046	—	—	34,046

TOTAL INVESTMENTS	$2,204,639	$1,032,246	$—	$3,236,885

Affiliate Table

	Number of Shares Held at 2/19/16*	Value At 2/19/16*	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/16	Value at 6/30/16	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	—	$—	3,131,221	3,097,175	34,046	$34,046	$147	$—

*	Commencement of operations.

See accompanying notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES

June 30, 2016

ASSETS
Investments in unaffiliated issuers, at value (Note 2)	$3,202,839
Investments in affiliated issuers, at value (Note 2)	34,046

Total Investments	3,236,885
Foreign currency, at value	15,950
Receivable for investments sold	19,067
Dividends receivable — unaffiliated issuers (Note 2)	7,180
Dividends receivable — affiliated issuers (Note 2)	9
Receivable from Adviser (Note 3)	692
Receivable for foreign taxes recoverable	1,886

TOTAL ASSETS	3,281,669

LIABILITIES
Payable for investments purchased	7,594
Payable for fund shares repurchased	3,750

TOTAL LIABILITIES	11,344

NET ASSETS	$3,270,325

NET ASSETS CONSIST OF:
Paid-in Capital	$3,002,103
Undistributed (distribution in excess of) net investment income (loss)	46,475
Accumulated net realized gain (loss) on investments	15,463
Net unrealized appreciation (depreciation) on:
Investments	206,727
Foreign currency transactions	(443)

NET ASSETS	$3,270,325

NET ASSET VALUE PER SHARE
Net asset value per shares	$10.89

Shares outstanding (unlimited amount authorized, no par value)	300,200

COST OF INVESTMENTS:
Investments in unaffiliated issuers	$2,996,112
Investments in affiliated issuers	34,046

Total cost of investments	$3,030,158

Foreign currency, at cost	$16,084

See accompanying notes to financial statements.

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STATEMENT OF OPERATIONS

For the Period Ended June 30, 2016 (a)

INVESTMENT INCOME
Dividend income — unaffiliated issuers (Note 2)	$48,918
Dividend income — affiliated issuers (Note 2)	147
Foreign taxes withheld	(3,389)

TOTAL INVESTMENT INCOME (LOSS)	45,676

EXPENSES
Advisory fee (Note 3)	2,300
Trustees’ fees and expenses (Note 4)	163
Miscellaneous expenses	600

TOTAL EXPENSES	3,063

Expenses waived/reimbursed by the Adviser (Note 3)	(3,063)

NET INVESTMENT INCOME (LOSS)	45,676

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment transactions — unaffiliated issuers	15,463
Foreign currency transactions	799

Net realized gain (loss)	16,262

Net change in unrealized appreciation/depreciation on:
Investment transactions — unaffiliated issuers	206,727
Foreign currency transactions	(443)

Net change in unrealized appreciation/depreciation	206,284

NET REALIZED AND UNREALIZED GAIN (LOSS)	222,546

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$268,222

(a)	For the period February 18, 2016 (inception date) through June 30, 2016.

See accompanying notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

For the Period 2/18/16* - 6/30/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$45,676
Net realized gain (loss)	16,262
Net change in unrealized appreciation/depreciation	206,284

Net increase (decrease) in net assets resulting from operations	268,222

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from shares sold	3,036,146
Cost of shares redeemed	(34,043)

Net increase (decrease) in net assets from beneficial interest transactions	3,002,103

Net increase (decrease) in net assets during the period	3,270,325

Net assets at beginning of period	—

NET ASSETS AT END OF PERIOD	$3,270,325

Undistributed(distribution in excess of) net investment income (loss)	$46,475

SHARES OF BENEFICIAL INTEREST:
Shares sold	303,384
Shares redeemed	(3,184)

Net increase (decrease)	300,200

*	Inception date.

See accompanying notes to financial statements.

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STATE STREET DISCIPLINED GLOBAL EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period

	For the Period 2/19/16* - 6/30/16
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.15
Net realized and unrealized gain (loss)	0.74

Total from investment operations	0.89

Net asset value, end of period	$10.89

Total return (b)	8.90	%(c)
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$3,270
Ratios to average net assets:
Total expenses	0.27	%(d)
Net expenses	0.00	%(d)
Net investment income (loss)	4.00	%(d)
Portfolio turnover rate	21	%(c)

*	Commencement of operations.
(a)	Net investment income per share is calculated using the average shares method.
(b)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(c)	Not annualized.
(d)	Annualized.

See accompanying notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

June 30, 2016

1.	Organization

SSGA Active Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end management investment company that was organized as a Massachusetts business trust on March 30, 2011.

As of June 30, 2016, the Trust consists of fourteen (14) series and corresponding classes, each of which have the same rights and privileges, including voting rights, each of which represets a separate series of beneficial interest in the Trust. The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to authorize the issuance of an unlimited number of shares of beneficial interest with no par value. The financial statements herein relate only to:

Fund	Inception Date	Commencement of Operations	Diversification Classification
State Street Disciplined Global Equity Portfolio	February 18, 2016	February 19, 2016	Diversified

The Portfolio serves as a master fund in a master feeder structure.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims that may be made against the Trust that have not yet occurred.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Security Valuation

The Portfolio’s investments are valued at fair value each day that the Portfolio’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Portfolio’s listing exchange is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of the Portfolio are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board. The Committee provides oversight of the valuation of investments for the Portfolio. The Board has responsibility for determining the fair value of investments.

Valuation techniques used to value the Portfolio’s investments by major category are as follows:

•	Equity investments traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.

•	Rights and warrants are valued at the last reported sale price obtained from independent pricing services or brokers on the valuation date. If no prices are obtained from pricing services or brokers, valuation will be based upon the intrinsic value, pursuant to the valuation policy and procedures approved by the Board.

•	Investments in registered investment companies (including money market funds) or other unitized pooled investment vehicles that are not traded on an exchange are valued at that day’s published net asset value per share or unit.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Board.

A “significant event” is an event that the Trustee believes, with a reasonably high degree of certainty, has caused the closing market prices of a Fund’s portfolio securities to no longer reflect their value at the time of the Fund’s net asset value calculation. Fair value may be determined using an independent fair value service under valuation procedures approved by the Trustee. The independent fair value service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of foreign securities exchanges. The use of the independent fair value service or alternative fair valuation methods would result in the investments being classified within Level 2 of the fair value hierarchy. At June 30,2016, the independent fair value service was used for certain foreign securities in the Fund’s portfolio, and these securities were classified within Level 2 of the fair value hierarchy.

Fair value pricing could result in a difference between the prices used to calculate a Portfolio’s net asset value and the prices used by the Portfolio’s underlying benchmark. Various inputs are used in determining the value of the Portfolio’s investments.

The Portfolio values its assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritize the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the assets or liabilities either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Transfers between different levels of the fair value hierarchy are recognized at the end of the reporting period. The Portfolio had no transfers between levels for the period ended June 30, 2016.

The value of the Portfolio’s investments according to the fair value hierarchy as of June 30, 2016, is disclosed in the Portfolio’s Schedule of Investments.

Investment Transactions and Income Recognition

Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses from the sale or disposition of investments and foreign exchange transactions, if any, are determined using the identified cost method.

Dividend income and capital gain distributions, if any, are recognized daily on the ex-dividend date, net of any foreign taxes withheld at source, if any.

The Portfolio invests in Real Estate Investment Trusts (REITs). REITs determine the tax character of their distributions annually and may characterize a portion of their distributions as a return of capital or capital gain. The Portfolio’s policy is to record all REIT distributions initially as dividend income and re-designate to return of capital or capital gains

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

distributions at year end based on information provided by the REIT and/or SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) estimates of such re-designations for which actual information has not yet been reported.

Expenses

Certain expenses, which are directly identifiable to a specific Portfolio, are applied to that Portfolio within the Trust. Other expenses which cannot be attributed to a specific Portfolio are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Portfolio within the Trust.

Foreign Currency Translation

The accounting records of the Portfolio are maintained in U.S. dollars. Foreign currencies as well as investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars using exchange rates at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Distributions

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. The amount and character of income and capital gains to be distributed are determined in accordance with applicable tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.

3.	Fees and Transactions with Affiliates

Advisory Fee

The Portfolio has entered into an Investment Advisory Agreement with SSGA FM. For its advisory services, the Portfolio pays the Adviser a fee accrued daily and paid monthly, at a rate of 0.25% of the Portfolio’s average daily net assets.

The Adviser has contractually agreed to waive the entire amount of this fee until the later of April 30, 2017 or such time as the shares of the Portfolio cease to be the only investment security held by the Fund. The waiver may be terminated only by the Portfolio’s Board. The Adviser pays all expenses of the Portfolio other than the management fee, distribution fees pursuant to the Distribution and Service Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee’s counsel fees), litigation expenses and other extraordinary expenses.

Administrator and Sub-Administrator Fees

SSGA FM serves as administrator and State Street Bank and Trust Company (“State Street”), an affiliate of the Adviser, serves as custodian, sub-administrator and transfer agent. State Street receives fees for its services as custodian, sub-administrator and transfer agent from the Adviser.

Other Transactions with Affiliates

The Portfolio may invest in affiliated entities, included securities issued by State Street, affiliated funds, or entities deemed to be affiliates as a result of the Portfolio owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the period ended June 30, 2016 are disclosed in the applicable Schedules of Investments.

4.	Trustees’ Fees

The fees and expenses of the Trust’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”) are paid directly by the Portfolio. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

5.	Investment Transactions

Purchases and sales of investments (excluding short term investments) for the period ended June 30, 2016, were as follows:

	Purchases	Sales
State Street Disciplined Global Equity Portfolio	$3,670,313	$666,949

6.	Income Tax Information

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Portfolio will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. Therefore, no provision for federal income tax is required.

The Portfolio files federal and various state and local tax returns as required. No income tax returns are currently under examination. The federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed the Portfolio’s tax positions taken on tax returns and does not believe there are any uncertain tax positions that would require recognition of a tax liability.

Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. Certain capital accounts in the financial statements have been adjusted for permanent book- tax differences. These adjustments have no impact on net asset values or results of operations. Temporary book-tax differences will reverse in the future. These book-tax differences are primarily due to differing treatments for foreign currencies gains and losses and passive foreign investment companies.

As of June 30, 2016, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryforwards	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)	Qualified Late-Year Losses	Total
State Street Disciplined Global Equity Portfolio	$62,761	$—	$—	$205,461	$—	$268,222

As of June 30, 2016, gross unrealized appreciation and gross unrealized depreciation of investments based on cost for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
State Street Disciplined Global Equity Portfolio	$3,030,981	$264,892	$58,988	$205,904

7.	Risks

Concentration Risk

As a result of the Portfolio’s ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Portfolio’s investments more than if the Portfolio were more broadly diversified.

Foreign and Emerging Markets Risks

Investing in foreign markets involve risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of government regulation, economic, political and social instability in the countries in which the Portfolio invests. Foreign markets may be less liquid than investments in the U.S. and may be

12

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

subject to the risks of currency fluctuations. To the extent that the Portfolio invests in securities of issuers located in emerging markets, these risks may be even more pronounced.

Market and Credit Risk

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the general economic conditions and fluctuations of the market (market risk). Additionally, the Portfolio may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio has unsettled or open transactions defaults.

8.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Portfolio through the date on which the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

13

SPDR ACTIVE TRUST

STATE STREET DISCIPLINED GLOBAL EQUITY PORTFOLIO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

SSGA Active Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of State Street Disciplined Global Equity Portfolio (the “Portfolio”) (one of the portfolios constituting SSGA Active Trust) as of June 30, 2016, and the related statement of operations, statement of changes in net assets, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2016, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers or others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street Disciplined Global Equity Portfolio (one of the portfolios constituting SSGA Active Trust) at June 30, 2016, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 26, 2016

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SSGA ACTIVE TRUST

STATE STREET DISCIPLINED GLOBAL EQUITY PORTFOLIO

OTHER INFORMATION

June 30, 2016 (Unaudited)

Tax Information

Qualified Dividend Income

A portion of the dividends distributed by the Fund during the fiscal year ended June 30, 2016, are considered qualified dividend income, and are eligible for reduced tax rates. These lower rates range from 5% to 20% depending on the individual’s tax bracket. This amount is noted below:

Amount
State Street Disciplined Global Equity Portfolio	$39,926

Proxy Voting Policies and Procedures and Records

A description of the Trust’s proxy voting policies and procedures that are used by the Portfolio’s investment adviser to vote proxies relating to the Portfolio’s portfolio of securities are available (i) without charge, upon request by calling 1-866-787-2257 (toll free) or (ii) on the website of the U.S. Securities and Exchange Commission, at www.sec.gov.

Information regarding how the investment adviser voted for the prior 12-months period ended June 30 is available by August 31 of each year by calling the same number and on the SEC’s website, at www.sec.gov, and on the Portfolio’s website at www.spdrs.com.

Quarterly Portfolio Schedule

The Portfolio files a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on the Form N-Q is available upon request, without charge, by calling 1-866-787-2257 (toll free) and on the Fund’s website at www.spdrs.com.

Approval of Advisory Agreements

At in-person meetings held prior to June 30, 2016, the Board of Trustees of the Trusts (the “Board”) evaluated proposals (1) to continue the separate Investment Advisory Agreements (the “Agreements”) between each Trust and SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) with respect to the operational series of SSGA Active Trust (the “Current ETFs”) and SSGA Master Trust (together with the Current ETFs, the “Current Funds”), and (2) to approve the separate Agreements between the Adviser and (a) the SSGA Active Trust with respect to the SPDR DoubleLine Short Duration Total Return Tactical ETF and SPDR DoubleLine Emerging Markets Fixed Income ETF (the “New ETFs” and, together with the Current ETFs, the “ETFs”), and the State Street Disciplined Global Equity Portfolio (together with the New ETFs, the “New Funds”) each a new series of the SSGA Active Trust, (with the Current Funds and New Funds collectively being referred to hereafter as the “Funds”), each of which commenced operations during the period covered by this Annual Report. The Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), also met separately with their independent legal counsel to consider the Agreements.

In evaluating the Agreements, the Board drew on materials provided to them by SSGA FM, the Trust’s investment adviser and administrator, and other materials provided by State Street Bank and Trust Company, the Trusts’ sub-administrator, transfer agent and custodian (“State Street”). In deciding whether to approve the Agreements, the Board considered various factors, including the (i) nature, extent and quality of services provided by, or expected to be provided by, the Adviser with respect to the Funds under the Agreements, (ii) investment performance of the Current Funds, (iii) profits realized by the Adviser and its affiliates from its relationship with the Trusts, (iv) fees charged to comparable funds, (v) other benefits to the Adviser, and (vi) extent to which economies of scale would be shared as the Funds grow.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of services provided by, or expected to be provided by, the Adviser. In doing so, the Trustees relied on their prior experience in overseeing the management of the Trusts and materials

15

SSGA ACTIVE TRUST

STATE STREET DISCIPLINED GLOBAL EQUITY PORTFOLIO

OTHER INFORMATION (continued)

June 30, 2016 (Unaudited)

provided prior to and at the meeting. The Board reviewed the Agreements and the Adviser’s responsibilities for managing investment operations of each of the Funds in accordance with each Fund’s investment objectives and policies, and applicable legal and regulatory requirements. The Board appreciated the relatively unique nature of the ETFs as exchange-traded funds in a master-feeder structure, as appropriate, and the experience and expertise of the Adviser with exchange-traded funds. The Board considered the background and experience of the Adviser’s senior management, including those individuals responsible for portfolio management, oversight of sub-advisers and regulatory compliance of the Funds. The Board also considered the portfolio management resources, structures and practices of the Adviser, including those associated with monitoring and securing each Fund’s compliance with its investment objectives and policies and with applicable laws and regulations. The Board also considered information about the Adviser’s best execution procedures and overall investment management business, noting that the Adviser serves a wide range of clients across a broad spectrum of asset classes. The Board looked at the Adviser’s general knowledge of the investment business and that of its affiliates which make up State Street Global Advisors, through which the Adviser shares all of its senior personnel. The Board considered that the Adviser and its affiliates constitute one of the world’s largest investment management enterprises for exchange-traded funds. The Board also considered the Adviser’s experience in active management, managing exchange-traded funds in master-feeder structures and overseeing third-party sub-advisers, as applicable.

Investment Performance

The Board then reviewed the Current Funds’ performance. The Board compared each Current Fund’s investment performance to the performance of an appropriate benchmark and group of comparable funds. Among other information, the Board considered the following performance information in its evaluation of the Funds:

SPDR SSGA Multi-Asset Real Return ETF. The Board considered that: (a) the Fund underperformed the median of its Performance Group for the 1-, 2- and 3-year periods; and (b) outperformed its benchmark index for the 1-year period and underperformed its benchmark index for the 3-year period.

SPDR SSGA Income Allocation ETF. The Board considered that: (a) the Fund outperformed the median of its Performance Group for the 1-, 2- and 3-year periods; and (b) underperformed its benchmark index for the 1- and 3-year period.

SPDR SSGA Global Allocation ETF. The Board considered that: (a) the Fund outperformed the median of its Performance Group for the 1-, 2- and 3-year periods; and (b) underperformed its benchmark index for the 1-year period and outperformed its benchmark index for the 3-year period.

SPDR Blackstone / GSO Senior Loan ETF. The Board considered that: (a) the Fund underperformed the median of its Performance Group for the 1- and 2-year periods; and (b) outperformed its benchmark index for the 1-year period.

SPDR SSGA Ultra Short Term Bond ETF. The Board considered that: (a) the Fund underperformed the median of its Performance Group for the 1- and 2-year periods; and (b) outperformed its benchmark index for the 1-year period.

SPDR DoubleLine Total Return Tactical ETF. The Board considered that: (a) the Fund outperformed the median of its Performance Group since inception; and (b) outperformed its benchmark index since inception.

SPDR MFS Systematic Core Equity ETF. The Board considered that: (a) the Fund outperformed the median of its Performance Group for the 1-year period; and (b) outperformed its benchmark index for the 1-year period.

SPDR MFS Systematic Growth Equity ETF. The Board considered that: (a) the Fund outperformed the median of its Performance Group for the 1-year period; and (b) outperformed its benchmark index for the 1-year period.

SPDR MFS Systematic Value Equity ETF. The Board considered that: (a) the Fund outperformed the median of its Performance Group for the 1-year period; and (b) outperformed its benchmark index for the 1-year period.

SPDR SSGA Risk Aware ETF. The Board considered that: (a) the Fund underperformed the median of its Performance Group for the 1-year period; and (b) underperformed its benchmark index for the 1-year period.

On the basis of the foregoing and other relevant information, the Board concluded that the performance of each Current Fund is satisfactory.

16

SSGA ACTIVE TRUST

STATE STREET DISCIPLINED GLOBAL EQUITY PORTFOLIO

OTHER INFORMATION (continued)

June 30, 2016 (Unaudited)

Profits Realized by Adviser

The Board considered the profitability of the advisory arrangement with the Current Funds to the Adviser, including data on the Current Funds’ historical profitability to the Adviser. The Independent Trustees, through their counsel, had the opportunity to discuss, with representatives of the Adviser and State Street, methodologies used in computing costs that formed the bases of profitability calculations and determined that these methodologies were reasonable.

Fees Charged to Comparable Funds

The Board evaluated each Fund’s unitary fee through review of comparative information with respect to fees paid by similar funds — i.e., exchange-traded funds that are actively managed, as applicable. The Board reviewed the universe of similar exchange-traded funds for each ETF based upon data independently obtained from Broadridge Financial Solutions, Inc. (formerly Lipper Analytical Services) and related comparative information for similar exchange-traded funds. The Board also reviewed the fee structure, as applicable, of each Fund in connection with the master-feeder structure, the historical expense ratios of each Current Fund and the estimated expense ratios for each New Fund. In doing so, the Board used a fund by fund analysis of the data.

Other Benefits

The Board also considered whether the Adviser or its affiliates benefited in other ways from its relationship with the Trusts, noting that the Adviser does not maintain soft-dollar arrangements in connection with the Trusts’ brokerage transactions.

Economies of Scale

The Board reviewed information regarding economies of scale or other efficiencies that may result as each Fund’s assets grow in size. The Board noted that the Agreements did not provide for breakpoints in each Fund’s advisory fee rates as assets of a Fund increase. However, the Board further noted the Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration for the Funds by fixing relatively low advisory fees, effectively sharing the benefits of lower fees with the Funds from inception. The Adviser also asserted that one of the benefits of the unitary fee was to provide an unvarying expense structure, which could be lost or diluted with the addition of breakpoints. The Board noted that it intends to continue to monitor fees as the Funds grow in size and assess whether fee breakpoints may be warranted.

The Board, including the Independent Trustees voting separately, approved the Agreements for each Fund after weighing the foregoing factors, none of which was dispositive in itself and may have been weighed differently by each Trustee. The Board’s conclusions with respect to each Agreement were as follows: (a) the nature and extent of the services provided, or expected to be provided, by the Adviser with respect to the Funds were appropriate; (b) the performance of each Current Fund had been satisfactory; (c) the Adviser’s unitary fee for each Fund, considered in relation to services provided or expected to be provided, and in relation to fees charged to comparable funds, was fair and reasonable; (d) profitability of the Trusts’ relationship with the Adviser was not excessive; (e) any additional potential benefits to the Adviser or its affiliates were not of a magnitude to materially affect the Board’s conclusions; and (f) fees paid to the Adviser shared the economies of scale with respect to the Current Funds by way of the relatively low fee structure of the Trusts.

Approval of Massachusetts Financial Services Company Sub-Advisory Agreements

At an in-person meeting held prior to June 30, 2016, the Board also evaluated proposals to continue the separate Sub-Advisory Agreements (the “MFS Sub-Advisory Agreements”) between the Adviser and Massachusetts Financial Services Company (“MFS”) with respect to the SPDR MFS Systematic Core Equity ETF, SPDR MFS Systematic Growth Equity ETF and SPDR MFS Systematic Value Equity ETF, each a series of the SSGA Active Trust, and SSGA MFS Systematic Core Equity Portfolio, SSGA Systematic Growth Equity Portfolio and SSGA MFS Systematic Value Equity Portfolio, each a series of the SSGA Master Trust, each sub-advised by MFS (the “MFS Funds”). The Independent Trustees also met separately with their independent legal counsel to consider the MFS Sub-Advisory Agreements.

In evaluating the MFS Sub-Advisory Agreements, the Board drew on materials provided to them by MFS and the Adviser. In deciding whether to approve the MFS Sub-Advisory Agreements, the Board considered various factors,

17

SSGA ACTIVE TRUST

STATE STREET DISCIPLINED GLOBAL EQUITY PORTFOLIO

OTHER INFORMATION (continued)

June 30, 2016 (Unaudited)

including the (i) nature, extent and quality of services provided by MFS with respect to the MFS Funds under the MFS Sub-Advisory Agreements and (ii) investment performance of the MFS Funds. The Board was apprised of the portion of the current advisory fee that the Adviser would pay to MFS under the MFS Sub-Advisory Agreements and also considered that such fees would be paid directly by the Adviser and would not result in increased fees payable by the MFS Funds.

The Board considered the background and experience of MFS’s senior management and, in particular, MFS’s experience in investing in equity securities. The Board reviewed the MFS Funds’ performance, noting that that the performance of the MFS Funds was satisfactory. The Board also considered the unitary fee paid to the Adviser by each MFS Fund and MFS’s fees paid by the Adviser.

The Board, including the Independent Trustees voting separately, approved the MFS Sub-Advisory Agreements for each MFS Fund after weighing the foregoing factors, none of which was dispositive in itself and may have been weighed differently by each Trustee. The Board’s conclusions with respect to each MFS Sub-Advisory Agreement were as follows: (a) the nature and extent of the services provided by MFS with respect to the MFS Funds were appropriate; (b) the performance of the MFS Funds had been satisfactory; (c) MFS’s fees for the MFS Funds and the unitary fee, considered in relation to the services provided, were fair and reasonable; (d) any additional potential benefits to MFS were not of a magnitude to materially affect the Board’s conclusions; and (e) fees paid to MFS adequately shared the economies of scale with each applicable MFS Fund by way of the relatively low fee structure of the Trusts.

Approval of DoubleLine Capital LP Sub-Advisory Agreements

At in-person meetings held prior to June 30, 2016, the Board also considered proposals to continue the separate Sub-Advisory Agreements (the “DoubleLine Sub-Advisory Agreements”) between the Adviser and DoubleLine Capital LP (“DoubleLine”) with respect to the SPDR DoubleLine Total Return Tactical ETF, a series of the SSGA Active Trust, and State Street DoubleLine Total Return Tactical Portfolio, a series of the SSGA Master Trust (together, the “Current DoubleLine Funds”), and to approve the DoubleLine Sub-Advisory Agreements between the Adviser and DoubleLine with respect to the SPDR DoubleLine Short Duration Total Return Tactical ETF and SPDR DoubleLine Emerging Markets Fixed Income ETF, each a series of SSGA Active Trust (together with the Current DoubleLine Funds, the “DoubleLine Funds”), under which each of the DoubleLine Funds would be sub-advised by DoubleLine. The Independent Trustees also met separately with their independent legal counsel to consider the DoubleLine Sub-Advisory Agreements.

In evaluating the DoubleLine Sub-Advisory Agreements, the Board drew on materials provided to them by DoubleLine and the Adviser. In deciding whether to approve the DoubleLine Sub-Advisory Agreements, the Board considered various factors, including the (i) nature, extent and quality of services provided, or expected to be provided, by DoubleLine with respect to the DoubleLine Funds under the DoubleLine Sub-Advisory Agreements; and (ii) investment performance of the Current DoubleLine Funds. The Board was apprised of the portion of the advisory fee that the Adviser would pay to DoubleLine under the DoubleLine Sub-Advisory Agreements and also considered that such fees would be paid directly by the Adviser and would not result in increased fees payable by the DoubleLine Funds.

The Board considered the background and experience of DoubleLine’s senior management and, in particular, DoubleLine’s experience in investing in fixed income securities. The Board reviewed the Current DoubleLine Funds’ performance, noting that that the performance of the Current DoubleLine Funds was satisfactory. The Board also considered the unitary fee paid, or to be paid, to the Adviser by each DoubleLine Fund and DoubleLine’s fees paid by the Adviser.

The Board, including the Independent Trustees voting separately, approved the DoubleLine Sub-Advisory Agreements for the DoubleLine Funds after weighing the foregoing factors, none of which was dispositive in itself and may have been weighed differently by each Trustee. The Board’s conclusions with respect to each of the DoubleLine Sub-Advisory Agreements were as follows: (a) the nature and extent of the services provided, or expected to be provided, by DoubleLine with respect to the DoubleLine Funds were adequate and appropriate; (b) the performance of the Current DoubleLine Funds had been satisfactory; (c) DoubleLine’s fees for the DoubleLine Funds and the unitary fee, considered in relation to the services provided, or expected to be provided, were fair and reasonable; (d) any additional potential benefits to DoubleLine were not of a magnitude to materially affect the Board’s conclusions; and (e) fees paid, or expected to be paid, to DoubleLine were expected to share economies of scale with each applicable DoubleLine Fund by way of the relatively low fee structure of the Trusts.

18

SSGA ACTIVE TRUST

STATE STREET DISCIPLINED GLOBAL EQUITY PORTFOLIO

OTHER INFORMATION (continued)

June 30, 2016 (Unaudited)

TRUSTEES AND OFFICERS

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Trustees
Independent Trustees
FRANK NESVET c/o SSGA Active Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1943	Independent Trustee, Chairman, Trustee Committee Chair	Term: Unlimited Served: since September 2000	Chief Executive Officer, Libra Group, Inc. (a financial services consulting company) (1998-present).	218	SPDR Index Shares Funds (Trustee); SPDR Series Trust (Trustee); SSGA Master Trust (Trustee).
DAVID M. KELLY c/o SSGA Active Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1938	Independent Trustee, Audit Committee Chair	Term: Unlimited Served: since September 2000	Retired.	218	Chicago Stock Exchange (Former Director, retired); Penson Worldwide Inc. (Former Director, retired); SPDR Index Shares Funds (Trustee); SPDR Series Trust (Trustee); SSGA Master Trust (Trustee).
BONNY EUGENIA BOATMAN c/o SSGA Active Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1950	Independent Trustee	Term: Unlimited Served: since April 2010	Retired.	218	SPDR Index Shares Funds (Trustee); SPDR Series Trust (Trustee); SSGA Master Trust (Trustee).
DWIGHT D. CHURCHILL c/o SSGA Active Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1953	Independent Trustee	Term: Unlimited Served: since April 2010	Self-employed consultant since 2010; CEO and President, CFA Institute (June 2014-January 2015).	218	SPDR Index Shares Funds (Trustee); SPDR Series Trust (Trustee); SSGA Master Trust (Trustee); Affiliated Managers Group, Inc. (Director).
CARL G. VERBONCOEUR c/o SSGA Active Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1952	Independent Trustee	Term: Unlimited Served: since April 2010	Self-employed consultant since 2009.	218	The Motley Fool Funds Trust (Trustee); SPDR Index Shares Funds (Trustee); SPDR Series Trust (Trustee); SSGA Master Trust (Trustee).

19

SSGA ACTIVE TRUST

STATE STREET DISCIPLINED GLOBAL EQUITY PORTFOLIO

OTHER INFORMATION (continued)

June 30, 2016 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee
JAMES E. ROSS* SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1965	Interested Trustee	Term: Unlimited Served as Trustee: since April 2010	Chairman and Director, SSGA Funds Management, Inc. (2005-present); Senior Managing Director and Principal, State Street Global Advisors (2006-present); President, SSGA Funds Management, Inc. (2005-2012).	299	SPDR Index Shares Funds (Trustee); SPDR Series Trust (Trustee); SSGA Master Trust (Trustee); Select Sector SPDR Trust (Trustee); State Street Master Funds (Trustee); and State Street Institutional Investment Trust (Trustee).

*	Mr. Ross is an Interested Trustee because of his employment with the Adviser and ownership interest in an affiliate of the Adviser. Mr. Ross previously served as an Interested Trustee from November 2005 to December 2009.

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Officers
ELLEN M. NEEDHAM SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1967	President	Term: Unlimited Served: since October 2012	President and Director, SSGA Funds Management, Inc. (2001-present)*; Senior Managing Director, State Street Global Advisors (1992-present).*
ANN M. CARPENTER SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1966	Vice President; Deputy Treasurer	Term: Unlimited Served: since August 2012; Term: Unlimited Served: since February 2016	Chief Operating Officer, SSGA Funds Management, Inc. (2005-Present)*; Managing Director, State Street Global Advisors (2005-present).*
MICHAEL P. RILEY SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1969	Vice President	Term: Unlimited Served: since February 2005	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (February 2015-present); Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (2008-February 2015); Principal, State Street Global Advisors and SSGA Funds Management, Inc. (2005-2008).
JOSHUA A. WEINBERG SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1978	Chief Legal Officer	Term: Unlimited Served: since February 2015	Vice President and Managing Counsel, State Street Global Advisors (2011-present); Clerk, SSGA Funds Management, Inc. (2013-present); Associate, Financial Services Group, Dechert LLP (2006-2011).

20

SSGA ACTIVE TRUST

STATE STREET DISCIPLINED GLOBAL EQUITY PORTFOLIO

OTHER INFORMATION (continued)

June 30, 2016 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
CHRISTOPHER A. MADDEN State Street Bank and Trust Company One Hundred Huntington Avenue, CPH0326 Boston, MA 02116 1967	Secretary	Term: Unlimited Served: since August 2013	Vice President and Senior Counsel, State Street Bank and Trust Company (2013-present); Counsel, Atlantic Fund Services (2009-2013); Vice President.*
PATRICIA A. MORISETTE State Street Bank and Trust Company One Hundred Huntington Avenue, CPH0326 Boston, MA 02116 1973	Assistant Secretary	Term: Unlimited Served: since February 2015	Vice President and Counsel, State Street Bank and Trust Company (2014-present); Assistant Vice President and Counsel, John Hancock Financial Services (2011-2013); Independent legal consultant (2009-2011); Associate, Bingham McCutchen LLP (2003-2009).*,**
BRUCE S. ROSENBERG SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1961	Treasurer	Term: Unlimited Served: since February 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015-present; Director, Credit Suisse (April 2008-July 2015)).
CHAD C. HALLETT SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1969	Deputy Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014-present); Vice President, State Street Bank and Trust Company (2001-November 2014).*
SUJATA UPRETI SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1974	Assistant Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015-present; Assistant Director, Cambridge Associates, LLC (July 2014-January 2015); Vice President, Bank of New York Mellon (July 2012-August 2013); Manager, PricewaterhouseCoopers, LLP (September 2003-July 2012)).
DANIEL FOLEY SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1972	Assistant Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (April 2007-present).*
BRIAN HARRIS SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1973	Chief Compliance Officer and Anti-Money Laundering Officer	Term: Unlimited Served: since November 2013	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013-present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (2010-2013); Director of Compliance, AARP Financial Inc. (2008-2010).

*	Served in various capacities and/or with various affiliated entities during noted time period.
**	Served in various capacities and/or with unaffiliated mutual funds or closed-end funds for which State Street Bank and Trust Company or its affiliates act as a provider of services during the noted time period.

Statement of Additional information (SAI) includes additional information about Fund directors and is available, without charge, upon request and by calling 1-866-787-2257.

21

SSGA Active Trust

Trustees

Bonny E. Boatman

Dwight D. Churchill

David M. Kelly

Frank Nesvet, Chairman

James E. Ross

Carl G. Verboncoeur

Officers

Ellen M. Needham, President

Bruce Rosenberg, Treasurer

Ann Carpenter, Vice President and Deputy Treasurer

Michael P. Riley, Vice President

Chad C. Hallett, Deputy Treasurer

Sujata Upreti, Assistant Treasurer

Daniel Foley, Assistant Treasurer

Christopher A. Madden, Secretary

Patricia A. Morisette, Assistant Secretary

Brian Harris, Chief Compliance Officer and Anti-Money Laundering Officer

Joshua A. Weinberg, Chief Legal Officer

Investment Manager and Administrator

SSGA Funds Management, Inc.

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Distributor

State Street Global Markets, LLC

One Lincoln Street

Boston, MA 02111

Custodian, Sub-Administrator and Transfer Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Legal Counsel

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

Fund Shares are distributed by State Street Global Markets, LLC, a wholly-owned subsidiary of State Street Corporation. State Street Global Markets, LLC; member FINRA, SIPC.

The information contained in this report is intended for the general information of shareholders of the Portfolio and shareholders of any fund or private client invested in the Portfolio. Generally, shares of the Portfolio may be purchased only by or on behalf of other registered investment companies or private clients for which the Adviser or an affiliate serves as investment adviser (or in a similar capacity). This report is not authorized for distribution (i) to prospective investors in any fund invested in the Portfolio unless preceded or accompanied by a current offering document for such fund or (ii) to prospective eligible investors in the Portfolio unless preceded or accompanied by a current offering document of the Portfolio. Eligible investors in the Portfolio may obtain a current prospectus and SAI from the Distributor by calling 1-800-997-7327. Please read the offering document carefully before investing in the Portfolio.

SSIITDGBLEQSAR

IBG-20865

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”). During the period covered by this report, no substantive amendments were made to the Code of Ethics. During the period covered by this report, the registrant did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

The Code of Ethics is attached hereto as Exhibit 12(a)(1).

Item 3. Audit Committee Financial Expert.

(a)(1) The Board of Trustees of the registrant has determined that the registrant has five Board members serving on the Audit Committee that possess the attributes identified in Instructions 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”

(2) Bonny Boatman, Dwight Churchill, David M. Kelly, Frank Nesvet and Carl Verboncoeur are the registrant’s audit committee financial experts. The Board also determined that each of the foregoing persons are not “interested person(s)” of the registrant as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees.

For the fiscal years ending June 30, 2016 and June 30, 2015, the aggregate audit fees billed for professional services rendered by the principal accountant were $160,882 and $113,203, respectively. Audit fees include the performance of the annual audits and routine regulatory filings (one for each SEC registrant).

(b) Audit-Related Fees.

For the fiscal years ending June 30, 2016 and June 30, 2015, the principal accountant did not bill the registrant any fees for assurances and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c) Tax Fees.

For the fiscal years ending June 30, 2016 and June 30, 2015, the aggregate tax fees billed for professional services rendered by the principal accountant were $124,389 and $96,657, respectively. Tax fees represent services related to the review of year-end distribution requirements, as well as the review and signing as preparer of all federal, state and excise income tax returns for the series of the registrant.

(d) All Other Fees.

There were no other fees billed by the principal accountant for the fiscal years ending June 30, 2016 and June 30, 2015.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.

The registrant’s Audit Committee Charter states the following with respect to pre-approval procedures:

Before the independent auditors are engaged by the Trust to render audit or non-audit services, either:

a.	The Audit Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) provided to the Trust. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. Any decision of any member to whom authority is delegated under this section shall be presented to the full Audit Committee at its next regularly scheduled meeting;

or

b.	The engagement to render the auditing service or permissible non-audit service is entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the investment adviser. The Audit Committee must be informed of each service entered into pursuant to the policies and procedures. A copy of any such policies and procedures shall be attached as an exhibit to the Audit Committee Charter.

c.	De Minimis Exceptions to Pre-Approval Requirements. Pre-Approval for a service provided to the Trust other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to the independent auditors during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee prior to the completion of the audit.

d.	Pre-Approval of Non-Audit Services Provided to the investment adviser and Certain Control Persons. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the independent auditors to (a) the investment adviser and (b) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust, if the independent auditors’ engagement with the investment adviser or any such control persons relates directly to the operations and financial reporting of the Trust. It shall be the responsibility of the independent auditors to notify the Audit Committee of any non-audit services that need to be pre-approved.

e.	Application of De Minimis Exception: The De Minimis exception set forth above applies to pre-approvals under this Section as well, except that the “total amount of revenues” calculation is based on the total amount of revenues paid to the independent auditors by the Trust and any other entity that has its services approved under this Section (i.e., the investment adviser or any control person).

(e)(2) Percentage of Services.

One hundred percent of the services described in each of paragraphs (b) through (d) of this Item were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed for by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser were as follows:

	FY 2016 (in millions)	FY 2015 (in millions)

Non audit services billed to:
Registrant:	See Item 4(c)	See Item 4(c)
Investment Adviser:	—	—

Other entities in the Investment Company Complex (1)(2):
Audit Related Fees	$15.5	$16.0
Tax Fees	7.5	6.0
All Other Fees	2.7	0.8

(1)	Information is for the calendar years 2015 and 2014, respectively.
(2)	Services under the caption Audit-Related Fees consisted principally of reports on the processing of transactions by servicing organizations, audits of employee benefit plan, non-statutory audits and due diligence procedures. Services under the caption Tax Fees consisted principally of expatriate, compliance and corporate tax advisory services. Services under the caption All Other Fees consisted of advisory services related to certain regulatory initiatives.

(h) The registrant’s principal accountant notified the registrant’s Audit Committee of all non-audit services that were rendered by the principal accountant to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the registrant’s Audit Committee to consider whether such services were compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committees of Listed Registrants.

The registrant has an audit committee which was established by the Board of Trustees of the Trust in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the registrant’s audit committee are Bonny Boatman, Dwight Churchill, David M. Kelly, Frank Nesvet and Carl Verboncoeur.

Item 6. Investments.

(a) A Schedule of Investments for each series of the registrant is included as a part of the reports to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable to the registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board.

Item 11. Controls and Procedures.

(a) Within 90 days of the filing date of this Form N-CSR, Ellen M. Needham, the registrant’s President and Principal Executive Officer, and Bruce S. Rosenberg, the registrant’s Treasurer and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures and evaluated their effectiveness. Based on their review, Ms. Needham and Mr. Rosenberg determined that the disclosure controls and procedures adequately ensure that information required to be disclosed by the registrant in its periodic reports is recorded, processed, summarized and reported within the time periods required by the U.S. Securities and Exchange Commission.

(b) In the registrant’s second fiscal quarter covered by this form N-CSR filing, there were no significant changes in the registrant’s internal controls or in other factors that have materially affected, or are reasonably likely to materially affect, its controls over financial reporting subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.

(a)(1) Code of Ethics referred to in Item 2.

(a)(2) Separate certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, for each principal executive officer and principal financial officer of the registrant are attached.

(a)(3) Not applicable to the registrant.

(b) A single certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934, as amended, and Section 1350 of Chapter 63 of Title 18 of the United States Code for the principal executive officer and principal financial officer of the registrant is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SSGA Active Trust

By:	/s/ Ellen M. Needham
Ellen M. Needham
President and Principal Executive Officer

Date:	September 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ellen M. Needham
Ellen M. Needham
President and Principal Executive Officer

Date:	September 8, 2016

By:	/s/ Bruce S. Rosenberg
Bruce S. Rosenberg
Treasurer and Principal Financial Officer

Date:	September 8, 2016